UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Growth Prepared Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Secured Credit Portfolio

BlackRock U.S Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 03/31/2014

Item 1 – Report to Stockholders

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

„   BlackRock GNMA Portfolio

„   BlackRock Inflation Protected Bond Portfolio

„   BlackRock Investment Grade Bond Portfolio

„   BlackRock Secured Credit Portfolio

„   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund’s BlackRock Shares performed in line with the benchmark, the Barclays GNMA MBS Index, while all other share classes of the Fund underperformed the benchmark index.

What factors influenced performance?

•

Contributing positively to performance was the Fund’s management of coupon exposure as there were a number of tactical relative value opportunities within the agency mortgage-backed securities (“MBS”) sector during the period. Toward the end of 2013, security selection and a concentration in lower-coupon issues delivered strong performance as these positions benefited from the U.S. Federal Reserve providing clarity on its plans for the gradual winding down – or “tapering” – of its accommodative monetary policy. In the first quarter of 2014, the Fund benefited from holding an overweight to higher coupons, which performed well as mortgage prepayment rates were slower than expected. Another key contributor to the Fund’s performance was the active management of duration (interest rate risk), particularly the Fund’s move from an over-weight duration position (higher sensitivity to interest rate movements) at the beginning of 2014 to an underweight versus the benchmark index at period end.

•

The primary detractor from the Fund’s performance was a short position in interest-only mortgages as slower than expected prepayment activity in the first quarter of 2014 drove valuations higher in the underlying securities.

•

The Fund held derivatives during the period as part of its investment strategy. Derivatives are used by the Fund primarily as a means to manage interest rate risk and/or take outright views on interest rate movements.

During the period, the use of derivatives had a negative impact on performance.

Describe recent portfolio activity.

•

During the fourth quarter of 2013, the Fund’s duration position was longer than that of the benchmark index. The Fund took advantage of the strong performance of agency MBS following the Fed’s taper decision in December to reduce exposure to the sector. The Fund tactically traded coupons throughout the period and gained exposure to higher coupons given reduced prepayment risk at the start of 2014. Toward the end of the period, the Fund marginally reduced duration given concerns about rising interest rates, and continued to scale back on overall agency MBS exposure, bringing the Fund’s weighting more in line with that of the benchmark index. During the period, the Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on the Fund’s performance.

Describe Fund positioning at period end.

•

Relative to the Barclays GNMA MBS Index, the Fund ended the period marginally underweight in duration and held a neutral weight in agency MBS with a bias toward the middle coupons. The Fund’s positioning as of period end reflects the investment adviser’s expectation that higher interest rates and increased volatility in 2014 may provide opportunities to add back agency MBS exposure at more attractive valuations, while the yield levels offered by agency MBS relative to other spread sectors could be a catalyst for increased demand. Additionally, the investment adviser continues to monitor the degree of the Fed’s influence on the mortgage market, which is expected to decline with the tapering of the Fed’s asset purchase program.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	98%
U.S. Treasury Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	100%

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[2]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	1.59%	1.37%	1.29%	(0.45)%	N/A	4.37%	N/A	4.94%	N/A
Institutional	1.57	1.27	1.17	(0.47)	N/A	4.36	N/A	4.90	N/A
Service	1.22	1.01	1.10	(0.82)	N/A	3.99	N/A	4.58	N/A
Investor A	1.15	0.99	1.07	(0.73)	(4.70)%	3.99	3.15%	4.53	4.10%
Investor B	0.36	0.20	0.64	(1.67)	(6.01)	3.14	2.80	3.96	3.96
Investor C	0.47	0.30	0.70	(1.60)	(2.57)	3.20	3.20	3.77	3.77
Barclays GNMA MBS Index	—	—	1.25	(0.18)	N/A	3.91	N/A	4.70	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Including Interest Expense and Fees	Excluding Interest Expense and Fees	Beginning Account Value October 1, 2013	Including Interest Expense and Fees		Excluding Interest Expense and Fees
			Expenses Paid During the Period[5]	Expenses Paid During the Period[6]		Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,012.90	$2.66	$2.61	$1,000.00	$1,022.29	$2.67	$1,022.34	$2.62
Institutional	$1,000.00	$1,011.70	$2.81	$2.76	$1,000.00	$1,022.14	$2.82	$1,022.19	$2.77
Service	$1,000.00	$1,011.00	$4.56	$4.51	$1,000.00	$1,020.39	$4.58	$1,020.44	$4.53
Investor A	$1,000.00	$1,010.70	$4.81	$4.76	$1,000.00	$1,020.14	$4.84	$1,020.19	$4.78
Investor B	$1,000.00	$1,006.40	$9.15	$9.10	$1,000.00	$1,015.81	$9.20	$1,015.86	$9.15
Investor C	$1,000.00	$1,007.00	$8.56	$8.51	$1,000.00	$1,016.40	$8.60	$1,016.45	$8.55

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for BlackRock, 0.56% for Institutional, 0.91% for Service, 0.96% for Investor A, 1.83% for Investor B and 1.71% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.55% for Institutional, 0.90% for Service, 0.95% for Investor A, 1.82% for Investor B and 1.70% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	5

Fund Summary as of March 31, 2014	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, BlackRock Shares performed in line with its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, while the Fund’s Institutional, Service, Investor A, Investor B and Investor C Shares underperformed the benchmark index.

What factors influenced performance?

•

Both the Fund and the benchmark index generated negative returns amid interest rate volatility and low inflation expectations. In the earlier part of the period, bond valuations were largely driven by expectations as to when the U.S. Federal Reserve (“Fed”) would begin the gradual reduction – or “tapering” – of its monetary stimulus programs. As the release of economic data resumed upon the reopening of the U.S. government from its October shutdown, a more positive outlook for the labor market fueled expectations of an accelerated timing of the initial taper despite cues to the contrary from the Fed. Interest rates became increasingly volatile, pressuring bond markets broadly. (Bond prices fall as interest rates rise.) After the Fed ultimately announced the taper in mid-December, however, the performance of U.S. Treasury inflation-protected securities (“TIPS”) was notably strong, particularly in breakevens following the last 5-year auction of the year. (“Breakeven” refers to the spread between real and nominal yields.) In the first quarter of 2014, weaker U.S. economic data spurred a bond rally, which was further supported by investors seeking refuge from heightened volatility in emerging markets and tensions between Russia and Ukraine. As the first quarter progressed, geopolitical concerns and hawkish central bank policy guidance, most notably from the Fed, dominated investor sentiment, leading the U.S. nominal and real curves to flatten. (The “real” yield curve reflects the yields on U.S. TIPS across a range of maturities, whereas the “nominal” yield curve refers to traditional non-inflation-linked U.S. Treasury securities.) Meanwhile, inflation rates in the developed world remained generally benign throughout the six-month period.

•

In this environment, the Fund underperformed the benchmark index due to positioning on the U.S. real rates curve. An overweight in long-dated TIPS and exposure to long forward real rates hurt performance as both long real and long forward real rates drifted higher in the earlier part of the period. As these rates ultimately declined in the latter part of the period, some of the earlier losses were recouped; however, the Fund’s short nominal duration bias (lower sensitivity to interest rate movements) detracted from performance. Additionally, the Fund’s foreign currency exposures in the aggregate had a negative impact on results, especially due to a short position in the euro versus the U.S. dollar.

•

Contributing positively to performance was the Fund’s position in short-term inflation-linked securities in Italy. A small exposure to short-term real rates in Brazil also had a positive impact on returns as the stress in emerging markets abated later in the period. The Fund’s modest long position in 10-year Japanese breakevens also added to gains.

Describe recent portfolio activity.

•

During the period, the Fund moved to a short duration position based on the view that the Fed would be hard pressed to convince the market that forward guidance would remain effective indefinitely, and that improving economic data would challenge short- to intermediate-rate valuations. The Fund took a tactical approach with respect to trading and positioning on the U.S. nominal yield curve driven by the tone of the Fed. On the U.S. real yield curve, the Fund began the period with a long forward bias given an attractive risk profile in a modest economic growth environment, but reduced this position substantially over the period in light of less attractive valuations. Elsewhere, the Fund maintained a bias for European real rates versus the U.S. predicated on the belief that the market is not appropriately priced for the diverging policies of these central banks.

Describe Fund positioning at period end.

•

At period end, the Fund’s duration was 7.32 years, which was slightly shorter than that of the Barclays U.S. Treasury Inflation Protected Securities Index. The investment advisor continues to closely monitor signs of labor market improvement, specifically, the trend rate of the short-term unemployment rate, as well as the University of Michigan median expected income increase survey. The Fund continued to maintain a bias for European real rates versus the U.S., with a focus on short-term rates in Germany and Italy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Treasury Obligations	88%
Foreign Government Obligations	11
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	94%
AA/Aa	1
A	1
BBB/Baa	3
B	1

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

[3]   An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

[4]   Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.87%	3.70%	(0.14)%	(5.84)%	N/A	4.86%	N/A	5.52%	N/A
Institutional	3.72	3.57	(0.25)	(6.01)	N/A	4.74	N/A	5.45	N/A
Service	3.45	3.32	(0.39)	(6.25)	N/A	4.44	N/A	4.99	N/A
Investor A	3.30	3.00	(0.31)	(6.23)	(9.98)%	4.42	3.57%	5.12	4.68%
Investor B	2.62	2.47	(0.84)	(7.09)	(11.17)	3.58	3.23	4.55	4.55
Investor C	2.71	2.57	(0.72)	(6.92)	(7.82)	3.67	3.67	4.40	4.40
Barclays U.S. Treasury Inflation Protected Securities Index	—	—	(0.09)	(6.49)	N/A	4.90	N/A	5.11	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 28, 2004.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$998.60	$1.69	$1.59	$1,000.00	$1,023.24	$1.72	$1,023.34	$1.61
Institutional	$1,000.00	$997.50	$2.29	$2.19	$1,000.00	$1,022.64	$2.32	$1,022.74	$2.22
Service	$1,000.00	$996.10	$3.83	$3.73	$1,000.00	$1,021.09	$3.88	$1,021.19	$3.78
Investor A	$1,000.00	$996.90	$3.88	$3.78	$1,000.00	$1,021.04	$3.93	$1,021.14	$3.83
Investor B	$1,000.00	$991.60	$8.09	$7.99	$1,000.00	$1,016.80	$8.20	$1,016.90	$8.10
Investor C	$1,000.00	$992.80	$7.65	$7.50	$1,000.00	$1,017.25	$7.75	$1,017.40	$7.59

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.34% for BlackRock, 0.46% for Institutional, 0.77% for Service, 0.78% for Investor A, 1.63% for Investor B and 1.54% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.32% for BlackRock, 0.44% for Institutional, 0.75% for Service, 0.76% for Investor A, 1.61% for Investor B and 1.51% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	7

Fund Summary as of March 31, 2014	BlackRock Investment Grade Bond Portfolio

Investment Objective

BlackRock Investment Grade Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund outperformed its benchmark, the Barclays U.S. Credit Index.

What factors influenced performance?

•

The Fund benefited from security selection within industrials and financials. Most notably, the Fund’s holdings in the media cable and automotive industries (industrials) drove outperformance. Elsewhere, allocations to capital securities and non-benchmark exposure to high yield debt had a positive impact as both of these sectors delivered strong returns. Also contributing positively was a tactical yield curve-flattening bias (fewer holdings of short-dated securities on the interest rate yield curve in favor of longer-dated bonds).

•	There were no material detractors from performance relative to the benchmark index.

Describe recent portfolio activity.

•

During the six-month period, the Fund remained defensively positioned with a focus on security selection. The Fund did not make structural changes to its positioning within corporate credit, remaining overweight in financials and utilities and underweight in industrials. However, the Fund did reduce its emerging markets underweight in the first quarter of 2014. Throughout the period, the Fund tactically traded duration

(managed interest rate risk) and yield curve positioning while seeking opportunities to take advantage of cheap asset prices amid market volatility. The Fund held an allocation to cash and cash equivalents due to a cautious view on investment grade credit valuations during the period. The cash balance did not have a material impact on the Fund’s performance.

Describe Fund positioning at period end.

•

As of period end, the Fund was positioned defensively given macro uncertainties. Relative to the Barclays U.S. Credit Index, the Fund was overweight in financials with concentrations in life insurance and U.S. money center banks. The Fund also held an overweight to utilities with a preference for U.S.-based natural gas pipelines as a means of increasing exposure to U.S.-oriented cash flows. The Fund remained underweight in industrials, especially in the energy and technology segments. Given a number of headwinds for sustainable growth and the continuation of low borrowing costs, the Fund remained focused on bottom-up security selection as many companies tend to favor shareholders at the expense of debt holders in this environment. Outside of the corporate space, the Fund’s weighting in emerging market sovereign bonds was in line with that of the benchmark index, although the Fund maintained a higher quality bias in this space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	70%
Preferred Securities	10
U.S. Treasury Obligations	5
Asset-Backed Securities	4
U.S. Government Sponsored Agency Securities	3
Taxable Municipal Bonds	3
Foreign Agency Obligations	3
Foreign Government Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	12%
AA/Aa	3
A	22
BBB/Baa	50
BB/Ba	11
B	2

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock Investment Grade Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. The Fund’s total returns prior to July 29, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

[3]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.32%	2.82%	5.05%	(0.99)%	N/A	10.27%	N/A	8.24%	N/A
Institutional	3.04	1.96	5.00	(1.10)	N/A	10.14	N/A	8.14	N/A
Investor A	2.72	2.31	4.62	(1.53)	(5.47)%	9.77	8.87%	7.78	7.10%
Barclays U.S. Credit Index	—	—	3.86	1.02	N/A	8.90	N/A	6.12	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]
BlackRock	$1,000.00	$1,050.50	$2.40	$2.30	$1,000.00	$1,022.59	$2.37	$1,022.69	$2.27
Institutional	$1,000.00	$1,050.00	$2.86	$2.81	$1,000.00	$1,022.14	$2.82	$1,022.19	$2.77
Investor A	$1,000.00	$1,046.20	$4.69	$4.59	$1,000.00	$1,020.34	$4.63	$1,020.44	$4.53

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.47% for BlackRock, 0.56% for Institutional and 0.92% for Investor A), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.55% for Institutional and 0.90% for Investor A), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	9

Fund Summary as of March 31, 2014	BlackRock Secured Credit Portfolio

Investment Objective

BlackRock Secured Credit Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund outperformed the benchmark, the S&P/LSTA Leveraged Loan Index, and underperformed the customized reference benchmark, which is a market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index.

What factors influenced performance?

•

Security selection in the gaming, wireless, and building materials industries contributed positively to the Fund’s performance, while a tactical allocation to high quality collateralized loan obligations (“CLOs”) further propelled gains for the period.

•

Conversely, security selection within the electric and media non-cable segments detracted from returns. Within bank loans, the Fund’s underweight to lower quality loan credits hindered performance as these names continued to benefit from healthy loan demand and more fluid capital markets over the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund continued to capitalize on opportunities across the high yield and bank loan markets, with a focus on higher quality income-oriented credit names with stable fundamentals, paying an attractive coupon and maintaining good asset coverage. With the bank loan market trading at or above par and many companies refinancing or re-pricing their outstanding debt obligations, the Fund rotated out of names with diminished yield profiles and took advantage of the new-issue market to add risk. The Fund maintained an up-in-quality bias in high yield as well, although the Fund reduced exposure to the asset class in favor of loans as yields continued to fall and valuations inched closer to fair value in the high yield space. From an industry perspective, the Fund increased exposure to pharmaceuticals and lodging and reduced exposure to metals and mining and electric names.

•	At times, the Fund held cash committed for pending transactions. The cash balance did not have a material impact on the Fund’s performance.

Describe Fund positioning at period end.

•

In bank loans, the Fund continued to maintain a higher quality bias in terms of credit quality, loan structure and liquidity. With respect to high yield, the Fund maintained a conservative stance and generally sought to anchor risk in the more income-oriented businesses. At period end, the Fund held 72% in floating rate loan interests, 26% in corporate bonds with the remainder in asset-backed securities. The Fund’s highest-conviction holdings included Level 3 Financing, Inc., HD Supply, Inc. and Realogy Group LLC. The Fund ended the period with a duration at 1.17 years. (Duration is a measure of the portfolio’s sensitivity to interest rate movements.).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Floating Rate Loan Interests	72%
Corporate Bonds	26
Asset-Backed Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

A	1%
BBB/Baa	6
BB/Ba	40
B	47
CCC/Caa	6
[1]	Using the higher of S&P’s or Moody’s rating.

10	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock Secured Credit Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, Fund invests at least 80% of its assets in secured instruments, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 2, 2012, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

[3]

An unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated and U.S.-syndicated loans to overseas issuers.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[5]
				1 Year		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge
Institutional	3.69%	3.49%	3.67%	5.09%	N/A	6.57%		N/A
Investor A	3.34	3.15	3.54	4.82	2.20%	6.30		5.65%
Investor C	2.69	2.46	3.16	4.05	3.05	5.52		5.52
S&P/LSTA Leveraged Loan Index	—	—	2.91	4.35	N/A	6.15		N/A
Customized Reference Benchmark[7]	—	—	3.76	5.19	N/A	N/A	[8]	N/A

[5]

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.

[7]	A market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Barclays High Yield Index.

[8]	The Customized Reference Benchmark commenced in April 2012. As a result, the table does not include performance information since inception for the Customized Reference Benchmark.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.70	$3.55	$1,000.00	$1,021.44	$3.53	0.70%
Investor A	$1,000.00	$1,035.40	$4.82	$1,000.00	$1,020.19	$4.78	0.95%
Investor C	$1,000.00	$1,031.60	$8.61	$1,000.00	$1,016.45	$8.55	1.70%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	11

Fund Summary as of March 31, 2014	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund’s Institutional, Investor A, Service and Class R Shares outperformed the benchmark, the Barclays U.S. Government/Mortgage Index, while the Fund’s Investor B, Investor B1, Investor C and Investor C1 Shares underperformed the benchmark index.

What factors influenced performance?

•

The Fund benefited from active duration management relative to the benchmark index, with the Fund moving from an overweight duration position (higher sensitivity to interest rate movements) at the beginning of the period to an underweight by period end. The Fund’s reduced duration proved beneficial in the beginning of 2014 when rates moved higher as weaker-than-expected economic data in the U.S. and growing emerging market fears drove investors into higher quality assets.

•

Within commercial mortgage-backed securities (“CMBS”), the Fund’s exposure to the multi-family housing sector and interest-only mortgages were key contributors to performance. Finally, exposure to non-U.S. dollar-denominated securities had a positive impact, particularly Australian and Canadian covered bonds.

•

The primary detractor from performance was security selection within the Fund’s allocation to 30-year agency mortgage-backed securities (“MBS”). In particular, an underweight to lower-coupon MBS early in the period hindered results as these securities performed well after the U.S. Federal Reserve provided clarity on its plans for the gradual winding down – or “tapering” – of its accommodative monetary policy at the conclusion of its December meeting.

•

The Fund held derivatives during the period as part of its investment strategy. Derivatives are used by the Fund primarily as a means to manage interest rate risk and/or take outright views on interest rate movements. During the period, the use of financial futures had a positive impact on performance, while the use of interest rate swaps had a negative impact; however, the net impact of the two strategies did not have a material impact on the Fund’s overall performance for the period.

Describe recent portfolio activity.

•

The Fund began the six-month period with a slightly longer duration relative to the benchmark index, but reduced duration exposure toward the end of 2013. Prior to the March 2014 meeting of the Fed, the Fund further scaled back on duration given concerns about rising interest rates, ending the period marginally underweight in duration versus the benchmark index.

•

The Fund remained heavily allocated toward the agency MBS sector while tactically managing issuer and coupon selection. The Fund ended the period with a bias towards the middle coupons. Additionally, the Fund maintained exposure to non-benchmark sectors including CMBS, asset-backed securities and covered bonds.

Describe Fund positioning at period end.

•

Relative to the Barclays U.S. Government/Mortgage Index, the Fund ended the period marginally underweight in duration. The Fund maintained exposure to U.S. Treasuries with underweights in select maturities on the short end of the yield curve. Despite reducing agency MBS exposure during the period, the Fund remained overweight relative to the benchmark index with a bias toward the middle coupons. The Fund’s positioning as of period end reflects the investment adviser’s expectation that higher interest rates and increased volatility in 2014 will provide opportunities to add back agency MBS exposure at more attractive valuations, while the yield levels offered by agency MBS relative to other spread sectors could be a catalyst for increased demand. Additionally, the investment adviser continues to monitor the degree of the Fed’s influence on the mortgage market, which is expected to decline with the tapering of the Fed’s asset purchase program.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	57%
U.S. Treasury Obligations	33
Corporate Bonds	6
Asset-Backed Securities	2
Non-Agency Mortgage-Backed Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	100%
[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Government/Mortgage Index (the benchmark).

[3]   This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.97%	1.70%	1.23%	(0.47)%	N/A	3.48%	N/A	3.79%	N/A
Service	1.78	1.50	1.14	(0.75)	N/A	3.21	N/A	3.52	N/A
Investor A	1.62	1.45	1.09	(0.74)	(4.71)%	3.09	2.25%	3.38	2.96%
Investor B	0.85	0.47	0.56	(1.69)	(6.04)	2.22	1.85	2.81	2.81
Investor B1	1.15	0.64	0.72	(1.39)	(5.26)	2.61	2.25	2.93	2.93
Investor C	0.88	0.71	0.68	(1.55)	(2.52)	2.29	2.29	2.59	2.59
Investor C1	1.07	0.87	0.68	(1.47)	(2.43)	2.52	2.52	2.84	2.84
Class R	1.39	1.21	0.93	(1.05)	N/A	2.87	N/A	3.18	N/A
Barclays U.S. Government/Mortgage Index	—	—	0.84	(0.59)	N/A	3.15	N/A	4.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,012.30	$3.26	$3.11	$1,000.00	$1,021.69	$3.28	$1,021.84	$3.13
Service	$1,000.00	$1,011.40	$4.21	$4.06	$1,000.00	$1,020.74	$4.23	$1,020.89	$4.08
Investor A	$1,000.00	$1,010.90	$4.66	$4.51	$1,000.00	$1,020.29	$4.68	$1,020.44	$4.53
Investor B	$1,000.00	$1,005.60	$8.95	$8.80	$1,000.00	$1,016.01	$9.00	$1,016.16	$8.85
Investor B1	$1,000.00	$1,007.20	$7.41	$7.26	$1,000.00	$1,017.55	$7.44	$1,017.70	$7.29
Investor C	$1,000.00	$1,006.80	$8.76	$8.61	$1,000.00	$1,016.21	$8.80	$1,016.36	$8.65
Investor C1	$1,000.00	$1,006.80	$7.81	$7.65	$1,000.00	$1,017.15	$7.85	$1,017.30	$7.70
Class R	$1,000.00	$1,009.30	$6.21	$6.06	$1,000.00	$1,018.75	$6.24	$1,018.90	$6.09

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.84% for Service, 0.93% for Investor A, 1.79% for Investor B, 1.48% for Investor B1, 1.75% for Investor C, 1.56% for Investor C1 and 1.24% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.81% for Service, 0.90% for Investor A, 1.76% for Investor B, 1.45% for Investor B1, 1.72% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	13

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Investment Grade Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge (front-end load) or contingent deferred sales charge (“CDSC”). These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Secured Credit Portfolio, which is subject to an initial sales charge of 2.50%, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

•

Investor B Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C and Investor C1 Shares (Investor C Shares are available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Secured Credit Portfolio and U.S. Government Bond Portfolio. Investor C1 Shares are available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%

and 0.55% per year, respectively, and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

•

Class R Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio, Investment Grade Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubscribed 30-day yield excludes the effects of any waiver and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS II	MARCH 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	15

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations — 2.9%
Fannie Mae:
Series 1996-48, Class Z, 7.00%, 11/25/26	USD 719		$807,066
Series 2003-9, Class EA, 4.50%, 10/25/17	45		45,333
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32	2,406		2,569,568
Series 2009-31, Class PT, 4.44%, 5/20/39 (a)	952		1,016,727
Series 2009-122, Class PY, 6.00%, 12/20/39	2,886		3,200,364
Series 2011-71, Class GF, 0.36%, 8/16/31 (a)	14,696		14,705,723

			22,344,781
Interest Only Collateralized Mortgage Obligations — 0.1%
Freddie Mac, Series 3740, Class PI, 4.00%, 3/15/37-6/15/43	3,395		492,113
Ginnie Mae, Series 2013-103, Class IO, 5.00%, 6/20/43	1,623		342,446

			834,559
Mortgage-Backed Securities — 161.8%
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/29-4/01/44 (b)	66,224		64,326,204
3.28%, 2/01/41	118		115,411
3.40%, 4/01/41	189		186,983
3.50%, 1/01/41-4/01/44 (b)	36,770		37,022,200
4.00%, 7/01/43-9/01/43	29,964		31,163,234
4.49%, 7/01/37	112		118,906
4.50%, 4/01/44 (b)	32,100		34,203,220
5.00%, 1/01/21-7/01/35	6,170		6,733,933
5.50%, 12/01/32-4/01/44 (b)	830		917,931
6.00%, 4/01/44 (b)	200		222,789
6.50%, 9/01/28-8/01/35	6,126		6,920,938
8.00%, 8/01/14	—	(c)	300
8.50%, 1/20/18	673		708,644
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/44 (b)	100		96,379
3.50%, 9/01/20-9/01/26	1,144		1,198,979
4.00%, 5/01/14-5/01/26	1,949		2,061,066
5.00%, 5/01/35-12/01/38	445		483,917
6.00%, 1/01/15-8/01/16	4		3,649
7.50%, 2/01/27-3/01/27	3		3,202
9.00%, 12/01/19	—	(c)	102

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/42-4/15/44 (b)	USD 103,362		$101,638,062
3.50%, 4/15/41-4/15/44 (b)	197,767		201,898,515
4.00%, 8/20/41-4/15/44 (b)	319,696		335,709,516
4.50%, 12/15/34-4/15/44 (b)	207,679		224,189,904
5.00%, 9/15/28-4/20/42	81,202		89,317,146
5.50%, 7/15/16-12/15/34	25,604		28,624,247
6.00%, 7/15/16-12/15/43	37,791		42,604,612
6.50%, 5/15/16-4/15/44 (b)	47,376		53,510,958
7.00%, 3/20/24-5/15/31	92		103,788
7.50%, 4/20/23-10/20/25	7		7,781
8.00%, 3/15/17-5/15/30	208		225,422
8.50%, 6/15/16-2/15/25	76		78,817
9.00%, 4/15/16-10/15/21	84		86,840
9.50%, 6/15/16-9/15/22	125		130,774
10.00%, 2/15/16-6/15/18	42		42,642
11.50%, 12/15/15	—	(c)	329
12.00%, 6/15/15	1		1,019

			1,264,658,359
Total U.S. Government Sponsored Agency Securities — 164.8%			1,287,837,699

U.S. Treasury Obligations — 2.8%
U.S. Treasury Notes, 2.75%, 2/15/24	21,350		21,396,714
Total Long-Term Investments (Cost — $1,310,292,245) — 167.6%			1,309,234,413

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	191,484,696	191,484,696
Total Short-Term Securities (Cost — $191,484,696) — 24.5%		191,484,696

Options Purchased
(Cost — $1,474,106) — 0.1%		1,067,194
Total Investments Before TBA Sale Commitments and Options Written
(Cost — $1,503,251,047) — 192.2%		1,501,786,303

Portfolio Abbreviations

AKA	Also known as	GBP	British Pound	NZD	New Zealand Dollar
AUD	Australian Dollar	GO	General Obligation	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	RB	Revenue Bond
CAD	Canadian Dollar	JPY	Japanese Yen	REMIC	Real Estate Mortgage
CLO	Collateralized Loan Obligation	KRW	South Korean Won		Investment Conduit
CPI	Consumer Price Index	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
EURIBOR	Euro Interbank Offered Rate	NOK	Norwegian Krone	XLCA	XL Capital Assurance Inc.
FKA	Formerly known as

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments (b)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/44	USD	34,300	$(33,104,858)
3.50%, 4/01/44		31,600	(31,787,625)
4.00%, 4/01/44		28,000	(29,102,500)
4.50%, 4/01/44		10,700	(11,413,891)
5.00%, 4/01/44		2,700	(2,943,633)
6.00%, 4/01/44		100	(111,449)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/44		2,500	(2,458,203)
3.50%, 4/15/44		53,800	(54,894,997)
4.00%, 4/15/44		139,000	(146,058,587)
4.50%, 4/15/44		107,700	(116,092,129)
5.00%, 4/15/44		19,500	(21,297,656)
5.50%, 4/15/44		2,700	(2,987,297)
6.00%, 4/15/44		19,600	(21,839,453)
Total TBA Sale Commitments (Proceeds — $474,481,496) — (60.7)%			(474,092,278)

Options Written	Value
(Premiums Received — $2,587,979) — (0.3)%	$(2,194,907)
Total Investments Net of TBA Sale Commitments and Options Written — 131.2%	1,025,499,118
Liabilities in Excess of Other Assets — (31.2)%	(244,093,707)

Net Assets — 100.0%	$781,405,411

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$(942,172)	$(7,687)
Credit Suisse Securities (USA) LLC	$(677,406)	$2,719
Deutsche Bank Securities, Inc.	$(32,867,968)	$(164,870)
Goldman Sachs & Co.	$47,310,148	$392,687
J.P. Morgan Securities LLC	$(24,190,917)	$(58,910)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$238,638,473	$426,195
Morgan Stanley & Co. LLC	$10,162,141	$(29,804)
Nomura Securities International, Inc.	$7,216,985	$(8,324)

(c)	Amount is less than $500.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	157,515,127	33,969,569	191,484,696	$33,851

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(3)	Euro Dollar Futures	Chicago Mercantile	June 2014	USD	748,162	$(1,682)
106	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	USD	12,609,031	(6,321)
(216)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	26,676,000	15,971
(3)	Euro Dollar Futures	Chicago Mercantile	September 2014	USD	747,975	(2,132)
(3)	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	747,600	(2,582)
(3)	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	746,700	(745)
5	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,241,938	1,095
(3)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	739,125	230
(5)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	1,228,063	1,251
Total						$5,085

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	99.00	9/12/14	342	$126,112

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	USD	30,600	$941,082

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 3-Year Mid-Curve	Put	USD	96.75	9/12/14	171	$(69,468)

•	OTC interest rate swaptions written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Call	5.25%	Pay	3-month LIBOR	1/27/15	USD	8,600	$(1,569,772)
10-Year Interest Rate Swap	Citibank N.A.	Put	5.25%	Receive	3-month LIBOR	1/27/15	USD	8,600	(5,118)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	USD	61,200	(550,549)
Total									$(2,125,439)

•	OTC total return swaps outstanding as of March 31, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	4,847	$4,379	$(57,067)	$61,446
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	7,475	6,752	(85,669)	92,421
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	7,087	6,403	(63,668)	70,071
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	564	(433)	2,202	(2,635)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	517	$(397)	$(3,926)	$3,529
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	517	397	2,425	(2,028)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,081	(830)	(1,175)	345
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	893	(685)	2,262	(2,947)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	846	(650)	(2,965)	2,315
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,081	830	(5,065)	5,895
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,034	(793)	(11,388)	10,595
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,034	(794)	(8,368)	7,574
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,034	(793)	(1,847)	1,054
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,034	(794)	(801)	7
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,034	(793)	(579)	(214)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	940	721	(2,883)	3,604
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	893	686	438	248
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	564	433	(4,572)	5,005
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	564	(433)	(499)	66
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	517	(397)	(4,184)	3,787

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	19

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	517	$(397)	$(457)	$60
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	517	397	2,132	(1,735)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	470	361	2,246	(1,885)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	470	361	(1,441)	1,802
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	423	(325)	(841)	516
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	423	324	2,087	(1,763)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/41	USD	1,081	829	4,901	(4,072)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/41	USD	423	325	(123)	448
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,785	(1,371)	(11,602)	10,231
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,128	(866)	4,455	(5,321)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	846	650	2,848	(2,198)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	517	(397)	(3,538)	3,141
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	517	396	(2,423)	2,819
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	470	361	(1,588)	1,949
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	564	(433)	1,856	(2,289)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	904	784	(177)	961

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock GNMA Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	904	$783	$313	$470
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	452	392	(40)	432
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	452	392	92	300
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/43	USD	452	391	35	356
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/43	USD	904	783	(613)	1,396
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/43	USD	904	783	168	615
Total						$17,332	$(249,039)	$266,371

[1] Fund pays the total return of the reference entity and receives the floating rate.
[2] Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	21

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,287,837,699	—	$1,287,837,699
U.S. Treasury Obligations	—	21,396,714	—	21,396,714
Short-Term Securities	$191,484,696	—	—	191,484,696
Options Purchased:
Interest Rate Contracts	126,112	941,082	—	1,067,194
Liabilities:
Investments:
TBA Sale Commitments	—	(474,092,278)	—	(474,092,278)
Total	$191,610,808	$836,083,217	—	$1,027,694,025

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$18,547	$293,458	—	$312,005
Liabilities:
Interest rate contracts	(82,930)	(2,152,526)	—	(2,235,456)
Total	$(64,383)	$(1,859,068)	—	$(1,923,451)

[1] Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$262,262	—	—	$262,262
Cash pledged as collateral for OTC derivatives	1,900,000	—	—	1,900,000
Liabilities:
Bank overdraft	—	$(224,125)	—	(224,125)
Cash received as collateral for TBA commitments	—	(640,000)	—	(640,000)
Cash received as collateral for OTC derivatives	—	(700,000)	—	(700,000)
Total	$2,162,262	$(1,564,125)	—	$598,137

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities — 0.0%	Par (000)		Value
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1, 0.34%, 1/25/47 (a)	USD	46	$46,073

Foreign Government Obligations
Brazil — 1.1%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 8/15/16	BRL	29,111	31,542,693
Germany — 6.3%
Federal Republic of Germany Inflation Linked Bond:
1.50%, 4/15/16	EUR	103,180	170,785,632
0.75%, 4/15/18		12,995	19,854,191

			190,639,823
Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)		4,550	84,617
Italy — 3.7%
Buoni Poliennali Del Tesoro Inflation Linked Bond, 2.10%, 9/15/16		73,130	112,049,150
Japan — 1.5%
Government of Japan CPI Linked Bond (10 Year), 0.10%, 9/10/23	JPY	4,270,800	44,880,368
New Zealand — 0.4%
New Zealand Government Bond, 3.00%, 9/20/30	NZD	13,939	12,262,839
Total Foreign Government Obligations — 13.0%			391,459,490

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.8%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.50%, 3/25/35 (a)(b)	USD	12,661	11,068,969
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.43%, 5/25/37 (a)		14,466	10,894,365

			21,963,334
Commercial Mortgage-Backed Securities — 0.4%
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.82%, 8/10/45 (a)(c)		10,934	12,125,399
Total Non-Agency Mortgage-Backed Securities — 1.2%			34,088,733

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.37%, 6/01/34 (a)		109	116,930

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27 (c)(d)	USD	283,355	$334,486,643
2.00%, 1/15/26 (c)		76,367	86,956,805
1.75%, 1/15/28		109,170	120,957,095
3.63%, 4/15/28		93,996	127,783,139
2.50%, 1/15/29 (e)		96,007	116,588,826
3.88%, 4/15/29		95,043	134,173,490
3.38%, 4/15/32		14,479	20,012,970
2.13%, 2/15/40-2/15/41 (e)		111,105	133,276,733
0.75%, 2/15/42		70,067	61,056,486
0.63%, 2/15/43		35,524	29,745,905
1.38%, 2/15/44		27,272	27,929,306
U.S. Treasury Inflation Indexed Notes:
1.25%, 4/15/14-7/15/20		177,791	183,594,290
2.00%, 7/15/14-1/15/16 (c)		99,540	101,507,574
1.63%, 1/15/15-1/15/18		26,803	27,538,730
0.50%, 4/15/15		151,046	154,114,155
1.88%, 7/15/15-7/15/19		56,591	62,968,598
0.13%, 4/15/16-1/15/23 (c)		908,790	913,570,035
2.50%, 7/15/16		99,853	108,933,155
2.63%, 7/15/17		833	932,513
1.38%, 7/15/18-1/15/20		103,506	111,989,549
2.13%, 1/15/19		48,738	54,426,869
1.13%, 1/15/21		156,439	166,069,204
0.63%, 7/15/21-1/15/24		140,554	141,102,862
0.38%, 7/15/23 (c)		47,382	46,863,874
Total U.S. Treasury Obligations — 108.6%			3,266,578,806
Total Long-Term Investments (Cost — $3,581,144,130) — 122.8%			3,692,290,032

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)		16,199,003	16,199,003
Total Short-Term Securities (Cost — $16,199,003) — 0.5%			16,199,003

Options Purchased
(Cost — $10,919,613) — 0.4%			12,827,532
Total Investments Before Options Written (Cost — $3,608,262,746) — 123.7%			3,721,316,567

Options Written
(Premiums Received — $6,776,418) — (0.2)%			(6,439,598)
Total Investments Net of Options Written — 123.5%			3,714,876,969
Liabilities in Excess of Other Assets — (23.5)%			(706,831,038)

Net Assets — 100.0%			$3,008,045,931

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	23

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	49,738,922	(33,539,919)	16,199,003	$62,926

(g)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.15%	10/10/13	Open	$51,100,000	$51,136,835
BNP Paribas Securities Corp.	0.23%	10/10/13	Open	194,640,000	194,855,131
Morgan Stanley & Co. LLC	0.08%	11/05/13	Open	37,667,500	37,679,805
BNP Paribas Securities Corp.	0.08%	11/29/13	Open	5,105,000	5,106,395
BNP Paribas Securities Corp.	0.10%	12/19/13	Open	86,900,000	86,924,863
BNP Paribas Securities Corp.	0.06%	1/02/14	Open	32,625,000	32,629,839
BNP Paribas Securities Corp.	0.07%	1/31/14	Open	25,275,000	25,277,949
Citigroup Global Markets, Inc.	(1.00%)	2/04/14	Open	12,165,000	12,165,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.04%	2/10/14	Open	141,700,000	141,707,872
BNP Paribas Securities Corp.	0.05%	2/11/14	Open	12,005,625	12,006,442
Deutsche Bank Securities, Inc.	0.05%	2/12/14	Open	20,062,500	20,063,837
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	2/18/14	Open	26,850,000	26,853,133
BNP Paribas Securities Corp.	0.11%	2/28/14	Open	37,275,000	37,278,645
BNP Paribas Securities Corp.	0.07%	3/27/14	Open	9,145,000	9,145,089
Total				$692,515,625	$692,830,835

[1]	Rate shown is as of report date.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(114)	Euro-Bund	Eurex	June 2014	USD	22,518,247	$11,576
	Euro-Bund 8.5 to 10.5-Year
	Bond Futures Call Options,
243	Strike Price EUR 143.00	Eurex	June 2014	USD	411,768	47,578
	Euro-Bund 8.5 to 10.5-Year
	Bond Futures Put Options, Strike
243	Price EUR 143.00	Eurex	June 2014	USD	284,555	(250,603)
	Japanese Government Bonds
(47)	(10 Year)	Tokyo	June 2014	USD	65,854,188	68,561
197	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	USD	43,253,812	(61,346)
3,557	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	USD	423,116,266	(544,692)
366	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	45,201,000	4,486
(1,548)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2014	USD	206,222,625	(444,758)
(773)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2014	USD	111,674,344	(2,250,039)
(1,144)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	283,468,900	333,920
1,169	Euro Dollar Futures	Chicago Mercantile	September 2017	USD	283,614,012	(313,894)
Total						$(3,399,211)

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	53,600,000	USD	23,152,438	UBS AG	4/02/14	$457,992
USD	22,806,570	BRL	53,600,000	BNP Paribas S.A.	4/02/14	(803,860)
MXN	388,785,000	USD	29,166,823	Deutsche Bank AG	4/15/14	578,122
NOK	143,593,183	AUD	26,865,000	JPMorgan Chase Bank N.A.	4/15/14	(922,019)
NOK	11,797,000	USD	1,963,728	Bank of America N.A.	4/15/14	5,304
NZD	715,000	USD	604,515	Deutsche Bank AG	4/15/14	15,235
NZD	8,565,000	USD	7,221,914	UBS AG	4/15/14	202,085
USD	75,150,384	EUR	54,105,000	UBS AG	4/15/14	614,790
USD	304,090	JPY	31,250,000	Barclays Bank PLC	4/15/14	1,299
USD	12,777,231	JPY	1,312,550,000	Barclays Bank PLC	4/15/14	59,527
USD	6,214,967	MXN	82,582,000	Royal Bank of Canada	4/15/14	(103,170)
USD	1,810,432	NOK	10,815,000	Deutsche Bank AG	4/15/14	5,306
USD	6,878,847	NZD	8,097,000	UBS AG	4/15/14	(139,497)
AUD	1,555,017	USD	1,398,253	The Bank of New York Mellon	4/22/14	41,702
CAD	5,850,000	USD	5,201,734	Bank of America N.A.	4/22/14	87,305
USD	1,777,282	AUD	2,006,000	Barclays Bank PLC	4/22/14	(80,286)
USD	3,216,890	CAD	3,530,000	Barclays Bank PLC	4/22/14	25,385
USD	307,730,425	EUR	223,327,000	Bank of America N.A.	4/22/14	77,940
USD	305,185	GBP	185,000	Barclays Bank PLC	4/22/14	(3,186)
USD	45,508,492	JPY	4,659,346,000	Westpac Banking Corp.	4/22/14	360,915
USD	22,971,845	BRL	53,600,000	UBS AG	5/05/14	(435,546)
Total						$45,343

•	Inflation indexed caps outstanding as of March 31, 2014 were as follows:

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. Consumer Price Index Urban Consumers NSA (USCPIU)	Upfront premium	Maximum of USCPIU minus 2.00% or $0	Deutsche Bank AG	5/10/14	USD	150,905	—	$226,358	$(226,358)
U.S. Consumer Price Index Urban Consumers NSA (USCPIU)	Upfront premium	Maximum of USCPIU minus 2.00% or $0	Deutsche Bank AG	5/10/14	USD	50,300	—	75,450	(75,450)
U.S. Consumer Price Index Urban Consumers NSA (USCPIU)	Upfront premium	Maximum of USCPIU minus 2.00% or $0	Deutsche Bank AG	5/13/14	USD	25,125	—	37,688	(37,688)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	maximum of HICPx for January 2022 divided by HIPC for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	$(204,167)	(1,014,650)	810,483
Total							$(204,167)	$(675,154)	$470,987

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	25

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Inflation indexed floors outstanding as of March 31, 2014 were as follows:

Reference Entity	Fund Receives	Fund Pays	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	maximum of HICPx for November 2015 divided by HICP for November 2013 minus 0.15% or $0	Upfront premium and payment at expiration	Barclays Bank PLC	11/19/15	EUR	33,500	$47,346	$67,710	$(20,364)

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	99.38	4/11/14	1,232	$161,700
U.S. Treasury Notes (10 Year)	Put	USD	123.50	4/25/14	960	615,000
U.S. Treasury Notes (10 Year)	Put	USD	121.50	4/25/14	960	105,000
U.S. Treasury Bonds (30 Year)	Put	USD	133.00	5/23/14	1,054	1,432,781
Total						$2,314,481

•	OTC options purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	Deutsche Bank AG	Call	USD	1.40	4/07/14	EUR	22,130	$11,177
EUR Currency	BNP Paribas S.A. Goldman Sachs	Call	USD	1.41	4/16/14	EUR	44,210	19,009
USD Currency	Bank USA Morgan Stanley & Co. International	Put	MXN	13.10	4/24/14	USD	16,735	155,676
USD Currency	PLC	Put	MXN	12.90	4/24/14	USD	16,735	52,541
Total								$238,403

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
3-Year Interest Rate Swap	Deutsche Bank AG	Call	1.66%	Receive	3-month LIBOR	1/07/15	USD	135,000	$1,215,486
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.15%	Pay	3-month LIBOR	4/23/14	USD	50,000	21,890
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.66%	Pay	3-month LIBOR	1/07/15	USD	135,000	1,096,105
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	7,941,167
Total									$10,274,648

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	122.50	4/25/14	1,920	$(540,000)
U.S. Treasury Bonds (30 Year)	Put	USD	130.00	5/23/14	1,054	(444,656)
Total						$(984,656)

•	OTC options written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
EUR Currency	BNP Paribas S.A.	Call	USD	1.40	4/07/14	EUR	22,130	$(11,177)
USD Currency	Goldman Sachs Bank USA	Call	MXN	14.35	4/24/14	USD	16,090	(145)
NZD Currency	Deutsche Bank AG Morgan Stanley & Co. International	Call	USD	0.85	5/14/14	NZD	14,615	(281,970)
USD Currency	PLC	Put	MXN	13.10	4/24/14	USD	16,735	(155,676)
Total								$(448,968)

•	OTC interest rate swaptions written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Call	2.80%	Pay	3-month LIBOR	2/23/15	USD	40,700	$(437,427)
10-Year Interest Rate Swap	Citibank N.A.	Call	2.80%	Pay	3-month LIBOR	2/23/15	USD	56,100	(602,941)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.85%	Receive	3-month LIBOR	1/23/15	USD	75,000	(574,065)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.80%	Receive	3-month LIBOR	2/23/15	USD	40,700	(410,858)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.80%	Receive	3-month LIBOR	2/23/15	USD	56,100	(566,318)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(2,414,365)
Total									$(5,005,974)

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.54%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/01/18	USD	77,600	$(89,472)
1.69%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	78,900	(37,169)
1.69%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	75,000	(43,994)
1.70%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	4,300	(2,688)
3.58%[1]	3-month LIBOR	Chicago Mercantile	N/A	3/03/44	USD	9,500	(108,115)
3.58%[1]	3-month LIBOR	Chicago Mercantile	N/A	3/03/44	USD	9,300	(103,556)
Total							$(384,994)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	27

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Change in Return of the Consumer Price Index for All Urban Consumers	2.28%[1]	Deutsche Bank AG	1/14/14[2]	1/14/15	USD	50,000	$176,500	—	$176,500
Change in Return of the Consumer Price Index for All Urban Consumers	2.24%[3]	Barclays Bank PLC	2/26/16[2]	2/26/18	USD	83,080	(47,505)	—	(47,505)
Change in Return of the Consumer Price Index for All Urban Consumers	2.26%[3]	UBS AG	3/07/16[2]	3/07/18	USD	75,355	(75,355)	—	(75,355)
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[1]	Deutsche Bank AG	N/A	2/15/41	USD	15,000	3,381,763	$153,177	3,228,586
Total							$3,435,403	$153,177	$3,282,226

[1]	Fund pays the total return of the reference entity and receives the fixed rate/floating rate. Net payment made at termination.

[2]	Forward swap.

[3]	Fund pays the fixed rate/floating rate and receives the total return of the reference entity. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$46,073	—	$46,073
Foreign Government Obligations	—	391,459,490	—	391,459,490
Non-Agency Mortgage-Backed Securities	—	34,088,733	—	34,088,733
U.S. Government Sponsored Agency Securities	—	116,930	—	116,930
U.S. Treasury Obligations	—	3,266,578,806	—	3,266,578,806
Short-Term Securities	$16,199,003	—	—	16,199,003
Options Purchased:
Foreign Currency Exchange Contracts	—	238,403	—	238,403
Interest Rate Contracts	2,314,481	10,274,648	—	12,589,129
Total	$18,513,484	$3,702,803,083	—	$3,721,316,567

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,532,907	—	$2,532,907
Interest rate contracts	$466,121	—	—	466,121
Other contracts	—	4,215,569	—	4,215,569
Liabilities:
Foreign currency exchange contracts	—	(2,936,532)	—	(2,936,532)
Interest rate contracts	(4,849,988)	(5,390,968)	—	(10,240,956)
Other contracts	—	(482,720)	—	(482,720)
Total	$(4,383,867)	$(2,061,744)	—	$(6,445,611)

[1] Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,723,710	—	—	$2,723,710
Cash pledged for centrally cleared swaps	4,255,000	—	—	4,255,000
Cash pledged as collateral for OTC derivatives	1,200,000	—	—	1,200,000
Cash pledged as collateral for reverse repurchase agreements	1,220,000	—	—	1,220,000
Liabilities:
Reverse repurchase agreements	—	$(692,830,835)	—	(692,830,835)
Bank overdraft	—	(1,679,117)	—	(1,679,117)
Cash received as collateral for OTC derivatives	—	(10,700,000)	—	(10,700,000)
Cash received as collateral for reverse repurchase agreements	—	(70,000)	—	(70,000)
Total	$9,398,710	$(705,279,952)	—	$(695,881,242)

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	29

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (a)	USD	328	$347,885
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 10/15/15 (a)		507	509,188
Santander Drive Auto Receivables Trust:
Series 2012-1, Class C, 3.78%, 11/15/17		356	366,574
Series 2012-5, Class A3, 0.83%, 12/15/16		544	545,056
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		342	343,350
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		406	401,695
Total Asset-Backed Securities — 3.4%			2,513,748

Corporate Bonds
Aerospace & Defense — 0.3%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18		184	197,800
Airlines — 3.0%
American Airlines Pass-Through Trust, Series 2013-1, Class A, 4.00%, 1/15/27 (a)		389	392,082
Continental Airlines Pass-Through Trust, Series 2009-2, Class A, 7.25%, 5/10/21		227	265,790
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/25 (a)		350	367,500
U.S. Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27		400	403,000
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 2/15/23		225	232,313
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		175	175,875
Virgin Australia Trust, Series 2013-1B, 6.00%, 4/23/22 (a)		375	386,250

			2,222,810
Auto Components — 1.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17 (a)		50	50,500
4.88%, 3/15/19 (a)		137	139,397
TRW Automotive, Inc., 4.50%, 3/01/21 (a)		750	770,625

			960,522
Automobiles — 1.0%
General Motors Co.:
3.50%, 10/02/18 (a)		416	423,800
6.25%, 10/02/43 (a)		284	307,430

			731,230
Banks — 4.9%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 5.95%, 1/30/24 (a)(b)		375	387,187
CIT Group, Inc., 4.75%, 2/15/15 (a)		191	196,253
Citigroup, Inc., 6.13%, 11/21/17 (c)		775	887,387
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22		313	310,862
HSBC Bank USA, N.A., 5.88%, 11/01/34		250	283,254
ING Bank NV, 5.00%, 6/09/21 (a)		250	275,453
Intesa Sanpaolo SpA, 3.13%, 1/15/16		490	501,666
Macquarie Bank Ltd., 2.00%, 8/15/16 (a)		425	431,116

Corporate Bonds	Par (000)		Value
Banks (concluded)
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23	USD	175	$179,192
Wells Fargo & Co., 3.45%, 2/13/23		217	210,617

			3,662,987
Biotechnology — 0.8%
Amgen, Inc.:
5.85%, 6/01/17		375	424,314
5.38%, 5/15/43		163	174,155

			598,469
Capital Markets — 1.0%
The Goldman Sachs Group, Inc.:
1.83%, 11/29/23 (b)		75	76,676
6.75%, 10/01/37		250	286,380
Morgan Stanley, 5.00%, 11/24/25		375	385,845

			748,901
Chemicals — 0.9%
CF Industries, Inc.:
6.88%, 5/01/18		250	291,391
5.38%, 3/15/44		75	78,193
LyondellBasell Industries NV, 5.00%, 4/15/19		300	334,038

			703,622
Commercial Services & Supplies — 2.0%
Aviation Capital Group Corp., 3.88%, 9/27/16 (a)(c)		1,075	1,113,579
HD Supply, Inc., 11.00%, 4/15/20		300	356,250

			1,469,829
Communications Equipment — 0.6%
Brocade Communications Systems, Inc., 6.88%, 1/15/20		400	427,500
Consumer Finance — 1.8%
Capital One Financial Corp., 4.75%, 7/15/21		409	448,086
Discover Financial Services, 3.85%, 11/21/22		356	349,459
SLM Corp., 3.88%, 9/10/15		500	515,000

			1,312,545
Containers & Packaging — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19		175	192,719
Diversified Financial Services — 7.3%
Ally Financial, Inc., 8.00%, 11/01/31		175	213,500
Bank of America Corp.:
6.00%, 9/01/17		970	1,100,432
4.00%, 4/01/24		250	249,706
5.88%, 2/07/42		127	146,848
CNH Capital LLC:
3.88%, 11/01/15		285	292,837
3.25%, 2/01/17		125	127,500
Ford Motor Credit Co. LLC:
1.70%, 5/09/16		400	404,466
8.13%, 1/15/20		622	784,339
General Electric Capital Corp., 5.88%, 1/14/38		125	147,363
Hyundai Capital America:
1.88%, 8/09/16 (a)		425	429,803
2.88%, 8/09/18 (a)		425	433,081
JPMorgan Chase & Co.:
3.88%, 2/01/24		125	126,121
5.63%, 8/16/43		250	268,813
Merrill Lynch & Co., Inc., 5.30%, 9/30/15		675	717,036

			5,441,845

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services — 3.0%
AT&T Inc., 4.30%, 12/15/42	USD	82	$72,658
Verizon Communications, Inc.:
3.65%, 9/14/18		325	345,973
5.15%, 9/15/23 (c)		800	875,455
6.40%, 9/15/33		425	504,580
3.85%, 11/01/42		498	416,948

			2,215,614
Electric Utilities — 4.1%
Duke Energy Carolinas LLC, 6.10%, 6/01/37		249	301,614
Entergy Louisiana LLC, 4.05%, 9/01/23		200	209,005
FirstEnergy Solutions Corp., 6.80%, 8/15/39		353	370,743
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		300	352,223
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		249	275,541
Ohio Power Co., Series D, 6.60%, 3/01/33		229	282,908
Oncor Electric Delivery Co. LLC:
5.00%, 9/30/17		200	221,501
7.00%, 5/01/32		36	46,495
7.25%, 1/15/33		40	53,195
7.50%, 9/01/38		206	281,908
Puget Energy, Inc.:
6.00%, 9/01/21		175	201,627
5.63%, 7/15/22		275	313,414
The Toledo Edison Co.:
7.25%, 5/01/20		54	63,991
6.15%, 5/15/37		40	46,526

			3,020,691
Energy Equipment & Services — 1.4%
Petrofac Ltd., 3.40%, 10/10/18 (a)		400	407,536
Transocean, Inc.:
2.50%, 10/15/17		300	301,933
6.38%, 12/15/21		250	280,989
Weatherford International Ltd.:
4.50%, 4/15/22		40	41,888
5.95%, 4/15/42		40	43,097

			1,075,443
Food Products — 1.0%
HJ Heinz Finance Co., 7.13%, 8/01/39 (a)		400	427,000
Kellogg Co., 7.45%, 4/01/31		152	200,423
Kraft Foods Group, Inc., 6.88%, 1/26/39		104	133,903

			761,326
Health Care Providers & Services — 0.3%
HCA, Inc., 7.25%, 9/15/20		189	204,356
Insurance — 2.4%
American International Group, Inc., 3.80%, 3/22/17		315	337,019
Genworth Holdings, Inc.:
7.70%, 6/15/20		200	243,678
7.63%, 9/24/21		231	284,566
International Lease Finance Corp., 6.50%, 9/01/14 (a)		77	78,636
Prudential Financial, Inc., 5.63%, 6/15/43 (b)		290	295,800
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		163	213,894
XLIT Ltd., 2.30%, 12/15/18		360	357,109

			1,810,702
Internet Software & Services — 0.4%
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		250	274,375
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 3/01/20 (c)		540	621,407

Corporate Bonds	Par (000)		Value
Media — 2.1%
Comcast Corp., 6.95%, 8/15/37	USD	99	$128,597
COX Communications, Inc., 6.95%, 6/01/38 (a)		211	239,133
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.00%, 8/15/40		125	130,318
DISH DBS Corp., 6.63%, 10/01/14		475	486,875
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17		175	176,647
News America, Inc., 6.40%, 12/15/35		150	179,256
Time Warner Cable, Inc., 6.55%, 5/01/37		185	214,865

			1,555,691
Metals & Mining — 1.3%
Barrick Gold Corp., 4.10%, 5/01/23		249	236,210
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43		245	240,926
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		121	157,399
7.13%, 7/15/28		100	127,132
Southern Copper Corp., 6.75%, 4/16/40		175	178,105

			939,772
Multiline Retail — 0.2%
Dollar General Corp., 3.25%, 4/15/23		175	165,201
Multi-Utilities — 0.7%
Dominion Resources, Inc., 5.25%, 8/01/33		267	293,527
PSEG Power LLC, 4.30%, 11/15/23		200	204,512

			498,039
Oil, Gas & Consumable Fuels — 9.1%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		338	363,773
Anadarko Petroleum Corp., 6.45%, 9/15/36		150	177,419
Continental Resources, Inc., 5.00%, 9/15/22		765	803,250
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		420	543,739
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		304	347,956
Energy Transfer Partners LP:
4.15%, 10/01/20		300	309,589
6.50%, 2/01/42		200	226,666
Enterprise Products Operating LLC, 6.45%, 9/01/40		106	128,819
Kinder Morgan Energy Partners LP, 6.38%, 3/01/41		382	429,449
MEG Energy Corp., 6.50%, 3/15/21 (a)		349	367,323
Petrohawk Energy Corp., 6.25%, 6/01/19		388	421,950
Pioneer Natural Resources Co., 5.88%, 7/15/16		320	352,977
Plains Exploration & Production Co., 6.50%, 11/15/20		515	567,144
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	11,028
Valero Energy Corp., 6.63%, 6/15/37		285	342,993
Western Gas Partners LP:
2.60%, 8/15/18		425	426,860
4.00%, 7/01/22		357	353,877
The Williams Cos., Inc.:
3.70%, 1/15/23		478	433,777
7.75%, 6/15/31		122	136,874

			6,745,463
Pharmaceuticals — 3.8%
AbbVie, Inc., 2.90%, 11/06/22		467	449,572
Hospira, Inc., 5.20%, 8/12/20		500	534,191
Mylan, Inc., 2.60%, 6/24/18		375	377,816
Perrigo Co. PLC, 4.00%, 11/15/23 (a)		375	374,855
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22 (c)		924	858,745

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	31

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18 (a)	USD	214	$235,400

			2,830,579
Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp.:
4.50%, 1/15/18		604	651,376
3.40%, 2/15/19		300	307,421
5.90%, 11/01/21		146	163,728
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (a)		175	179,594
HCP, Inc., 6.75%, 2/01/41		320	411,474

			1,713,593
Road & Rail — 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (a)		196	204,050
Specialty Retail — 1.1%
QVC, Inc.:
7.50%, 10/01/19 (a)		427	454,349
4.38%, 3/15/23		391	385,318

			839,667
Technology Hardware, Storage & Peripherals — 0.4%
Seagate HDD Cayman, 3.75%, 11/15/18 (a)		275	283,250
Tobacco — 1.6%
Altria Group, Inc., 10.20%, 2/06/39		105	172,308
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (a)		300	297,597
Lorillard Tobacco Co., 7.00%, 8/04/41		213	244,393
Philip Morris International, Inc., 4.50%, 3/20/42		500	489,391

			1,203,689
Wireless Telecommunication Services — 3.7%
Alltel Corp., 7.88%, 7/01/32		314	423,194
America Movil SAB de CV:
3.13%, 7/16/22		200	190,825
6.13%, 11/15/37		200	224,801
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17		231	231,013
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		604	692,371
SBA Tower Trust, 4.25%, 4/15/40 (a)		471	486,830
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		175	213,937
Sprint Corp., 7.88%, 9/15/23 (a)		75	82,500
T-Mobile USA, Inc., 6.84%, 4/28/23		175	187,687

			2,733,158
Total Corporate Bonds — 65.1%			48,366,845

Foreign Agency Obligations
Petrobras Global Finance BV, 6.25%, 3/17/24		100	103,026
Petrobras International Finance Co., 3.88%, 1/27/16		800	821,551
Petroleos Mexicanos:
3.50%, 7/18/18		462	479,325
3.50%, 1/30/23		215	202,315
6.50%, 6/02/41		214	234,330
Total Foreign Agency Obligations — 2.5%			1,840,547

Foreign Government Obligations	Par (000)		Value
Colombia — 0.3%
Republic of Colombia, 5.63%, 2/26/44	USD	200	$208,800
Mexico — 1.1%
United Mexican States:
4.75%, 3/08/44		523	496,850
5.75%, 10/12/10		294	288,855

			785,705
Turkey — 0.4%
Republic of Turkey, 6.63%, 2/17/45		300	316,125
Total Foreign Government Obligations — 1.8%			1,310,630

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.4%
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3, 4.58%, 6/10/48		41	40,954
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB, 4.62%, 8/10/42		8	7,887
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.64%, 3/15/39 (b)		115	124,640
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A, 5.42%, 2/12/44 (b)		131	140,955
Total Non-Agency Mortgage-Backed Securities — 0.4%			314,436

Preferred Securities
Capital Trusts
Capital Markets — 0.3%
Credit Suisse Group AG, 7.50% (a)(b)(d)		200	217,250
Diversified Financial Services — 3.4%
Bank of America Corp., 5.20% (b)(d)		400	376,000
General Electric Capital Corp., 6.25% (b)(d)		400	428,000
ING US, Inc., 5.65% (b)(d)		302	300,188
JPMorgan Chase & Co., 7.90% (b)(d)		224	253,120
JPMorgan Chase & Co., Series S, 6.75% (b)(d)		725	763,063
ZFS Finance USA Trust V, 6.50% (a)(b)(d)		370	396,825

			2,517,196
Insurance — 1.6%
The Allstate Corp.:
6.50% (b)(d)		60	63,666
5.75%, 8/15/53 (b)		290	304,500
American International Group, Inc., 8.18% (b)(d)		220	289,025
Lincoln National Corp., 7.00% (b)(d)		215	220,375
MetLife, Inc., 6.40% (d)		297	313,335
Reinsurance Group of America, Inc., 6.75% (b)(d)		27	27,203

			1,218,104
Media — 1.2%
NBCUniversal Enterprise, Inc., 5.25% (a)(d)		853	861,530

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Oil, Gas & Consumable Fuels — 1.1%
Enterprise Products Operating LLC, 7.03% (b)(d)	USD	750	$849,375
Total Capital Trusts — 7.6%			5,663,455

Preferred Stocks		Shares
Banks — 0.2%
Citigroup, Inc., 6.88%		6,000	156,420
Capital Markets — 0.6%
The Goldman Sachs Group, Inc., 5.50% (b)		10,233	243,955
State Street Corp., 5.90%		9,095	235,470

			479,425
Commercial Banks — 0.5%
Wells Fargo & Co., 5.85% (b)		14,541	362,071
Wireless Telecommunication Services — 0.1%
Crown Castle International Corp., Series A, 4.50% (e)		500	50,695
Total Preferred Stocks — 1.4%			1,048,611
Total Preferred Securities — 9.0%			6,712,066

Taxable Municipal Bonds	Par (000)
Connecticut State Health & Educational Facility Authority RB, Series A-2, 5.00%, 7/01/40	USD	125	134,630
Connecticut State Health & Educational Facility Authority RB, Series Z-1, 5.00%, 7/01/42		125	132,647
County of Miami-Dade, FL Aviation RB, XLCA, Series A, 5.00%, 10/01/40		150	151,099
Dallas/Fort Worth International Airport RB, Series A, 5.00%, 11/01/43		75	75,583
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		425	484,500
New Jersey Economic Development Authority RB, 5.38%, 1/01/43		125	128,376
New Jersey Transportation Trust Fund Authority RB, Series AA, 5.00%, 6/15/33		200	212,702
Pajaro Valley Unified School District GO, Series A, 5.00%, 8/01/43		185	193,695
South Carolina State Public Service Authority RB:
5.00%, 12/01/48		125	130,744
5.50%, 12/01/53		125	134,191
Virginia Small Business Financing Authority RB, 5.50%, 1/01/42		125	127,645
Total Taxable Municipal Bonds — 2.6%			1,905,812

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations — 0.5%
FREMF Mortgage Trust, Series 2012-K705, Class B, 4.16%, 9/25/44 (a)(b)	USD	398	$414,513
Collateralized Mortgage Obligations — 1.9%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23		57	59,996
Series 2011-52, Class KB, 5.50%, 6/25/41		320	360,375
Series 2011-52, Class LB, 5.50%, 6/25/41		320	349,393
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		426	470,774
Ginnie Mae:
Series 2006-6, Class C, 5.02%, 2/16/44 (b)		23	23,648
Series 2006-42, Class B, 5.11%, 8/16/46 (b)		179	180,993

			1,445,179
Mortgage-Backed Securities — 0.5%
Fannie Mae Mortgage-Backed Securities:
2.25%, 2/01/35 (b)		199	210,682
2.44%, 1/01/35 (b)		44	46,413
7.00%, 1/01/31		2	2,292
Freddie Mac Mortgage-Backed Securities, 7.00%, 12/01/29-4/01/32		6	6,611
Ginnie Mae Mortgage-Backed Securities:
1.63%, 5/20/34 (b)		45	47,145
5.50%, 4/15/33-8/15/33		14	15,351
7.00%, 9/15/31-5/15/32		12	14,251

			342,745
Total U.S. Government Sponsored Agency Securities — 2.9%			2,202,437

U.S. Treasury Obligations — 5.0%
U.S. Treasury Notes, 2.75%, 2/15/24		3,700	3,708,095
Total Long-Term Investments (Cost — $66,580,011) — 92.7%			68,874,616

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)		9,003,015	9,003,015
Total Short-Term Securities (Cost — $9,003,015) — 12.1%			9,003,015

Options Purchased
(Cost — $859,319) — 0.8%			633,239
Total Investments Before Options Written (Cost — $76,442,345) — 105.6%			78,510,870

Options Written
(Premiums Received — $638,440) — (0.5)%			(406,423)
Total Investments Net of Options Written — 105.1%			78,104,447
Liabilities in Excess of Other Assets — (5.1)%			(3,784,403)

Net Assets — 100.0%			$74,320,044

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	33

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Convertible security.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,978,643	1,024,372	9,003,015	$870

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.36%	1/22/14	Open	$609,000	$609,420
BNP Paribas Securities Corp.	0.36%	1/22/14	Open	809,000	809,558
BNP Paribas Securities Corp.	0.36%	1/22/14	Open	836,000	836,577
BNP Paribas Securities Corp.	0.36%	1/22/14	Open	903,000	903,623
Deutsche Bank Securities, Inc.	0.59%	1/22/14	Open	1,001,000	1,002,132
Total				$4,158,000	$4,161,310

[1]	Rate shown is as of report date.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
38	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	USD	8,343,375	$(9,753)
47	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	USD	5,590,797	(7,649)
(64)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	7,904,000	23,085
(4)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2014	USD	532,875	(3,853)
43	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2014	USD	6,212,156	113,088
Total						$114,918

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	239,301	EUR	176,015	Deutsche Bank AG	4/22/14	$(3,175)

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.97%	Receive	3-month LIBOR	6/20/14	USD	1,200	$15,700
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.98%	Receive	3-month LIBOR	6/30/14	USD	2,000	14,625
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.98%	Receive	3-month LIBOR	6/30/14	USD	1,000	7,413
30-Year Interest Rate Swap	Royal Bank of Scotland PLC	Call	3.25%	Receive	3-month LIBOR	7/11/14	USD	1,300	6,212
30-Year Interest Rate Swap	Barclays Bank PLC	Call	3.25%	Receive	3-month LIBOR	8/01/14	USD	1,000	6,092
3-Year Interest Rate Swap	Deutsche Bank AG	Call	1.68%	Receive	3-month LIBOR	1/06/15	USD	3,600	33,821
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.98%	Pay	3-month LIBOR	6/30/14	USD	2,000	15,040
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.98%	Pay	3-month LIBOR	6/30/14	USD	1,000	7,413
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.68%	Pay	3-month LIBOR	1/06/15	USD	3,600	28,252
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	2/02/17	USD	2,500	72,323
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.50%	Pay	3-month LIBOR	8/07/18	USD	17,200	426,348
Total									$633,239

•	OTC interest rate swaptions written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	2/02/17	USD	5,000	$(40,696)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-month LIBOR	8/07/18	USD	34,400	(365,727)
Total									$(406,423)

•	Centrally cleared credit default swaps — buy protection outstanding as of March 31, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 21 Version 1	1.00%	Chicago Mercantile	12/20/18	USD	2,800	$(6,788)

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.49%[1]	3-month LIBOR	Chicago Mercantile	1/16/16	USD	2,500	$(2,058)
1.45%[1]	3-month LIBOR	Chicago Mercantile	10/28/18	USD	1,300	4,473
1.78%[1]	3-month LIBOR	Chicago Mercantile	1/17/19	USD	700	(3,550)
3.71%[1]	3-month LIBOR	Chicago Mercantile	10/18/43	USD	2,600	(131,380)
3.80%[2]	3-month LIBOR	Chicago Mercantile	12/04/43	USD	1,000	63,201
Total						$(69,314)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	35

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•	OTC credit default swaps — buy protection outstanding as of March 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/17	USD	200	$36	—	$36
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/17	USD	50	9	$(48)	57
CIGNA Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	(17,271)	(1,074)	(16,197)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(28,376)	(16,442)	(11,934)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(27,495)	(5,675)	(21,820)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	805	(23,469)	(12,745)	(10,724)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	805	(23,315)	(13,580)	(9,735)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	400	295	9,123	(8,828)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	200	148	4,807	(4,659)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	175	(3,624)	3,421	(7,045)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	2,000	(63,570)	(55,979)	(7,591)
Exelon Generation Co. LLC	1.00%	Barclays Bank PLC	12/20/18	USD	150	753	3,107	(2,354)
Exelon Generation Co. LLC	1.00%	Barclays Bank PLC	12/20/18	USD	100	502	1,764	(1,262)
International Business Machines Corp.	1.00%	Citibank N.A.	12/20/18	USD	2,000	(63,539)	(55,979)	(7,560)
Boston Scientific Corp.	1.00%	Credit Suisse International	12/20/18	USD	2,000	(39,455)	(23,449)	(16,006)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	2,000	(63,049)	(54,060)	(8,989)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	2,000	(71,362)	(64,500)	(6,862)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	250	1,255	5,839	(4,584)
Exelon Generation Co. LLC	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	225	1,129	5,255	(4,126)
Hewlett-Packard Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	500	(6,220)	14,250	(20,470)
Pitney Bowes, Inc.	1.00%	Credit Suisse International	3/20/19	USD	750	2,843	6,698	(3,855)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	800	(9,614)	(3,316)	(6,298)
Yum! Brands, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	1,000	(22,995)	(18,518)	(4,477)
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	267	5,401	5,611	(210)
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	1,325	52,253	50,310	1,943
Total						$(398,730)	$(215,180)	$(183,550)

•	OTC credit default swaps — sold protection outstanding as of March 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD	575	$35,402	$41,193	$(5,791)
Anadarko Petroleum Corp.	1.00%	Credit Suisse International	6/20/17	BBB-	USD	780	12,381	(25,299)	37,680
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	975	25,713	2,851	22,862
WellPoint, Inc.	1.00%	Citibank N.A.	9/20/17	Not Rated	USD	675	13,817	(4,503)	18,320
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	400	2,625	(3,379)	6,004
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	200	1,313	(1,105)	2,418
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB+	USD	175	1,148	(386)	1,534
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	A-	USD	800	14,418	5,981	8,437
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB	USD	200	(11,943)	(11,646)	(297)
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB	USD	50	(2,986)	(2,885)	(101)
Total							$91,888	$822	$91,066

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,513,748	—	$2,513,748
Corporate Bonds	—	48,366,845	—	48,366,845
Foreign Agency Obligations	—	1,840,547	—	1,840,547
Foreign Government Obligations	—	1,310,630	—	1,310,630
Non-Agency Mortgage-Backed Securities	—	314,436	—	314,436
Preferred Securities	$1,048,611	5,663,455	—	6,712,066
Taxable Municipal Bonds	—	1,905,812	—	1,905,812
U.S. Government Sponsored Agency Securities	—	2,202,437	—	2,202,437
U.S. Treasury Obligations	—	3,708,095	—	3,708,095
Short-Term Securities	9,003,015	—	—	9,003,015
Options Purchased:
Interest Rate Contracts	—	633,239	—	633,239
Total	$10,051,626	$68,459,244	—	$78,510,870

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$99,291	—	$99,291
Interest rate contracts	$136,173	67,674	—	203,847
Liabilities:
Credit contracts	—	(198,563)	—	(198,563)
Foreign currency exchange contracts	—	(3,175)	—	(3,175)
Interest rate contracts	(21,255)	(543,411)	—	(564,666)
Total	$114,918	$(578,184)	—	$(463,266)

1  Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	37

Schedule of Investments (concluded)	BlackRock Investment Grade Bond Portfolio

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$11,232	—	—	$11,232
Foreign currency at value	221,009	—	—	221,009
Cash pledged for financial futures contracts	120,000	—	—	120,000
Cash pledged for centrally cleared swaps	195,000	—	—	195,000
Liabilities:
Reverse repurchase agreements	—	$(4,161,310)	—	(4,161,310)
Cash received as collateral for OTC derivatives	—	(100,000)	—	(100,000)
Total	$547,241	$(4,261,310)	—	$(3,714,069)

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ALM VII Ltd.:
Series 2013-7R2A, Class B, 2.84%, 4/24/24 (a)(b)	USD	500	$490,670
Series 2013-7RA, Class C, 3.69%, 4/24/24 (a)(b)		500	483,606
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.29%, 4/17/25 (a)(b)		500	469,826
CIFC Funding Ltd., Series 2013-2A, Class B1L, 3.84%, 4/21/25 (a)(b)		750	731,689
Emerson Park CLO Ltd., Series 2013-1A, Class D, 3.99%, 7/15/25 (a)(b)		250	245,498
Neuberger Berman CLO XV, Series 2013-15A, Class C, 3.09%, 10/15/25 (a)(b)		500	489,588
Sound Point CLO III Ltd.:
Series 2013-2A, Class C1, 2.94%, 7/15/25 (a)(b)		250	243,591
Series 2013-2A, Class D, 4.14%, 7/15/25 (a)(b)		250	244,308
Total Asset-Backed Securities — 1.8%			3,398,776

Common Stocks		Shares
Media — 0.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning)		1,169	37,408

Corporate Bonds		Par (000)
Airlines — 0.9%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)	USD	109	111,723
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		565	585,481
Continental Airlines Pass-Through Certificates:
Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		25	27,364
Series 2012-3, Class C, 6.13%, 4/29/18		190	200,213
United Continental Holdings, Inc., 6.00%, 12/01/20		200	208,000
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		320	324,000
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (a)		255	263,287

			1,720,068
Auto Components — 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17 (a)		53	53,530
4.88%, 3/15/19 (a)		765	778,387
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)		90	97,875
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.63% PIK), 8/15/18 (a)(c)		200	212,750
Titan International, Inc., 6.88%, 10/01/20 (a)		110	116,600

			1,259,142
Automobiles — 0.8%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8.00%, 6/15/19 (a)		582	637,290
8.25%, 6/15/21 (a)		280	316,750
Ford Motor Co., 4.25%, 11/15/16		78	141,229

Corporate Bonds		Par (000)	Value
Automobiles (concluded)
General Motors Co.:
4.88%, 10/02/23 (a)	USD	245	$251,125
6.25%, 10/02/43 (a)		155	167,787

			1,514,181
Biotechnology — 0.0%
Healthcare Technology Intermediate, Inc., 7.38% (7.38% Cash or 8.13% PIK), 9/01/18 (a)(c)		54	55,080
Building Products — 0.4%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		146	158,045
Building Materials Corp. of America, 6.75%, 5/01/21 (a)		125	135,625
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)		205	220,375
Ply Gem Industries, Inc., 6.50%, 2/01/22 (a)		175	176,750
USG Corp., 9.75%, 1/15/18		120	144,900

			835,695
Capital Markets — 0.1%
American Capital Ltd., 6.50%, 9/15/18 (a)		195	206,700
Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp., 6.00%, 10/15/21		48	49,800

			256,500
Chemicals — 0.7%
Ashland, Inc., 3.88%, 4/15/18		55	56,788
INEOS Finance PLC, 7.50%, 5/01/20 (a)		340	373,150
INEOS Group Holdings SA, 6.13%, 8/15/18 (a)		200	207,500
LSB Industries, Inc., 7.75%, 8/01/19 (a)		55	58,987
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		30	31,050
Perstorp Holding AB, 8.75%, 5/15/17 (a)		200	214,000
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		36	36,090
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)		255	262,650
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19		18	19,328
U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (a)		150	163,125

			1,422,668
Commercial Services & Supplies — 2.0%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		26	28,275
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.99%, 12/01/17 (a)(b)		37	37,324
Ceridian Corp., 8.88%, 7/15/19 (a)		910	1,032,850
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		134	154,435
Garda World Security Corp., 7.25%, 11/15/21 (a)		57	60,847
HD Supply, Inc.:
8.13%, 4/15/19		803	895,345
11.00%, 4/15/20		789	936,937
7.50%, 7/15/20		179	195,334
The Hertz Corp.:
4.25%, 4/01/18		52	53,560
7.38%, 1/15/21		5	5,500
Laureate Education, Inc., 9.25%, 9/01/19 (a)		125	133,125
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		200	213,000

			3,746,532

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	39

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Communications Equipment — 0.2%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)	USD	200	$205,500
6.75%, 11/15/20 (a)		200	211,500
Hughes Satellite Systems Corp., 6.50%, 6/15/19		50	54,875

			471,875
Computer Services — 0.1%
SunGard Data Systems, Inc., 6.63%, 11/01/19		95	100,463
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		133	140,980
Construction Materials — 0.1%
Cemex Finance LLC, 6.00%, 4/01/24 (a)		200	200,500
Consumer Finance — 1.1%
Ally Financial, Inc., 3.50%, 1/27/19		2,000	2,000,000
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC, 7.38%, 10/15/17 (a)		250	265,937
Berry Plastics Corp., 9.75%, 1/15/21		474	550,433
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 6/15/17 (a)		137	141,795
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.00%, 4/15/19		105	112,350
7.88%, 8/15/19		387	426,184
5.75%, 10/15/20		550	576,125

			2,072,824
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		74	79,550
Diversified Financial Services — 0.3%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)		72	77,040
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		188	194,759
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	210,000
Springleaf Finance Corp.:
7.75%, 10/01/21		10	11,075
8.25%, 10/01/23		19	21,185

			514,059
Diversified Telecommunication Services — 1.0%
Avaya, Inc., 7.00%, 4/01/19 (a)		104	103,220
Columbus International, Inc., 7.38%, 3/30/21 (a)		380	390,925
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		112	120,400
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		110	116,325
Level 3 Communications, Inc., 8.88%, 6/01/19		60	65,925
Level 3 Financing, Inc.:
3.85%, 1/15/18 (a)(b)		126	128,205
8.13%, 7/01/19		410	449,975
6.13%, 1/15/21 (a)		358	377,690
VTR Finance BV, 6.88%, 1/15/24 (a)		200	208,000
Windstream Corp., 7.75%, 10/15/20		7	7,508

			1,968,173

Corporate Bonds		Par (000)	Value
Electric Utilities — 0.3%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25%, 3/01/22 (a)	USD	251	$296,180
Homer City Generation LP:
8.14% (8.14% Cash or 8.637% PIK), 10/01/19 (c)		65	68,575
8.73% (8.73% Cash or 9.23% PIK), 10/01/26 (c)		125	131,250

			496,005
Energy Equipment & Services — 0.5%
Oil States International, Inc.:
6.50%, 6/01/19		127	133,667
5.13%, 1/15/23		385	431,200
Pacific Drilling SA, 5.38%, 6/01/20 (a)		105	104,213
Seadrill Ltd., 6.13%, 9/15/17 (a)		210	218,925

			888,005
Food Products — 0.1%
Post Holdings, Inc., 6.75%, 12/01/21 (a)		55	58,231
Smithfield Foods, Inc., 5.25%, 8/01/18 (a)		37	38,434

			96,665
Health Care Equipment & Supplies — 0.4%
Biomet, Inc.:
6.50%, 8/01/20		70	75,390
6.50%, 10/01/20		45	47,813
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		279	303,413
Hologic, Inc., 6.25%, 8/01/20		197	208,327
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19		80	93,000

			727,943
Health Care Providers & Services — 1.0%
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		560	588,000
5.13%, 8/01/21 (a)		25	25,625
6.88%, 2/01/22 (a)		170	177,650
HCA, Inc.:
7.88%, 2/15/20		15	15,968
7.25%, 9/15/20		132	142,725
5.88%, 3/15/22		15	16,163
Tenet Healthcare Corp.:
6.25%, 11/01/18		317	349,691
8.00%, 8/01/20		112	122,360
6.00%, 10/01/20 (a)		92	98,440
4.38%, 10/01/21		140	135,100
8.13%, 4/01/22		190	212,325

			1,884,047
Hotels, Restaurants & Leisure — 0.6%
ARAMARK Corp., 5.75%, 3/15/20		60	63,375
Diamond Resorts Corp., 12.00%, 8/15/18		285	311,719
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (a)		255	263,287
Isle of Capri Casinos, Inc., 7.75%, 3/15/19		10	10,738
NAI Entertainment Holdings/NAI Entertainment
Holdings Finance Corp., 5.00%, 8/01/18 (a)		67	69,513
PNK Finance Corp., 6.38%, 8/01/21 (a)		46	47,840
Station Casinos LLC, 7.50%, 3/01/21		310	335,187

			1,101,659

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Household Durables — 0.7%
Beazer Homes USA, Inc., 6.63%, 4/15/18	USD	80	$86,000
K. Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (a)		405	439,425
9.13%, 11/15/20 (a)		150	168,375
KB Home, 7.25%, 6/15/18		120	135,000
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		450	496,125

			1,324,925
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp.:
6.00%, 1/15/22 (a)		341	358,050
5.88%, 1/15/24 (a)		93	94,395
Mirant Mid-Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		144	153,717
NRG Energy, Inc., 7.63%, 1/15/18		169	189,703

			795,865
Insurance — 0.0%
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		27	28,755
Internet Software & Services — 0.6%
IAC/InterActiveCorp., 4.88%, 11/30/18		149	155,519
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		925	1,015,187

			1,170,706
IT Services — 0.1%
APX Group, Inc.:
6.38%, 12/01/19		117	119,340
8.75%, 12/01/20		98	99,715

			219,055
Media — 1.9%
Altice Financing SA, 6.50%, 1/15/22 (a)		200	211,000
AMC Networks, Inc., 7.75%, 7/15/21		30	33,825
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25%, 2/15/22 (a)		24	24,600
5.63%, 2/15/24 (a)		20	20,500
Clear Channel Communications, Inc.:
9.00%, 12/15/19		225	236,250
9.00%, 3/01/21		574	599,113
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		56	60,620
Gannett Co., Inc.:
5.13%, 10/15/19 (a)		40	41,850
5.13%, 7/15/20 (a)		44	45,210
6.38%, 10/15/23 (a)		61	64,736
Gray Television, Inc., 7.50%, 10/01/20		87	94,395
Lamar Media Corp., 5.38%, 1/15/24 (a)		55	56,375
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		34	37,188
The McClatchy Co., 9.00%, 12/15/22		30	34,913
MDC Partners, Inc., 6.75%, 4/01/20 (a)		80	84,200
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		45	46,800
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		105	111,037
Sirius XM Holdings, Inc., 5.75%, 8/01/21 (a)		81	84,240
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/01/19 (a)		168	184,800
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)		385	392,700
Univision Communications, Inc.:
7.88%, 11/01/20 (a)		225	248,625

Corporate Bonds		Par (000)	Value
Media (concluded)
6.75%, 9/15/22 (a)	USD	29	$32,081
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (a)		750	774,375
WMG Acquisition Corp., 6.00%, 1/15/21 (a)		74	77,145

			3,596,578
Metals & Mining — 0.5%
ArcelorMittal:
4.25%, 8/05/15		125	128,750
6.13%, 6/01/18		46	50,428
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (a)		285	299,963
Novelis, Inc., 8.75%, 12/15/20		150	167,625
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		275	294,937

			941,703
Oil, Gas & Consumable Fuels — 2.0%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 5/15/23		95	95,713
Alpha Natural Resources, Inc., 6.25%, 6/01/21		33	24,833
Antero Resources Finance Corp., 5.38%, 11/01/21 (a)		158	160,370
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		38	40,470
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		24	26,460
7.50%, 4/01/20 (a)		29	31,973
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		14	14,945
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		405	437,400
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (a)		400	433,000
Kinder Morgan, Inc., 5.63%, 11/15/23 (a)		115	113,736
Kodiak Oil & Gas Corp., 8.13%, 12/01/19		110	121,963
Laredo Petroleum, Inc., 7.38%, 5/01/22		275	305,250
Linn Energy LLC/Linn Energy Finance Corp., 8.63%, 4/15/20		62	67,347
Northern Oil and Gas, Inc., 8.00%, 6/01/20		57	60,563
Oasis Petroleum, Inc., 6.88%, 3/15/22 (a)		96	103,920
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		25	27,125
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.38%, 6/01/20		70	78,575
Range Resources Corp., 6.75%, 8/01/20		54	58,320
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		27	29,160
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21		193	199,031
Sabine Pass LNG LP, 7.50%, 11/30/16		855	944,775
SandRidge Energy, Inc., 8.75%, 1/15/20		3	3,233
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		117	125,190
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.88%, 10/15/18		235	251,450
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)		100	105,000

			3,859,802
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		306	326,655
Clearwater Paper Corp., 7.13%, 11/01/18		150	159,750

			486,405

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	41

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Pharmaceuticals — 0.4%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(c)	USD	32	$32,960
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		33	33,536
Endo Finance LLC, 5.75%, 1/15/22 (a)		112	114,800
Forest Laboratories, Inc., 4.38%, 2/01/19 (a)		140	147,350
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)		30	32,025
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		167	183,700
6.38%, 10/15/20 (a)		85	91,800
5.63%, 12/01/21 (a)		138	144,900

			781,071
Real Estate Investment Trusts (REITs) — 0.2%
Felcor Lodging LP, 6.75%, 6/01/19		170	182,537
The Geo Group, Inc., 5.88%, 1/15/22		70	71,925
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (a)		73	74,916
iStar Financial, Inc., 4.88%, 7/01/18		71	72,775

			402,153
Real Estate Management & Development — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)		56	56,000
Crescent Resources LLC/Crescent Ventures, Inc.,
10.25%, 8/15/17 (a)		50	56,125
Realogy Group LLC:
7.88%, 2/15/19 (a)(d)		709	764,834
7.63%, 1/15/20 (a)		450	500,625
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		115	115,575

			1,493,159
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (a)		150	150,750
Software — 1.0%
First Data Corp.:
7.38%, 6/15/19 (a)		953	1,024,475
6.75%, 11/01/20 (a)		180	193,500
8.25%, 1/15/21 (a)		350	379,750
Sabre GLBL, Inc., 8.50%, 5/15/19 (a)		340	375,700

			1,973,425
Specialty Retail — 0.3%
Claire’s Stores, Inc., 7.75%, 6/01/20 (a)		34	26,180
Guitar Center, Inc., 6.50%, 4/15/19 (a)		180	179,100
Michaels Stores, Inc., 7.75%, 11/01/18		28	29,925
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		174	191,183
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00% (8.00% Cash or 8.75% PIK), 6/15/18 (a)(c)		20	20,475
Party City Holdings, Inc., 8.88%, 8/01/20		31	34,526
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK), 8/15/19 (a)(c)		46	47,553

			528,942
Technology Hardware, Storage & Peripherals — 0.0%
CDW LLC/CDW Finance Corp., 8.00%, 12/15/18		68	73,440
Textiles, Apparel & Luxury Goods — 0.1%
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (a)		140	145,600
The William Carter Co., 5.25%, 8/15/21 (a)		64	65,840

			211,440

Corporate Bonds		Par (000)	Value
Thrifts & Mortgage Finance — 0.0%
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)	USD	45	$46,350
Trading Companies & Distributors — 0.4%
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		225	244,687
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		98	103,635
United Rentals North America, Inc.:
5.75%, 7/15/18		125	133,750
5.75%, 11/15/24		279	281,093

			763,165
Wireless Telecommunication Services — 1.4%
MetroPCS Wireless, Inc., 7.88%, 9/01/18		18	19,125
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		850	1,039,125
Sprint Corp., 7.88%, 9/15/23 (a) T-Mobile USA, Inc.:		580	638,000
6.63%, 4/28/21		380	408,500
6.13%, 1/15/22		45	47,138
6.73%, 4/28/22		365	391,006
6.50%, 1/15/24		85	89,037

			2,631,931
Total Corporate Bonds — 23.7%			45,032,234

Floating Rate Loan Interests (b)
Advertising — 0.2%
Affinion Group, Inc., Tranche B Term Loan, 5.25%, 10/09/16		470	462,814
Aerospace & Defense — 0.8%
Alliant Techsystems, Inc., Term B Loan, 3.50%, 11/02/20		130	129,999
Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20		119	118,825
Doncasters U.S. Finance LLC (Doncasters U.S. LLC), Term B Loans, 5.50%, 4/09/20		111	111,839
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		797	779,705
TransDigm, Inc.:
Tranche B Term Loan, 3.50%, 2/14/17		178	178,130
Tranche C Term Loan, 3.75%, 2/28/20		128	128,375

			1,446,873
Air Freight & Logistics — 0.6%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 5.50%, 3/19/21		186	184,799
Ceva Intercompany BV, Dutch BV Term Loan, 5.50%, 3/19/21		196	194,879
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 5.50%, 3/19/21		34	33,600
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 5.50%, 3/19/21		270	268,799
Mirror Bidco Corp., New Incremental Term Loan, 4.25%, 12/28/19		463	463,965

			1,146,042

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Airlines — 0.3%
AWAS Finance Luxembourg SA (FKA AWAS Finance Luxembourg S.à r.l.), Loan, 3.50%, 6/10/16	USD	132	$132,325
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.50%, 10/18/18		147	147,296
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 1.56%, 9/10/18		26	24,161
Term Loan B757-200 (N554), 1.56%, 9/10/18		26	24,161
Term Loan B757-300 (N550), 1.56%, 3/10/17		26	24,161
Term Loan B757-300 (N583), 2.18%, 3/10/17		27	26,445
Term Loan B757-300 (N584), 2.18%, 3/10/17		28	27,090
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		195	194,635

			600,274
Auto Components — 1.2%
Affinia Group, Inc., Tranche B-2 Term Loan, 4.75%, 4/25/20		134	133,987
Dayco Products LLC - (Mark IV Industries, Inc.), Term Loan, 5.25%, 12/12/19		345	348,019
Federal-Mogul Corp.:
Tranche B Term Loan, 2.10%, 12/29/14		807	803,273
Tranche C Term Loan, 2.17%, 12/28/15		322	320,164
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		250	251,145
Navistar, Inc., Tranche B Term Loan, 5.75%, 8/17/17		219	222,444
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		155	155,539

			2,234,571
Automobiles — 0.1%
Chrysler Group LLC, Tranche B Term Loan, 3.25%, 12/31/18		260	258,809
Biotechnology — 1.0%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loam, 3.15%, 2/27/21		1,535	1,533,404
Ikaria, Inc.:
Initial Term Loan (First Lien), 5.00%, 2/12/21		215	216,266
Initial Term Loan (Second Lien), 8.75%, 2/14/22		95	96,187

			1,845,857
Building Products — 1.4%
Apex Tool Group LLC, Term Loan, 4.50%, 1/31/20		248	244,963
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/15/20		89	89,077
Continental Building Products LLC, First Lien Term Loan, 4.75%, 8/28/20		279	278,831
CPG International, Inc., Term Loan, 4.75%, 9/30/20		761	762,446
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		270	270,113
Tronox Pigments (Netherlands) BV, New Term Loan, 4.50%, 3/19/20		194	194,530
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19		658	656,499
Tranche B Term Loan, 4.00%, 10/31/19		204	203,976

			2,700,435

Floating Rate Loan Interests (b)	Par (000)		Value
Capital Markets — 1.4%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17	USD	214	$213,021
AssuredPartners Capital, Inc.:
Term Loan B, 4.50%, 3/27/21		450	447,750
Term Loan C, 7.75%, 3/27/22		150	149,625
Gardner Denver, Inc.:
Initial Dollar Term Loan, 4.25%, 7/30/20		466	465,684
Initial Euro Term Loan, 4.75%, 7/30/20	EUR	57	78,938
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17	USD	18	18,247
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		370	375,550
RCS Capital Corp.:
Term Loan (Second Lien), 9.75%, 3/18/21		50	51,084
Term Loan, 5.50%, 3/29/19		140	140,700
SAM Finance Lux S.à r.l. (Santander), Dollar Term Loan, 4.25%, 12/17/20		648	649,594

			2,590,193
Chemicals — 3.1%
Allnex (Luxembourg) & Cy S.C.A., Tranche B-1 Term Loan, 4.50%, 10/04/19		114	114,688
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/04/19		59	59,506
Arysta LifeScience SPC LLC:
Initial Term Loan (First Lien), 4.50%, 5/29/20		864	864,775
Initial Term Loan (Second Lien), 8.25%, 11/30/20		210	212,887
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		373	365,867
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 4.00%, 2/01/20		744	744,375
Chromaflo Technologies Corp. (Chromaflo Technologies Finance BV):
Term B Loan (First Lien), 4.50%, 12/02/19		229	229,999
Term B Loan (Second Lien), 8.25%, 6/02/20		120	120,750
Eagle Spinco, Inc., Term Loan, 3.50%, 1/28/17		74	73,876
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 3.75%, 5/04/18		259	257,635
Kronos Worldwide, Inc., Initial Term Loan, 4.75%, 2/18/20		150	150,937
MacDermid, Inc., Tranche B Term Loan (First Lien), 4.00%, 6/07/20		407	407,637
Oxea Finance & Cy SCA (Oxea Finance LLC):
Term Loan (Second Lien), 8.25%, 7/15/20		300	306,093
Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		489	492,646
Road Infrastructure Investment LLC:
Term Loan (Second Lien), 6.75%, 9/21/21		325	325,000
Term Loan, 3.25%, 3/19/21		395	394,261
Royal Adhesives and Sealants LLC, Term B Loan (First Lien), 5.50%, 7/31/18		143	145,158
Tata Chemicals North America, Term Loan, 3.75%, 8/07/20		124	124,373
Univar, Inc., Term B Loan, 5.00%, 6/30/17		97	97,146
W.R. Grace & Co., U.S. Term Loan, 3.00%, 2/03/21		368	367,345

			5,854,954

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	43

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Commercial Services & Supplies — 4.2%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19	USD	637	$635,256
Allied Security Holdings LLC, Closing Date Term Loan (First Lien), 4.25%, 2/12/21		671	667,796
Aramark Corp.:
U.S. Term E Loan, 3.25%, 9/07/19		150	148,575
U.S. Term F Loan, 3.25%, 2/24/21		400	395,916
BakerCorp International, Inc. (FKA B-Corp Holdings, Inc.), Refinanced Term Loan, 4.25%, 2/07/20		448	445,764
Ceridian Corp., 2013 New Replacement U.S. Term Loan, 4.40%, 5/09/17		910	913,425
Garda World Security Corp.:
Term B Delayed Draw Loan, 4.00%, 11/06/20		72	72,139
Term B Loan, 4.00%, 11/06/20		282	282,000
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		48	48,540
Replacement Term Loan (First Lien), 4.25%, 11/01/19		129	128,690
Getty Images, Inc., Initial Term Loan, 4.75%, 10/18/19		28	26,377
IG Investments Holdings LLC, Tranche B Term Loan (First Lien), 5.25%, 10/31/19		363	365,149
Intelligrated, Inc., Term Loan (First Lien 2012), 5.00%, 7/30/18		231	231,399
Iqor US, Inc., Term Loan, 5.00%, 2/19/21		275	266,750
KAR Auction Services, Inc., Tranche B-2 Term Loan, 3.50%, 3/11/21		425	422,875
Livingston International, Inc.:
Initial Term B-1 Loan (First Lien), 5.00%, 4/18/19		114	113,995
Initial Term Loan (Second Lien), 9.00%, 4/17/20		54	54,361
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		196	196,456
Protection One, Inc., Term Loan (2012), 4.25%, 3/21/19		339	338,080
The ServiceMaster Co., Tranche C Term Loan, 4.25%, 1/31/17		434	434,333
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		1,106	1,104,167
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 6/26/20		220	213,675
W3 Co.:
Term Loan (First Lien), 5.75%, 3/13/20		134	133,817
Term Loan (Second Lien), 9.25%, 9/13/20		55	54,863
West Corp., Term B-10 Loan, 3.25%, 6/30/18		391	388,917

			8,083,315
Communications Equipment — 0.7%
Alcatel-Lucent USA, Inc., U.S. Term Loan, 4.50%, 1/30/19		1,317	1,323,050
Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		472	473,317
USIC Holdings, Inc., Initial Term Loan (First Lien), 4.00%, 7/10/20		119	118,877

			592,194
Construction Materials — 0.2%
Faenza Germany GmbH Holdings (Ceramtec Acquisition):
Dollar Term B-3 Loan, 4.25%, 8/28/20		58	58,452

Floating Rate Loan Interests (b)	Par (000)		Value
Construction Materials (concluded)
Initial Dollar Term B-1 Loan, 4.25%, 8/28/20	USD	191	$191,030
Initial Dollar Term B-2 Loan, 4.25%, 8/28/20		19	18,923
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/26/20		184	184,266

			452,671
Containers & Packaging — 0.8%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA):
Dollar Term Loan, 4.25%, 12/17/19		269	270,168
Incremental Term Loan B, 3.00%, 12/17/19		280	279,882
Berry Plastics Corp.:
Term D Loan, 3.50%, 2/08/20		204	202,628
Term E Loan, 3.75%, 1/06/21		205	204,459
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.00%, 11/30/18		346	346,432
Sealed Air Corp., Replacement Term Loan, 3.00%, 10/03/18		69	68,887
Tekni-Plex, Inc., Term Loan, 4.75%, 8/10/19		120	120,153

			1,492,609
Distributors — 0.1%
American Tire Distributors, Inc., Term Loan, 4.75%, 6/19/18		110	110,550
VWR Funding, Inc., Amendment No. 2 Dollar Term Loan, 3.45%, 4/03/17		104	103,835

			214,385
Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 4.00% - 5.25%, 1/30/20		647	647,621
RentPath, Inc., Term Loan B, 6.25%, 5/29/20		168	164,159
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 4/02/20		337	260,885

			1,072,665
Diversified Telecommunication Services — 2.6%
Avaya, Inc., Term B-3 Loan, 4.73%, 10/26/17		167	163,209
Commscope, Inc.:
Tranche 3 Term Loan, 2.73%, 1/21/17		88	88,202
Tranche 4 Term Loan, 3.25%, 1/14/18		132	132,082
Consolidated Communications, Inc., Initial Term Loan, 4.25%, 12/23/20		303	304,483
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		172	172,762
Integra Telecom Holdings, Inc.:
Initial Loan (Second Lien), 9.75%, 2/21/20		270	275,940
Term B Loan, 5.25%, 2/22/19		144	144,166
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		573	574,130
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		1,720	1,722,150
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.00%, 4/13/20		228	226,707
TW Telecom Holdings, Inc. (FKA Time Warner Telecom Holdings, Inc.), Term Loan B, 2.66%, 4/17/20		124	124,192
U.S. Telepacific Corp., Term Loan Advance, 5.75%, 2/23/17		475	478,566

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services (concluded)
Ziggo BV:
Term Loan B1 Facility, 2.75%, 1/15/22	USD	185	$182,403
Term Loan B2, 2.75%, 1/15/22		119	117,544
Term Loan B3, 2.75%, 1/15/22		196	193,317

			4,899,853
Electric Utilities — 1.6%
Empire Generating Co. LLC:
Term B Advance, 5.25%, 3/12/21		278	278,049
Term C Advance, 5.25%, 3/12/21		19	19,399
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		405	405,385
Raven Power Finance LLC, Term Advance, 5.25%, 12/19/20		524	528,924
Sandy Creek Energy Associates LP, Term Loan, 5.00%, 11/09/20		534	533,899
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.74%, 10/10/17		1,765	1,270,800

			3,036,456
Electrical Equipment — 0.4%
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/29/20		313	313,190
Southwire Co. LLC (FKA Southwire Co.), Initial Term Loan, 3.25%, 2/10/21		425	423,937

			737,127
Energy Equipment & Services — 0.7%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		273	277,886
ION Trading Technologies S.à r.l.:
Loan (Second Lien), 8.25%, 5/22/21		85	85,850
Term Loan (First Lien), 4.50%, 5/22/20		291	290,898
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Term Loan, 5.00%, 10/25/17		224	223,431
Offshore Group Investment Ltd. (Vantage Drilling Co.), Second Term Loan, 5.75%, 3/28/19		144	144,897
Pacific Drilling SA, Term Loan, 4.50%, 6/03/18		228	229,017
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		130	129,250

			1,381,229
Food & Staples Retailing — 1.0%
BJ’s Wholesale Club, Inc.:
2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		210	214,620
New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		481	482,525
Performance Food Group, Inc. (FKA Vistar Corp.), Initial Loan, 6.25%, 11/14/19		466	472,693
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		215	219,435
Sprouts Farmers Markets Holdings LLC, Initial Term Loan, 4.00%, 4/23/20		31	31,193
Supervalu, Inc., New Term Loan, 4.50%, 3/21/19		201	201,460
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Incremental Term Loan, 4.50%, 3/31/19		268	269,114

			1,891,040
Food Products — 1.7%
AdvancePierre Foods, Inc., Term Loan (First Lien), 5.75%, 7/10/17		158	158,233
Boulder Brands, Inc. (FKA Smart Balance, Inc.), Term Loan, 5.00%, 7/09/20		104	104,473
CTI Foods Holding Co. LLC, Term Loan (First Lien), 4.50%, 6/29/20		204	203,975

Floating Rate Loan Interests (b)		Par (000)	Value
Food Products (concluded)
Del Monte Foods, Inc., Initial Loan (First Lien), 4.25%, 2/18/21	USD	300	$300,369
Diamond Foods, Inc., Loan, 4.25%, 8/20/18		415	415,780
Dole Food Co., Inc., Tranche B Term Loan, 4.50%, 11/01/18		479	480,595
H. J. Heinz Co., Term B-1 Loan, 3.25%, 6/07/19		184	183,925
Pinnacle Foods Finance LLC:
New Term Loan G, 3.25%, 4/29/20		431	428,365
Tranche H Term Loan, 3.25%, 4/29/20		508	504,948
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 7.75%, 5/01/19		297	294,030
Term B Loan (Second Lien), 10.75%, 11/01/19		200	192,000

			3,266,693
Health Care Equipment & Supplies — 2.0%
Biomet, Inc., Dollar Term B-2 Loan, 3.65%, 7/25/17		596	595,899
ConvaTec, Inc., Dollar Term Loan, 4.00%, 12/22/16		242	242,702
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B Term Loan, 4.75%, 9/15/17		432	432,830
Hologic, Inc., Refinancing Tranche B Term Loan, 3.25%, 8/01/19		537	534,818
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		689	691,088
Kinetic Concepts, Inc., Dollar Term E-1 Loan, 4.00%, 5/04/18		90	89,639
Mallinckrodt International Finance S.A., Initial Term B Loan, 2.75%, 3/19/21		630	629,924
Onex Carestream Finance LP:
Term Loan (First Lien 2013), 5.00%, 6/07/19		289	291,216
Term Loan (Second Lien), 9.50%, 12/07/19		265	270,080

			3,778,196
Health Care Providers & Services — 3.0%
American Renal Holdings, Inc.:
Initial Term Loan (Second Lien), 8.50%, 3/20/20		105	105,394
Term B Loan (First Lien), 4.50%, 8/20/19		436	435,055
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		64	64,348
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		1,845	1,859,566
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.):
Tranche B Term Loan, 4.50%, 10/20/16		246	246,632
Tranche B-2 Term Loan, 4.00%, 11/01/19		415	416,455
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		330	329,585
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 5/25/18		370	370,487
Fresenius Finance II BV, Tranche B2 Term Loan, 2.57%, 6/28/19	EUR	130	178,424
Genesis Healthcare LLC, Loan, 10.00% - 10.75%, 12/04/17	USD	157	160,980
HCA, Inc., Tranche B-5 Term Loan, 2.90%, 3/31/17		184	183,915
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		29	29,192
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		61	59,271

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	45

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Health Care Providers & Services (concluded)
MPH Acquisition Holdings LLC, Senior Term Loan, 3.00%, 3/19/21	USD	575	$573,563
National Mentor Holdings, Inc., Tranche B Term Loan, 4.75%, 1/31/21		140	140,743
Surgical Care Affiliates LLC, Class C Incremental Term Loan, 4.25%, 6/29/18		174	173,397
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		248	245,639
U.S. Renal Care, Inc., Tranche B-2 Term Loan (First Lien), 5.50%, 7/03/19		95	94,328

			5,666,974
Health Care Technology — 0.2%
IMS Health, Inc., Term B Dollar Loan, 3.75%, 3/17/21		425	424,014
Hotels, Restaurants & Leisure — 7.8%
Bally Technologies, Inc., Term B Loan, 4.25%, 11/25/20		289	289,632
Bass Pro Group LLC, New Term Loan, 3.75% - 5.25%, 11/20/19		443	444,089
Belmond Interfin Ltd., Dollar Term Loan, 4.00%, 3/19/21		665	666,383
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		2,284	2,312,006
Centaur Acquisition LLC:
Term Loan (First Lien), 5.25%, 2/20/19		158	158,208
Term Loan (Second Lien), 8.75%, 2/20/20		90	91,687
Dunkin’ Brands, Inc., Term B-4 Loan, 2.50%, 2/05/21		455	451,305
Four Seasons Holdings, Inc., Term Loan (Second Lien), 6.25%, 12/28/20		155	157,131
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		1,417	1,418,996
Intrawest Operations Group LLC, Initial Term Loan, 5.50%, 12/09/20		334	338,340
LA Quinta Intermediate Holdings LLC, Initial Term Loan, 3.00%, 2/19/21		3,400	3,397,892
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		949	947,233
Marina District Finance Co., Inc., Incremental Term Facility, 6.75%, 8/15/18		469	475,074
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		623	621,499
OSI Restaurant Partners LLC, 2013 Replacement Term Loan, 3.50%, 10/28/19		128	127,727
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		233	233,601
Playa Resorts Holdings, Initial Term Loan, 4.00%, 8/09/19		304	304,725
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		90	87,423
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B-2 Loan, 3.00%, 5/14/20		124	122,099
Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.50% - 5.00%, 12/20/18		90	90,563
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		931	932,264
Travelport LLC (FKA Travelport, Inc.):
Term Loan, 6.25%, 6/26/19		422	431,173
Tranche 1 Loan, 9.50%, 1/31/16		229	236,000
Twin River Management Group, Inc. (FKA BLB Management Services, Inc.), Term Loan, 5.25%, 11/10/18		194	194,365
Wendy’s International, Inc., Term B Loan, 3.25%, 5/15/19		200	199,074

			14,728,489

Floating Rate Loan Interests (b)	Par (000)		Value
Household Products — 0.5%
Pacific Industrial Services Finco Pty Ltd.:
Initial Term Loan (Second Lien), 8.75%, 4/02/19	USD	195	$199,631
Term B Loan, 5.00%, 10/02/18		254	256,897
Spectrum Brands, Inc.:
Tranche A Term Loan, 3.00%, 9/04/17		212	211,661
Tranche C Term Loan, 3.50%, 9/04/19		309	309,012

			977,201
Independent Power and Renewable Electricity Producers — 0.7%
The AES Corp., 2013 Other Term Loan, 3.75%, 6/01/18		267	267,495
Calpine Construction Finance Co. LP, Term B-1 Loan, 3.00%, 5/03/20		55	53,861
Calpine Corp.:
Term Loan (3/11), 4.00%, 4/01/18		142	142,747
Term Loan, 4.00%, 10/09/19		281	281,958
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		213	214,055
Panda Temple Power II LLC, Construction Term Loan Advance, 7.25%, 4/03/19		280	286,650
Star West Generation LLC, Term B Advance, 4.25%, 3/13/20		121	121,450

			1,368,216
Insurance — 1.4%
Alliant Holdings I LLC, Initial Term Loan, 4.25%, 12/20/19		98	97,901
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19		602	603,232
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 3.00%, 9/28/16		67	66,708
Tranche B-2 Term Loan, 3.75%, 9/28/18		116	115,828
Cooper Gay Swett & Crawford Ltd. (CGSC of Delaware Holdings Corp.):
Term Loan (First Lien), 5.00%, 4/16/20		154	153,837
Term Loan (Second Lien), 8.25%, 10/16/20		70	68,075
Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien), 5.00%, 12/10/19		84	83,902
Hub International Ltd., Initial Term Loan, 4.75%, 10/02/20		149	148,963
National Financial Partners Corp., Term B Loan, 5.25%, 7/01/20		179	179,991
Sedgwick Claims Management Services, Inc.:
Initial Loan (Second Lien), 6.75%, 2/28/22		560	556,153
Initial Term Loan (First Lien), 3.75%, 3/01/21		550	543,813

			2,618,403
Internet & Catalog Retail — 0.2%
Leonardo Acquisition Corp. (AKA 1-800 Contacts), Term Loan (First Lien), 4.25%, 1/31/21		320	320,560
Internet Software & Services — 0.7%
Asurion LLC (FKA Asurion Corp.), Term Loan (Second Lien), 8.50%, 3/03/21		415	427,969
DealerTrack Technologies, Inc., Term Loan, 3.50%, 2/28/21		648	649,830
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		295	294,825

			1,372,624
IT Services — 0.4%
CompuCom Systems, Inc., Term Loan, 4.25%, 5/09/20		74	74,200
Evertec Group LLC (FKA Evertec LLC), Term B Loan, 3.50%, 4/17/20		94	92,962

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
IT Services (concluded)
Sungard Availability Services Capital, Inc., Term Loan B, 5.00%, 3/25/19	USD	525	$525,656

			692,818
Leisure Products — 0.3%
Equinox Holdings, Inc., New Initial Term Loan (First Lien), 4.25% - 5.25%, 1/31/20		104	104,296
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19		236	239,454
Leslie’s Poolmart, Inc., Additional Tranche B Term Loan, 4.25%, 10/16/19		179	179,563

			523,313
Life Sciences Tools & Services — 0.7%
JLL/Delta Dutch Newco BV, Initial Dollar Term Loan, 3.25%, 3/11/21		425	422,497
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		605	605,914
Quintiles Transnational Corp., Term B-3 Loan, 3.75%, 6/08/18		318	318,022

			1,346,433
Machinery — 1.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		308	307,500
Allegion Public Ltd. Co. (Allegion U.S. Holding Co., Inc.), Tranche B Term Loan, 3.00%, 9/25/20		209	208,951
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 4.25%, 12/10/18		217	217,974
Ameriforge Group, Inc.:
Initial Term Loan (First Lien), 5.00%, 12/19/19		164	164,117
Initial Term Loan (Second Lien), 8.75%, 12/21/20		165	168,713
Filtration Group Corp.:
Initial Term Loan (Second Lien), 8.25%, 11/22/21		130	132,655
Term Loan (First Lien), 4.50%, 11/20/20		195	195,646
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		458	451,579
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		186	186,201
Thermasys Corp., Term Loan, 5.25% - 6.25%, 5/03/19		142	141,570
Wabash National, Tranche B-1 Loan, 4.50%, 5/08/19		157	157,035
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		134	137,314

			2,469,255
Marine — 0.1%
HGIM Corp., Term B Loan, 5.50%, 6/18/20		215	214,942
Media — 6.6%
Acosta, Inc., Term B Loan (2013), 3.25%, 3/03/18		60	60,210
Advanstar Communications, Inc., Term Loan (Second Lien), 9.50%, 6/05/20		120	120,600
AMC Entertainment, Inc., Initial Term Loan, 3.50%, 4/30/20		277	276,892
Catalina Marketing Corp., Initial Term Loan, 5.25%, 10/12/20		289	288,189
CBS Outdoor Americas Capital LLC (CBS Outdoor Americas Capital Corp.), Term Loan, 3.00%, 2/01/21		110	109,519

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
Cengage Learning Acquisitions, Inc. (Thomson Learning), Term Loan, 6.00%, 3/06/20	USD	1,610	$1,626,776
Charter Communications Operating LLC, Term E Loan, 3.00%, 7/01/20		522	517,478
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.80%, 1/29/16		66	65,087
Tranche D Term Loan, 6.90%, 1/30/19		1,194	1,168,601
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/20		182	182,769
The E.W. Scripps Co., Term Loan, 3.25%, 11/26/20		135	134,887
Hemisphere Media Holdings LLC (International Espanol, Inc.), Initial Term Loan, 6.25%, 7/30/20		223	223,871
IMG Worldwide, Inc.:
Term Loan (Second Lien), 7.25%, 3/21/22		290	292,358
Term Loan, 4.25%, 3/19/21		635	630,638
Kasima LLC (Digital Cinema Implementation Partners LLC), Term Loan, 3.25%, 5/17/21		220	218,350
Lions Gate Entertainment, Loan, 5.00%, 7/19/20		100	101,750
Live Nation Entertainment, Inc., Term B-1 Loan, 3.50%, 8/17/20		109	109,210
MCC Iowa LLC (Mediacom Broadband Group), Tranche H Term Loan, 3.25%, 1/29/21		726	721,118
Media General, Inc., Term B Loan, 4.25%, 7/31/20		182	183,513
National CineMedia LLC, Term Loan (2013), 2.91%, 11/26/19		690	686,177
NEP/NCP Holdco, Inc.:
Amendment No. 3 Incremental Term Loan (First Lien), 4.25%, 1/22/20		507	507,804
Term Loan (Second Lien), 9.50%, 7/22/20		31	32,188
Nielsen Finance LLC, Class E Dollar Term Loan, 2.90%, 5/01/16		542	542,136
Salem Communications Corp., Term Loan, 4.50%, 3/13/20		130	130,375
Springer SBM Two GmbH, Initial Term B2 Loan, 5.00%, 8/14/20		229	229,022
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		643	642,744
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		658	659,104
UPC Financing Partnership, Facility AH, 3.25%, 6/30/21		550	548,328
Virgin Media Investment Holdings Ltd.:
B Facility, 3.50%, 6/08/20		300	299,199
C Facility, 4.50%, 6/08/20	GBP	270	453,242
WideOpenWest Finance LLC:
Term B Loan, 4.75%, 4/01/19	USD	157	157,261
Term B-1 Loan 2013, 3.75%, 7/17/17		262	262,262
WMG Acquisitions Corp., Tranche B Refinancing Term Loan, 3.75%, 7/01/20		448	445,622

			12,627,280
Metals & Mining — 0.8%
Atkore International, Inc.:
Term Loan (First Lien), 3.50%, 3/26/21		250	249,533
Term Loan (Second Lien), 6.75%, 9/27/21		125	125,625
Constellium Holdco BV (Constellium France SAS), Initial Dollar Term Loan, 6.00%, 3/25/20		277	282,744

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	47

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Metals & Mining (concluded)
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 4.25%, 6/28/19	USD	382	$384,560
Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17 Walter Energy, Inc. (FKA Walter Industries, Inc.),		250	250,027
B Term Loan, 7.25%, 4/02/18		180	174,260

			1,466,749
Multiline Retail — 0.3%
99¢ Only Stores, Tranche B-2 Loan, 4.50%, 1/11/19		139	140,240
Evergreen Acqco 1 LP, New Term Loan, 5.00% - 6.00%, 7/09/19		89	89,430
Hudson’s Bay Co., Initial Term Loan (First Lien), 4.75%, 11/04/20		324	327,797

			557,467
Multi-Utilities — 0.1%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		45	44,550
Power Buyer LLC:
Delayed Draw Term Loan (First Lien), 3.25%, 5/06/20		6	6,148
Initial Term Loan (First Lien), 4.25%, 5/06/20		199	197,682

			248,380
Oil, Gas & Consumable Fuels — 1.6%
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		449	442,002
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		333	335,836
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		620	633,435
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-3 Loan, 3.50%, 5/24/18		117	116,521
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.13%, 9/30/20		180	187,238
Closing Date Loan, 3.88%, 9/28/18		244	244,018
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		717	719,550
Tesoro Corp., Initial Term Loan, 2.40%, 5/30/16		83	83,350
Western Refining, Inc., Term Loan 2013, 4.25%, 11/12/20		359	361,793

			3,123,743
Personal Products — 0.1%
NBTY, Inc., Term B-2 Loan, 3.50%, 10/01/17		150	150,263
Prestige Brands, Inc., Term B-1 Loan, 3.75%, 1/31/19		85	85,542

			235,805
Pharmaceuticals — 1.9%
Akorn, Inc., Term Loan B, 3.50%, 11/13/20		310	312,713
Amneal Pharmaceuticals LLC, Term Loan B, 7.00%, 11/01/19		289	289,632
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		90	90,900
Endo Luxembourg Finance Co. I S.à r.l., 2014 Term B Loan, 3.25%, 3/01/21		195	194,317
Envision Acquisition Co. LLC, Initial Term Loan (First Lien), 5.75%, 11/04/20		239	239,099
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 7.50%, 8/04/16		130	129,870
Term B-3 Loan, 7.75%, 5/15/18		121	120,435
Jazz Pharmaceuticals, Inc., Tranche 2 Term Loan, 3.25%, 6/12/18		115	114,598

Floating Rate Loan Interests (b)	Par (000)		Value
Pharmaceuticals (concluded)
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19	USD	1,213	$1,213,362
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19		172	172,763
Series D2 Term Loan B, 3.75%, 2/13/19		162	162,027
Series E1 Tranche B Term Loan, 3.75%, 8/05/20		510	511,566

			3,551,282
Professional Services — 1.8%
Crossmark Holdings, Inc., Term Loan (First Lien), 4.50%, 12/20/19		64	63,786
EWT Holdings III Corp. (FKA WTG Holdings III Corp.):
Term Loan (First Lien), 4.75%, 1/15/21		459	460,160
Term Loan (Second Lien), 8.50%, 1/15/22		35	35,175
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		585	583,794
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		120	121,126
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		75	76,875
Trans Union LLC:
2013 Replacement Term Loan, 4.25%, 2/10/19		538	537,893
Term Loan, 3.00%, 3/19/21		1,320	1,322,204
TriNet HR Corp., Tranche B-2 Term Loan, 5.00%, 8/20/20		179	181,115

			3,382,128
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		392	392,799
Starwood Property Trust, Inc., Term Loan (First Lien), 3.50%, 4/17/20		289	287,656

			680,455
Real Estate Management & Development — 0.7%
CityCenter Holdings LLC, Term B Loan, 5.00%, 10/16/20		294	296,378
Realogy Corp.:
Extended Synthetic Commitment, 0.00% - 4.40%, 10/10/16		19	18,615
Initial Term B Loan 2014, 3.75%, 3/05/20		1,004	1,007,010

			1,322,003
Road & Rail — 0.2%
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		149	151,470
Transtar Holding Co., Term Loan (First Lien), 5.75%, 10/09/18		168	166,880

			318,350
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor, Inc.:
Tranche B-4 Term Loan, 4.25%, 2/28/20		445	446,311
Tranche B5 Term Loan, 5.00%, 1/15/21		114	115,473

			561,784
Software — 2.6%
Activision Blizzard, Inc., Term Loan, 3.25%, 10/12/20		509	507,991

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Software (concluded)
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.25%, 1/25/21	USD	389	$389,998
Initial Term Loan (Second Lien), 7.50%, 1/24/22		100	101,500
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		259	259,627
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19		54	54,313
First Data Corp., 2018B New Term Loan, 4.15%, 9/24/18		280	280,272
Infor (U.S.), Inc. (FKA Lawson Software, Inc.):
Tranche B-3 Term Loan, 3.75%, 6/03/20		199	198,164
Tranche B-5 Term Loan, 3.75%, 6/03/20		742	739,217
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		419	434,057
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		275	280,844
Initial Term Loan, 4.50%, 10/12/20		249	249,749
Nuance Communications, Inc., Term C Loan, 2.91%, 8/07/19		75	73,983
RP Crown Parent LLC, New Term Loan (First Lien), 6.00%, 12/21/18		25	24,834
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Incremental Term Loan, 4.50%, 2/19/19		114	114,368
Term B Loan, 4.25%, 2/19/19		212	212,223
Shield Finance Co. S.à r.l., Dollar Term B Loan, 5.00%, 1/29/21		170	170,425
Sophia LP, Term B-1 Loan, 4.00%, 7/19/18		255	255,279
SS&C Technologies Holdings Europe S.à r.l., 2013 Replacement Term B-2 Loan, 3.25%, 6/07/19		11	11,413
SS&C Technologies, Inc./Sunshine Acquisition II, Inc., 2013 Replacement Term B-1 Loan, 3.25%, 6/07/19		110	110,322
Stoneriver Group LP:
Initial Term Loan (First Lien), 4.50%, 11/30/19		89	88,978
Initial Term Loan (Second Lien), 8.50%, 5/30/20		66	66,478
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		100	100,495
Websense, Inc., Loan (Second Lien), 8.25%, 12/24/20		160	160,400

			4,884,930
Specialty Retail — 2.7%
Academy Ltd., Initial Term Loan (2012), 4.50%, 8/03/18		260	260,530
Armored AutoGroup, Inc. (FKA Viking Acquisition, Inc.), New Term Loan, 6.00%, 11/05/16		173	173,606
David’s Bridal, Inc., Initial Term Loan, 5.00% - 6.00%, 10/11/19		232	231,772
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		29	25,658
Harbor Freight Tools USA, Inc., Initial Loan, 4.75%, 7/26/19		346	349,633
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		515	513,584
Jo-Ann Stores, Inc., Term B Loan, 4.00%, 3/16/18		452	450,780
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		397	397,001
National Vision, Inc.:
Initial Term Loan (First Lien), 4.00%, 3/12/21		430	427,161

Floating Rate Loan Interests (b)	Par (000)		Value
Specialty Retail (concluded)
Initial Term Loan (Second Lien), 6.75%, 3/11/22	USD	165	$165,413
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		848	850,079
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		866	865,729
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		321	321,435
Toys ’R’ Us-Delaware, Inc., Term B-3 Loan, 5.25%, 5/25/18		71	59,256

			5,091,637
Technology Hardware, Storage & Peripherals — 0.3%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20		570	564,480
Textiles, Apparel & Luxury Goods — 0.2%
Burlington Coat Factory Warehouse Corp., Term B-2 Loan, 4.25%, 2/23/17		133	133,518
Nine West Holdings, Inc., Term Loan, 3.75%, 9/05/19		235	235,686

			369,204
Trading Companies & Distributors — 1.2%
American Builders & Contractors Supply Co., Inc., Term B Loan, 3.50%, 4/16/20		552	550,353
Fly Funding II S.à r.l., Loan, 4.50%, 8/09/19		49	49,848
Gypsum Management and Supply, Inc., Term Loan (First Lien), 3.75%, 4/01/21		455	452,725
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		481	481,415
Interline Brands, Inc., Term Loan (First Lien), 4.00%, 3/17/21		180	179,775
McJunkin Red Man Corp., Term Loan, 6.00%, 11/08/19		144	145,928
Nexeo Solutions LLC, Term B-3 Loan, 5.00%, 9/08/17		170	169,575
STS Operating, Inc., Term Loan, 4.75%, 2/12/21		200	201,500

			2,231,119
Wireless Telecommunication Services — 0.3%
SBA Senior Finance II LLC, Incremental Tranche B-1- A Term Loan, 3.25%, 3/24/21		390	388,261
Syniverse Holdings, Inc., Tranche B Term Loan, 4.00%, 4/23/19		175	174,587

			562,848
Total Floating Rate Loan Interests — 66.3%			125,865,191

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.0%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 3.20%, 3/25/37 (b)		2	2,124
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)		327	330,891
Total Non-Agency Mortgage-Backed Securities — 0.2%			333,015
Total Long-Term Investments (Cost — $172,430,840) — 92.0%			174,666,624

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	49

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	29,576,379	$29,576,379
Total Short-Term Securities (Cost – $29,576,379) – 15.6%		29,576,379

Value
Total Investments (Cost — $202,007,219) — 107.6%	$204,243,003
Liabilities in Excess of Other Assets — (7.6)%	(14,440,763)

Net Assets — 100.0%	$189,802,240

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,349,303	16,227,076	29,576,379	$2,896

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.00%	9/03/13	Open	$307,000	$307,000

[1]	Rate shown is as of report date.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
(60)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	7,410,000	$36,635

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	177,689	EUR	130,000	JPMorgan Chase Bank N.A.	4/22/14	$(1,398)
USD	47,029	EUR	34,587	Royal Bank of Scotland PLC	4/22/14	(618)
USD	428,523	GBP	261,000	JPMorgan Chase Bank N.A.	4/22/14	(6,531)
Total						$(8,547)

•	Centrally cleared credit default swaps — sold protection outstanding as of March 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	B+	USD	4,000	$54,383

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Secured Credit Portfolio

•	OTC credit default swaps — sold protection outstanding as of March 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Depreciation
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC-	USD	85	$(37,473)	$(21,209)	$(16,264)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,398,776	—	$3,398,776
Common Stocks	—	37,408	—	37,408
Corporate Bonds	—	45,032,234	—	45,032,234
Floating Rate Loan Interests	—	117,206,550	$8,658,641	125,865,191
Non-Agency Mortgage-Backed Securities	—	333,015	—	333,015
Short-Term Securities	29,576,379	—	—	29,576,379
Unfunded Loan Commitments	—	73	10,705	10,778
Liabilities:
Unfunded Loan Commitments	—	(2,082)	—	(2,082)
Total	$29,576,379	$166,005,974	$8,669,346	$204,251,699

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$54,383	—	$54,383
Interest rate contracts	$36,635	—	—	36,635
Liabilities:
Credit contracts	—	(16,264)	—	(16,264)
Foreign currency exchange contracts	—	(8,547)	—	(8,547)
Total	$36,635	$29,572	—	$66,207

1  Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	51

Schedule of Investments (concluded)	BlackRock Secured Credit Portfolio

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$446,911	—	—	$446,911
Foreign currency at value	4,189	—	—	4,189
Cash pledged for financial futures contracts	94,000	—	—	94,000
Cash pledged for centrally cleared swaps	190,000	—	—	190,000
Liabilities:
Reverse repurchase agreements	—	$(307,000)	—	(307,000)
Total	$735,100	$(307,000)	—	$428,100

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Unfunded Loan Commitments	Total
Assets:
Opening Balance, as of September 30, 2013	$3,068,775	$7,111,012	—	$10,179,787
Transfers into Level 3[2]	—	2,824,036	—	2,824,036
Transfers out of Level 3[3]	(2,838,775)	(3,051,704)	—	(5,890,479)
Accrued discounts/premiums	1,001	4,224	—	5,225
Net realized gain (loss)	8,168	22,102	—	30,270
Net change in unrealized appreciation/depreciation[4,5]	(1,981)	61,349	$10,705	70,073
Purchases	—	4,959,735	—	4,959,735
Sales	(237,188)	(3,272,113)	—	(3,509,301)
Closing Balance, as of March 31, 2014	—	$8,658,641	$10,705	$8,669,346

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[5]	—	$64,888	$10,705	$75,593

[2]

As of September 30, 2013, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2014, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,824,036 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

As of September 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $5,890,479 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[5]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Conseco Financial Corp., Series 1997-5, Class A7, 7.13%, 5/15/29 (a)	USD	126	$129,188
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.34%, 8/15/25 (a)(b)		5,800	5,701,968
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (a)		44	47,135
HLSS Servicer Advance Receivables Trust, Series 2013-T1, Class A2, 1.50%, 1/16/46 (b)		3,101	3,094,798
OCP CLO Ltd., Series 2012-2A, Class A2, 1.72%, 11/22/23 (a)(b)		7,300	7,272,536
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		4,955	4,964,577
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (b)		16,153	16,171,748
Total Asset-Backed Securities — 4.3%			37,381,950

Corporate Bonds
Banks — 9.5%
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (b)		20,800	21,617,232
The Toronto-Dominion Bank:
2.20%, 7/29/15 (b)		25,000	25,585,250
1.63%, 9/14/16 (b)		34,825	35,491,899

			82,694,381
Oil, Gas & Consumable Fuels — 0.0%
ENSCO Offshore Co., 6.36%, 12/01/15		463	483,603
Total Corporate Bonds — 9.5%			83,177,984

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.0%
GS Mortgage Securities Trust:
Series 2013-GC16, Class A4, 4.27%, 11/10/46		4,100	4,325,943
Series 2014-GC18, Class A4, 4.07%, 1/10/47		4,100	4,237,407

			8,563,350
Interest Only Commercial Mortgage-Backed Securities — 2.4%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 1.92%, 12/10/45 (a)		59,201	6,075,576
Series 2013-CR7, Class XA, 1.60%, 3/10/46 (a)		33,536	2,922,029
Series 2014-CR14, Class XA, 0.93%, 2/10/47 (a)		12,532	666,593
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class XA, 1.18%, 2/15/47 (a)		2,600	186,137
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.58%, 4/15/46 (a)		39,091	3,664,823
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.82%, 5/25/36 (a)(b)		1,654	25,640
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.82%, 12/15/45 (a)(b)		62,141	6,531,305

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2014-LC14, Class XA, 1.48%, 3/15/47 (a)	USD	14,166	$1,291,562

			21,363,665
Total Non-Agency Mortgage-Backed Securities — 3.4%			29,927,015

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		30	29,676

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.6%
Fannie Mae, 4.13%, 4/15/14		2,400	2,403,758
Federal Home Loan Bank:
1.95%, 7/24/18		15,835	15,937,057
4.00%, 4/10/28		4,100	4,158,446
Freddie Mac:
2.50%, 4/23/14		1,650	1,652,445
4.38%, 7/17/15		6,100	6,426,417
Small Business Administration Participation Certificates:
Series 1996-20H, 7.25%, 8/01/16		74	77,431
Series 1996-20J, 7.20%, 10/01/16		118	122,847
Series 1998-20J, Class 1, 5.50%, 10/01/18		252	265,925

			31,044,326
Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2002-T6, Class A1, 3.31%, 2/25/32		146	149,209
Interest Only Collateralized Mortgage Obligations — 0.1%
Freddie Mac:
Series 3740, Class PI, 4.00%, 3/15/37		2,867	256,660
Series 4213, Class IG, 4.00%, 6/15/43		2,139	473,779
Ginnie Mae, Series 2013-103, Class IO, 5.00%, 6/20/43		2,434	513,669

			1,244,108
Interest Only Commercial Mortgage-Backed Securities — 2.5%
Freddie Mac:
Series K023, Class X1, 1.31%, 8/25/22 (a)		157,719	13,399,947
Series K024, Class X1, 0.90%, 9/25/22 (a)		26,215	1,536,922
Series K025, Class X1, 0.90%, 10/25/22 (a)		33,067	1,982,746
Series K027, Class X1, 0.84%, 1/25/23 (a)		26,986	1,525,241
Series K712, Class X1, 1.39%, 11/25/19 (a)		30,405	1,934,794
Ginnie Mae:
Series 2005-9, Class IO, 0.43%, 1/16/45 (a)		18,082	373,498
Series 2005-50, Class IO, 0.63%, 6/16/45 (a)		9,399	199,918
Series 2006-30, Class IO, 0.59%, 5/16/46 (a)		8,224	456,606

			21,409,672

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	53

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities — 93.1%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (a)	USD	1,822	$1,877,713
2.50%, 9/01/27 (c)		17,931	17,977,386
3.00%, 1/01/43-4/01/44 (d)		63,211	61,088,214
3.01%, 3/01/41 (a)		769	813,736
3.14%, 3/01/41 (a)		961	1,012,623
3.22%, 12/01/40 (a)		1,402	1,473,645
3.35%, 6/01/41 (a)		2,244	2,364,230
3.50%, 7/01/28-4/01/44 (a)(d)		96,396	98,043,333
4.00%, 1/01/25-4/01/44 (d)		199,006	207,063,170
4.50%, 2/01/25-4/01/44 (d)		94,651	100,967,257
5.00%, 11/01/32-4/01/44 (d)		20,981	22,935,657
5.50%, 2/01/35-4/01/44 (d)		12,052	13,381,159
6.00%, 5/01/33-4/01/44 (d)		12,298	13,743,505
6.50%, 5/01/40		5,183	5,813,827
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/29 (d)		1,900	1,899,109
2.92%, 6/01/42 (a)		1,399	1,443,444
3.00%, 4/01/29-4/01/44 (d)		27,722	27,127,106
3.03%, 2/01/41 (a)		1,479	1,567,838
3.50%, 4/01/29-4/01/44 (d)		28,052	28,421,393
4.00%, 4/01/29-4/01/44 (d)		45,100	46,843,426
4.50%, 9/01/43-4/01/44 (d)		25,934	27,640,737
5.00%, 7/01/35-4/01/44 (d)		10,367	11,279,386
5.50%, 3/01/43-4/01/44 (d)		6,663	7,316,989
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/44 (d)		21,000	20,648,905
3.50%, 2/15/42-7/15/43		7,127	7,286,752
4.00%, 2/20/44-4/15/44 (d)		27,501	28,901,766
4.50%, 5/20/41-2/15/42		37,005	39,993,788
5.00%, 12/15/38-4/15/44 (d)		13,579	14,873,978
7.00%, 6/15/23-3/15/24 (e)		—	307

			813,800,379
Total U.S. Government Sponsored Agency Securities — 99.3%			867,647,694

U.S. Treasury Obligations
U.S. Treasury Bonds:
7.50%, 11/15/24		5,400	7,785,283
6.63%, 2/15/27		6,500	9,058,361
4.75%, 2/15/37		4,900	5,955,029
4.63%, 2/15/40		16,000	19,182,496
3.63%, 2/15/44		28,680	29,011,598
U.S. Treasury Inflation Indexed Bonds, 1.38%, 2/15/44		5,800	5,939,791
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/24		17,672	17,732,894
U.S. Treasury Notes:
0.25%, 2/15/15		77,000	77,078,232
0.38%, 2/15/16-3/31/16 (f)		134,379	134,366,496
0.75%, 3/15/17 (f)		67,550	67,296,687
1.63%, 3/31/19		24,100	23,977,620
3.63%, 2/15/21 (f)		45,100	49,060,321
2.00%, 2/28/21-2/15/22		20,196	19,739,066
2.25%, 3/31/21		22,870	22,784,238
2.75%, 2/15/24		13,035	13,063,521
Total U.S. Treasury Obligations — 57.4%			502,031,633
Total Long-Term Investments (Cost — $1,531,055,496) — 173.9%			1,520,195,952

Short-Term Securities	Shares		Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(h)		5,851,344	$5,851,344
Total Short-Term Securities (Cost — $5,851,344) — 0.7%			5,851,344

Options Purchased
(Cost — $903,427) — 0.1%			593,221
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,537,810,267) — 174.7%			1,526,640,517

TBA Sale Commitments (d)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/29	USD	17,900	(17,886,017)
3.50%, 4/01/29-4/01/44		55,900	(56,954,407)
4.00%, 4/01/29-4/01/44		117,000	(121,753,899)
4.50%, 4/01/29-4/01/44		36,700	(39,132,830)
3.00%, 4/01/44		28,100	(27,120,889)
5.00%, 4/01/44		13,900	(15,154,258)
5.50%, 4/01/44		900	(993,832)
6.00%, 4/01/44		1,200	(1,336,296)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/44		5,500	(5,300,840)
3.50%, 4/01/44		10,600	(10,651,344)
4.00%, 4/01/44		13,200	(13,693,453)
4.50%, 4/01/44		7,700	(8,207,719)
5.00%, 4/01/44		2,200	(2,390,266)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/44		6,900	(7,039,078)
4.00%, 4/15/44		7,000	(7,355,468)
4.50%, 4/15/44		16,200	(17,462,751)
5.00%, 4/15/44		1,900	(2,074,343)
Total TBA Sale Commitments (Proceeds — $354,386,672) — (40.6)%			(354,507,690)

Options Written
(Premiums Received — $2,082,910) — (0.1)%			(1,413,063)
Total Investments Net of TBA Sale Commitments and Options Written — 134.0%			1,170,719,764
Liabilities in Excess of Other Assets — (34.0)%			(296,867,447)

Net Assets — 100.0%			$873,852,317

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(3,064,656)	$(46,105)
BNP Paribas Securities Corp.	$(8,834,688)	$(31,875)
Citigroup Global Markets, Inc.	$43,092,813	$132,203
Credit Suisse Securities (USA) LLC	$15,172,130	$(46,671)
Deutsche Bank Securities, Inc.	$26,505,071	$(252,816)
Goldman Sachs & Co.	$(4,135,992)	$(88,008)
J.P. Morgan Securities LLC	$(11,414,231)	$60,882
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$27,764,937	$(7,614)
Morgan Stanley & Co. LLC	$30,852,642	$(206,162)
Nomura Securities International, Inc.	$(11,258,219)	$9,488
RBC Capital Markets, LLC	$(5,612,625)	$(18,562)
RBS Securities, Inc.	$(1,258,125)	$6,750
Wells Fargo Securities, LLC	$(9,812,110)	$23,554

(e)	Amount is less than $500.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,144,539	(1,293,195)	5,851,344	$3,326

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.05%	8/20/13	Open	$16,368,750	$16,373,843
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.15%	10/09/13	Open	111,720,000	111,800,997
Credit Suisse Securities (USA) LLC	0.08%	3/03/14	Open	8,810,000	8,810,548
BNP Paribas Securities Corp.	0.08%	3/31/14	4/01/14	6,876,394	6,876,409
Deutsche Bank Securities, Inc.	(0.03%)	3/31/14	4/01/14	67,212,250	67,212,250
Total				$210,987,394	$211,074,047

[1]	Rate shown is as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	55

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(293)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	USD	64,331,813	$92,886
868	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	USD	103,251,312	100,308
(668)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	82,498,000	344,366
(38)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2014	USD	5,062,313	(61,120)
(79)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2014	USD	11,413,031	(13,705)
(162)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	40,032,225	48,824
5	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	1,231,875	92
(6)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	1,465,125	255
Total						$511,906

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	462,011	AUD	500,000	Westpac Banking Corp.	4/22/14	$(992)
USD	494,793	GBP	300,000	Goldman Sachs Bank USA	4/22/14	(5,269)
AUD	2,470,000	USD	2,230,659	Bank of America N.A.	6/18/14	47,548
INR	131,844,180	USD	2,119,000	UBS AG	6/18/14	46,661
PLN	3,741,948	EUR	880,000	Credit Suisse International	6/18/14	19,077
USD	2,335,499	AUD	2,625,000	Bank of America N.A.	6/18/14	(85,672)
USD	4,250,000	CAD	4,743,867	Royal Bank of Scotland PLC	6/18/14	(33,019)
USD	1,050,000	INR	64,333,500	Deutsche Bank AG	6/18/14	(6,737)
USD	2,210,000	JPY	226,118,802	BNP Paribas S.A.	6/18/14	18,323
USD	8,657,000	JPY	888,523,314	Credit Suisse International	6/18/14	44,909
USD	2,270,000	KRW	2,441,861,700	UBS AG	6/18/14	(14,861)
Total						$29,968

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	99.00	9/12/14	380	$140,125
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	12/12/14	473	239,456
Total						$379,581

•	OTC options purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
AUD Currency	Deutsche Bank AG	Put	USD	0.87	4/10/14	AUD	23,550	$13

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Put/ Description	Counterparty	Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	7,000	$213,627

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 3-Year Mid-Curve	Put	USD	96.75	9/12/14	190	$(77,187)
Euro Dollar 3-Year Mid-Curve	Put	USD	96.38	12/12/14	235	(98,406)
Total						$(175,593)

•	OTC interest rate swaptions written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Citibank N.A.	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD	24,900	$(723,639)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD	24,900	(389,486)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	14,000	(124,345)
Total									$(1,237,470)

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.70%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	50,870	$(42,888)
1.53%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	21,200	129,380
1.70%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	21,200	(20,468)
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	N/A	11/25/23	JPY	471,080	(19,589)
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	N/A	11/28/23	JPY	513,905	(7,952)
2.85%[1]	3-month LIBOR	Chicago Mercantile	N/A	2/13/24	USD	3,300	(16,715)
2.88%[1]	3-month LIBOR	Chicago Mercantile	N/A	2/14/24	USD	4,100	(32,265)
3.83%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/16/43	USD	9,100	(533,049)
3.80%[3]	3-month LIBOR	Chicago Mercantile	N/A	9/18/43	USD	9,100	471,653
3.67%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/05/43	USD	5,300	(210,035)
3.71%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/12/43	USD	14,000	(673,897)
3.75%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/43	USD	14,000	(758,824)
3.84%[3]	3-month LIBOR	Chicago Mercantile	N/A	12/23/43	USD	27,600	1,898,983
3.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	2/27/44	USD	2,500	(62,894)
3.59%[1]	3-month LIBOR	Chicago Mercantile	N/A	3/04/44	USD	2,500	(31,257)
Total							$90,183

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	OTC total return swaps outstanding as of March 31, 2014 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	4,575	$4,133	$(53,863)	$57,996
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	7,056	6,375	(80,869)	87,244
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	6,669	6,025	(59,906)	65,931
Return on Markit IOS 4.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	799	(613)	3,119	(3,732)
Return on Markit IOS 4.00%, 30-year, fixedrate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	752	(578)	(5,711)	5,133

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	57

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	752	$577	$3,527	$(2,950)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,550	(1,191)	(1,686)	495
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,315	(1,010)	3,333	(4,343)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/41	USD	1,269	(974)	(4,447)	3,473
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,550	(1,190)	(17,082)	15,892
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,550	(1,190)	(12,551)	11,361
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,550	1,191	(7,267)	8,458
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,550	(1,191)	(2,771)	1,580
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,550	(1,190)	(1,201)	11
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,503	(1,154)	(842)	(312)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,362	1,046	(4,180)	5,226
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,315	1,010	645	365
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	846	649	(6,858)	7,507
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	799	(614)	(707)	93
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	752	(577)	(6,085)	5,508
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	752	(577)	(665)	88
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	752	577	3,101	(2,524)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	658	505	3,144	(2,639)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	658	505	3,247	(2,742)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	658	505	(2,018)	2,523
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	611	(469)	(1,215)	746

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/41	USD	1,550	$1,190	$7,032	$(5,842)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/41	USD	658	505	(191)	696
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	2,631	(2,020)	(17,098)	15,078
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,597	(1,226)	6,312	(7,538)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	1,222	938	4,113	(3,175)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	799	613	(3,744)	4,357
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	752	(577)	(5,146)	4,569
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	705	541	(2,382)	2,923
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/41	USD	846	(649)	2,784	(3,433)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	1,357	1,175	(266)	1,441
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	1,357	1,175	470	705
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	633	548	(56)	604
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	633	548	128	420
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/43	USD	633	548	49	499
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/43	USD	1,357	1,175	(919)	2,094
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/43	USD	1,357	1,174	252	922
Total						$16,238	$(258,470)	$274,708

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	59

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$37,381,950	—	$37,381,950
Corporate Bonds	—	83,177,984	—	83,177,984
Non-Agency Mortgage-Backed Securities	—	29,740,878	$186,137	29,927,015
Project Loans	—	—	29,676	29,676
U.S. Government Sponsored Agency Securities	—	867,647,694	—	867,647,694
U.S. Treasury Obligations	—	502,031,633	—	502,031,633
Short-Term Securities	$5,851,344	—	—	5,851,344
Options Purchased:
Foreign Currency Exchange Contracts	—	13	—	13
Interest Rate Contracts	379,581	213,627	—	593,208
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(354,507,690)	—	(354,507,690)
Total	$6,230,925	$1,165,686,089	$215,813	$1,172,132,827

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$176,518	—	$176,518
Interest rate contracts	$586,731	2,813,954	—	3,400,685
Liabilities:
Foreign currency exchange contracts	—	(146,550)	—	(146,550)
Interest rate contracts	(250,418)	(3,686,533)	—	(3,936,951)
Total	$336,313	$(842,611)	—	$(506,298)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash.	$165,821	—	—	$165,821
Foreign currency at value	2,969,521	—	—	2,969,521
Cash pledged for financial futures contracts	1,398,000	—	—	1,398,000
Cash pledged for centrally cleared swaps	2,073,000	—	—	2,073,000
Cash pledged as collateral for OTC derivatives	1,600,000	—	—	1,600,000
Liabilities:
Reverse repurchase agreements	—	$(211,074,047)	—	(211,074,047)
Cash received as collateral for OTC derivatives	—	(300,000)	—	(300,000)
Total	$8,206,342	$(211,374,047)	—	$(203,167,705)

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2013	$21,778,200	—	$31,416	$20,741,760	$42,551,376
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[2]	(21,778,200)	—	—	—	(21,778,200)
Accrued discounts/premiums	—	—	(27)	6,994	6,967
Net realized gain (loss)	—	—	(476)	495,017	494,541
Net change in unrealized appreciation/depreciation[3,4]	—	$(4,677)	26,377	(489,271)	(467,571)
Purchases	—	190,814	—	—	190,814
Sales	—	—	(27,614)	(20,754,500)	(20,782,114)
Closing Balance, as of March 31, 2014	—	$186,137	$29,676	—	$215,813

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[4]	—	$(4,677)	$26,377	—	$21,700

[2]

As of September 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $21,778,200 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	61

Statements of Assets and Liabilities

March 31, 2014 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio
Assets
Investments at value — unaffiliated[1]	$1,310,301,607	$3,705,117,564	$69,507,855	$174,666,624	$1,520,789,173
Investments at value — affiliated[2]	191,484,696	16,199,003	9,003,015	29,576,379	5,851,344
Cash	—	—	11,232	446,911	165,821
Cash pledged for financial futures contracts	262,262	—	120,000	94,000	1,398,000
Cash pledged as collateral for reverse repurchase agreements	—	1,220,000	—	—	—
Cash pledged as collateral for OTC derivatives	1,900,000	1,200,000	—	—	1,600,000
Cash pledged for centrally cleared swaps	—	4,255,000	195,000	190,000	2,073,000
Foreign currency at value[3]	—	2,723,710	221,009	4,189	2,969,521
Variation margin receivable on centrally cleared swaps	—	—	2,722	11,386	17,804
Variation margin receivable on financial futures contracts	21,300	1,219,836	13,367	3,894	158,625
Investments sold receivable	119,835,791	—	84,201	3,064,202	30,942,298
TBA sale commitments receivable	474,481,496	—	—	—	354,386,672
Swap premiums paid	28,460	560,383	160,210	—	41,256
Swap receivable	3,846	—	606	—	5,718
Unrealized appreciation on forward foreign currency exchange contracts	—	2,532,907	—	—	176,518
Unrealized appreciation on OTC swaps	293,458	4,215,569	99,291	—	313,938
Unrealized appreciation on unfunded loan commitments	—	—	—	10,778	—
Capital shares sold receivable	1,107,359	7,541,785	47,135	1,519,365	1,244,894
Interest receivable	2,142,976	13,380,827	707,911	1,131,741	3,307,704
Receivable from Manager	32,804	166,074	2,307	5,450	68,673
Principal paydown receivable	—	—	—	—	5,440
Dividends receivable — affiliated	4,915	5,039	181	669	512
Prepaid expenses	43,847	87,117	22,098	58,970	65,239
Other assets	—	—	56,169	—	—

Total assets.	2,101,944,817	3,760,424,814	80,254,309	210,784,558	1,925,582,150

Liabilities
Bank overdraft	224,125	1,679,117	—	—	—
Options written at value4	2,194,907	6,439,598	406,423	—	1,413,063
TBA sale commitments at value[5]	474,092,278	—	—	—	354,507,690
Reverse repurchase agreements	—	692,830,835	4,161,310	307,000	211,074,047
Cash received as collateral for TBA commitments	640,000	—	—	—	—
Cash received as collateral for reverse repurchase agreements	—	70,000	—	—	—
Cash received as collateral for OTC derivatives	700,000	10,700,000	100,000	—	300,000
Variation margin payable on centrally cleared swaps	—	41,757	—	—	—
Variation margin payable on financial futures contracts	725	219,391	16,125	—	44,063
Investments purchased payable	838,248,065	19,256,236	534,165	19,945,308	480,326,049
Swap premiums received	277,499	1,014,650	374,568	21,209	299,726
Unrealized depreciation on forward foreign currency exchange contracts	—	2,487,564	3,175	8,547	146,550
Unrealized depreciation on OTC swaps	27,087	482,720	191,775	16,264	39,230
Unrealized depreciation on unfunded loan commitments .	—	—	—	2,082	—
Interest expense payable	—	—	—	1,865	—
Income dividends payable	542,792	—	47,276	80,205	815,211
Capital shares redeemed payable	2,392,670	13,073,164	20,892	389,042	1,439,909
Investment advisory fees payable	257,220	595,636	5,915	56,994	314,915
Service and distribution fees payable	180,879	587,724	1,732	41,931	246,849
Other affiliates payable	68,416	163,583	2,791	7,940	53,840
Officer’s and Trustees’ fees payable	10,703	23,804	6,636	5,591	12,968
Other accrued expenses payable	682,040	2,713,104	61,482	98,340	695,723

Total liabilities	1,320,539,406	752,378,883	5,934,265	20,982,318	1,051,729,833

Net Assets	$781,405,411	$3,008,045,931	$74,320,044	$189,802,240	$873,852,317

Net Assets Consist of
Paid-in capital	$829,114,242	$2,931,909,859	$75,079,231	$187,521,427	$928,535,692
Undistributed (distributions in excess of) net investment income	(5,676,936)	1,902,175	292,674	71,265	(1,646,356)
Accumulated net realized loss	(41,620,897)	(39,093,013)	(3,352,039)	(100,956)	(43,296,567)
Net unrealized appreciation/depreciation	(410,998)	113,326,910	2,300,178	2,310,504	(9,740,452)

Net Assets	$781,405,411	$3,008,045,931	$74,320,044	$189,802,240	$873,852,317

[1] Investments at cost — unaffiliated	$1,311,766,351	$3,592,063,743	$67,439,330	$172,430,840	$1,531,958,923
[2] Investments at cost — affiliated	$191,484,696	$16,199,003	$9,003,015	$29,576,379	$5,851,344
[3] Foreign currency at cost	—	$2,695,330	$220,699	$4,372	$2,994,894
[4] Premiums received	$2,587,979	$6,776,418	$638,440	—	$2,082,910
[5] Proceeds from TBA sale commitments	$474,481,496	—	—	—	$354,386,672

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2014

Statements of Assets and Liabilities (concluded)

March 31, 2014 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio
Net Asset Value
BlackRock
Net assets	$3,515,022	$370,125,110	$61,691,156	—	—

Shares outstanding[6]	363,090	34,330,599	6,343,187	—	—

Net asset value	$9.68	$10.78	$9.73	—	—

Institutional
Net assets	$388,181,042	$1,044,439,910	$4,780,510	$38,455,648	$144,004,486

Shares outstanding[6]	39,960,266	95,112,302	492,550	3,689,928	13,745,860

Net asset value	$9.71	$10.98	$9.71	$10.42	$10.48

Service
Net assets	$48,618,802	$55,259,958	—	—	$3,818,175

Shares outstanding[6]	5,010,707	5,060,113	—	—	364,704

Net asset value	$9.70	$10.92	—	—	$10.47

Investor A
Net assets	$203,233,709	$1,186,546,338	$7,848,378	$132,972,732	$551,080,461

Shares outstanding[6]	20,832,519	109,709,558	808,039	12,765,348	52,487,100

Net asset value	$9.76	$10.82	$9.71	$10.42	$10.50

Investor B
Net assets	$1,711,600	$1,758,120	—	—	$1,426,180

Shares outstanding[6]	176,056	166,121	—	—	136,290

Net asset value	$9.72	$10.58	—	—	$10.46

Investor B1
Net assets	—	—	—	—	$3,043,472

Shares outstanding[6]	—	—	—	—	290,870

Net asset value	—	—	—	—	$10.46

Investor C
Net assets	$136,145,236	$349,916,495	—	$18,373,860	$59,708,214

Shares outstanding[6]	14,019,085	32,804,183	—	1,762,779	5,693,660

Net asset value	$9.71	$10.67	—	$10.42	$10.49

Investor C1
Net assets	—	—	—	—	$86,535,634

Shares outstanding[6]	—	—	—	—	8,254,828

Net asset value	—	—	—	—	$10.48

Class R
Net assets	—	—	—	—	$24,235,695

Shares outstanding[6]	—	—	—	—	2,308,580

Net asset value	—	—	—	—	$10.50

[6] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	63

Statements of Operations

Six Months Ended March 31, 2014 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Investment Grade Bond Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Government Bond Portfolio
Investment Income
Interest	$9,546,560	$12,115,040	$2,118,061	$3,828,249	$11,089,056
Dividends — unaffiliated	—	—	33,491	—	—
Dividends — affiliated	33,851	62,926	870	2,896	3,326

Total income	9,580,411	12,177,966	2,152,422	3,831,145	11,092,382

Expenses
Investment advisory	2,329,408	5,917,307	253,873	390,284	2,257,747
Service and distribution — class specific	1,140,113	3,636,406	18,918	220,202	1,481,826
Transfer agent — class specific	618,533	3,505,204	30,253	35,967	971,711
Administration	300,225	949,610	38,081	58,542	318,438
Custodian	149,108	77,844	4,984	3,903	108,174
Administration — class specific	106,058	315,138	12,692	19,361	109,355
Registration	59,389	86,859	15,100	47,365	56,302
Professional	44,149	59,586	43,805	66,454	40,657
Printing	29,214	102,089	7,043	9,340	27,122
Officer and Trustees	15,901	35,336	9,660	9,364	16,198
Miscellaneous	52,303	136,012	18,372	40,370	55,416
Recoupment of past waived fees — class specific	—	1,204	1,380	—	—

Total expenses excluding interest expense	4,844,401	14,822,595	454,161	901,152	5,442,946
Interest expense[1]	29,540	384,853	10,383	—	124,205

Total expenses	4,873,941	15,207,448	464,544	901,152	5,567,151
Less fees waived by Manager	(774,801)	(2,267,931)	(162,145)	(85,930)	(392,728)
Less administration fees waived — class specific	(57,297)	(261,977)	(11,404)	(18,917)	(109,355)
Less transfer agent fees waived — class specific	(12,738)	(13,620)	(334)	(441)	(23,719)
Less transfer agent fees reimbursed — class specific	(220,129)	(1,296,296)	(7,155)	(27,553)	(456,207)

Total expenses after fees waived and reimbursed	3,808,976	11,367,624	283,506	768,311	4,585,142

Net investment income	5,771,435	810,342	1,868,916	3,062,834	6,507,240

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,973,746	(17,264,747)	2,517,459	216,858	(1,617,627)
Securities sold short	—	—	—	—	40
Options written	2,625,746	6,801,177	21,756	—	1,406,961
Financial futures contracts	(26,852)	(4,972,558)	11,973	(106,081)	838,145
Swaps	7,081,971	(7,477,870)	(104,242)	17,883	2,549,357
Foreign currency transactions	—	(5,246,099)	3,838	(40,316)	(118,249)

	18,654,611	(28,160,097)	2,450,784	88,344	3,058,627

Net change in unrealized appreciation/depreciation on:
Investments.	(6,674,205)	15,312,373	184,517	1,936,871	2,430,799
Options written	(31,634)	(559,571)	181,192	—	(525,443)
Financial futures contracts	896,294	(5,068,894)	298,380	36,635	1,395,075
Swaps	(9,539,826)	2,409,164	(160,986)	46,430	(4,181,832)
Unfunded loan commitments	—	—	—	6,575	—
Foreign currency translations	—	900,511	3,970	20,997	173,245

	(15,349,371)	12,993,583	507,073	2,047,508	(708,156)

Total realized and unrealized gain (loss)	3,305,240	(15,166,514)	2,957,857	2,135,852	2,350,471

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,076,675	$(14,356,172)	$4,826,773	$5,198,686	$8,857,711

[1]	See Note 8 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2014

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
Decrease in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$5,771,435	$11,234,716	$810,342	$83,801,337
Net realized gain (loss)	18,654,611	(25,526,658)	(28,160,097)	50,295,712
Net change in unrealized appreciation/depreciation	(15,349,371)	(18,197,624)	12,993,583	(387,871,649)

Net increase (decrease) in net assets resulting from operations	9,076,675	(32,489,566)	(14,356,172)	(253,774,600)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(46,625)	(357,779)[1]	(1,518,449)	(6,341,583)[1]
Institutional	(5,599,775)	(20,387,932)[1]	(3,792,515)	(23,813,457)[1]
Service	(591,139)	(2,521,608)[1]	(159,988)	(1,047,680)[1]
Investor A	(2,797,193)	(13,990,267)[1]	(3,558,968)	(23,112,283)[1]
Investor B	(17,430)	(110,052)[1]	(4,041)	(59,659)[1]
Investor C	(1,273,234)	(6,996,280)[1]	(646,051)	(7,395,616)[1]
Net realized gain:
BlackRock	—	(275,190)[1]	(7,034,300)	(7,712,338)[1]
Institutional	—	(12,170,039)[1]	(17,442,869)	(32,413,915)[1]
Service	—	(1,571,469)[1]	(952,753)	(1,453,089)[1]
Investor A	—	(8,939,136)[1]	(20,791,058)	(32,008,911)[1]
Investor B	—	(100,503)[1]	(48,008)	(113,183)[1]
Investor C	—	(5,998,334)[1]	(6,762,185)	(12,961,821)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(10,325,396)	(73,418,589)	(62,711,185)	(148,433,535)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(195,225,628)	(406,363,345)	(423,118,860)	(1,455,915,680)

Net Assets
Total decrease in net assets	(196,474,349)	(512,271,500)	(500,186,217)	(1,858,123,815)
Beginning of period	977,879,760	1,490,151,260	3,508,232,148	5,366,355,963

End of period	$781,405,411	$977,879,760	$3,008,045,931	$3,508,232,148

Undistributed (distributions in excess of) net investment income, end of period	$(5,676,936)	$(1,122,975)	$1,902,175	$10,771,845

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	65

Statements of Changes in Net Assets (continued)

	BlackRock Investment Grade Bond Portfolio		BlackRock Secured Credit Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$1,868,916	$9,096,184	$3,062,834	$3,892,130
Net realized gain	2,450,784	659,025	88,344	455,950
Net realized gain from redemption-in-kind transactions	—	1,842,803	—	—
Net change in unrealized appreciation/depreciation	507,073	(30,836,574)	2,047,508	(450,515)

Net increase (decrease) in net assets resulting from operations	4,826,773	(19,238,562)	5,198,686	3,897,565

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(1,184,639)	(6,136,887)[1]	—	—
Institutional	(347,591)	(2,084,020)[1]	(675,269)	(991,182)[1]
Investor A	(240,248)	(683,843)[1]	(2,102,777)	(2,335,625)[1]
Investor C	—	—	(288,488)	(554,083)[1]
Net realized gain:
BlackRock	(4,725,799)	(15,307,321)[1]	—	—
Institutional	(71,200)	(5,004,911)[1]	(102,511)	(733,557)[1]
Investor A	(1,385,773)	(2,097,865)[1]	(322,777)	(788,372)[1]
Investor C	—	—	(58,372)	(479,296)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(7,955,250)	(31,314,847)	(3,550,194)	(5,882,115)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(71,046,024)	(83,025,003)	55,167,185	76,023,159

Redemption Fees
Redemption fees	—	—	—	29,470

Net Assets
Total increase (decrease) in net assets	(74,174,501)	(133,578,412)	56,815,677	74,068,079
Beginning of period	148,494,545	282,072,957	132,986,563	58,918,484

End of period	$74,320,044	$148,494,545	$189,802,240	$132,986,563

Undistributed net investment income, end of period	$292,674	$196,236	$71,265	$74,965

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
Decrease in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$6,507,240	$8,550,157
Net realized gain (loss)	3,058,627	(16,013,987)
Net change in unrealized appreciation/depreciation	(708,156)	(17,489,213)

Net increase (decrease) in net assets resulting from operations	8,857,711	(24,953,043)

Dividends to Shareholders From
Net investment income:
Institutional	(2,327,336)	(3,350,546)[1]
Service	(56,635)	(81,259)[1]
Investor A	(8,343,041)	(12,016,610)[1]
Investor B	(18,474)	(33,627)[1]
Investor B1	(43,678)	(121,056)[1]
Investor C	(677,707)	(840,675)[1]
Investor C1	(1,024,913)	(1,202,940)[1]
Class R	(328,034)	(469,700)[1]

Decrease in net assets resulting from dividends to shareholders	(12,819,818)	(18,116,413)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(75,303,821)	(201,287,229)

Net Assets
Total decrease in net assets	(79,265,928)	(244,356,685)
Beginning of period	953,118,245	1,197,474,930

End of period	$873,852,317	$953,118,245

Undistributed (distributions in excess of) net investment income, end of period	$(1,646,356)	$4,666,222

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	67

Statements of Cash Flows

Six Months Ended March 31, 2014 (Unaudited)	BlackRock Inflation Protected Bond Portfolio	BlackRock U.S. Government Bond Portfolio

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations:	$(14,356,172)	$8,857,711
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Increase in cash pledged as collateral for financial futures contracts	—	(474,000)
Decrease in cash pledged as collateral for financial futures contracts	1,585,000	—
Decrease in cash pledged as collateral for centrally cleared swaps	555,000	497,000
Increase in cash pledged as collateral for reverse repurchase agreements	(1,220,000)	—
Decrease in cash pledged as collateral for reverse repurchase agreements	—	1,087,000
Increase in cash pledged as collateral for OTC derivatives	—	(1,500,000)
Decrease in cash pledged as collateral for OTC derivatives	238,000	—
Increase in variation margin receivable on financial futures contracts	(695,230)	—
Decrease in variation margin receivable on financial futures contracts	—	126,182
Increase in variation margin receivable on centrally cleared swaps	—	(17,804)
Increase in dividends receivable - affiliated	(3,928)	(77)
Increase in interest receivable	(1,291,612)	—
Decrease in interest receivable	—	760,513
Decrease in principal paydown receivable	—	34,305
Increase in receivable from manager	—	(9,526)
Decrease in receivable from manager	314,348	—
Increase in swap premiums paid	(67,710)	(25,391)
Decrease in swap receivable	10,625	16,817
Increase in prepaid expenses	(2,679)	(11,096)
Decrease in other assets	5,699	664,267
Increase in cash received as collateral for reverse repurchase agreements	70,000	—
Decrease in cash received as collateral for OTC derivatives	(800,000)	(1,911,000)
Increase in variation margin payable on financial futures contracts	174,709	—
Decrease in variation margin payable on financial futures contracts	—	(50,759)
Decrease in variation margin payable on centrally cleared swaps	(150,968)	(307,482)
Decrease in investment advisory fees payable	(46,165)	(13,102)
Decrease in service and distribution fees payable	(104,101)	(15,229)
Increase in Officer’s and Trustee’s fees payable	4,519	2,638
Increase in other accrued expenses payable	203,205	—
Decrease in other accrued expenses payable	—	(6,163)
Decrease in other affiliates payable	(13,949)	(10,279)
Decrease in interest expense payable	—	(4,659)
Decrease in swap premiums received	—	(33,018)
Amortization of premium and accretion of discount on investments	13,226,391	2,204,302
Net realized gain (loss) on investments	10,463,570	210,626
Net unrealized gain (loss) on investments and foreign currency translations	(18,090,920)	2,153,466
Premiums received from options written	7,376,100	2,842,121
Premiums paid on closing option written	(2,177,437)	(1,869,303)
Purchases of long-term investments	(830,423,724)	(6,415,956,785)
Proceeds from sales of long-term investments	1,274,581,420	6,554,615,550
Net proceeds from sales of short-term securities	33,539,919	1,293,195

Cash provided by operating activities	472,903,910	153,150,020

Cash Used For Financing Activities
Net borrowing of reverse repurchase agreements	16,016,875	(66,479,610)
Proceeds from insurance of capital shares	434,038,690	59,229,377
Payments on redemption of capital share	(916,405,022)	(143,739,493)
Cash dividends paid to shareholders	(2,807,191)	(2,600,829)

Increase in bank overdraft	—	240,156
Decrease in bank overdraft	(1,054,093)	—

Cash used for financing activities	(470,210,741)	(153,350,399)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	28,443	(50,235)

Cash
Net decrease in cash and foreign currency	2,721,612	(250,614)
Cash and foreign currency at beginning of period	2,098	3,385,956

Cash and foreign currency at end of period	$2,723,710	$3,135,342

Cash Flow Information
Cash paid during the period for interest	$384,853	$128,864

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$60,067,871	$10,313,248

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock GNMA Portfolio

	BlackRock							Institutional
	Six Months							Six Months
	Ended							Ended
	March 31,	Year Ended September 30,						March 31,	Year Ended September 30,
	2014							2014
	(Unaudited)	2013	2012	2011	2010	2009		(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.69	$10.47	$10.44	$10.45	$10.28	$9.73		$9.73	$10.49	$10.47	$10.47	$10.31	$9.75

Net investment income[1]	0.08	0.15	0.23	0.29	0.28	0.31		0.08	0.12	0.23	0.28	0.29	0.37
Net realized and unrealized gain (loss)	0.04	(0.35)	0.33	0.40	0.41	0.66		0.03	(0.30)	0.32	0.42	0.39	0.60

Net increase (decrease) from investment operations	0.12	(0.20)	0.56	0.69	0.69	0.97		0.11	(0.18)	0.55	0.70	0.68	0.97

Dividends and distributions from:
Net investment income	(0.13)	(0.38)[2]	(0.41)[2]	(0.34)[2]	(0.33)[2]	(0.42	)2	(0.13)	(0.38)[2]	(0.41)[2]	(0.34)[2]	(0.33)[2]	(0.41)[2]
Net realized gain	—	(0.20)[2]	(0.12)[2]	(0.36)[2]	(0.19)[2]	—		—	(0.20)[2]	(0.12)[2]	(0.36)[2]	(0.19)[2]	—

Total dividends and distributions	(0.13)	(0.58)	(0.53)	(0.70)	(0.52)	(0.42)		(0.13)	(0.58)	(0.53)	(0.70)	(0.52)	(0.41)

Net asset value, end of period	$9.68	$9.69	$10.47	$10.44	$10.45	$10.28		$9.71	$9.73	$10.49	$10.47	$10.47	$10.31

Total Investment Return[3]
Based on net asset value	1.29%[4]	(1.97)%	5.59%	6.96%	6.95%	10.09%		1.17%[4]	(1.79)%	5.45%	7.02%	6.80%	10.17%

Ratios to Average Net Assets
Total expenses	0.89%[5]	0.81%	0.74%	0.78%	0.70%	0.81%		0.87%[5]	0.84%	0.82%	0.82%[6]	0.81%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly	0.53%[5]	0.55%	0.54%	0.52%	0.52%	0.51%		0.56%[5]	0.58%	0.57%	0.55%	0.55%	0.48%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%[5]	0.52%	0.52%	0.52%	0.52%	0.51%		0.55%[5]	0.55%	0.55%	0.55%	0.54%	0.48%

Net investment income	1.69%[5]	1.49%	2.18%	2.82%	2.85%	2.91%		1.69%[5]	1.24%	2.25%	2.71%	2.83%	3.63%

Supplemental Data
Net assets, end of period (000)	$3,515	$3,114	$13,349	$5,587	$781	$40,982		$388,181	$428,182	$622,556	$462,058	$557,610	$578,224

Portfolio turnover	672%[7]	1,405%[8]	741%[9]	743%[10]	847%[11]	1,435%[12]		672%[7]	1,405%[8]	741%[9]	743%[10]	847%[11]	1,435%[12]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 244%.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 480%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 247%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 719%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 213%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,400%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 571%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 265%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,470%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 611%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 573%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 3,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,912%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	69

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service						Investor A
	Six Months						Six Months
	Ended						Ended
	March 31,	Year Ended September 30,					March 31,	Year Ended September 30,
	2014						2014
	(Unaudited)	2013	2012	2011	2010	2009	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$10.48	$10.45	$10.46	$10.29	$9.73	$9.77	$10.54	$10.51	$10.51	$10.34	$9.78

Net investment income[1]	0.06	0.08	0.20	0.24	0.26	0.33	0.06	0.09	0.20	0.24	0.26	0.33
Net realized and unrealized gain (loss)	0.05	(0.31)	0.32	0.41	0.39	0.61	0.04	(0.32)	0.32	0.42	0.39	0.61

Net increase (decrease) from investment operations	0.11	(0.23)	0.52	0.65	0.65	0.94	0.10	(0.23)	0.52	0.66	0.65	0.94

Dividends and distributions from:
Net investment income	(0.12)	(0.34)[2]	(0.37)[2]	(0.30)[2]	(0.29)[2]	(0.38)[2]	(0.11)	(0.34)[2]	(0.37)[2]	(0.30)[2]	(0.29)[2]	(0.38)[2]
Net realized gain	—	(0.20)[2]	(0.12)[2]	(0.36)[2]	(0.19)[2]	—	—	(0.20)[2]	(0.12)[2]	(0.36)[2]	(0.19)[2]	—

Total dividends and distributions	(0.12)	(0.54)	(0.49)	(0.66)	(0.48)	(0.38)	(0.11)	(0.54)	(0.49)	(0.66)	(0.48)	(0.38)

Net asset value, end of period	$9.70	$9.71	$10.48	$10.45	$10.46	$10.29	$9.76	$9.77	$10.54	$10.51	$10.51	$10.34

Total Investment Return[3]
Based on net asset value	1.10%[4]	(2.23)%	5.19%	6.55%	6.53%	9.83%	1.07%[4]	(2.21)%	5.18%	6.62%	6.50%	9.74%

Ratios to Average Net Assets
Total expenses	1.20%[5]	1.17%[6]	1.11%[6]	1.15%[6]	1.10%[6]	1.07%	1.14%[5]	1.09%	1.06%	1.07%	1.06%	1.09%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%[5]	0.93%	0.92%	0.90%	0.91%	0.81%	0.96%[5]	0.93%	0.91%	0.91%	0.90%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%[5]	0.90%	0.90%	0.90%	0.90%	0.81%	0.95%[5]	0.90%	0.90%	0.91%	0.90%	0.85%

Net investment income	1.33%[5]	0.75%	1.88%	2.37%	2.50%	3.29%	1.33%[5]	0.85%	1.90%	2.36%	2.47%	3.22%

Supplemental Data
Net assets, end of period (000)	$48,619	$51,353	$79,211	$35,929	$43,281	$29,809	$203,234	$310,492	$457,537	$323,201	$370,680	$312,343

Portfolio turnover	672%[7]	1,405%[8]	741%[9]	743%[10]	847%[11]	1,435%[12]	672%[7]	1,405%[8]	741%[9]	743%[10]	847%[11]	1,435%[12]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 244%.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 480%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 247%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 719%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 213%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,400%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 571%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 265%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,470%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 611%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 573%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 3,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,912%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.73	$10.50	$10.47	$10.48	$10.31	$9.75	$9.72	$10.49	$10.46	$10.47	$10.30	$9.74

Net investment income[1]	0.02	0.01	0.12	0.16	0.17	0.25	0.03	0.01	0.12	0.17	0.18	0.26
Net realized and unrealized gain (loss)	0.04	(0.32)	0.32	0.41	0.40	0.61	0.04	(0.32)	0.32	0.40	0.39	0.60

Net increase (decrease) from investment operations	0.06	(0.31)	0.44	0.57	0.57	0.86	0.07	(0.31)	0.44	0.57	0.57	0.86

Dividends and distributions from:
Net investment income	(0.07)	(0.26)[2]	(0.29)[2]	(0.22)[2]	(0.21)[2]	(0.30)[2]	(0.08)	(0.26)[2]	(0.29)[2]	(0.22)[2]	(0.21)[2]	(0.30)[2]
Net realized gain	—	(0.20)[2]	(0.12)[2]	(0.36)[2]	(0.19)[2]	—	—	(0.20)[2]	(0.12)[2]	(0.36)[2]	(0.19)[2]	—

Total dividends and distributions	(0.07)	(0.46)	(0.41)	(0.58)	(0.40)	(0.30)	(0.08)	(0.46)	(0.41)	(0.58)	(0.40)	(0.30)

Net asset value, end of period	$9.72	$9.73	$10.50	$10.47	$10.48	$10.31	$9.71	$9.72	$10.49	$10.46	$10.47	$10.30

Total Investment Return[3]
Based on net asset value	0.64%[4]	(3.04)%	4.34%	5.70%	5.67%	8.91%	0.70%[4]	(2.99)%	4.39%	5.74%	5.74%	8.99%

Ratios to Average Net Assets
Total expenses	2.02%[5]	1.93%	1.88%	1.87%	1.87%	1.88%	1.90%[5]	1.86%	1.82%	1.82%	1.81%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly	1.83%[5]	1.78%	1.73%	1.71%	1.71%	1.64%	1.71%[5]	1.71%	1.67%	1.66%	1.65%	1.58%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.82%[5]	1.74%	1.71%	1.71%	1.71%	1.64%	1.70%[5]	1.68%	1.66%	1.66%	1.65%	1.57%

Net investment income	0.48%[5]	0.13%	1.12%	1.55%	1.66%	2.48%	0.58%[5]	0.10%	1.16%	1.60%	1.73%	2.52%

Supplemental Data
Net assets, end of period (000)	$1,712	$2,812	$5,778	$7,518	$11,961	$20,119	$136,145	$181,926	$311,721	$270,931	$358,606	$365,279

Portfolio turnover	672%[6]	1,405%[7]	741%[8]	743%[9]	847%[10]	1,435%[11]	672%[6]	1,405%[7]	741%[8]	743%[9]	847%[10]	1,435%[11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 244%.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 480%.

[8]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 247%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 719%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 213%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,400%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 571%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 265%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,470%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 611%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 573%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 3,580%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,912%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	71

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.02	$12.00	$11.27	$11.19	$10.46	$9.84

Net investment income[1]	0.02	0.24	0.19	0.43	0.23	0.35
Net realized and unrealized gain (loss)	(0.04)	(0.85)	0.80	0.44	0.74	0.39

Net increase (decrease) from investment operations	(0.02)	(0.61)	0.99	0.87	0.97	0.74

Dividends and distributions from:
Net investment income	(0.04)	(0.17)[2]	(0.21)[2]	(0.43)[2]	(0.21)[2]	(0.12)[2]
Net realized gain	(0.18)	(0.20)[2]	(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]

Total dividends and distributions	(0.22)	(0.37)	(0.26)	(0.79)	(0.24)	(0.12)

Net asset value, end of period	$10.78	$11.02	$12.00	$11.27	$11.19	$10.46

Total Investment Return[4]
Based on net asset value	(0.14)%[5]	(5.27)%	8.86%	8.21%	9.45%	7.58%

Ratios to Average Net Assets
Total expenses	0.52%[6]	0.48%	0.47%	0.50%	0.52%	0.59%

Total expenses after fees waived, reimbursed and paid indirectly	0.34%[6]	0.33%	0.32%	0.32%	0.32%	0.32%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%[6]	0.32%	0.32%	0.32%	0.32%	0.31%

Net investment income	0.43%[6]	2.09%	1.64%	3.94%	2.08%	3.43%

Supplemental Data
Net assets, end of period (000)	$370,125	$446,214	$455,027	$416,631	$339,249	$117,605

Portfolio turnover	22%	86%	120%	131%	213%	193%[7]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 176%.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.23	$12.23	$11.49	$11.40	$10.66	$10.04

Net investment income[1]	0.02	0.24	0.18	0.44	0.22	0.14
Net realized and unrealized gain (loss)	(0.05)	(0.87)	0.82	0.43	0.76	0.60

Net increase (decrease) from investment operations	(0.03)	(0.63)	1.00	0.87	0.98	0.74

Dividends and distributions from:
Net investment income	(0.04)	(0.17)[2]	(0.21)[2]	(0.42)[2]	(0.21)[2]	(0.12)[2]
Net realized gain	(0.18)	(0.20)[2]	(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)

Total dividends and distributions	(0.22)	(0.37)	(0.26)	(0.78)	(0.24)	(0.12)

Net asset value, end of period	$10.98	$11.23	$12.23	$11.49	$11.40	$10.66

Total Investment Return[4]
Based on net asset value	(0.25)%[5]	(5.35)%	8.76%	8.10%	9.30%	7.40%

Ratios to Average Net Assets
Total expenses	0.68%[6,7]	0.60%[6]	0.56%[6]	0.60%[6]	0.58%[6]	0.64%

Total expenses after fees waived, reimbursed and paid indirectly	0.46%[7]	0.44%	0.43%	0.43%	0.40%	0.39%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.44%[7]	0.44%	0.43%	0.43%	0.40%	0.38%

Net investment income	0.32%[7]	2.04%	1.49%	3.91%	2.00%	1.37%

Supplemental Data
Net assets, end of period (000)	$1,044,440	$1,190,917	$1,937,316	$1,362,286	$968,736	$380,280

Portfolio turnover	22%	86%	120%	131%	213%	193%[8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the period ended March 31, 2014 and the year ended September 30, 2010. Excluding the recoupment of past waived fees for the years ended September 30, 2013, September 30, 2012 and September 30, 2011, the ratio would have been 0.59%, 0.55% and 0.59%, respectively.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 176%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	73

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.18	$12.20	$11.49	$11.40	$10.67	$10.06

Net investment income (loss)[1]	(0.00)[2]	0.21	0.15	0.41	0.19	0.21
Net realized and unrealized gain (loss)	(0.05)	(0.88)	0.80	0.44	0.75	0.50

Net increase (decrease) from investment operations	(0.05)	(0.67)	0.95	0.85	0.94	0.71

Dividends and distributions from:
Net investment income	(0.03)	(0.15)[3]	(0.19)[3]	(0.40)[3]	(0.18)[3]	(0.10)[3]
Net realized gain	(0.18)	(0.20)[3]	(0.05)[3]	(0.36)[3]	(0.03)[3]	(0.00)[2,3]

Total dividends and distributions	(0.21)	(0.35)	(0.24)	(0.76)	(0.21)	(0.10)

Net asset value, end of period	$10.92	$11.18	$12.20	$11.49	$11.40	$10.67

Total Investment Return[4]
Based on net asset value	(0.39)%[5]	(5.64)%	8.38%	7.84%	8.98%	7.16%

Ratios to Average Net Assets
Total expenses	0.94%[6,7]	0.89%[6]	0.86%	0.85%[6]	0.86%[6]	0.91%

Total expenses after fees waived, reimbursed and paid indirectly	0.77%[7]	0.75%	0.73%	0.70%	0.69%	0.67%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.75%[7]	0.75%	0.73%	0.70%	0.68%	0.66%

Net investment income (loss)	(0.04)%[7]	1.76%	1.23%	3.61%	1.72%	2.04%

Supplemental Data
Net assets, end of period (000)	$55,260	$58,842	$88,555	$84,824	$79,862	$50,524

Portfolio turnover	22%	86%	120%	131%	213%	193%[8]

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the period ended March 31, 2014 and the years ended September 30, 2011 and September 30, 2010. Excluding the recoupment of past waived fees for the year ended September 30, 2013, the ratio would have been 0.88%.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 176%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.07	$12.09	$11.39	$11.30	$10.57	$9.97

Net investment income (loss)[1]	(0.00)[2]	0.21	0.13	0.39	0.18	0.17
Net realized and unrealized gain (loss)	(0.04)	(0.88)	0.81	0.45	0.76	0.53

Net increase (decrease) from investment operations	(0.04)	(0.67)	0.94	0.84	0.94	0.70

Dividends and distributions from:
Net investment income	(0.03)	(0.15)[3]	(0.19)[3]	(0.39)[3]	(0.18)[3]	(0.10)[3]
Net realized gain	(0.18)	(0.20)[3]	(0.05)[3]	(0.36)[3]	(0.03)[3]	(0.00)[2,3]

Total dividends and distributions	(0.21)	(0.35)	(0.24)	(0.75)	(0.21)	(0.10)

Net asset value, end of period	$10.82	$11.07	$12.09	$11.39	$11.30	$10.57

Total Investment Return[4]
Based on net asset value	(0.31)%[5]	(5.70)%	8.33%	7.83%	9.03%	7.11%

Ratios to Average Net Assets
Total expenses	1.11%[6]	0.99%	0.95%	0.98%	0.95%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly	0.78%[6]	0.76%	0.76%	0.76%	0.74%	0.70%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.76%[6]	0.76%	0.76%	0.76%	0.74%	0.69%

Net investment income (loss)	(0.03)%[6]	1.78%	1.12%	3.50%	1.69%	1.70%

Supplemental Data
Net assets, end of period (000)	$1,186,546	$1,344,080	$2,089,999	$1,542,505	$1,427,762	$775,914

Portfolio turnover	22%	86%	120%	131%	213%	193%[7]

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 176%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	75

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.87	$11.93	$11.29	$11.22	$10.52	$9.99	$10.95	$12.01	$11.36	$11.29	$10.58	$10.04

Net investment income (loss)[1]	(0.05)	0.11	0.05	0.29	0.11	(0.20)	(0.04)	0.12	0.06	0.31	0.11	(0.02)
Net realized and unrealized gain (loss)	(0.05)	(0.85)	0.79	0.45	0.74	0.81	(0.04)	(0.86)	0.80	0.44	0.76	0.64

Net increase (decrease) from investment operations	(0.10)	(0.74)	0.84	0.74	0.85	0.61	(0.08)	(0.74)	0.86	0.75	0.87	0.62

Dividends and distributions from:
Net investment income	(0.01)	(0.12)[2]	(0.15)[2]	(0.31)[2]	(0.12)[2]	(0.08)[2]	(0.02)	(0.12)[2]	(0.16)[2]	(0.32)[2]	(0.13)[2]	(0.08)[2]
Net realized gain	(0.18)	(0.20)[2]	(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]	(0.18)	(0.20)[2]	(0.05)[2]	(0.36)[2]	(0.03)[2]	(0.00)[2,3]

Total dividends and distributions	(0.19)	(0.32)	(0.20)	(0.67)	(0.15)	(0.08)	(0.20)	(0.32)	(0.21)	(0.68)	(0.16)	(0.08)

Net asset value, end of period	$10.58	$10.87	$11.93	$11.29	$11.22	$10.52	$10.67	$10.95	$12.01	$11.36	$11.29	$10.58

Total Investment Return[4]
Based on net asset value	(0.84)%[5]	(6.38)%	7.55%	6.98%	8.20%	6.08%	(0.72)%[5]	(6.31)%	7.62%	7.00%	8.29%	6.16%

Ratios to Average Net Assets
Total expenses	1.79%[6,7]	1.66%	1.63%	1.66%	1.67%	1.74%	1.68%[7]	1.59%	1.57%	1.60%	1.61%	1.70%

Total expenses after fees waived, reimbursed and paid indirectly	1.63%[7]	1.54%	1.51%	1.51%	1.50%	1.45%	1.54%[7]	1.47%	1.45%	1.45%	1.44%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.61%[7]	1.53%	1.51%	1.51%	1.50%	1.44%	1.51%[7]	1.47%	1.44%	1.45%	1.44%	1.44%

Net investment income (loss)	(0.96)%[7]	0.99%	0.45%	2.66%	0.99%	(2.00)%	(0.78)%[7]	1.06%	0.50%	2.80%	0.98%	(0.15)%

Supplemental Data
Net assets, end of period (000)	$1,758	$3,389	$7,301	$8,815	$11,416	$12,605	$349,916	$464,790	$788,158	$712,070	$668,608	$381,278

Portfolio turnover	22%	86%	120%	131%	213%	193%[8]	22%	86%	120%	131%	213%	193%[8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 176%.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock Investment Grade Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$12.21	$11.68	$11.45	$10.54$	9.06	$10.12	$12.18	$11.66	$11.43	$10.54	$9.05

Net investment income[1]	0.19	0.40	0.45	0.49	0.51	0.50	0.17	0.38	0.43	0.48	0.48	0.49
Net realized and unrealized gain (loss)	0.30	(1.11)	1.05	0.71	0.96	1.50	0.31	(1.09)	1.04	0.71	0.96	1.51

Net increase (decrease) from investment operations	0.49	(0.71)	1.50	1.20	1.47	2.00	0.48	(0.71)	1.47	1.19	1.44	2.00

Dividends and distributions from:
Net investment income	(0.18)	(0.39)[2]	(0.44)[2]	(0.48)[2]	(0.52)[2]	(0.50)[2]	(0.17)	(0.38)[2]	(0.42)[2]	(0.47)[2]	(0.51)[2]	(0.49)[2]
Net realized gain	(0.72)	(0.97)[2]	(0.53)[2]	(0.49)[2]	(0.04)[2]	(0.02)[2]	(0.72)	(0.97)[2]	(0.53)[2]	(0.49)[2]	(0.04)[2]	(0.02)[2]

Total dividends and distributions	(0.90)	(1.36)	(0.97)	(0.97)	(0.56)	(0.52)	(0.89)	(1.35)	(0.95)	(0.96)	(0.55)	(0.51)

Net asset value, end of period	$9.73	$10.14	$12.21	$11.68	$11.45	$10.54	$9.71	$10.12	$12.18	$11.66	$11.43	$10.54

Total Investment Return[3]
Based on net asset value	5.05%[4]	(6.56)%	13.61%	11.96%	14.53%	22.65%	5.00%[4]	(6.59)%	13.43%	11.86%	14.24%	22.75%

Ratios to Average Net Assets
Total expenses	0.85%[5]	0.70%	0.69%	0.70%	0.68%	0.71%	0.89%[5]	0.86%[6]	0.83%	0.84%	0.70%	0.72%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.47%[5]	0.45%	0.45%	0.45%	0.45%	0.42%	0.56%[5]	0.55%	0.55%	0.55%	0.49%	0.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[5]	0.45%	0.45%	0.45%	0.45%	0.41%	0.55%[5]	0.55%	0.55%	0.55%	0.49%	0.45%

Net investment income	3.79%[5]	3.60%	3.83%	4.59%	4.86%	5.16%	3.57%[5]	3.48%	3.71%	4.51%	4.62%	5.15%

Supplemental Data
Net assets, end of period (000)	$61,691	$66,535	$195,167	$227,009	$273,303	$220,731	$4,781	$63,569	$61,711	$51,253	$2,329	$20,135

Portfolio turnover	40%	119%[7]	86%[8]	104%[9]	137%[10]	166%[11]	40%	119%[7]	86%[8]	104%[9]	137%[10]	166%[11]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 84%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	77

Financial Highlights (concluded)	BlackRock Investment Grade Bond Portfolio

	Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$12.20	$11.68	$11.45	$10.54	$9.02

Net investment income[1]	0.17	0.35	0.39	0.44	0.47	0.47
Net realized and unrealized gain (loss)	0.28	(1.10)	1.05	0.71	0.95	1.54

Net increase (decrease) from investment operations	0.45	(0.75)	1.44	1.15	1.42	2.01

Dividends and distributions from:
Net investment income	(0.16)	(0.34)[2]	(0.39)[2]	(0.43)[2]	(0.47)[2]	(0.47)[2]
Net realized gain	(0.72)	(0.97)[2]	(0.53)[2]	(0.49)[2]	(0.04)[2]	(0.02)[2]

Total dividends and distributions	(0.88)	(1.31)	(0.92)	(0.92)	(0.51)	(0.49)

Net asset value, end of period	$9.71	$10.14	$12.20	$11.68	$11.45	$10.54

Total Investment Return[3]
Based on net asset value	4.62%[4]	(6.89)%	13.07%	11.47%	14.05%	22.81%

Ratios to Average Net Assets
Total expenses	1.25%[5,6]	1.16%[5]	1.07%[5]	1.12%[5]	1.09%	1.02%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[6]	0.89%	0.85%	0.90%	0.88%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.90%[6]	0.89%	0.85%	0.90%	0.87%	0.74%

Net investment income	3.35%[6]	3.14%	3.33%	4.16%	4.42%	4.64%

Supplemental Data
Net assets, end of period (000)	$7,848	$18,391	$25,195	$14,626	$14,043	$13,218

Portfolio turnover	40%	119%[7]	86%[8]	104%[9]	137%[10]	166	%[1][1]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2009. Excluding the recoupment of past waived fees for the period ended March 31, 2014 and the years ended September 30, 2013 and September 30, 2011, the ratio would have been 1.23%, 1.15% and 1.11%, respectively.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 84%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock Secured Credit Portfolio

	Institutional					Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,			Period February 26, 2010[1] to September 30, 2010	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,			Period February 26, 2010[1] to September 30, 2010
		2013	2012	2011			2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.54	$10.20	$10.56	$10.00	$10.30	$10.53	$10.20	$10.55	$10.00

Net investment income[2]	0.22	0.48	0.38	0.43	0.16	0.21	0.43	0.35	0.40	0.17
Net realized and unrealized gain (loss)	0.15	0.11 [3]	0.48 [3]	(0.25)	0.53	0.15	0.15 [3]	0.48 [3]	(0.24)	0.49

Net increase from investment operations	0.37	0.59	0.86	0.18	0.69	0.36	0.58	0.83	0.16	0.66

Dividends and distributions from:
Net investment income	(0.22)	(0.47)[4]	(0.34)[4]	(0.39)[4]	(0.13)[4]	(0.21)	(0.45)[4]	(0.32)[4]	(0.36)[4]	(0.11)[4]
Net realized gain	(0.03)	(0.36)[4]	(0.18)[4]	(0.15)[4]	—	(0.03)	(0.36)[4]	(0.18)[4]	(0.15)[4]	—

Total dividends and distributions	(0.25)	(0.83)	(0.52)	(0.54)	(0.13)	(0.24)	(0.81)	(0.50)	(0.51)	(0.11)

Net asset value, end of period	$10.42	$10.30	$10.54	$10.20	$10.56	$10.42	$10.30	$10.53	$10.20	$10.55

Total Investment Return[5]
Based on net asset value	3.67%[6]	5.81%	8.74%	1.75%	6.91%[6]	3.54%[6]	5.63%	8.37%	1.59%	6.64%[6]

Ratios to Average Net Assets
Total expenses	0.88%[7]	1.05%	1.47%	1.13%	1.08%[7,8]	1.11%[7]	1.16%[9]	1.76%	1.46%	1.41%[7,8]

Total expenses after fees waived, reimbursed and paid indirectly	0.70%[7]	0.70%	0.85%	0.86%	0.70%[7]	0.95%[7]	0.95%	1.10%	1.11%	0.94%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%[7]	0.70%	0.70%	0.70%	0.70%[7]	0.95%[7]	0.95%	0.95%	0.95%	0.94%[7]

Net investment income	4.21%[7]	4.57%	3.69%	4.13%	2.63%[7]	3.95%[7]	4.13%	3.42%	3.88%	2.72%[7]

Supplemental Data
Net assets, end of period (000)	$38,456	$25,225	$21,879	$58,353	$78,510	$132,973	$90,484	$22,199	$17,579	$17,908

Portfolio turnover	52%	156%	507%[10]	589%[11]	349%[12]	52%	156%	507%[10]	589%[11]	349%[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 1.13% and 1.48% respectively.

[9]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2013, the ratio would have been 1.15%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 316%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,086%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 748%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 373%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,235%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 895%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 236%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 511%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 360%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	79

Financial Highlights (concluded)	BlackRock Secured Credit Portfolio

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,			Period February 26, 2010[1] to September 30, 2010
		2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.54	$10.20	$10.56	$10.00

Net investment income[2]	0.17	0.37	0.27	0.32	0.12
Net realized and unrealized gain (loss)	0.15	0.12 [3]	0.49 [3]	(0.25)	0.51

Net increase from investment operations	0.32	0.49	0.76	0.07	0.63

Dividends and distributions from:[4]
Net investment income	(0.17)	(0.37)[4]	(0.24)[4]	(0.28)[4]	(0.07)[4]
Net realized gain	(0.03)	(0.36)[4]	(0.18)[4]	(0.15)[4]	—

Total dividends and distributions	(0.20)	(0.73)	(0.42)	(0.43)	(0.07)

Net asset value, end of period	$10.42	$10.30	$10.54	$10.20	$10.56

Total Investment Return[5]
Based on net asset value	3.16%[6]	4.75%	7.67%	0.73%	6.29%[6]

Ratios to Average Net Assets
Total expenses	1.90%[7]	2.03%[8]	2.51%	2.21%	2.14%[7,9]

Total expenses after fees waived, reimbursed and paid indirectly	1.70%[7]	1.70%	1.85%	1.86%	1.68%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%[7]	1.70%	1.70%	1.70%	1.68%[7]

Net investment income	3.27%[7]	3.55%	2.65%	3.11%	1.97%[7]

Supplemental Data
Net assets, end of period (000)	$18,374	$17,277	$14,841	$14,567	$16,148

Portfolio turnover	52%	156%	507%[10]	589%[11]	349%[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[9]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.21%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 316%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,086%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 748%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 373%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,235%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 895%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 236%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 511%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 360%.

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Six Months Ended March 31, 2014 (Unaudited)
		Year Ended September 30,
		2013	2012	2011		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.52	$10.94	$10.94	$10.99		$10.61	$10.33

Net investment income[1]	0.09	0.12	0.17	0.26		0.33	0.34
Net realized and unrealized gain (loss)	0.04	(0.32)	0.19	0.18		0.51	0.39

Net increase (decrease) from investment operations.	0.13	(0.20)	0.36	0.44		0.84	0.73

Dividends and distributions from:
Net investment income	(0.17)	(0.22)[2]	(0.19)[2]	(0.29)[2]		(0.39)[2]	(0.39)[2]
Net realized gain	—	—	(0.17)[2]	(0.20)[2]		(0.07)[2]	(0.06)[2]

Total dividends and distributions	(0.17)	(0.22)	(0.36)	(0.49)		(0.46)	(0.45)

Net asset value, end of period	$10.48	$10.52	$10.94	$10.94		$10.99	$10.61

Total Investment Return[3]
Based on net asset value	1.23%[4]	(1.84)%	3.51%	4.09%		8.19%	7.15%

Ratios to Average Net Assets
Total expenses	0.90%[5]	0.84%	0.83%	0.90%[6]		0.91%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly	0.65%[5]	0.64%	0.62%	0.62%		0.67%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%[5]	0.62%	0.62%	0.62%		0.62%	0.60%

Net investment income	1.81%[5]	1.14%	1.54%	2.47%		3.15%	3.30%

Supplemental Data
Net assets, end of period (000)	$144,004	$150,202	$171,180	$178,609		$182,794	$180,032

Portfolio turnover	564%[7]	1,532%[8]	790%[9]	794	%[1][0]	974%[11]	646%[12]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 370%.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 384%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,739%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,354%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 496%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 866%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 698%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	81

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service							Investor A
	Six Months Ended March 31, 2014 (Unaudited)							Six Months Ended March 31, 2014 (Unaudited)

		Year Ended September 30,							Year Ended September 30,
		2013	2012	2011		2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.51	$10.93	$10.93	$10.98		$10.61	$10.32	$10.54	$10.97	$10.96	$11.01	$10.64	$10.35

Net investment income[1]	0.08	0.10	0.14	0.23		0.31	0.31	0.08	0.10	0.13	0.22	0.29	0.30
Net realized and unrealized gain (loss)	0.04	(0.32)	0.20	0.18		0.49	0.40	0.03	(0.34)	0.21	0.18	0.50	0.39

Net increase (decrease) from investment operations	0.12	(0.22)	0.34	0.41		0.80	0.71	0.11	(0.24)	0.34	0.40	0.79	0.69

Dividends and distributions from:
Net investment income	(0.16)	(0.20)[2]	(0.17)[2]	(0.26	)2	(0.36)[2]	(0.36)[2]	(0.15)	(0.19)[2]	(0.16)[2]	(0.25)[2]	(0.35)[2]	(0.34)[2]
Net realized gain	—	—	(0.17)[2]	(0.20	)2	(0.07)[2]	(0.06)[2]	—	—	(0.17)[2]	(0.20)[2]	(0.07)[2]	(0.06)[2]

Total dividends and distributions	(0.16)	(0.20)	(0.34)	(0.46)		(0.43)	(0.42)	(0.15)	(0.19)	(0.33)	(0.45)	(0.42)	(0.40)

Net asset value, end of period	$10.47	$10.51	$10.93	$10.93		$10.98	$10.61	$10.50	$10.54	$10.97	$10.96	$11.01	$10.64

Total Investment Return[3]
Based on net asset value	1.14%[4]	(2.03)%	3.22%	3.91%		7.77%	6.94%	1.09%[4]	(2.20)%	3.15%	3.79%	7.64%	6.80%

Ratios to Average Net Assets
Total expenses	1.13%[5]	1.12%	1.07%[6]	1.16%[6]		1.18%	1.00%	1.13%[5]	1.07%	1.05%	1.08%	1.12%[7]	1.07%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.84%[5]	0.83%	0.81%	0.89%		0.97%	0.91%	0.93%[5]	0.92%	0.96%	0.96%	1.06%	1.02%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%[5]	0.81%	0.81%	0.89%		0.92%	0.90%	0.90%[5]	0.90%	0.96%	0.95%	1.02%	1.01%

Net investment income	1.62%[5]	0.96%	1.34%	2.13%		2.88%	2.96%	1.53%[5]	0.89%	1.20%	1.99%	2.74%	2.84%

Supplemental Data
Net assets, end of period (000)	$3,818	$3,777	$5,021	$7,369		$4,030	$3,14 [1]	$551,080	$602,786	$742,413	$767,193	$267,436	$267,495

Portfolio turnover	564%[8]	1,532%[9]	790%[10]	794%[11]		974%[12]	646%[13]	564%[8]	1,532%[9]	790%[10]	794%[11]	974%[12]	646%[13]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the year ended September 30, 2012. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.15%.

[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the year ended September 30, 2010. Excluding the recoupment of past waived fees for the year ended September 30, 2009, the ratio would have been 1.06%.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 370%.

[9]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[1][0]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 384%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,739%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,354%.

[13]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 496%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 866%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 698%.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B							Investor B1
	Six Months Ended March 31, 2014 (Unaudited)							Six Months Ended March 31, 2014 (Unaudited)			Period July 18, 2011[1] to September 30, 2011

		Year Ended September 30,							Year Ended September 30,
		2013	2012	2011	2010		2009		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.51	$10.93	$10.93	$10.98	$10.61		$10.33	$10.51	$10.93	$10.93	$10.64

Net investment income[2]	0.04	0.02	0.03	0.13	0.19		0.22	0.05	0.06	0.08	0.03
Net realized and unrealized gain (loss)	0.02	(0.34)	0.20	0.17	0.52		0.38	0.02	(0.35)	0.20	0.29

Net increase (decrease) from investment operations	0.06	(0.32)	0.23	0.30	0.71		0.60	0.07	(0.29)	0.28	0.32

Dividends and distributions from:
Net investment income	(0.11)	(0.10)[3]	(0.06)[3]	(0.15)[3]	(0.27)[3]		(0.26)[3]	(0.12)	(0.13)[3]	(0.11)[3]	(0.03)[3]
Net realized gain	—	—	(0.17)[3]	(0.20)[3]	(0.07)[3]		(0.06)[3]	—	—	(0.17)[3]	—

Total dividends and distributions	(0.11)	(0.10)	(0.23)	(0.35)	(0.34)		(0.32)	(0.12)	(0.13)	(0.28)	(0.03)

Net asset value, end of period	$10.46	$10.51	$10.93	$10.93	$10.98		$10.61	$10.46	$10.51	$10.93	$10.93

Total Investment Return[4]
Based on net asset value	0.56%[5]	(2.95)%	2.19%	2.88%	6.81%		5.89%	0.72%[5]	(2.66)%	2.69%	2.98%[5]

Ratios to Average Net Assets
Total expenses	2.36%[6]	2.13%[7]	1.96%[7]	2.01%[7]	2.00%[7]		1.89%[7]	2.31%[6]	1.97%[8]	1.78%[8]	1.69%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.79%[6]	1.78%	1.85%	1.88%	1.93%		1.83%	1.48%[6]	1.47%	1.45%	1.45%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.76%[6]	1.76%	1.85%	1.88%	1.88%		1.82%	1.45%[6]	1.45%	1.45%	1.45%[6]

Net investment income	0.67%[6]	0.16%	0.31%	1.21%	1.80%		2.10%	0.97%[6]	0.53%	0.70%	1.19%[6]

Supplemental Data
Net assets, end of period (000)	$1,426	$2,210	$5,388	$10,306	$9,864		$18,660	$3,043	$4,632	$17,793	$48,148

Portfolio turnover	564%[9]	1,532%[10]	790%[11]	794%[12]	974	%[1][3]	646%[14]	564%[9]	1,532%[10]	790%[11]	794%[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013, September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, the ratio would have been 2.12%, 1.94%, 1.93%, 1.96% and 1.87%, respectively.

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.96% and 1.76%, respectively.

[9]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 370%.

[10]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

[13]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 384%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,739%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,354%.

[14]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 496%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 866%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 698%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	83

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)

		Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.95	$10.95	$11.00	$10.62	$10.33

Net investment income[1]	0.04	0.01	0.04	0.13	0.21	0.22
Net realized and unrealized gain (loss)	0.03	(0.33)	0.20	0.18	0.51	0.40

Net increase (decrease) from investment operations	0.07	(0.32)	0.24	0.31	0.72	0.62

Dividends and distributions from:
Net investment income	(0.11)	(0.10)[2]	(0.07)[2]	(0.16)[2]	(0.27)[2]	(0.27)[2]
Net realized gain	—	—	(0.17)[2]	(0.20)[2]	(0.07)[2]	(0.06)[2]

Total dividends and distributions	(0.11)	(0.10)	(0.24)	(0.36)	(0.34)	(0.33)

Net asset value, end of period	$10.49	$10.53	$10.95	$10.95	$11.00	$10.62

Total Investment Return[3]
Based on net asset value	0.68%[4]	(2.91)%	2.23%	2.88%	6.90%	6.03%

Ratios to Average Net Assets
Total expenses	1.97%[5]	1.89%[6]	1.87%[6]	1.89%[6]	1.92%[6]	1.82%

Total expenses after fees waived, reimbursed and paid indirectly	1.75%[5]	1.74%	1.78%	1.76%	1.87%	1.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%[5]	1.72%	1.78%	1.76%	1.82%	1.75%

Net investment income	0.71%[5]	0.09%	0.38%	1.25%	1.96%	2.12%

Supplemental Data
Net assets, end of period (000)	$59,708	$69,749	$101,144	$110,260	$58,567	$58,247

Portfolio turnover	564%[7]	1,532%[8]	790%[9]	794%[10]	974%[11]	646%[12]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2013, September 30, 2012 and September 30, 2011. Excluding the recoupment of past waived fees for the year ended September 30, 2010, the ratio would have been 1.90%.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 370%.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 384%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,739%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,354%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 496%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 866%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 698%.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Investor C1				Class R
	Six Months Ended March 31, 2014 (Unaudited)				Six Months Ended March 31, 2014 (Unaudited)
				Period July 18, 2011[1] to September 30, 2011				Period July 18, 2011[1] to September 30, 2011
		Year Ended September 30,				Year Ended September 30,
		2013	2012			2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.53	$10.95	$10.95	$10.66	$10.54	$10.96	$10.97	$10.67

Net investment income[2]	0.05	0.03	0.07	0.02	0.06	0.06	0.10	0.03
Net realized and unrealized gain (loss)	0.02	(0.33)	0.20	0.30	0.04	(0.32)	0.19	0.31

Net increase (decrease) from investment operations	0.07	(0.30)	0.27	0.32	0.10	(0.26)	0.29	0.34

Dividends and distributions from:
Net investment income	(0.12)	(0.12)[3]	(0.10)[3]	(0.03)[3]	(0.14)	(0.16)[3]	(0.13)[3]	(0.04)[3]
Net realized gain	—	—	(0.17)[3]	—	—	—	(0.17)[3]	—

Total dividends and distributions	(0.12)	(0.12)	(0.27)	(0.03)	(0.14)	(0.16)	(0.30)	(0.04)

Net asset value, end of period	$10.48	$10.53	$10.95	$10.95	$10.50	$10.54	$10.96	$10.97

Total Investment Return[4]
Based on net asset value	0.68%[5]	(2.73)%	2.49%	2.96%[5]	0.93%[5]	(2.41)%	2.74%	3.12%[5]

Ratios to Average Net Assets
Total expenses	1.80%[6]	1.75%[7]	1.77%[7]	1.75%[6]	1.46%[6]	1.42%[8]	1.41%[8]	1.51%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.56%[6]	1.55%	1.53%	1.53%[6]	1.24%[6]	1.23%	1.21%	1.21%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%[6]	1.53%	1.53%	1.53%[6]	1.21%[6]	1.21%	1.21%	1.21%[6]

Net investment income	0.90%[6]	0.26%	0.63%	1.09%[6]	1.21%[6]	0.58%	0.95%	1.41%[6]

Supplemental Data
Net assets, end of period (000)	$86,536	$93,384	$118,369	$130,322	$24,236	$26,378	$36,167	$40,523

Portfolio turnover	564%[9]	1,532%[10]	790%[11]	794%[12]	564%[9]	1,532%[10]	790%[11]	794%[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the year ended September 30, 2013. Excluding the recoupment of past waived fees for the year ended September 30, 2012, the ratio would have been 1.76%.

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.41% and 1.38%, respectively.

[9]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 370%.

[10]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 926%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 474%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,934%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,240%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 537%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 2,548%. Including TBA Sale Commitments and excluding mortgage dollar rolls, portfolio turnover was 1,942%.

See Notes to Financial Statements.

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Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Investment Grade Bond Portfolio (“Investment Grade Bond”), BlackRock Secured Credit Portfolio (“Secured Credit”), and BlackRock U.S. Government Bond Portfolio (“U.S. Government Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Inflation Protected Bond, is diversified. Each Fund offers multiple classes of shares. BlackRock, Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CSDC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. Investor B, B1 and C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long position) or ask (short position) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no

86	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: Investment Grade Bond transferred securities and cash to shareholders in connection with a redemption-in-kind transactions. For purposes of U.S. GAAP, these transactions were treated as a

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Notes to Financial Statements (continued)

sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the year ended September 30, 2013, Investment Grade Bond had a redemption-in-kind in the amount of $56,930,302. For tax purposes, no gains or losses were recognized.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns, with the exception of Secured Credit, remains open for each of the four years ended September 30, 2013. Secured Credit’s U.S. federal tax returns remain open for the period ended September 30, 2010, and the three years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an

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Notes to Financial Statements (continued)

inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple

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Notes to Financial Statements (continued)

series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of March 31, 2014, Secured Credit had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interests	Value of Underlying Floating Rate Loan Interests	Unrealized Appreciation (Depreciation)
Allied Security Holdings LLC	$239,422	$237,887	$(1,535)
American Energy - Utica LLC	$163,370	$174,075	$10,705
Power Buyer LLC	$18,367	$18,440	$73
W.R. Grace & Co.	$131,742	$131,195	$(547)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated

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maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (“MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of March 31, 2014:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Received[1]	Cash Collateral Pledged[1]	Net Amount[2]
Inflation Protected Bond
Counterparty
BNP Paribas Securities Corp.	$454,361,188	$(454,361,188)	—	—	—
Citigroup Global Markets, Inc.	12,165,000	(13,385,000)	—	$1,220,000	—
Deutsche Bank Securities, Inc.	20,063,837	(20,063,837)	—	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	168,561,005	(168,561,005)	—	—	—
Morgan Stanley & Co. LLC	37,679,805	(37,609,805)	$(70,000)	—	—
Total	$692,830,835	$(693,980,835)	$(70,000)	$1,220,000	—

Investment Grade Bond
Counterparty
BNP Paribas Securities Corp.	$3,159,178	$(3,159,178)	—	—	—
Deutsche Bank Securities, Inc.	1,002,132	(1,002,132)	—	—	—
Total	$4,161,310	$(4,161,310)	—	—	—

Secured Credit
Counterparty
Deutsche Bank Securities, Inc.	$307,000	$(307,000)	—	—	—

U.S. Government Bond
Counterparty
BNP Paribas Securities Corp.	$6,876,409	$(6,876,409)	—	—	—
Credit Suisse Securities (USA) LLC	8,810,548	(8,810,548)	—	—	—
Deutsche Bank Securities, Inc.	83,586,093	(83,586,093)	—	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	111,800,997	(111,800,997)	—	—	—
Total	$211,074,047	$(211,074,047)	—	—	—

[1]

Collateral with a value of $695,040,728 for Inflation Protected Bond, $4,455,615 for Investment Grade Bond, $373,364 for Secured Credit, and $211,822,542 for U.S. Government Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

BLACKROCK FUNDS II	MARCH 31, 2014	91

Notes to Financial Statements (continued)

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile.

The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and

92	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

BLACKROCK FUNDS II	MARCH 31, 2014	93

Notes to Financial Statements (continued)

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate and inflation rate caps and floors — Inflation Protected Bond enters into interest rate and inflation rates caps and floors to gain or reduce exposure to interest rates and/or inflation rates by economically hedging the value of the fixed rate bond which may decrease when interest rates (interest rate risk) and inflation rates (inflation rates) rise. Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates or inflation indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the cap was entered into. The maximum potential amount of future payments that a Fund would be required to make under an interest rate or inflation rate floor would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index’s current value and the value at the time the floor was entered into.

94	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of March 31, 2014
	Derivative Assets
		GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location			Value
	Net unrealized appreciation/depreciation[1];
	Unrealized appreciation on OTC swaps; Swap premiums paid;
Interest rate contracts	Investments at value — unaffiliated[2]	$1,407,659	$13,055,250	$837,086	$36,635	$4,035,149
	Net unrealized appreciation/depreciation[1];
	Unrealized appreciation on forward foreign currency exchange contracts;
Foreign currency exchange contracts	Investments at value — unaffiliated[2]	—	2,771,310	—	—	176,531
	Unrealized appreciation on OTC swaps;
Credit contracts	Swap premiums paid	—	—	259,501	54,383	—
	Unrealized appreciation on OTC; Swap
Other contracts	premiums paid	—	4,775,952	—	—	—
Total		$1,407,659	$20,602,512	$1,096,587	$91,018	$4,211,680

	Derivative Liabilities
		GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
	Statements of Assets and Liabilities Location			Value
	Net unrealized appreciation/ depreciation[1]
	Unrealized depreciation on OTC swaps; Swap premiums received;
Interest rate contracts	Options written at value	$2,512,955	$10,240,956	$564,666	—	$4,236,677
	Unrealized depreciation on forward
	foreign currency exchange contracts;
Foreign currency exchange contracts	Options written at value	—	2,936,532	3,175	$8,547	146,550
	Unrealized depreciation on OTC swaps;
Credit contracts	Swap premiums received	—	—	573,131	37,473	—
	Unrealized depreciation on OTC swaps;
Other contracts	Swap premiums received	—	1,497,370	—	—	—
Total		$2,512,955	$14,674,858	$1,140,972	$46,020	$4,383,227

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS II	MARCH 31, 2014	95

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2014
	Net Realized Gain (Loss) From
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(26,852)	$(4,972,558)	$11,973	$(106,081)	$838,145
Swaps	7,081,971	(7,411,020)	(82,984)	—	2,533,040
Options[1]	843,951	2,327,406	(133,313)	—	320,351
Foreign currency exchange contracts:
Foreign currency transactions	—	(6,370,296)	(877)	(36,595)	(170,032)
Options[1]	—	638,774	—	—	44,029
Credit contracts:
Swaps	—	—	(21,258)	17,883	16,317
Equity contracts:
Options[1]	—	—	(33,950)	—	—
Other contracts:
Swaps	—	(66,850)	—	—	—

Total	$7,899,070	$(15,854,544)	$(260,409)	$(124,793)	$3,581,850

	Net Change in Unrealized Appreciation/Depreciation on
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$896,294	$(5,068,894)	$298,380	$36,635	$1,395,075
Swaps	(9,539,826)	3,044,556	(48,106)	—	(4,181,832)
Options[1]	787,629	1,019,508	100,191	—	387,843
Foreign currency exchange contracts:
Foreign currency translations	—	872,948	3,835	21,227	223,465
Options[1]	—	251,789	—	—	9,718
Credit contracts:
Swaps	—	—	(112,880)	46,430	—
Equity contracts:
Options[1]	—	—	(62,250)	—	—
Other contracts:
Swaps	—	(635,392)	—	—	—

Total	$(7,855,903)	$(515,485)	$179,170	$104,292	$(2,165,731)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

96	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Financial futures contracts:
Average number of contracts purchased	259	6,670	116	—	541
Average number of contracts sold	355	4,522	76	30	1,218
Average notional value of contracts purchased	$43,718,399	$1,191,078,004	$19,194,727	—	$77,635,075
Average notional value of contracts sold	$53,427,082	$934,822,409	$9,351,211	$3,705,000	$194,792,644
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	—	14	2	3	7
Average number of contracts - USD sold	—	9	—	—	5
Average USD amounts purchased	—	$565,489,308	$563,352	$648,882	$14,090,839
Average USD amounts sold	—	$110,536,598	—	—	$17,340,639
Options:
Average number of option contracts purchased	171	3,309	95	—	655
Average number of option contracts written	86	2,694	95	—	440
Average notional value of option contracts purchased	$42,322,500	$734,867,751	1,653,000	—	$190,935,543
Average notional value of option contracts written	$20,680,313	$563,373,337	1,548,500	—	$111,718,709
Average number of swaption contracts purchased	2	4	10	—	3
Average number of swaption contracts written	7	6	2	—	6
Average notional value of swaption contracts purchased	$158,100,000	$299,735,628	$32,100,000	—	$125,707,866
Average notional value of swaption contracts written	$364,650,000	$343,185,628	$39,400,000	—	$289,300,000
Credit default swaps:
Average number of contracts - buy protection	—	—	24	—	—
Average number of contracts - sell protection	—	—	9	2	—
Average notional value - buy protection	—	—	$21,791,000	—	—
Average notional value - sell protection	—	—	$4,805,000	$2,085,000	—
Interest rate swaps:
Average number of contracts - pays fixed rate	4	7	5	—	11
Average number of contracts - receives fixed rate	1	1	2	—	3
Average notional value - pays fixed rate	$64,075,000	$420,900,000	$17,700,000	—	$130,633,118
Average notional value - receives fixed rate	$39,550,000	$20,850,000	$6,000,000	—	$38,200,000
Total return swaps:
Average number of contracts	32	3	—	—	34
Average notional value	$70,201,000	$144,217,500	—	—	$79,713,500
Inflation indexed caps:
Average number of contracts	—	4	—	—	—
Average notional value	—	$246,284,993	—	—	—
Inflation indexed floors:
Average number of contracts	—	1	—	—	—
Average notional value	—	$46,118,817	—	—	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are

BLACKROCK FUNDS II	MARCH 31, 2014	97

Notes to Financial Statements (continued)

required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from their counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At March 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	GNMA			Inflation Protected Bond			Investment Grade Bond
	Assets		Liabilities	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$21,300		$725	$1,219,836		$219,391	$13,367		$16,125
Forward foreign currency exchange contracts.	—		—	2,532,907		2,487,564	—		3,175
Options	1,067,194	[1]	2,194,907	12,827,532	[1]	6,439,598	633,239	[1]	406,423
Swaps - Centrally cleared	—		—	—		41,757	2,722		—
Swaps - OTC[2]	321,918		304,586	4,775,952		1,497,370	259,501		566,343

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,410,412		$2,500,218	$21,356,227		$10,685,680	$908,829		$992,066
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(147,412)		(70,193)	(3,534,317)		(1,245,804)	(16,089)		(16,125)

Total derivative assets and liabilities subject to an MNA	$1,263,000		$2,430,025	$17,821,910		$9,439,876	$892,740		$975,941

98	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

	Secured Credit		U.S. Government Bond
	Assets	Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$3,894	—	$158,625		$44,063
Forward foreign currency exchange contracts		$8,547	176,518		146,550
Options	—	—	593,221	[1]	1,413,063
Swaps:
Swaps - Centrally cleared	11,386	—	17,804		—
Swaps - OTC[2]	—	37,473	355,194		338,956

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$15,280	$46,020	$1,301,362		$1,942,632
Derivatives not subject to an MNA	(15,280)	—	(556,010)		(219,656)

Total derivative assets and liabilities subject to an MNA	—	$46,020	$745,352		$1,722,976

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of March 31, 2014:

GNMA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$8,156	$(8,156)	—	—	—
Citibank N.A.	4,922	(4,922)	—	—	—
Credit Suisse International	111,130	(105,806)	—	—	$5,324
Deutsche Bank AG	946,822	(554,744)	—	$(392,078)	—
Goldman Sachs Bank USA	25,443	(25,443)	—	—	—
JPMorgan Chase Bank N.A.	166,527	(152,239)	—	—	14,288

Total	$1,263,000	$(851,310)	—	$(392,078)	$19,612

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$8,589	$(8,156)	—	$(433)	—
Citibank N.A.	1,581,977	(4,922)	—	(1,577,055)	—
Credit Suisse International	105,806	(105,806)	—	—	—
Deutsche Bank AG	554,744	(554,744)	—	—	—
Goldman Sachs Bank USA	26,670	(25,443)	—	—	$1,227
JPMorgan Chase Bank N.A.	152,239	(152,239)	—	—	—

Total	$2,430,025	$(851,310)	—	$(1,577,488)	$1,227

Inflation Protected Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$170,549	—	—	—	$170,549
The Bank of New York Mellon	41,702	—	—	—	41,702
Barclays Bank PLC	153,921	$(153,921)	—	—	—
BNP Paribas S.A	19,009	(19,009)	—	—	—
Deutsche Bank AG	15,592,730	(4,624,546)	—	$(10,700,000)	268,184
Goldman Sachs Bank USA	155,676	(145)	—	—	155,531
Morgan Stanley & Co. International PLC	52,541	(52,541)	—	—	—
UBS AG	1,274,867	(650,398)	—	—	624,469
Westpac Banking Corp.	360,915	—	—	—	360,915

Total	$17,821,910	$(5,500,560)	—	$(10,700,000)	$1,621,350

BLACKROCK FUNDS II	MARCH 31, 2014	99

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Barclays Bank PLC	$999,626	$(153,921)	$(845,705)	—	—
BNP Paribas S.A	815,037	(19,009)	—	—	$796,028
Citibank N.A.	1,169,259	—	—	$(1,169,259)	—
Deutsche Bank AG	4,624,546	(4,624,546)	—	—	—
Goldman Sachs Bank USA.	145	(145)	—	—	—
JPMorgan Chase Bank N.A.	922,019	—	—	—	922,019
Morgan Stanley & Co. International PLC	155,676	(52,541)	—	—	103,135
Royal Bank of Canada	103,170	—	—	—	103,170
UBS AG	650,398	(650,398)	—	—	—

Total	$9,439,876	$(5,500,560)	$(845,705)	$(1,169,259)	$1,924,352

Investment Grade Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$10,963	$(10,963)	—	—	—
Citibank N.A.	18,320	(18,320)	—	—	—
Credit Suisse International	70,091	(70,091)	—	—	—
Deutsche Bank AG	250,198	(82,271)	—	$(100,000)	$67,927
JPMorgan Chase Bank N.A.	536,956	(506,858)	—	—	30,098
Royal Bank of Scotland PLC	6,212	—	—	—	6,212

Total	$892,740	$(688,503)	—	$(100,000)	$104,237

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Barclays Bank PLC	$67,186	$(10,963)	—	—	$56,223
Citibank N.A.	85,313	(18,320)	—	—	66,993
Credit Suisse International	234,313	(70,091)	—	—	164,222
Deutsche Bank AG	82,271	(82,271)	—	—	—
JPMorgan Chase Bank N.A.	506,858	(506,858)	—	—	—

Total	$975,941	$(688,503)	—	—	$287,438

Secured Credit
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Deutsche Bank AG	$37,473	—	—	—	$37,473
JPMorgan Chase Bank N.A.	7,929	—	—	—	7,929
Royal Bank of Scotland PLC	618	—	—	—	618

Total	$46,020	—	—	—	$46,020

100	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

U.S. Government Bond

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$59,327	$(59,327)	—	—	—
BNP Paribas S.A	18,323	—	—	—	$18,323
Citibank N.A.	7,301	(7,301)	—	—	—
Credit Suisse International	195,245	(125,844)	—	—	69,401
Deutsche Bank AG	221,916	(137,115)	—	$(84,801)	—
Goldman Sachs Bank USA	37,352	(37,352)	—	—	—
JPMorgan Chase Bank N.A.	159,227	(145,127)	—	—	14,100
UBS AG	46,661	(14,861)	—	—	31,800
Total	$745,352	$(526,927)	—	$(84,801)	$133,624

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$98,065	$(59,327)	—	—	$38,738
Citibank N.A.	1,123,601	(7,301)	—	$(1,116,300)	—
Credit Suisse International	125,844	(125,844)	—	—	—
Deutsche Bank AG	137,115	(137,115)	—	—	—
Goldman Sachs Bank USA	44,352	(37,352)	—	—	7,000
JPMorgan Chase Bank N.A.	145,127	(145,127)	—	—	—
Royal Bank of Scotland PLC	33,019	—	—	—	33,019
UBS AG	14,861	(14,861)	—	—	—
Westpac Banking Corp.	992	—	—	—	992
Total	$1,722,976	$(526,927)	—	$(1,116,300)	$79,749

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
First $1 Billion	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion — $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion — $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any, except as noted for Secured Credit. The Manager has contractually agreed to waive its management fee by the amount of any management fees Secured Credit bears indirectly through its investment in the BlackRock Floating Rate Income Portfolio. The Manager has agreed not to discontinue this contractual waiver unless approved by the Board, including a majority of the independent trustees. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2014, the amounts waived were as follows:

GNMA	$61,666
Inflation Protected Bond	$10,616
Investment Grade Bond	$1,933
Secured Credit	$5,580
U.S. Government Bond	$4,821

BLACKROCK FUNDS II	MARCH 31, 2014	101

Notes to Financial Statements (continued)

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R shareholders.

For the six months ended March 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Service	$61,498	$70,810	—	—	$4,861
Investor A	290,704	1,555,970	$18,918	$131,805	713,616
Investor B	11,359	13,253	—	—	8,726
Investor B1	—	—	—	—	13,651
Investor C	776,552	1,996,373	—	88,397	321,341
Investor C1	—	—	—	—	357,375
Class R	—	—	—	—	62,256
Total	$1,140,113	$3,636,406	$18,918	$220,202	$1,481,826

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2014, the Funds paid the following to affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

GNMA	$65,234
Inflation Protected Bond	$10,333
Investment Grade Bond	$7,035
U.S. Government Bond	$82,066

102	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$63	$756	$185	—	—
Institutional	12,282	7,580	148	—	$528
Service	392	622	—	—	11
Investor A	2,914	4,671	277	$396	21,633
Investor B	13	18	—	—	311
Investor B1	—	—	—	—	—
Investor C	1,291	1,866	—	70	820
Investor C1	—	—	—	—	207
Class R	—	—	—	—	209
Total	$16,955	$15,513	$610	$466	$23,719
For the six months ended March 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$2,474	$13,594	$2,905	—	—
Institutional	272,022	929,722	14,779	$8,299	$155,698
Service	51,173	50,489	—	—	3,453
Investor A	172,812	2,186,930	12,569	20,991	529,424
Investor B	3,100	3,550	—	—	5,968
Investor B1	—	—	—	—	16,395
Investor C	116,952	320,919	—	6,677	87,801
Investor C1	—	—	—	—	138,586
Class R	—	—	—	—	34,386
Total	$618,533	$3,505,204	$30,253	$35,967	$971,711

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration - class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee - Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the six months ended March 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration - class specific, in the Statements of Operations:

GNMA	$319,259
Inflation Protected Bond	$1,018,340
Investment Grade Bond	$33,850
Secured Credit	$55,527
U.S. Government Bond	$336,301

BLACKROCK FUNDS II	MARCH 31, 2014	103

Notes to Financial Statements (continued)

For the six months ended March 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$423	$50,027	$8,247	—	—
Institutional	50,714	101,876	2,553	$3,970	$18,137
Service	6,153	7,081	—	—	468
Investor A	29,070	105,914	1,892	13,181	67,748
Investor B	284	331	—	—	221
Investor B1	—	—	—	—	466
Investor C	19,414	49,909	—	2,210	8,034
Investor C1	—	—	—	—	11,168
Class R	—	—	—	—	3,113
Total	$106,058	$315,138	$12,692	$19,361	$109,355

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	GNMA		Inflation Protected Bond		Investment Grade Bond	Secured Credit	U.S. Government Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]
BlackRock	0.52%	—	0.32%	—	0.45%	N/A	0.45%[3]	—
Institutional	0.60%	0.55%	0.44%	—	0.55%	0.70%	0.62%	—
Service	0.90%	—	0.75%	—	N/A	N/A	0.81%	—
Investor A	1.07%	—	0.85%	0.76%	0.90%	0.95%	1.07%	0.90%
Investor B	1.85%	—	1.63%	—	N/A	N/A	1.88%	1.76%
Investor B1	N/A	N/A	N/A	N/A	N/A	N/A	1.45%	—
Investor C	1.82%	—	1.62%	—	N/A	1.70%	1.82%	1.72%
Investor C1	N/A	N/A	N/A	N/A	N/A	N/A	1.53%	—
Class R	1.93%[3]	—	1.79%[3]	—	2.22%[3]	N/A	1.21%	—

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[3]	There were no shares outstanding as of March 31, 2014.

The amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

For the six months ended March 31, 2014, the amounts included in fees waived by Manager were as follows:

GNMA	$713,135
Inflation Protected Bond	$2,257,315
Investment Grade Bond	$160,212
Secured Credit	$80,350
U.S. Government Bond	$387,907

104	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$423	$49,940	$8,247	—	—
Institutional	50,714	101,875	2,542	$3,858	$18,137
Service	6,120	4,150	—	—	468
Investor A	—	105,914	615	12,849	67,748
Investor B	40	98	—	—	221
Investor B1	—	—	—	—	466
Investor C	—	—	—	2,210	8,034
Investor C1	—	—	—	—	11,168
Class R	—	—	—	—	3,113
Total	$57,297	$261,977	$11,404	$18,917	$109,355

Transfer Agent Fees Waived
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$63	$748	$185	—	—
Institutional	12,282	7,580	144	—	$528
Service	392	617	—	—	11
Investor A	—	4,671	5	$371	21,633
Investor B	1	4	—	—	311
Investor B1	—	—	—	—	—
Investor C	—	—	—	70	820
Investor C1	—	—	—	—	207
Class R	—	—	—	—	209
Total	$12,738	$13,620	$334	$441	$23,719

Transfer Agent Fees Reimbursed
	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
BlackRock	$2,408	$12,676	$2,677	—	—
Institutional	198,905	275,858	4,434	$7,135	$104,768
Service	18,813	2,710	—	—	3,442
Investor A	—	1,005,039	44	14,346	225,112
Investor B	3	13	—	—	3,706
Investor B1	—	—	—	—	13,307
Investor C	—	—	—	6,072	33,225
Investor C1	—	—	—	—	58,469
Class R	—	—	—	—	14,178
Total	$220,129	$1,296,296	$7,155	$27,553	$456,207

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS II	MARCH 31, 2014	105

Notes to Financial Statements (continued)

For the six months ended March 31, 2014, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Inflation Protected Bond	Investment Grade Bond
Institutional	$579	—
Service	623	—
Investor A	—	$1,380
Investor B	2	—
Investor B1	—	—
Investor C	—	—
Investor C1	—	—
Class R	—	—

Total	$1,204	$1,380

On March 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015	2016
GNMA
Fund Level	$1,915,463	$1,985,359	$713,135
BlackRock	$12,236	$11,232	$2,894
Institutional	$272,219	$320,488	$159,937
Service	$23,877	$62,610	$25,325
Investor B	—	—	$44
Inflation Protected Bond
Fund Level	$5,689,251	$5,599,818	$2,257,315
BlackRock	$121,415	$147,270	$63,364
Institutional	—	$631,420	$385,313
Service	—	$8,221	$7,477
Investor A	$1,848	$625,233	$555,994
Investor B	—	—	$115
Investment Grade Bond
Fund Level	$564,710	$576,298	$160,212
BlackRock	$47,893	$44,303	$11,109
Institutional	$36,948	$40,206	$7,120
Investor A	—	$6,269	$665
Secured Credit
Fund Level	$95,923	$165,298	$80,350
Institutional	$5,289	$22,627	$10,993
Investor A	$2,375	$33,234	$27,567
Investor C	$4,814	$16,252	$8,352
U.S. Government Bond
Fund Level	$915,252	$759,338	$387,907
Institutional	$233,979	$222,782	$123,434
Service	$10,260	$10,005	$3,921
Investor B	$2,711	$6,188	$3,181
Investor B1	$82,139	$45,716	$13,773
Investor C	$11,597	$637	$10,042
Investor C1	$202,442	$142,471	$69,844
Class R	$45,417	$39,535	$17,500

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$4,222
Inflation Protected Bond	$6,789
Investment Grade Bond	$1,160
Secured Credit	$4,020
U.S. Government Bond	$977

106	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

For the six months ended March 31, 2014, affiliates received CDSCs or front-end sales charges as follows:

	GNMA	Inflation Protected Bond	Secured Credit	U.S. Government Bond
Investor A	$6,092	$1,250	$9,276	—
Investor B	$1,540	$3,234	—	$1,535
Investor B1	—	—	—	$17
Investor C	$13,549	$25,315	$2,557	$1,369
Investor C1	—	—	—	$61

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and U.S. government securities, for the six months ended March 31, 2014, were as follows:

	Purchases	Sales
GNMA	$6,512,609,838	$7,377,202,654
Inflation Protected Bond	$11,645,491	$3,332,184
Investment Grade Bond	$30,946,599	$99,401,874
Secured Credit	$95,061,439	$48,833,347
U.S. Government Bond	$4,621,456,206	$5,054,656,430

Purchases and sales of U.S. government securities for the six months ended March 31, 2014, were as follows:

	Purchases	Sales
GNMA	$106,562,016	$102,593,215
Inflation Protected Bond	$824,432,943	$1,168,947,307
Investment Grade Bond	$8,487,921	$21,279,403
U.S. Government Bond	$1,830,917,188	$1,765,790,826

Purchases and sales related to mortgage dollar rolls for the six months ended March 31, 2014, were as follows:

	Purchases	Sales
GNMA	$4,218,375,234	$4,223,344,553
U.S. Government Bond	$2,216,849,274	$2,217,908,928

Transactions in options written for the six months ended March 31, 2014, were as follows:

	GNMA
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of period	—	39,850	$1,425,289	—	611,050	$5,442,756
Options written	—	—	—	342	—	102,061
Options exercised	—	(11,400)	(673,740)	—	—	—
Options expired	—	—	—	—	(11,400)	(673,740)
Options closed	—	(19,850)	(147,398)	(171)	(529,850)	(2,887,249)

Outstanding options, end of period	—	8,600	$604,151	171	69,800	$1,983,828

	Inflation Protected Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of period	2,115	311,300	$2,618,115	2,870	311,100	$5,760,817
Options written	—	191,690	1,998,217	6,598	249,835	5,377,883
Options expired	(1,243)	(107,055)	(1,527,094)	(4,088)	(46,400)	(1,758,259)
Options closed	(872)	(246,300)	(1,549,306)	(2,406)	(282,500)	(4,143,955)

Outstanding options, end of period	—	149,635	$1,539,932	2,974	232,035	$5,236,486

	Investment Grade Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received

Outstanding options, beginning of period	—	—	—	—	39,400	$638,440
Options written	36	5,275	16,451	402	5,275	94,117
Options expired	—	—	—	(288)	—	(51,124)
Options closed	(36)	(5,275)	(16,451)	(114)	(5,275)	(42,992)

Outstanding options, end of period	—	—	—	—	39,400	$638,440

BLACKROCK FUNDS II	MARCH 31, 2014	107

Notes to Financial Statements (continued)

	U.S. Government Bond
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of period	—	21,200	$67,889	—	485,200	$2,692,329
Options written	974	24,900	1,194,906	2,474	35,365	1,647,215
Options exercised	—	—	—	—	(10,465)	(243,165)
Options closed	(974)	(21,200)	(461,845)	(2,049)	(471,200)	(2,814,419)

Outstanding options, end of period	—	24,900	$800,950	425	38,900	$1,281,960

[1]	Amount shown is in the currency in which the transaction was denominated.

7. Income Tax Information:

As of September 30, 2013, the following Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	U.S. Government Bond
2015	$2,245,207
2018	3,443,608
Total	$5,688,815

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Investment Grade Bond	Secured Credit	U.S. Government Bond
Tax cost	$1,505,150,842	$3,608,181,447	$76,566,743	$202,010,899	$1,541,076,779

Gross unrealized appreciation	$7,435,906	$251,325,948	$2,647,481	$2,585,736	$14,073,152
Gross unrealized depreciation	(10,800,445)	(138,190,828)	(703,354)	(353,632)	(28,509,414)

Net unrealized appreciation/(depreciation)	$(3,364,539)	$113,135,120	$1,944,127	$2,232,104	$(14,436,262)

8. Borrowings:

For the six months ended March 31, 2014, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$97,280,711	0.12%
Inflation Protected Bond	$652,782,537	0.07%
Investment Grade Bond	$7,339,433	0.35%
U.S. Government Bond	$274,338,184	0.01%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended March 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

108	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

GNMA and U.S. Government Bond invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	March 31, 2014		September 30, 2013
GNMA	Shares	Amount	Shares	Amount
BlackRock
Shares sold	195,497	$1,889,335	337,341	$3,459,708
Shares issued in reinvestment of dividends and distributions	4,809	46,533	62,346	630,863
Shares redeemed	(158,465)	(1,528,465)	(1,353,447)	(13,567,655)

Net increase (decrease)	41,841	$407,403	(953,760)	$(9,477,084)

Institutional
Shares sold	6,618,232	$64,189,001	22,200,608	$223,936,793
Shares issued in reinvestment of dividends and distributions	377,535	3,665,053	2,431,770	24,540,966
Shares redeemed	(11,059,953)	(107,148,652)	(39,935,229)	(399,347,097)

Net decrease	(4,064,186)	$(39,294,598)	(15,302,851)	$(150,869,338)

Service
Shares sold	753,456	$7,294,169	2,950,124	$29,781,367
Shares issued in reinvestment of dividends and distributions	60,886	590,397	406,099	4,088,523
Shares redeemed	(1,089,750)	(10,564,160)	(5,627,224)	(55,682,089)

Net decrease	(275,408)	$(2,679,594)	(2,271,001)	$(21,812,199)

Investor A
Shares sold and automatic conversion of shares	2,633,176	$25,660,941	15,382,554	$156,274,897
Shares issued in reinvestment of dividends and distributions	256,554	2,501,329	2,008,592	20,339,425
Shares redeemed	(13,847,597)	(135,271,620)	(29,022,322)	(290,225,924)

Net decrease	(10,957,867)	$(107,109,350)	(11,631,176)	$(113,611,602)

Investor B
Shares sold	47	$462	43,948	$450,060
Shares issued in reinvestment of dividends and distributions	1,499	14,566	16,803	169,954
Shares redeemed and automatic conversion of shares	(114,390)	(1,110,846)	(322,005)	(3,230,517)

Net decrease	(112,844)	$(1,095,818)	(261,254)	$(2,610,503)

BLACKROCK FUNDS II	MARCH 31, 2014	109

Notes to Financial Statements (continued)

	Six Months Ended		Year Ended
	March 31, 2014		September 30, 2013
GNMA (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	404,813	$3,930,761	4,667,445	$47,664,365
Shares issued in reinvestment of dividends and distributions	112,975	1,096,474	1,127,598	11,387,493
Shares redeemed	(5,208,913)	(50,480,906)	(16,797,642)	(167,034,477)

Net decrease	(4,691,125)	$(45,453,671)	(11,002,599)	$(107,982,619)

Total Net Decrease	(20,059,589)	$(195,225,628)	(41,422,641)	$(406,363,345)

Inflation Protected Bond
BlackRock
Shares sold	3,247,030	$35,047,643	21,402,498	$246,092,596
Shares issued in reinvestment of dividends and distributions	799,407	8,539,830	1,195,218	14,041,401
Shares redeemed	(10,196,504)	(109,656,836)	(20,034,343)	(231,272,458)

Net increase (decrease)	(6,150,067)	$(66,069,363)	2,563,373	$28,861,539

Institutional
Shares sold	19,431,157	$214,180,322	53,703,125	$639,033,816
Shares issued in reinvestment of dividends and distributions	1,800,674	19,589,425	4,230,682	50,828,563
Shares redeemed	(32,188,160)	(355,339,055)	(110,294,297)	(1,293,036,303)

Net decrease	(10,956,329)	$(121,569,308)	(52,360,490)	$(603,173,924)

Service
Shares sold	1,235,191	$13,623,991	3,090,960	$36,276,499
Shares issued in reinvestment of dividends and distributions	101,764	1,101,135	204,196	2,444,397
Shares redeemed	(1,540,981)	(16,934,369)	(5,290,013)	(61,364,935)

Net decrease	(204,026)	$(2,209,243)	(1,994,857)	$(22,644,039)

Investor A
Shares sold and automatic conversion of shares	14,600,539	$158,739,915	50,513,536	$592,570,934
Shares issued in reinvestment of dividends and distributions	2,238,463	23,997,662	4,556,623	54,078,792
Shares redeemed	(28,516,799)	(310,511,158)	(106,589,157)	(1,241,973,615)

Net decrease	(11,677,797)	$(127,773,581)	(51,518,998)	$(595,323,889)

Investor B
Shares sold	17	$188	51,932	$610,359
Shares issued in reinvestment of dividends and distributions	3,982	41,749	11,950	140,287
Shares redeemed and automatic conversion of shares	(149,730)	(1,594,923)	(363,993)	(4,152,259)

Net decrease	(145,731)	$(1,552,986)	(300,111)	$(3,401,613)

110	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

	Six Months Ended		Year Ended
	March 31, 2014		September 30, 2013
Inflation Protected Bond (concluded)	Shares	Amount	Shares		Amount
Investor C
Shares sold	1,088,881	$11,709,458	7,506,002		$88,395,175
Shares issued in reinvestment of dividends and distributions	643,185	6,798,070	1,575,765		18,598,938
Shares redeemed	(11,374,157)	(122,451,907)	(32,244,136)		(367,227,867)

Net decrease	(9,642,091)	$(103,944,379)	(23,162,369)		$(260,233,754)

Total Net Decrease	(38,776,041)	$(423,118,860)	(126,773,452)		$(1,455,915,680)

Investment Grade Bond
BlackRock
Shares sold	2,427	$6,116	1,977,909		$22,769,000
Shares issued in reinvestment of dividends and distributions	588,533	5,637,075	1,785,751		20,014,052
Shares redeemed	(806,370)	(7,765,027)	(13,193,984	)1	(136,536,666)

Net decrease	(215,410)	$(2,121,836)	(9,430,324)		$(93,753,614)

[1] Including (5,586,879) representing redemptions-in-kind.

Institutional
Shares sold	432,485	$4,213,012	1,511,984		$15,836,475
Shares issued in reinvestment of dividends and distributions	26,231	263,135	626,124		6,968,507
Shares redeemed	(6,244,972)	(63,807,969)	(924,470)		(9,690,975)

Net increase (decrease)	(5,786,256)	$(59,331,822)	1,213,638		$13,114,007

Investor A
Shares sold	324,251	$3,214,482	599,360		$6,824,996
Shares issued in reinvestment of dividends and distributions	169,280	1,621,207	247,401		2,765,854
Shares redeemed	(1,499,202)	(14,428,055)	(1,098,363)		(11,976,246)

Net decrease	(1,005,671)	$(9,592,366)	(251,602)		$(2,385,396)

Total Net Decrease	(7,007,337)	$(71,046,024)	(8,468,288)		$(83,025,003)

Secured Credit
Institutional
Shares sold	2,147,128	$22,335,643	1,788,513		$18,526,123
Shares issued in reinvestment of dividends and distributions	61,965	644,827	125,149		1,293,863
Shares redeemed	(968,251)	(10,077,286)	(1,541,216)		(16,009,323)

Net increase	1,240,842	$12,903,184	372,446		$3,810,663

Investor A
Shares sold	5,747,444	$59,782,377	9,197,336		$95,405,647
Shares issued in reinvestment of dividends and distributions	229,742	2,389,801	290,568		3,001,070
Shares redeemed	(2,000,238)	(20,801,051)	(2,807,376)		(29,001,631)

Net increase	3,976,948	$41,371,127	6,680,528		$69,405,086

BLACKROCK FUNDS II	MARCH 31, 2014	111

Notes to Financial Statements (continued)

	Six Months Ended		Year Ended
	March 31, 2014		September 30, 2013
Secured Credit (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	356,604	$3,712,408	696,867	$7,243,610
Shares issued in reinvestment of dividends and distributions	28,294	294,382	82,531	852,786
Shares redeemed	(299,161)	(3,113,916)	(510,783)	(5,288,986)

Net increase	85,737	$892,874	268,615	$2,807,410

Total Net Increase	5,303,527	$55,167,185	7,321,589	$76,023,159

U.S. Government Bond
Institutional
Shares sold	1,622,427	$17,054,034	4,073,950	$43,847,997
Shares issued in reinvestment of dividends and distributions	146,912	1,534,915	180,219	1,930,620
Shares redeemed	(2,300,240)	(24,127,507)	(5,623,236)	(60,280,611)

Net decrease	(530,901)	$(5,538,558)	(1,369,067)	$(14,501,994)

Service
Shares sold	21,586	$226,605	131,207	$1,405,203
Shares issued in reinvestment of dividends and distributions	5,281	55,161	7,180	77,041
Shares redeemed	(21,422)	(224,576)	(238,264)	(2,573,644)

Net increase (decrease)	5,445	$57,190	(99,877)	$(1,091,400)

Investor A
Shares sold and automatic conversion of shares	2,540,462	$26,631,955	11,993,792	$128,645,653
Shares issued in reinvestment of dividends and distributions	654,186	6,852,068	910,753	9,783,260
Shares redeemed	(7,876,886)	(82,708,719)	(23,442,147)	(251,082,906)

Net decrease	(4,682,238)	$(49,224,696)	(10,537,602)	$(112,653,993)

Investor B
Shares sold	7,894	$82,595	27,973	$301,534
Shares issued in reinvestment of dividends and distributions	1,578	16,439	2,680	28,749
Shares redeemed and automatic conversion of shares	(83,502)	(873,798)	(313,355)	(3,367,020)

Net decrease	(74,030)	$(774,764)	(282,702)	$(3,036,737)

Investor B1
Shares sold	13,871	$144,895	130,808	$1,413,127
Shares issued in reinvestment of dividends and distributions	3,820	39,841	9,795	105,283
Shares redeemed	(167,654)	(1,754,409)	(1,328,232)	(14,304,802)

Net decrease	(149,963)	$(1,569,673)	(1,187,629)	$(12,786,392)

Investor C
Shares sold	287,217	$3,012,644	1,695,934	$18,236,748
Shares issued in reinvestment of dividends and distributions	56,244	587,490	66,007	708,046
Shares redeemed	(1,272,816)	(13,356,693)	(4,374,036)	(46,794,067)

Net decrease	(929,355)	$(9,756,559)	(2,612,095)	$(27,849,273)

112	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (concluded)

	Six Months Ended		Year Ended
	March 31,2014		September 30,2013
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	464,344	$4,854,066	1,166,322	$12,541,433
Shares issued in reinvestment of dividends and distributions	86,099	899,480	97,740	1,048,087
Shares redeemed	(1,166,106)	(12,221,376)	(3,205,426)	(34,435,431)

Net decrease	(615,663)	$(6,467,830)	(1,941,364)	$(20,845,911)

Class R
Shares sold	541,912	$5,685,092	1,308,417	$14,134,487
Shares issued in reinvestment of dividends and distributions	31,314	327,854	43,819	470,740
Shares redeemed	(766,738)	(8,041,877)	(2,149,047)	(23,126,756)

Net decrease	(193,512)	$(2,028,931)	(796,811)	$(8,521,529)

Total Net Decrease	(7,170,217)	$(75,303,821)	(18,827,147)	$(201,287,229)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK FUNDS II	MARCH 31, 2014	113

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

114	BLACKROCK FUNDS II	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	MARCH 31, 2014	115

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

116	BLACKROCK FUNDS II	MARCH 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

        2015

        2017

        2019

        2021

        2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	MARCH 31, 2014	117

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Taxable5-3/14-SAR

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

„   BlackRock Core Bond Portfolio

„   BlackRock High Yield Bond Portfolio

„   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

Outperformance relative to the benchmark index was driven largely by the Fund’s management of duration (sensitivity to interest rate movements) and yield curve positioning as well as exposure to securitized assets. Within securitized assets, exposure to commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”) had a positive impact on returns. Additionally, performance was aided by foreign currency positioning throughout the period. Rounding out positive performance for the period were the Fund’s municipal bond holdings.

•

Detracting from performance was the Fund’s exposure to U.S. agency MBS, particularly 30-year pass-through securities. An underweight to U.S. agency debentures also hindered relative results for the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund added risk on the long end of the yield curve with the expectation that yields on the short end of the yield curve will rise, while yields on the long end will fall. The Fund added exposure to long-dated investment grade corporate and municipal bonds given their potential to benefit from a strong income profile and falling spreads. Securitized products continued to represent the largest contribution to risk in the Fund. There were no material changes to the securitized products allocations; however, in CMBS, the Fund purchased lower rated issues in the secondary market and added to longer-duration high-quality tranches, while in ABS, the Fund added to private student loans.

Describe Fund positioning at period end.

•

The investment adviser continued to manage risk in the Fund while seeking to generate returns through the tactical management of duration and credit exposures. Relative to the Barclays U.S. Aggregate Bond Index, the Fund remained generally underweight to government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining a modest underweight in investment grade corporate credit. Within the government space, the Fund was underweight in U.S. Treasuries and agency debentures, and held an overweight to agency MBS. The Fund also held non-benchmark allocations to non-agency residential MBS, high yield debt, non-U.S. sovereign bonds and U.S. Treasury inflation-protected securities. The Fund ended the period with a neutral duration position as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	34%
U.S. Treasury Obligations	24
Corporate Bonds	16
Asset-Backed Securities	13
Non-Agency Mortgage-Backed Securities	9
Foreign Agency Obligations	1
Foreign Government Obligations	1
Taxable Municipal Bonds	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	51%
AA/Aa	25
A	13
BBB/Baa	8
BB/Ba	1
Not Rated	2

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Aggregate Bond Index (the benchmark).

[3]   An unmanaged market-weighted index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.16%	3.01%	2.57%	0.85%	N/A	7.14%	N/A	4.25%	N/A
Institutional	3.05	2.84	2.41	0.63	N/A	7.00	N/A	4.13	N/A
Service	2.78	2.66	2.27	0.36	N/A	6.66	N/A	3.84	N/A
Investor A	2.63	2.51	2.25	0.30	(3.71)%	6.67	5.81%	3.82	3.40%
Investor B	1.89	1.77	1.93	(0.41)	(4.81)	5.81	5.49	3.25	3.25
Investor C	1.99	1.87	1.86	(0.46)	(1.43)	5.88	5.88	3.00	3.00
Class R	2.44	2.32	2.21	0.11	N/A	6.36	N/A	3.51	N/A
Barclays U.S. Aggregate Bond Index	—	—	1.70	(0.10)	N/A	4.80	N/A	4.46	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,025.70	$2.32	$2.27	$1,000.00	$1,022.64	$2.32	$1,022.69	$2.27
Institutional	$1,000.00	$1,024.10	$2.88	$2.83	$1,000.00	$1,022.09	$2.87	$1,022.14	$2.82
Service	$1,000.00	$1,022.70	$4.34	$4.29	$1,000.00	$1,020.64	$4.33	$1,020.69	$4.28
Investor A	$1,000.00	$1,022.50	$4.54	$4.49	$1,000.00	$1,020.44	$4.53	$1,020.49	$4.48
Investor B	$1,000.00	$1,019.30	$8.76	$8.71	$1,000.00	$1,016.26	$8.75	$1,016.31	$8.70
Investor C	$1,000.00	$1,018.60	$8.35	$8.30	$1,000.00	$1,016.65	$8.35	$1,016.70	$8.30
Class R	$1,000.00	$1,022.10	$5.95	$5.90	$1,000.00	$1,019.05	$5.94	$1,019.10	$5.89

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.57% for Institutional, 0.86% for Service, 0.90% for Investor A, 1.74% for Investor B, 1.66% for Investor C and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.56% for Institutional, 0.85% for Service, 0.89% for Investor A, 1.73% for Investor B, 1.65% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	5

Fund Summary as of March 31, 2014	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund’s Institutional and BlackRock Share classes outperformed the benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, while the Service and Investor A Share classes performed in-line. All other share classes of the Fund underperformed the benchmark index.

What factors influenced performance?

•

The Fund benefited from a tactical allocation to equities selected for their total return characteristics versus lower-quality high yield bonds that tend to exhibit more equity-like risks. In particular, equity positions in General Motors Co., The Goodyear Tire & Rubber Co. and American Capital Ltd. delivered strong performance, as did exposure to equity-like instruments including preferred securities and convertible bonds. Also contributing positively to performance was security selection within senior secured bank loans, in which the Fund invested as an alternative to higher-quality, short-dated high yield bonds. Although the bank loan sector underperformed high yield during the period, the Fund benefited from idiosyncratic risk associated with holdings of select loan names in gaming and lodging.

•

Conversely, the Fund’s exposure to electric and non captive consumer finance companies had a negative impact on results. Additionally, the Fund’s use of put options to mitigate equity market risk detracted from returns as the market’s favorable risk sentiment persisted.

Describe recent portfolio activity.

•

The Fund actively managed risk throughout the six-month period and generally moved to a more moderate risk position by period end as the overall risk-reward characteristics of the market, specifically in high yield, continued to shift from the cheapness seen in the last few years. Broadly, the Fund’s investment themes were largely focused on credit/ issuer rotation rather than industry rotation. Core credit positioning continued to focus on income-oriented names with good earnings visibility and strong asset protection. These positions largely represent the carry

(income) component of the Fund; however, there were individual cases where a credit was selected due to a specific catalyst or idiosyncratic trait that enhanced its attractiveness.

•

Although the investment advisor remains optimistic on corporate credit given the strong fundamental backdrop, the Fund also maintained long exposures to common stocks and equity-like instruments. The investment advisor views these positions relative to lower-rated high yield bonds, which tend to exhibit more equity-like risk, yet offer less upside potential. The Fund used derivatives to manage equity market risk and potential downside event risks, which was especially relevant in January when market volatility increased.

•

The Fund maintained a short duration bias (lower sensitivity to interest rate movements) and expressed this view by underweighting higher-duration high yield bonds as well as through positioning in bank loans and other non-bond assets. From an industry perspective, the Fund increased exposure to names in the other financial institutions space as well as independent energy names and reduced risk in electric and consumer cyclical services names.

Describe Fund positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund remained underweight in higher quality non-investment grade debt, overweight in the mid-tier quality range and underweight in lower-rated issues. The Fund’s highest-conviction holdings included HD Supply, Inc., Caesars Entertainment Resort Properties LLC and Ally Financial, Inc. The Fund maintained a general underweight to names with less stability in their cash flow streams, less appealing risk-reward profiles, and/or challenged industry dynamics as recently seen in media non cable and supermarkets. In addition to high yield bonds, the Fund held floating rate loan interests, common stocks, corporate bonds and preferred securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	76%
Floating Rate Loan Interests	11
Common Stocks	8
Preferred Securities	3
Asset-Backed Securities	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	1%
BBB/Baa	4
BB/Ba	35
B	42
CCC/Caa	11
Not Rated	7

[1]	Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]   An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	5.28%	5.28%	6.82%	9.23%	N/A	18.80%	N/A	8.89%	N/A
Institutional	5.23	5.23	6.80	9.16	N/A	18.73	N/A	8.79	N/A
Service	4.90	4.90	6.63	8.95	N/A	18.33	N/A	8.46	N/A
Investor A	4.69	4.67	6.62	8.81	4.46%	18.35	17.38%	8.43	7.99%
Investor B	4.00	4.00	6.13	7.88	3.38	17.40	17.19	7.88	7.88
Investor B1	4.35	4.20	6.33	8.26	4.26	17.79	17.58	7.91	7.91
Investor C	4.13	4.13	6.22	7.98	6.98	17.46	17.46	7.62	7.62
Investor C1	4.31	4.30	6.29	8.32	7.32	17.65	17.65	7.84	7.84
Class R	4.58	4.57	6.45	8.46	N/A	17.99	N/A	8.14	N/A
Barclays U.S. Aggregate Bond Index	—	—	6.66	7.53	N/A	18.14	N/A	8.67	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,068.20	$2.89	$2.73	$1,000.00	$1,022.14	$2.82	$1,022.29	$2.67
Institutional	$1,000.00	$1,068.00	$3.15	$2.99	$1,000.00	$1,021.89	$3.07	$1,022.04	$2.92
Service	$1,000.00	$1,066.30	$4.79	$4.58	$1,000.00	$1,020.29	$4.68	$1,020.49	$4.48
Investor A	$1,000.00	$1,066.20	$4.89	$4.74	$1,000.00	$1,020.19	$4.78	$1,020.34	$4.63
Investor B	$1,000.00	$1,061.30	$9.56	$9.40	$1,000.00	$1,015.66	$9.35	$1,015.81	$9.20
Investor B1	$1,000.00	$1,063.30	$7.66	$7.51	$1,000.00	$1,017.50	$7.49	$1,017.65	$7.34
Investor C	$1,000.00	$1,062.20	$8.69	$8.53	$1,000.00	$1,016.50	$8.50	$1,016.65	$8.35
Investor C1	$1,000.00	$1,062.90	$7.92	$7.77	$1,000.00	$1,017.25	$7.75	$1,017.40	$7.59
Class R	$1,000.00	$1,064.50	$6.49	$6.33	$1,000.00	$1,018.65	$6.34	$1,018.80	$6.19

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for BlackRock, 0.61% for Institutional, 0.93% for Service, 0.95% for Investor A, 1.86% for Investor B, 1.49% for Investor B1, 1.69% for Investor C, 1.54% for Investor C1 and 1.26% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for BlackRock, 0.58% for Institutional, 0.89% for Service, 0.92% for Investor A, 1.83% for Investor B, 1.46% for Investor B1, 1.66% for Investor C, 1.51% for Investor C1 and 1.23% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	7

Fund Summary as of March 31, 2014	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index.

What factors influenced performance?

•

The main driver of the Fund’s outperformance was its allocations within spread sectors, particularly high yield corporate credit, commercial mortgage-backed securities (“CMBS”), investment grade corporate credit and asset-backed securities (“ABS”). Also contributing positively was an allocation to agency mortgage-backed securities (“MBS”), particularly 15-year pass-through securities, and agency collateralized mortgage obligations (“CMOs”).

•	Detracting from performance were the Fund’s exposures to U.S. Treasury securities and foreign currencies, particularly the British pound sterling and the Swiss franc.

•

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives are used primarily as a means of managing the portfolio’s duration risk. The Fund may also use credit default swaps against individual securities or broad indices to manage credit and market risk in the portfolio. In addition, the Fund may trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the portfolio. During the period, the use of derivatives had a slightly negative impact on Fund returns.

Describe recent portfolio activity.

•

In the earlier part of the six-month period, the Fund purchased corporate credits with three-year terms while maintaining a bias toward financials. Within industrials, the Fund was cautious of idiosyncratic risks and remained highly selective, seeking to avoid issuers that were potential re-leveraging candidates. The Fund also added to securitized debt in the new-issue market.

•

During the latter half of the period, after the U.S. Federal Reserve relieved a considerable amount of policy uncertainty with the December announcement of its plans to gradually reduce – or “taper” – its asset purchase program, the Fund began paring down its strategic overweight in corporate credit, taking profits at relatively rich valuations. The Fund continued to favor securitized debt and added to generic credit card paper in its ABS allocation, which had lagged the recovery and offered attractive relative value.

•

Toward the end of the period, the Fund added back some exposure to the corporate credit sector in a robust new-issue market. In ABS, the Fund maintained an overweight in subprime autos and private student loans which benefited from strong demand from investors seeking higher yields and shorter durations (lower sensitivity to interest rate movements.

Describe Fund positioning at period end.

•

At period end, the Fund remained structurally underweight relative to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index in government-owned/government-related sectors in favor of non-government/spread sectors. In the government space, the Fund was underweight in U.S. Treasuries and agency debentures. In non-government sectors, the Fund held corporate bonds including a non-benchmark exposure to high yield. The Fund also held securitized assets including ABS, CMBS, agency MBS and non-agency residential MBS. The Fund ended the period with a longer duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	35%
Asset-Backed Securities	17
Non-Agency Mortgage-Backed Securities	16
U.S. Government Sponsored Agency Securities	15
U.S. Treasury Obligations	14
Foreign Agency Obligations	1
Foreign Government Obligations	1
Floating Rate Loan Interests	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	48%
AA/Aa	4
A	13
BBB/Baa	22
BB/Ba	8
B	3
Not Rated	2

[1]	Using the higher of S&P’s or Moody’s rating.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is Between 0-3 Years.

[3]   An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.35%	2.19%	1.65%	1.35%	N/A	5.29%	N/A	3.08%	N/A
Institutional	2.30	2.11	1.74	1.31	N/A	5.24	N/A	3.01	N/A
Service	1.95	1.82	1.45	0.95	N/A	4.85	N/A	2.66	N/A
Investor A	1.91	1.78	1.46	0.97	(1.30)%	4.86	4.38%	2.66	2.43%
Investor A1	2.10	1.94	1.54	1.12	0.11	5.04	4.83	2.82	2.71
Investor B	1.15	0.98	1.15	0.14	(4.32)	4.05	3.70	2.13	2.13
Investor B3	1.43	1.30	1.15	0.32	(3.64)	4.06	3.72	1.83	1.83
Investor C	1.23	1.06	1.09	0.22	(0.77)	4.11	4.11	1.92	1.92
Investor C2	1.79	1.65	1.38	0.81	(0.18)	4.74	4.74	2.51	2.51
Investor C3	1.21	1.08	1.07	0.23	(0.76)	4.05	4.05	1.83	1.83
Class R	1.63	1.50	1.25	0.59	N/A	4.36	N/A	2.13	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index	—	—	0.44	0.73	N/A	2.04	N/A	2.81	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,016.50	$2.11	$2.06	$1,000.00	$1,022.84	$2.12	$1,022.89	$2.07
Institutional	$1,000.00	$1,017.40	$2.31	$2.26	$1,000.00	$1,022.64	$2.32	$1,022.69	$2.27
Service	$1,000.00	$1,014.50	$4.17	$4.12	$1,000.00	$1,020.79	$4.18	$1,020.84	$4.13
Investor A	$1,000.00	$1,014.60	$4.02	$3.97	$1,000.00	$1,020.94	$4.03	$1,020.99	$3.98
Investor A1	$1,000.00	$1,015.40	$3.27	$3.22	$1,000.00	$1,021.69	$3.28	$1,021.74	$3.23
Investor B	$1,000.00	$1,011.50	$8.17	$8.12	$1,000.00	$1,016.80	$8.20	$1,016.85	$8.15
Investor B3	$1,000.00	$1,011.50	$7.12	$7.12	$1,000.00	$1,017.85	$7.14	$1,017.85	$7.14
Investor C	$1,000.00	$1,010.90	$7.72	$7.67	$1,000.00	$1,017.25	$7.75	$1,017.30	$7.70
Investor C2	$1,000.00	$1,013.80	$4.82	$4.77	$1,000.00	$1,020.14	$4.84	$1,020.19	$4.78
Investor C3	$1,000.00	$1,010.70	$7.87	$7.87	$1,000.00	$1,017.10	$7.90	$1,017.10	$7.90
Class R	$1,000.00	$1,012.50	$6.07	$6.02	$1,000.00	$1,018.90	$6.09	$1,018.95	$6.04

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for BlackRock, 0.46% for Institutional, 0.83% for Service, 0.80% for Investor A, 0.65% for Investor A1, 1.63% for Investor B, 1.42% for Investor B3, 1.54% for Investor C, 0.96% for Investor C2, 1.57% for Investor C3 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.45% for Institutional, 0.82% for Service, 0.79% for Investor A, 0.64% for Investor A1, 1.62% for Investor B, 1.42% for Investor B3, 1.53% for Investor C, 0.95% for Investor C2, 1.57% for Investor C3 and 1.20% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	9

About Fund Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion. These Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor B1 Shares (available only in BlackRock High Yield Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s (“High Yield Bond”) Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor B3 Shares are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions). Prior to July 18, 2011, Low Duration Bond’s Investor B3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B3 Share fees.

•

Investor C, Investor C1, Investor C2 and C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in BlackRock Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and 0.25% per year, respectively. Prior to October 2, 2006, High Yield

Bond’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, High Yield Bond’s and BlackRock Core Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	MARCH 31, 2014

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

BLACKROCK FUNDS II	MARCH 31, 2014	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
American Credit Acceptance Receivables Trust, Series 2014-1, Class A, 1.14%, 3/12/18 (a)	USD	3,284	$3,284,649
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		3,450	3,559,969
Series 2012-2, Class C, 2.64%, 10/10/17		2,965	3,047,030
Series 2012-3, Class C, 2.42%, 5/08/18		2,810	2,880,244
Series 2012-4, Class B, 1.31%, 11/08/17		1,710	1,721,183
Series 2012-4, Class C, 1.93%, 8/08/18		2,670	2,697,747
Series 2012-5, Class C, 1.69%, 11/08/18		4,025	4,047,717
Series 2013-4, Class B, 1.66%, 9/10/18		1,080	1,083,559
Series 2013-4, Class C, 2.72%, 9/09/19		660	675,202
Series 2013-4, Class D, 3.31%, 10/08/19		1,545	1,594,353
Series 2013-5, Class B, 1.52%, 1/08/19		1,120	1,113,982
Series 2013-5, Class C, 2.29%, 11/08/19		595	597,446
Series 2014-1, Class B, 1.68%, 7/08/19		1,921	1,915,133
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	2,636	3,663,703
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.64%, 10/22/25 (a)(b)	USD	3,965	3,937,245
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.47%, 7/15/24 (a)(b)		1,850	1,819,329
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.30%, 11/20/24 (a)(b)		2,850	2,828,618
Capital Auto Receivables Asset Trust, Series 2013-1, Class B, 1.29%, 4/20/18		3,340	3,334,519
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.63%, 1/20/25 (a)(b)		6,090	6,052,607
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.76%, 11/07/23 (a)(b)		2,620	2,652,611
Series 2012-1A, Class C, 2.16%, 11/07/23 (a)(b)		1,685	1,705,916
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (a)		3,690	3,691,312
Series 2013-BA, Class A3, 0.85%, 5/15/18 (a)		3,225	3,226,512
Series 2013-BA, Class A4, 1.27%, 3/15/19 (a)		2,230	2,229,418
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		1,030	1,029,903
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		1,050	1,050,294
Series 2013-BA, Class D, 2.89%, 10/15/20 (a)		1,040	1,044,180
Series 2014-AA, Class B, 1.76%, 8/15/19 (a)		1,005	999,845

Asset-Backed Securities	Par (000)		Value
Series 2014-AA, Class C, 2.28%, 11/15/19 (a)	USD	1,290	$1,283,240
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,875	3,895,650
Series 2013-1A, Class A, 1.21%, 10/15/20 (a)		2,280	2,280,983
Series 2013-2A, Class A, 1.50%, 4/15/21 (a)		2,050	2,057,013
DT Auto Owner Trust:
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		1,115	1,118,131
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,750	3,840,247
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)		385	385,068
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)		200	201,169
Ford Credit Auto Owner Trust, Series 2013-B, Class D, 1.82%, 11/15/19		2,580	2,615,310
Ford Credit Floorplan Master Owner Trust:
Series 2012-2, Class C, 2.86%, 1/15/19		980	1,016,185
Series 2012-2, Class D, 3.50%, 1/15/19		1,725	1,813,660
Series 2012-4, Class D, 2.09%, 9/15/16		3,430	3,448,776
Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,100,548
GSAA Home Equity Trust:
Series 2005-11, Class 2A1, 0.43%, 10/25/35 (b)		3,461	3,219,388
Series 2006-5, Class 2A1, 0.22%, 3/25/36 (b)		1,072	647,703
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.51%, 10/28/24 (a)(b)		4,330	4,307,917
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)		5,580	5,619,060
Series 2013-T2, Class A2, 1.15%, 5/16/44 (a)		2,440	2,431,704
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (a)		4,690	4,697,035
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,420	2,493,362
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		106	105,653
ING Investment Management Co., Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		4,765	4,762,995
JGWPT XXVI LLC, Series 2012-2A, Class A, 3.84%, 10/15/59 (a)		1,111	1,112,307
JGWPT XXVII LLC, Series 2012-3A, Class A, 3.22%, 9/15/65 (a)		1,760	1,696,380
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.99%, 10/15/17 (a)(b)		5,353	5,346,265

Portfolio Abbreviations

AUD	Australian Dollar	EURIBOR	Euro Interbank Offered Rate	NZD	New Zealand Dollar
BRL	Brazilian Real	FKA	Formerly Known As	OTC	Over-the-counter
CAD	Canadian Dollar	GBP	British Pound	PIK	Payment-in-kind
CDO	Collateralized Debt Obligation	GO	General Obligation Bonds	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	RB	Revenue Bonds
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	SEK	Swedish Krona
EBITDA	Earnings Before Interest, Taxes,	KRW	South Korean Won	TBA	To-be-announced
	Depreciation and Amortization	LIBOR	London Interbank Offered Rate	USD	US Dollar
EUR	Euro	MXN	Mexican Peso	WIBOR	Warsaw Interbank Offered Rate

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.39%, 7/15/25 (a)(b)	USD	3,985	$3,899,204
Mountain View CLO Ltd., Series 2013-1A, Class A, 1.40%, 4/12/24 (a)(b)		7,500	7,368,607
Nelnet Student Loan Trust:
Series 2008-3, Class A4, 1.88%, 11/25/24 (b)		5,310	5,586,853
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)		2,295	2,281,106
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A, Class A, 1.67%, 1/18/24 (a)(b)		3,895	3,881,458
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.36%, 7/17/25 (a)(b)		4,590	4,497,722
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.51%, 8/23/24 (a)(b)		4,495	4,450,050
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		6,920	6,914,094
Series 2013-4A, Class A1, 1.39%, 7/22/25 (a)(b)		7,845	7,679,368
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)		2,918	2,923,341
Series 2013-1A, Class A3, 1.33%, 5/15/19 (a)		2,220	2,222,378
Series 2014-1A, Class A2, 0.97%, 3/15/18 (a)		3,025	3,024,728
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		426	426,155
Series 2012-1, Class C, 3.78%, 11/15/17		2,845	2,929,502
Series 2012-2, Class C, 3.20%, 2/15/18		1,525	1,565,187
Series 2012-3, Class B, 1.94%, 12/15/16		5,430	5,480,933
Series 2012-4, Class C, 2.94%, 12/15/17		5,135	5,290,026
Series 2012-5, Class B, 1.56%, 8/15/18		4,130	4,164,626
Series 2012-5, Class C, 2.70%, 8/15/18		1,965	2,022,820
Series 2012-6, Class B, 1.33%, 5/15/17		3,280	3,298,096
Series 2012-6, Class C, 1.94%, 3/15/18		3,400	3,437,662
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		8,180	8,204,221
Series 2013-2, Class B, 1.33%, 3/15/18		7,870	7,902,023
Series 2013-3, Class B, 1.19%, 5/15/18		7,090	7,111,894
Series 2013-5, Class B, 1.55%, 10/15/18		8,605	8,587,351
Series 2013-5, Class C, 2.25%, 6/17/19		4,075	4,117,299
Series 2013-A, Class B, 1.89%, 10/15/19 (a)		4,920	4,971,178
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		1,905	1,957,850
Series 2013-A, Class D, 3.78%, 10/15/19 (a)		1,240	1,290,728
Series 2014-1, Class B, 1.59%, 10/15/18		1,245	1,246,504
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		7,477	7,498,798
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.41%, 7/15/36 (b)		8,390	8,304,439
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.78%, 12/16/30 (b)		3,518	3,462,710
Series 2003-B, Class A2, 0.63%, 3/15/22 (b)		3,570	3,492,686
Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		5,683	5,629,610

Asset-Backed Securities	Par (000)		Value
Series 2005-B, Class A2, 0.41%, 3/15/23 (b)	USD	6,398	$6,314,225
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.66%, 1/15/43 (a)(b)		3,115	3,305,619
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		1,280	1,341,260
Series 2011-B, Class A3, 2.41%, 6/16/42 (a)(b)		1,190	1,258,256
Series 2011-C, Class A2A, 3.41%, 10/17/44 (a)(b)		2,075	2,237,904
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		4,030	4,327,926
Series 2012-A, Class A1, 1.56%, 8/15/25 (a)(b)		1,891	1,915,450
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		10,665	11,082,919
Series 2012-C, Class A1, 1.26%, 8/15/23 (a)(b)		5,010	5,040,001
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		10,105	10,476,915
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		11,730	12,049,349
Series 2012-E, Class A1, 0.91%, 10/16/23 (a)(b)		3,469	3,475,941
Series 2012-E, Class A2B, 1.91%, 6/15/45 (a)(b)		1,000	1,023,672
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)		1,719	1,722,335
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		14,945	14,664,886
Series 2013-A, Class A2B, 1.21%, 5/17/27 (a)(b)		10,060	10,110,894
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		435	411,218
Series 2013-B, Class A1, 0.81%, 7/15/22 (a)(b)		2,078	2,081,769
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		15,560	15,157,167
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		585	558,897
Series 2013-C, Class A1, 1.01%, 2/15/22 (a)(b)		6,253	6,286,619
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		5,250	5,347,555
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.98%, 12/15/25 (a)(b)		7,080	7,072,488
Series 2005-2, Class A5, 0.33%, 4/27/20 (b)		1,174	1,169,971
Series 2008-5, Class A4, 1.94%, 7/25/23 (b)		10,785	11,323,452
Series 2013-6, Class A3, 0.81%, 6/26/28 (b)		6,765	6,791,965
Series 2014-A, Class A1, 0.75%, 7/15/22 (a)(b)		2,835	2,835,964
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.65%, 1/21/26 (a)(b)		1,505	1,497,499
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)		927	909,804
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.72%, 7/17/24 (a)(b)		12,420	12,384,794
Series 2012-1A, Class A2, 2.64%, 7/17/24 (a)(b)		3,340	3,331,048
World Financial Network Credit Card Master Trust:
Series 2010-A, Class B, 6.75%, 4/15/19		3,525	3,745,542

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Series 2012-C, Class A, 2.23%, 8/15/22	USD	8,270	$8,279,287
Series 2012-D, Class A, 2.15%, 4/17/23		10,105	9,934,660
Total Asset-Backed Securities — 20.1%			476,568,433

Corporate Bonds
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		3,201	3,288,435
5.10%, 1/15/44		2,336	2,421,283

			5,709,718
Banks — 2.1%
BPCE SA, 5.15%, 7/21/24 (a)		2,070	2,059,317
Citigroup, Inc.:
4.45%, 1/10/17		1,533	1,655,681
2.50%, 9/26/18		2,417	2,430,122
3.38%, 3/01/23		2,577	2,492,075
3.88%, 10/25/23		2,495	2,477,343
6.68%, 9/13/43		715	837,266
4.95%, 11/07/43		715	726,587
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 2.25%, 1/14/19		2,530	2,522,954
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		14,280	14,815,500
HSBC Holdings PLC:
4.25%, 3/14/24		655	655,806
5.25%, 3/14/44		1,759	1,778,623
Royal Bank of Scotland Group PLC:
1.88%, 3/31/17		3,361	3,363,544
6.00%, 12/19/23		2,910	2,979,703
Societe Generale SA, 5.00%, 1/17/24 (a)		2,915	2,904,879
Wells Fargo & Co.:
1.50%, 7/01/15		2,072	2,096,114
2.15%, 1/15/19		1,600	1,596,254
4.13%, 8/15/23		1,585	1,603,456
5.38%, 11/02/43		2,145	2,259,524

			49,254,748
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.15%, 2/01/19		4,435	4,430,583
3.70%, 2/01/24		3,130	3,162,211

			7,592,794
Biotechnology — 0.1%
Amgen, Inc., 5.65%, 6/15/42		1,378	1,527,795
Capital Markets — 2.7%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		4,389	4,362,890
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		1,722	1,803,416
2.38%, 1/22/18		2,910	2,929,334
2.90%, 7/19/18		3,585	3,655,961
2.63%, 1/31/19		8,703	8,680,703
5.75%, 1/24/22		5,827	6,607,346
3.63%, 1/22/23		3,130	3,079,000
1.83%, 11/29/23 (b)		2,247	2,297,227
6.75%, 10/01/37		715	819,046
6.25%, 2/01/41		715	849,023
Macquarie Bank Ltd., 1.65%, 3/24/17 (a)		3,880	3,868,073

Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
Morgan Stanley:
3.45%, 11/02/15	USD	6,192	$6,428,268
3.80%, 4/29/16		1,853	1,951,689
5.45%, 1/09/17		5,820	6,434,091
2.50%, 1/24/19		5,730	5,714,042
5.00%, 11/24/25		4,253	4,375,997
6.38%, 7/24/42		715	872,208

			64,728,314
Chemicals — 0.7%
LyondellBasell Industries NV, 5.00%, 4/15/19		13,933	15,513,824
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		2,370	2,359,397
Consumer Finance — 0.1%
Discover Bank, 7.00%, 4/15/20		427	503,790
Discover Financial Services, 3.85%, 11/21/22		1,925	1,889,628

			2,393,418
Diversified Financial Services — 2.8%
Bank of America Corp.:
3.70%, 9/01/15		8,305	8,631,478
5.75%, 12/01/17		3,395	3,843,622
2.60%, 1/15/19		2,815	2,826,105
2.65%, 4/01/19		11,379	11,415,288
3.30%, 1/11/23		5,751	5,544,476
4.10%, 7/24/23		9,297	9,430,096
4.00%, 4/01/24		4,263	4,257,982
5.00%, 1/21/44		2,985	3,047,345
Ford Motor Credit Co. LLC, 4.38%, 8/06/23		1,266	1,306,196
General Electric Capital Corp., 6.88%, 1/10/39		715	941,613
JPMorgan Chase & Co.:
4.75%, 3/01/15		3,459	3,589,640
1.35%, 2/15/17		6,630	6,624,616
3.25%, 9/23/22		2,089	2,057,855
3.20%, 1/25/23		1,082	1,049,183
3.88%, 2/01/24		1,560	1,573,996
4.85%, 2/01/44		715	729,047
Osprey Trust/Osprey I, Inc., 7.80%, 1/15/49 (a)(b)(c)(d)		2,375	—

			66,868,538
Diversified Telecommunication Services — 1.9%
AT&T Inc.:
2.30%, 3/11/19		4,245	4,223,049
3.90%, 3/11/24		4,245	4,232,991
Verizon Communications, Inc.:
3.65%, 9/14/18		5,458	5,810,216
4.50%, 9/15/20		2,064	2,241,593
3.45%, 3/15/21		1,940	1,966,561
3.85%, 11/01/42		11,556	9,675,192
6.55%, 9/15/43		13,187	16,047,722

			44,197,324
Electric Utilities — 1.4%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		1,084	1,357,578
5.95%, 12/15/36		1,156	1,250,250
Commonwealth Edison Co., 4.70%, 1/15/44		1,930	2,020,172
Duke Energy Carolinas LLC, 4.25%, 12/15/41		2,950	2,899,788
Entergy Arkansas, Inc., 3.70%, 6/01/24		2,810	2,851,908
Florida Power & Light Co., 5.69%, 3/01/40		364	432,606
Florida Power Corp., 5.90%, 3/01/33		710	830,059
Georgia Power Co., 3.00%, 4/15/16		3,746	3,911,101

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Jersey Central Power & Light Co., 7.35%, 2/01/19	USD	2,276	$2,708,574
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		797	985,648
Oncor Electric Delivery Co. LLC:
4.10%, 6/01/22		581	608,721
5.30%, 6/01/42		900	1,000,975
PacifiCorp:
3.60%, 4/01/24		5,835	5,901,181
5.75%, 4/01/37		1,575	1,891,892
6.25%, 10/15/37		3,824	4,830,767
Progress Energy, Inc., 4.88%, 12/01/19		291	322,857

			33,804,077
Energy Equipment & Services — 0.6%
Transocean, Inc.:
6.00%, 3/15/18		8,225	9,146,768
6.50%, 11/15/20		3,106	3,487,811
6.80%, 3/15/38		1,555	1,677,467

			14,312,046
Food & Staples Retailing — 0.1%
CVS Caremark Corp., 5.30%, 12/05/43		579	639,114
Wal-Mart Stores, Inc., 4.00%, 4/11/43		2,526	2,351,072

			2,990,186
Food Products — 0.1%
Mondelez International, Inc., 2.25%, 2/01/19		2,715	2,690,171
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 10/01/18		2,902	2,923,904
Medtronic, Inc., 3.63%, 3/15/24		1,370	1,375,621

			4,299,525
Health Care Providers & Services — 0.5%
Aetna, Inc., 4.75%, 3/15/44		598	606,928
Coventry Health Care, Inc., 5.45%, 6/15/21		3,039	3,485,058
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,255	1,271,425
WellPoint, Inc.:
1.88%, 1/15/18		4,213	4,181,453
2.30%, 7/15/18		3,299	3,308,128

			12,852,992
Independent Power and Renewable Electricity Producers — 0.3%
IPALCO Enterprises, Inc., 5.00%, 5/01/18		7,350	7,772,625
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 3/11/44		1,590	1,614,666
Insurance — 1.9%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	1,700	2,712,337
American International Group, Inc.:
3.80%, 3/22/17	USD	7,522	8,047,788
5.45%, 5/18/17		3,143	3,507,406
3.38%, 8/15/20		3,958	4,040,691
4.13%, 2/15/24		2,452	2,503,916
Genworth Holdings, Inc., 7.63%, 9/24/21		1,940	2,389,865
Manulife Financial Corp., 3.40%, 9/17/15		3,641	3,773,937
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)		3,625	3,658,053
Prudential Financial, Inc.:
4.75%, 9/17/15		3,112	3,287,651
7.38%, 6/15/19		2,294	2,810,723
5.38%, 6/21/20		2,878	3,260,883
4.50%, 11/15/20		4,016	4,354,517
XLIT Ltd.:
2.30%, 12/15/18		1,323	1,312,376
5.25%, 12/15/43		502	532,056

			46,192,199

Corporate Bonds	Par (000)		Value
IT Services — 0.3%
International Business Machines Corp., 3.63%, 2/12/24	USD	3,917	$3,949,456
MasterCard, Inc.:
2.00%, 4/01/19		2,356	2,345,824
3.38%, 4/01/24		1,514	1,511,528

			7,806,808
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		6,315	6,288,591
5.30%, 2/01/44		318	342,697

			6,631,288
Media — 1.7%
CBS Corp.:
4.63%, 5/15/18		1,487	1,617,046
8.88%, 5/15/19		3,319	4,255,247
5.75%, 4/15/20		1,187	1,348,273
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		1,864	2,641,653
Comcast Corp.:
5.88%, 2/15/18		3,710	4,248,002
4.65%, 7/15/42		2,247	2,241,221
4.75%, 3/01/44		740	751,124
COX Communications, Inc., 8.38%, 3/01/39 (a)		2,666	3,497,573
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		1,280	1,350,481
5.00%, 3/01/21		1,659	1,783,712
3.80%, 3/15/22		1,992	1,971,162
5.15%, 3/15/42		2,326	2,198,979
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24		259	258,513
NBCUniversal Media LLC:
5.15%, 4/30/20		4,105	4,637,566
4.45%, 1/15/43		2,719	2,630,491
News America, Inc., 7.63%, 11/30/28		773	984,374
TCI Communications, Inc., 7.88%, 2/15/26		2,310	3,059,814

			39,475,231
Metals & Mining — 0.3%
BHP Billiton Finance USA Ltd.:
3.85%, 9/30/23		1,989	2,037,627
5.00%, 9/30/43		1,259	1,332,251
Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23		1,935	1,850,195
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		1,594	1,517,161

			6,737,234
Multi-Utilities — 0.6%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		2,870	2,943,555
CMS Energy Corp.:
3.88%, 3/01/24		928	940,234
4.88%, 3/01/44		2,098	2,137,499
Dominion Gas Holdings LLC, 4.80%, 11/01/43 (a)		318	324,268
Dominion Resources, Inc., 1.95%, 8/15/16		4,945	5,038,233
Pacific Gas & Electric Co., 4.75%, 2/15/44		843	852,946
PG&E Corp., 2.40%, 3/01/19		1,198	1,190,202
Virginia Electric and Power Co., 3.45%, 2/15/24		485	484,000

			13,910,937
Oil, Gas & Consumable Fuels — 3.3%
Apache Corp.:
4.75%, 4/15/43		969	974,114
4.25%, 1/15/44		1,760	1,650,766

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
BP Capital Markets PLC:
2.24%, 5/10/19	USD	4,480	$4,453,344
3.25%, 5/06/22		2,085	2,067,453
2.75%, 5/10/23		4,001	3,752,494
3.81%, 2/10/24		2,685	2,709,012
Energy Transfer Partners LP, 5.95%, 10/01/43		1,660	1,786,341
EOG Resources, Inc., 2.45%, 4/01/20		3,941	3,925,374
Exxon Mobil Corp., 1.82%, 3/15/19		6,780	6,731,448
Husky Energy, Inc., 4.00%, 4/15/24		1,930	1,962,764
Kerr-McGee Corp., 6.95%, 7/01/24		2,050	2,485,809
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		515	512,968
4.15%, 2/01/24		6,652	6,612,208
Murphy Oil Corp., 2.50%, 12/01/17		4,463	4,536,769
Noble Energy, Inc.:
8.25%, 3/01/19		2,046	2,547,696
6.00%, 3/01/41		2,492	2,847,795
5.25%, 11/15/43		2,574	2,686,587
Schlumberger Investment SA, 3.65%, 12/01/23		1,539	1,560,968
Shell International Finance BV:
2.00%, 11/15/18		4,242	4,254,739
4.55%, 8/12/43		4,112	4,250,151
Total Capital International SA, 3.70%, 1/15/24		2,080	2,118,559
TransCanada PipeLines Ltd.:
3.75%, 10/16/23		1,962	1,976,966
4.63%, 3/01/34		1,510	1,543,379
Western Gas Partners LP, 5.38%, 6/01/21		4,216	4,622,439
The Williams Cos., Inc.:
7.88%, 9/01/21		1,561	1,854,676
3.70%, 1/15/23		2,113	1,917,514
Williams Partners LP, 5.40%, 3/04/44		1,406	1,442,736

			77,785,069
Paper & Forest Products — 0.4%
International Paper Co., 4.75%, 2/15/22		8,319	8,994,902
Pharmaceuticals — 0.6%
AbbVie, Inc., 4.40%, 11/06/42		2,837	2,775,406
Actavis, Inc.:
3.25%, 10/01/22		2,870	2,751,392
4.63%, 10/01/42		2,837	2,711,122
Bristol-Myers Squibb Co., 4.50%, 3/01/44		3,397	3,415,656
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		1,602	1,604,663

			13,258,239
Real Estate Investment Trusts (REITs) — 0.2%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 3.00%, 2/06/19 (a)		3,165	3,150,580
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		867	843,916

			3,994,496
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		1,453	1,371,370
3.75%, 4/01/24		510	511,473

			1,882,843
Technology Hardware, Storage & Peripherals — 0.1%
Hewlett-Packard Co., 3.75%, 12/01/20		2,905	2,950,914
Tobacco — 0.3%
Altria Group, Inc., 4.00%, 1/31/24		1,693	1,696,208
Philip Morris International, Inc.:
1.88%, 1/15/19		3,656	3,608,523

Corporate Bonds	Par (000)		Value
Tobacco (concluded)
4.88%, 11/15/43	USD	1,198	$1,235,942

			6,540,673
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		6,670	6,863,430
Total Corporate Bonds — 24.7%			583,506,421

Foreign Agency Obligations
Nexen Energy ULC, 5.88%, 3/10/35		220	240,101
Petrobras Global Finance BV, 6.25%, 3/17/24		5,960	6,140,356
Petrobras International Finance Co., 3.88%, 1/27/16		14,340	14,726,305
Petroleos Mexicanos, 3.50%, 1/30/23		3,015	2,837,115
Statoil ASA, 2.90%, 11/08/20		5,305	5,352,146
Total Foreign Agency Obligations — 1.2%			29,296,023

Foreign Government Obligations
Brazil — 0.2%
Federative Republic of Brazil, 4.25%, 1/07/25		4,550	4,402,125
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		3,115	3,083,850
Indonesia — 0.2%
Indonesia Government International Bond, 5.38%, 10/17/23		4,325	4,487,187
Mexico — 0.3%
United Mexican States, 4.00%, 10/02/23		7,610	7,686,100
Peru — 0.1%
Peruvian Government International Bond, 7.35%, 7/21/25		1,745	2,244,506
Turkey — 0.3%
Turkey Government International Bond, 5.75%, 3/22/24		5,470	5,658,715
Total Foreign Government Obligations — 1.2%			27,562,483

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.4%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.79%, 10/25/34 (b)		300	298,595
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 0.69%, 2/25/35 (b)		879	823,374
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		5,906	5,842,429
Series 2011-4R, Class 5A1, 2.54%, 5/27/36 (a)(b)		7,996	7,631,094
Series 2011-4R, Class 6A1, 2.62%, 5/27/36 (a)(b)		1,308	1,285,064
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (b)		1,555	1,413,996
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.42%, 10/25/35 (b)		6,318	5,593,135
Series 2006-2, Class A1, 0.33%, 12/25/36 (b)		1,197	1,034,851

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
MortgageIT Trust, Series 2004-1, Class A1, 0.93%, 11/25/34 (b)	USD	1,945	$1,872,146
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.37%, 2/25/46 (b)		3,843	1,787,483
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 2.49%, 11/25/34 (b)		5,336	5,292,481

			32,874,648
Commercial Mortgage-Backed Securities — 10.1%
BAMLL Commercial Mortgage Securities Trust, Series 2012-CLRN, Class A, 1.31%, 8/15/29 (a)(b)		2,484	2,485,565
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		514	540,321
Series 2007-3, Class A1A, 5.60%, 6/10/49 (b)		7,236	7,844,058
Series 2007-3, Class A4, 5.60%, 6/10/49 (b)		1,565	1,723,926
Series 2007-3, Class AM, 5.60%, 6/10/49 (b)		3,840	4,234,706
BB-UBS Trust, Series 2012-TFT, Class A, 2.89%, 6/05/30 (a)		4,480	4,270,659
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW14, Class A1A, 5.19%, 12/11/38		6,243	6,821,405
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		4,364	4,743,295
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		4,363	4,825,628
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class A3, 3.75%, 3/10/47		1,965	1,984,624
Series 2014-GC19, Class A4, 4.02%, 3/10/47		2,990	3,079,476
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		540	603,749
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.01%, 12/10/49 (b)		3,730	4,132,075
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		4,316	4,722,325
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,050	2,200,812
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		3,460	3,284,543
Series 2013-FL3, Class A, 1.67%, 10/13/16 (a)(b)		5,180	5,211,422
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		4,440	4,320,156
Series 2014-CR14, Class B, 4.62%, 2/10/47 (b)		2,295	2,395,477
Series 2014-UBS2, Class A5, 3.96%, 3/10/47		2,145	2,200,656
Credit Suisse Commercial Mortgage Trust:
Series 2007-C4, Class A3, 5.97%, 9/15/39 (b)		920	923,988
Series 2008-C1, Class A2, 6.03%, 2/15/41 (b)		2,796	2,857,190
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		3,830	3,925,394

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.97%, 9/15/39 (a)(b)	USD	10,710	$11,662,729
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.72%, 6/17/49 (a)(b)		2,750	2,961,387
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		3,348	3,347,885
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		3,272	3,282,478
Extended Stay America Trust:
Series 2013-ESFL, Class CFL, 1.66%, 12/05/31 (a)(b)		6,000	5,997,162
Series 2013-ESH5, Class C5, 2.67%, 12/05/31 (a)		2,460	2,436,982
Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,485	3,457,657
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49		7,153	7,154,530
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		2,520	2,768,638
Series 2007-GG9, Class A2, 5.38%, 3/10/39		10,219	10,379,802
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)		830	840,646
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		1,925	1,958,237
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		1,191	1,190,037
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)		2,390	2,553,340
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		2,445	2,568,763
Series 2007-CB18, Class A3, 5.45%, 6/12/47		181	184,371
Series 2007-CB20, Class AM, 5.90%, 2/12/51 (b)		4,748	5,362,669
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (b)		3,383	3,384,938
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		7,845	8,808,526
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		6,485	7,142,464
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		3,212	3,422,703
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.87%, 7/15/44 (b)		3,345	3,735,937
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		2,760	2,854,513
Series 2007-C7, Class AM, 6.15%, 9/15/45 (b)		1,815	2,069,185
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)		3,765	3,956,687
Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		2,369	2,520,421
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.58%, 4/12/49 (b)		2,037	2,080,143

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44	USD	8,666	$9,511,382
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,350	2,558,779
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		2,464	2,703,805
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (b)		6,400	6,984,237
Morgan Stanley Re-REMIC Trust:
Series 2010-GG10, Class A4B, 5.82%, 8/15/45 (a)(b)		945	1,039,936
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		1,093	1,109,760
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		1,702	1,708,046
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		2,420	2,382,490
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		4,044	4,053,922
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.95%, 2/16/51 (a)(b)		4,796	5,079,809
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class B, 5.24%, 7/15/42 (b)		6,610	6,809,516
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		3,376	3,378,248
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45		5,200	5,038,259

			239,772,469
Interest Only Commercial Mortgage-Backed Securities — 1.7%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		65,905	3,639,867
Citigroup Commercial Mortgage Trust:
Series 2013-GC15, Class XA, 1.30%, 9/10/46 (b)		13,401	968,503
Series 2013-SMP, Class XA, 0.80%, 1/12/30 (a)(b)		87,221	2,291,379
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.22%, 5/15/45 (b)		21,520	2,508,746
Series 2013-CR6, Class XA, 1.55%, 3/10/46 (b)		49,238	3,650,047
Series 2013-LC6, Class XA, 1.79%, 1/10/46 (b)		55,001	5,155,712
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.13%, 6/20/29 (a)(b)		3,118	6,361
Series 1997-C2, Class AX, 0.28%, 1/17/35 (b)		762	250
GS Mortgage Securities Corp. II:
Series 2013-KING, Class XA, 0.73%, 12/10/27 (a)(b)		36,868	1,287,718
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		43,080	1,655,263
GS Mortgage Securities Corp. Trust, Series 2014-GC20, Class XA, 1.23%, 4/10/47		6,860	552,210
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class XA, 1.18%, 2/15/47 (b)		6,870	491,902
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class XA, 2.00%, 6/15/45 (b)		19,965	1,911,390

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2013-LC11, Class XA, 1.58%, 4/15/46 (b)	USD	22,798	$2,137,347
Series 2013-LC11, Class XB, 0.59%, 4/15/46 (b)		4,040	176,665
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.74%, 2/15/46 (b)		18,671	1,800,798
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.82%, 5/25/36 (a)(b)		4,443	68,875
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.82%, 12/15/45 (a)(b)		32,683	3,435,149
Series 2013-C12, Class XA, 1.52%, 3/15/48 (a)(b)		51,591	4,523,179
Series 2013-C15, Class XA, 0.71%, 8/15/46 (b)		34,652	1,425,221
Series 2014-LC14, Class XA, 1.48%, 3/15/47 (b)		16,813	1,532,900

			39,219,482
Total Non-Agency Mortgage-Backed Securities — 13.2%			311,866,599

Preferred Securities
Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.23%, 6/01/77 (b)(e)		644	528,080
Diversified Financial Services — 0.1%
JPMorgan Chase & Co., Series S, 6.75% (b)(e)		897	944,093
Insurance — 0.4%
American International Group, Inc., 8.18% (b)(e)		2,301	3,022,939
MetLife Capital Trust IV, 7.88% (a)(e)		1,392	1,642,560
XL Group PLC, 6.50% (b)(e)		5,757	5,663,449

			10,328,948
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(e)		2,910	2,939,100
Total Capital Trusts — 0.6%			14,740,221

Preferred Stocks		Shares
Capital Markets — 0.1%
State Street Corp., 5.90%		39,934	1,033,891
Electric Utilities — 0.0%
SCE Trust III, 5.75%		13,757	352,179
Total Preferred Stocks — 0.1%			1,386,070

Trust Preferreds
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		121,685	3,375,542
Total Preferred Securities — 0.8%			19,501,833

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Project Loans	Par (000)		Value
Federal Housing Authority:
USGI Project, Series 56, 7.46%, 1/01/23	USD	30	$29,190
USGI Project, Series 87, 7.43%, 10/01/22		57	56,100
Total Project Loans — 0.0%			85,290

Taxable Municipal Bonds
Los Angeles Community College District/CA GO, 6.60%, 8/01/42		595	792,451
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		610	790,822
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		515	587,100
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		749	1,051,476
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43		4,120	4,622,764
5.50%, 6/15/43		4,935	5,592,490
New York City Water & Sewer System RB, 5.88%, 6/15/44		590	708,366
New York State Dormitory Authority RB, 5.39%, 3/15/40		575	656,006
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		980	1,032,606
State of California GO, 7.60%, 11/01/40		2,770	3,901,074
State of Illinois GO, 5.10%, 6/01/33		2,650	2,616,477
University of California RB, 4.86%, 5/15/12		555	525,907
Total Taxable Municipal Bonds — 1.0%			22,877,539

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.3%
Fannie Mae, 6.63%, 11/15/30		1,500	2,061,129
Federal Farm Credit Bank, 2.63%, 4/17/14		14,000	14,015,862
Freddie Mac:
3.75%, 3/27/19 (f)		10,765	11,741,956
5.50%, 8/23/17		3,500	4,000,752
FREMF Mortgage Trust:
Series 2012-K706, Class C, 4.02%, 11/25/44 (a)(b)		675	675,203
Series 2012-K711, Class B, 3.56%, 8/25/45 (b)		3,495	3,499,177
Series 2013-K712, Class B, 3.37%, 12/25/19 (a)		7,930	7,826,284
Resolution Funding Corp. Interest Strip:
0.00%, 10/15/18 (g)		4,575	4,235,389
0.00%, 7/15/18 (g)		4,575	4,248,555
Small Business Administration Participation Certificates:
Series 1996-20B, Class 1, 6.38%, 2/01/16		114	118,070
Series 1996-20H, 7.25%, 8/01/16		85	88,299
Series 1996-20J, 7.20%, 10/01/16		84	87,305
Series 1996-20K, 6.95%, 11/01/16		245	255,884
Series 1997-20B, Class 1, 7.10%, 2/01/17		218	229,131
Series 1997-20F, Class 1, 7.20%, 6/01/17		59	62,732
Series 1997-20G, Class 1, 6.85%, 7/01/17		383	401,710

			53,547,438

U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32	USD	376	$384,749
Series 2004-88, Class HA, 6.50%, 7/25/34		384	400,157
Series 2005-29, Class AT, 4.50%, 4/25/35		181	190,028
Series 2005-29, Class WB, 4.75%, 4/25/35		892	955,315
Series 2005-48, Class AR, 5.50%, 2/25/35		1,006	1,092,658
Series 2005-62, Class CQ, 4.75%, 7/25/35		944	1,000,986
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		1,402	1,562,263
Series 2996, Class MK, 5.50%, 6/15/35		36	39,519

			5,625,675
Commercial Mortgage-Backed Securities — 0.8%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		17,096	19,451,107
Interest Only Commercial Mortgage-Backed Securities — 0.9%
Fannie Mae:
Series 2013-M4, Class X1, 3.93%, 2/25/18 (b)		49,748	6,177,191
Series 2013-M5, Class X2, 2.39%, 1/25/21		11,654	1,466,036
Freddie Mac:
Series K019, Class X1, 1.74%, 3/25/22 (b)		9,728	1,034,935
Series K021, Class X1, 1.51%, 6/25/22 (b)		12,746	1,223,956
Series K025, Class X1, 0.90%, 10/25/22		39,242	2,353,017
Series K027, Class X1, 0.84%, 1/25/23 (b)		69,588	3,933,112
Series K707, Class X1, 1.56%, 1/25/47 (b)		21,526	1,352,686
Series K710, Class X1, 1.78%, 5/25/19 (b)		16,382	1,262,132
Ginnie Mae, Series 2012-120, Class IO, 1.02%, 2/16/53 (b)		21,430	1,544,191

			20,347,256
Mortgage-Backed Securities — 47.2%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		4,516	4,655,206
2.42%, 12/01/34 (b)		822	880,642
2.50%, 9/01/27		39,448	39,549,137
3.00%, 4/01/29-4/01/44 (h)		113,718	111,122,575
3.01%, 3/01/41 (b)		1,069	1,132,154
3.14%, 3/01/41 (b)		1,310	1,380,410
3.22%, 12/01/40 (b)		2,468	2,594,940
3.35%, 6/01/41 (b)		5,549	5,844,638
3.50%, 4/01/28-4/01/44 (b)(h)		100,422	103,202,874
4.00%, 1/01/25-4/01/44 (h)		168,269	175,517,814
4.50%, 2/01/25-4/01/44 (h)		70,371	75,244,309
4.76%, 8/01/38 (b)		512	540,805
5.00%, 11/01/32-4/01/44 (h)		42,370	46,320,576
5.50%, 4/01/14-4/01/44 (h)		26,697	29,578,118
6.00%, 5/01/16-4/01/44 (h)		43,488	48,585,723
6.50%, 5/01/40		8,727	9,789,388
7.00%, 12/01/15-6/01/32		92	98,433
Freddie Mac Mortgage-Backed Securities:
2.37%, 11/01/38 (b)		120	125,823

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)			Value
Mortgage-Backed Securities (concluded)
2.50%, 4/01/29 (h)	USD	2,300		$2,298,922
3.00%, 4/01/29-7/01/43 (h)		56,027		54,785,319
3.03%, 2/01/41 (b)		2,055		2,177,553
3.50%, 4/01/29-2/01/44 (h)		40,624		41,257,768
4.00%, 4/01/29-4/01/44 (h)		50,600		52,637,305
4.50%, 9/01/43-4/01/44 (h)		29,661		31,638,752
5.00%, 7/01/35-4/01/44 (h)		28,944		31,458,433
5.50%, 4/01/14-4/01/44 (h)		14,483		15,879,517
6.00%, 4/01/14-12/01/32		877		914,379
6.50%, 7/01/17		19		20,150
8.00%, 11/01/22-10/01/25		5		4,954
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/44 (h)		41,300		40,609,514
3.50%, 2/15/42-4/15/44 (h)		54,602		55,750,371
4.00%, 2/20/44-4/15/44 (h)		41,189		43,327,552
4.50%, 5/20/41-2/15/42		55,267		59,729,904
5.00%, 12/15/38-4/15/44 (h)		25,866		28,334,825
5.50%, 3/15/32-11/15/33		16		17,274
6.00%, 12/15/36		309		348,151
7.50%, 11/15/29		—	(i)	488
9.00%, 7/15/18		—	(i)	508

				1,117,355,204
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%, 3/25/19 (g)		19		18,298
Total U.S. Government Sponsored Agency Securities — 51.4%				1,216,344,978

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.63%, 2/15/44 (f)		99,234		100,380,838
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		11,065		9,642,112
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23 (f)		5,902		5,710,990
0.63%, 1/15/24 (f)		47,634		47,797,337
U.S. Treasury Notes:
0.38%, 3/31/16 (f)		187,485		187,279,891
0.75%, 3/15/17 (f)		150,130		149,567,013
1.63%, 3/31/19 (f)		185,370		184,428,691
2.00%, 2/28/21 (f)		68,505		67,204,501
2.25%, 3/31/21		92,135		91,789,494
2.75%, 2/15/24		18,405		18,445,370
Total U.S. Treasury Obligations — 36.5%				862,246,237

			Value
Total Long-Term Investments (Cost — $3,533,749,938) — 150.1%			$3,549,855,836

Options Purchased
(Cost — $1,809,012) — 0.0%			748,453
Total Investments Before TBA Sale Commitments and Options Written
(Cost — $3,535,558,950) — 150.1%			3,550,604,289

TBA Sale Commitments (h)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/29	USD	500	(499,609)
3.00%, 4/01/29-4/01/44		50,900	(49,163,669)
3.50%, 4/01/29-4/01/44		34,900	(36,547,969)
4.00%, 4/01/29-4/01/44		69,500	(72,553,918)
4.50%, 4/01/29-4/01/44		31,600	(33,654,768)
5.00%, 4/01/44		30,500	(33,252,149)
5.50%, 10/01/43-4/01/44		6,700	(7,397,262)
6.00%, 4/01/44		24,500	(27,290,840)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/44		13,200	(12,722,016)
3.50%, 4/01/44		7,500	(7,536,328)
4.00%, 4/01/44		13,800	(14,315,883)
4.50%, 4/01/44		4,700	(5,009,906)
5.00%, 4/01/44		9,500	(10,321,602)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/44		10,800	(11,017,687)
4.00%, 4/15/44		4,900	(5,148,828)
4.50%, 4/15/44		24,600	(26,515,860)
5.00%, 4/15/44		7,800	(8,508,297)
Total TBA Sale Commitments (Proceeds — $361,524,957) — (15.3)%			(361,456,591)

Options Written
(Premiums Received — $ 428,647) — (0.0)%			(356,637)
Total Investments Net of TBA Sale Commitments and Options Written — 134.8%			3,188,791,061
Liabilities in Excess of Other Assets — (34.8)%			(823,539,467)

Net Assets — 100.0%			$2,365,251,594

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Zero-coupon bond.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$982,246	$(4,723)
Citigroup Global Markets, Inc.	$(3,355,000)	$18,000
Credit Suisse Securities (USA) LLC	$4,007,524	$(43,038)
Deutsche Bank Securities, Inc.	$85,233,461	$(258,539)
Goldman Sachs & Co.	$(59,033,833)	$(114,008)
J.P. Morgan Securities LLC	$(56,748,292)	$(7,190)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$78,396,606	$(206,443)
Morgan Stanley & Co. LLC	$7,380,609	$(55,399)
Nomura Securities International, Inc.	$(23,261,954)	$17,984
RBC Capital Markets, LLC	$(1,559,062)	$(5,039)
RBS Securities, Inc.	$(2,621,094)	$14,062
Wells Fargo Securities LLC	$(21,150,547)	$50,773

(i)	Par is less than $500.

•

Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (the “1940 Act”), as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$995

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.08%	3/12/14	Open	$80,481,250	$80,484,778
BNP Paribas Securities Corp.	(1.25)%	3/18/14	Open	11,908,781	11,908,781
Morgan Stanley & Co. LLC	0.08%	3/27/14	Open	101,351,250	101,352,139
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.06%	3/27/14	4/03/14	21,697,500	21,697,655
BNP Paribas Securities Corp.	0.08%	3/31/14	4/01/14	187,250,644	187,251,060
Deutsche Bank Securities, Inc.	(0.03)%	3/31/14	4/01/14	149,379,350	149,379,350
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.05%	3/31/14	4/01/14	184,211,438	184,211,693
RBC Capital Markets LLC	0.12%	3/31/14	Open	39,939,900	39,940,031
RBC Capital Markets LLC	0.13%	3/31/14	Open	30,150,000	30,150,108
Total				$806,370,113	$806,375,595

[1]	Rate shown is as of report date.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
515	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2014	USD	68,607,656	$293,639
(347)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	USD	76,188,188	99,935
(1,367)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	USD	162,608,922	738,617
(1,973)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	243,665,500	1,536,000
(304)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2014	USD	43,918,500	(150,309)
(145)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	35,831,312	43,445
Total						$2,561,327

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,526,000	USD	2,062,650	The Bank of New York Mellon	4/22/14	$39,549
EUR	5,562,000	USD	7,724,283	The Bank of New York Mellon	4/22/14	(62,141)
USD	2,772,066	AUD	3,000,000	Westpac Banking Corp.	4/22/14	(5,952)
AUD	6,665,000	USD	6,019,168	Bank of America N.A.	6/18/14	128,302
INR	339,472,320	USD	5,456,000	UBS AG	6/18/14	120,143
PLN	9,333,610	EUR	2,195,000	Credit Suisse International	6/18/14	47,584
USD	5,876,561	AUD	6,605,000	Bank of America N.A.	6/18/14	(215,568)
USD	11,295,000	CAD	12,607,524	Royal Bank of Scotland PLC	6/18/14	(87,752)
USD	2,710,000	INR	166,041,700	Deutsche Bank AG	6/18/14	(17,387)
USD	5,960,000	JPY	609,804,552	BNP Paribas S.A.	6/18/14	49,415
USD	23,153,000	JPY	2,376,340,569	Credit Suisse International	6/18/14	120,107
USD	6,030,000	KRW	6,486,531,300	UBS AG	6/18/14	(39,477)
Total						$76,823

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	12/12/14	1,316	$666,225

•	OTC options purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
AUD Currency	Deutsche Bank AG	Put	USD	0.87	4/10/14	AUD	68,904	$38

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	11.85%	Receive	1-day Overnight Brazil CETIP Interbank Deposit	7/01/14	BRL	31,650	$24,845
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/05/14	JPY	2,768,000	21,326
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/06/14	JPY	1,380,000	10,970
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.10%	Pay	6-month JPY LIBOR	6/09/14	JPY	2,882,000	25,049
Total									$82,190

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 3-Year Mid-Curve	Put	USD	96.38	12/12/14	652	$(273,025)

•	OTC interest rate swaptions written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/05/14	JPY	2,768,000	$(3,248)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	OTC interest rate swaptions written as of March 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/06/14	JPY	1,380,000	$(1,618)
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.40%	Receive	6-month JPY LIBOR	6/09/14	JPY	2,882,000	(4,138)
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	12.75%	Receive	1-day Overnight Brazil CETIP Interbank Deposit	7/01/14	BRL	37,460	(74,608)
Total									$(83,612)

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	2,530	$8,053
1.70%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	137,130	(115,029)
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	N/A	11/25/23	JPY	1,356,895	(56,289)
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	N/A	11/28/23	JPY	1,480,250	(22,760)
Total							$(186,025)

[1] Fund pays the fixed rate and receives the floating rate.
[2] Forward swap.

•	OTC credit default swaps – sold protection outstanding as of March 31, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/19	BBB-	USD	3,202	$(85,201)	$(62,668)	$(22,533)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	2,755	(73,317)	(69,300)	(4,017)
CDX.EM Series 21 Version 1	5.00%	Citibank N.A.	6/20/19	BB+	USD	2,385	225,542	188,782	36,760
Barrick Gold Corp.	1.00%	Goldman Sachs Bank USA	6/20/21	BBB+	USD	2,244	(196,994)	(191,261)	(5,733)
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	3,790	(60,335)	(528,775)	468,440
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	400	(18,838)	(38,799)	19,961
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB-	USD	5,000	(235,472)	(466,023)	230,551
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,000	(47,094)	(98,224)	51,130
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	1,820	(101,053)	(266,299)	165,246
Total							$(592,762)	$(1,532,567)	$939,805

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC Interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.74%[1]	28-day Mexican Interbank Rate	Credit Suisse International	2/09/15[2]	2/08/16	MXN	86,195	$11,525	—	$11,525
4.74%[1]	28-day Mexican Interbank Rate	Deutsche Bank AG	2/09/15[2]	2/08/16	MXN	119,447	15,534	—	15,534
4.71%[1]	28-day Mexican Interbank Rate	Deutsche Bank AG	2/11/15[2]	2/10/16	MXN	204,457	22,006	—	22,006
4.74%[1]	28-day Mexican Interbank Rate	Bank of America N.A.	3/19/15[2]	3/17/16	MXN	179,755	9,948	—	9,948

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

•	OTC Interest rate swaps outstanding as of March 31, 2014 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.28%[3]	3-month WIBOR	JPMorgan Chase Bank N.A.	3/26/15	[2]	3/26/16	PLN	20,630	$(950)	—	$(950)
3.27%[3]	3-month LIBOR	Deutsche Bank AG	N/A		5/16/21	USD	8,580	(607,984)	—	(607,984)
Total								$(549,921)	—	$(549,921)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Forward swap.

[3]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$452,368,696	$24,199,737	$476,568,433
Corporate Bonds	—	583,506,421	—	583,506,421
Foreign Agency Obligations	—	29,296,023	—	29,296,023
Foreign Government Obligations	—	27,562,483	—	27,562,483
Non-Agency Mortgage-Backed Securities	—	307,284,161	4,582,438	311,866,599
Preferred Securities	$4,761,612	14,740,221	—	19,501,833
Project Loans	—	—	85,290	85,290
Taxable Municipal Bonds	—	22,877,539	—	22,877,539
U.S. Government Sponsored Agency Securities	—	1,216,344,978	—	1,216,344,978
U.S. Treasury Obligations	—	862,246,237	—	862,246,237
Options Purchased:
Foreign Currency Exchange Contracts	—	38	—	38
Interest Rate Contracts	666,225	82,190	—	748,415
Liabilities:
Investments:
TBA Sale Commitments	—	(361,456,591)	—	(361,456,591)
Total	$5,427,837	$3,154,852,396	$28,867,465	$3,189,147,698

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	25

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts.	—	$972,088	—	$972,088
Foreign currency exchange contracts	—	505,100	—	505,100
Interest rate contracts	$2,711,636	67,066	—	2,778,702
Liabilities:
Credit contracts	—	(32,283)	—	(32,283)
Foreign currency exchange contracts	—	(428,277)	—	(428,277)
Interest rate contracts	(423,334)	(886,624)	—	(1,309,958)
Total	$2,288,302	$197,070	—	$2,485,372

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$8,815,800	—	—	$8,815,800
Foreign currency at value	1,131,120	—	—	1,131,120
Cash pledged for financial futures contracts	4,953,000	—	—	4,953,000
Cash pledged as collateral for OTC derivatives	1,210,000	—	—	1,210,000
Cash pledged for centrally cleared swaps	1,850,000	—	—	1,850,000
Liabilities:
Reverse repurchase agreements	—	$(806,375,595)	—	(806,375,595)
Total	$17,959,920	$(806,375,595)	—	$(788,415,675)

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2013	$134,385,224	$6,310,520	$10,315,901	$87,365	$151,099,010
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[1]	(75,495,924)	—	(5,241,247)	—	(80,737,171)
Accrued discounts/premiums	7,092	—	2,376	(172)	9,296
Net realized gain (loss)	(58,015)	—	1,966	3	(56,046)
Net change in unrealized appreciation/depreciation[2,3]	(27,491)	9,480	60,597	23,466	66,052
Purchases	—	—	504,264	—	504,264
Sales	(34,611,149)	(6,320,000)	(1,061,419)	(25,372)	(42,017,940)
Closing Balance, as of March 31, 2014	$24,199,737	—	$4,582,438	$85,290	$28,867,465

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[3]	$(60,041)	—	$60,597	$23,466	$24,022

[1]

As of September 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2014, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $80,737,171 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments March 31, 2014 (Unaudited)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACAS CLO Ltd., Series 2013-1A, Class D, 3.84%, 4/20/25 (a)(b)	USD	3,000	$2,910,000
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.89%, 4/15/24 (a)(b)		3,500	3,417,927
ALM V Ltd., Series 2012-5A, Class D, 5.74%, 2/13/23 (a)(b)		9,245	9,188,402
ALM VII Ltd.:
Series 2013-7R2A, Class B, 2.84%, 4/24/24 (a)(b)		4,000	3,925,358
Series 2013-7RA, Class C, 3.69%, 4/24/24 (a)(b)		14,150	13,686,064
Series 2013-7RA, Class D, 5.24%, 4/24/24 (a)(b)		5,175	4,967,109
ALM VIII Ltd.:
Series 2013-8A, Class A1A, 1.69%, 1/20/26 (a)(b)		10,000	9,975,523
Series 2013-8A, Class B, 2.99%, 1/20/26 (a)(b)		2,300	2,265,726
Series 2013-8A, Class C, 3.44%, 1/20/26 (a)(b)		2,800	2,655,951
Series 2013-8A, Class D, 4.74%, 1/20/26 (a)(b)		2,400	2,184,219
Apidos CDO XVI:
Series 2013-16A, Class A1, 1.71%, 1/19/25 (a)(b)		25,000	24,862,500
Series 2013-16A, Class B, 3.06%, 1/19/25 (a)(b)		4,000	3,976,000
Series 2013-16A, Class C, 3.51%, 1/19/25 (a)(b)		4,500	4,274,716
Series 2013-16A, Class D, 4.76%, 1/19/25 (a)(b)		2,000	1,812,817
Apidos CLO XII, Series 2013-12A, Class D, 3.29%, 4/15/25 (a)(b)		1,000	950,162
ARES Enhanced Loan Investment Strategy II Ltd., Series 2005-2A, Class C1, 2.09%, 1/26/20 (a)(b)		2,750	2,691,834
Atlas Senior Loan Fund Ltd., Series 2013-2A, Class A3L, 2.94%, 2/17/26 (a)(b)		1,900	1,824,000
Atrium CDO Corp., Series 10A, Class D, 3.78%, 7/16/25 (a)(b)		1,000	967,434
Avery Point CLO Ltd., Series 2013-3A, Class E, 5.24%, 1/18/25 (a)(b)		2,000	1,862,444
Babson CLO Ltd., Series 2013-IIA, Class C, 3.49%, 1/18/25 (a)(b)		2,250	2,150,100
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.59%, 10/22/25 (a)(b)		2,750	2,624,875
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.74%, 7/15/24 (a)(b)		2,000	1,918,789
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.49%, 1/20/26 (a)(b)		2,700	2,543,466
BlueMountain CLO Ltd., Series 2013-1A, Class C, 3.64%, 5/15/25 (a)(b)		1,000	959,616
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.29%, 4/17/25 (a)(b)		1,000	939,652
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-1A, Class C, 4.24%, 2/14/25 (a)(b)		2,000	2,005,686
Series 2013-2A, Class D, 3.99%, 4/18/25 (a)(b)		2,250	2,202,678
Cavalry CLO II, Series 2A, Class D, 4.24%, 1/17/24 (a)(b)		1,000	990,267
Cent CLO LP, Series 2013-17A, Class C, 3.74%, 1/30/25 (a)(b)		1,000	965,455
Central Park CLO Ltd., Series 2011-1A, Class D, 3.44%, 7/23/22 (a)(b)		2,250	2,216,223

Asset-Backed Securities	Par (000)		Value
CFIP CLO Ltd., Series 2013-1A, Class D, 3.99%, 4/20/24 (a)(b)	USD	2,000	$1,925,887
CIFC Funding Ltd.:
Series 2012-1A, Class B1L, 5.49%, 8/14/24 (a)(b)		2,250	2,261,250
Series 2013-2A, Class B1L, 3.84%, 4/21/25 (a)(b)		1,750	1,707,275
Clear Lake CLO Ltd., Series 2006-1A, Class B, 0.94%, 12/20/20 (a)(b)		5,000	4,617,331
ColumbusNova CLO Ltd., Series 2006-1A, Class D, 1.79%, 7/18/18 (a)(b)		2,000	1,921,000
ECP CLO Ltd., Series 2013-5A, Class C, 3.74%, 1/20/25 (a)(b)		4,250	4,102,780
EXUMR, Series 2006-4X, Class E, 4.30%, 12/22/49 (b)(c)(d)		1,905	723,720
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.89%, 3/21/24 (a)(b)		3,850	3,746,490
Flatiron CLO Ltd.:
Series 2012-1A, Class C, 4.74%, 10/25/24 (a)(b)		1,650	1,659,096
Series 2013-1A, Class A1, 1.69%, 1/17/26 (a)(b)		10,000	9,976,130
Series 2013-1A, Class C, 3.84%, 1/17/26 (a)(b)		2,000	1,933,336
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 4.64%, 11/15/24 (a)(b)		1,000	1,002,779
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.54%, 4/25/25 (a)(b)		1,500	1,440,264
Gram, Series 2012-1X, Series D, 5.74%, 7/17/23 (b)		1,500	1,479,752
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.74%, 4/15/25 (a)(b)		2,000	1,910,084
ING Investment Management CLO Ltd., Series 2013-2A, Class C, 3.74%, 4/25/25 (a)(b)		1,250	1,203,038
ING Investment Management Co., Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		20,000	19,991,583
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.16%, 11/05/24 (a)(b)		4,000	3,986,353
Marine Park CLO Ltd., Series 2012-1A, Class D, 5.99%, 5/18/23 (a)(b)		2,500	2,493,045
Mill Creek CLO Ltd., Series 2011-1A, Class E, 6.99%, 1/20/22 (a)(b)		5,500	5,500,803
Mountain View CLO Ltd., Series 2013-1A, Class D, 3.54%, 4/12/24 (a)(b)		1,000	952,764
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class D, 3.49%, 10/15/25 (a)(b)		2,500	2,354,974
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class A, 1.75%, 4/15/26 (a)(b)		20,000	20,000,000
Series 2014-1A, Class C, 3.08%, 4/15/26 (a)(b)		2,400	2,367,792
Series 2014-1A, Class D, 3.73%, 4/15/26 (a)(b)		2,500	2,417,375
Series 2014-1A, Class F, 5.73%, 4/15/26 (a)(b)		1,950	1,770,522
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)(e)		2,600	2,405,000
Octagon Investment Partners XV Ltd.:
Series 2013-1A, Class D, 3.79%, 1/19/25 (a)(b)		5,935	5,796,836
Series 2013-1A, Class E, 4.99%, 1/19/25 (a)(b)		3,000	2,805,026

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	27

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.59%, 7/17/25 (a)(b)	USD	1,250	$1,205,777
Octagon Investment Partners XVII Ltd.:
Series 2013-1A, Class D, 3.44%, 10/25/25 (a)(b)		1,000	954,834
Series 2013-1A, Class E, 4.74%, 10/25/25 (a)(b)		1,000	914,013
OZLM Funding III Ltd.:
Series 2013-3A, Class A1, 1.57%, 1/22/25 (a)(b)		7,370	7,314,212
Series 2013-3A, Class B, 3.34%, 1/22/25 (a)(b)		4,500	4,473,944
OZLM Funding Ltd.:
Series 2012-2A, Class C, 4.59%, 10/30/23 (a)(b)		1,000	1,002,795
Series 2013-4A, Class C, 3.48%, 7/22/25 (a)(b)		2,000	1,886,055
Regatta Funding LP:
Series 2013-2A, Class C, 4.24%, 1/15/25 (a)(b)		2,750	2,734,430
Series 2013-2A, Class D, 5.74%, 1/15/25 (a)(b)		4,500	4,341,369
Regatta III Funding Ltd., Series 2014-1A, Class D, 5.14%, 4/15/26 (a)(b)		3,000	2,765,790
Sheridan Square CLO Ltd., Series 2013-1A, Class A1, 1.29%, 4/15/25 (a)(b)		18,000	17,589,491
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.14%, 7/15/25 (a)(b)		1,750	1,710,154
Sound Point CLO IV Ltd.:
Series 2013-3A, Class A, 1.65%, 1/21/26 (a)(b)		12,500	12,437,697
Series 2013-3A, Class B, 1.88%, 1/21/26 (a)(b)		3,750	3,594,516
Sudbury Mill CLO Ltd.:
Series 2013-1A, Class C, 3.24%, 1/17/26 (a)(b)		2,500	2,485,100
Series 2013-1A, Class D, 3.74%, 1/17/26 (a)(b)		5,000	4,802,213
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.84%, 7/28/21 (a)(b)		1,250	1,194,006
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.74%, 7/15/25 (a)(b)		2,250	2,176,823
West CLO Ltd., Series 2013-1A, Class C, 3.89%, 11/07/25 (a)(b)		2,500	2,423,345
Total Asset-Backed Securities — 2.2%			308,373,842

Common Stocks		Shares
Airlines — 0.3%
American Airlines Group, Inc. (c)		637,692	23,339,527
Delta Air Lines, Inc.		516,978	17,913,288
Southwest Airlines Co.		239,391	5,652,021

			46,904,836
Auto Components — 1.3%
The Goodyear Tire & Rubber Co.		7,236,737	189,095,938
Lear Corp.		10,350	866,502

			189,962,440
Banks — 0.5%
Citigroup, Inc.		1,347,180	64,125,768
Capital Markets — 1.1%
American Capital Ltd. (c)		9,132,000	144,194,280
E*Trade Financial Corp. (c)		414,700	9,546,394
Freedom Pay, Inc. (c)		314,534	3

			153,740,677

Common Stocks	Shares	Value
Chemicals — 0.5%
Advanced Emissions Solutions, Inc. (c)	310,220	$7,612,799
Huntsman Corp.	2,349,772	57,381,432

		64,994,231
Communications Equipment — 0.3%
Nokia OYJ (c)	5,430,721	39,861,492
Diversified Financial Services — 1.7%
Adelphia Recovery Trust, Series ACC-1 INT (c)	1,108,793	6,653
Adelphia Recovery Trust, Series ACC-4 INT (c)	34,394,678	103,184
Adelphia Recovery Trust, Series Arahova INT (c)	242,876	4,857
Adelphia Recovery Trust, Series Frontiervision INT (c)	131,748	1,331
Ally Financial, Inc. (c)	28,606	235,281,060

		235,397,085
Diversified Telecommunication Services — 0.1%
Broadview Networks Holdings, Inc. (c)	401,700	1,506,375
Level 3 Communications, Inc. (c)	200,160	7,834,262

		9,340,637
Electrical Equipment — 0.0%
Medis Technologies Ltd. (c)	852,625	8
Health Care Providers & Services — 0.0%
HealthSouth Corp.	2,202	79,118
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd. (c)	1,633,460	2,981,065
Insurance — 0.5%
American International Group, Inc.	1,407,295	70,378,823
Machinery — 0.0%
Reunion Industries, Inc. (c)	8,341	417
Media — 0.2%
CBS Outdoor Americas, Inc. (c)	30,668	897,039
Cengage Learning Acquisitions, Inc. (Thomson Learning) (c)	344,371	11,019,872
Clear Channel Outdoor Holdings, Inc., Class A	148,418	1,352,088
HMH Holdings (Education Media) (c)	326,824	6,312,115
Loral Space & Communications, Inc. (c)	90,995	6,436,076

		26,017,190
Metals & Mining — 0.1%
African Minerals Ltd. (c)	736,359	1,918,145
Peninsula Energy Ltd. (c)(f)	267,103,697	8,669,947

		10,588,092
Oil, Gas & Consumable Fuels — 0.4%
African Petroleum Corp. Ltd. (c)	1,853,832	481,390
Laricina Energy Ltd. (c)	376,471	12,130,165
Osum Oil Sands Corp. (c)	1,600,000	18,004,523
Project Calgary (c)	892,000	20,171,868

		50,787,946
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (c)	2,303,699	8,293,733
Ainsworth Lumber Co. Ltd. (c)	1,315,439	4,735,818
Ainsworth Lumber Co. Ltd. (c)	925,544	3,332,126
NewPage Corp.	122,280	10,271,520
Western Forest Products, Inc.	1,996,629	4,352,669

		30,985,866
Real Estate Investment Trusts (REITs) — 0.1%
Crown Castle International Corp.	283,049	20,883,355
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (c)	1,381	44,551

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Software — 0.1%
kCAD Holdings I Ltd. (c)		2,860,032,041	$17,903,801
Trading Companies & Distributors — 0.1%
HD Supply Holdings, Inc. (c)		800,930	20,944,319
Transportation Infrastructure — 0.5%
General Maritime Corp. (c)		4,054,054	74,999,999
Total Common Stocks — 8.0%			1,130,921,716

Corporate Bonds	Par (000)
Advertising — 0.0%
Checkout Holding Corp., 0.00%, 11/15/15 (a)(e)	USD	3,015	2,570,287
Aerospace & Defense — 0.3%
Bombardier, Inc., 4.25%, 1/15/16 (a)		19,693	20,480,720
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		3,915	4,208,625
7.13%, 3/15/21		13,100	14,459,125
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		7,557	8,114,329

			47,262,799
Air Freight & Logistics — 0.0%
CEVA Group PLC, 9.00%, 9/01/21 (a)		5,512	5,636,020
Airlines — 1.1%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		50,835	52,677,769
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		20,855	21,975,956
National Air Cargo Group, Inc.:
12.38%, 8/16/15		4,425	4,425,342
12.38%, 8/16/15		4,360	4,360,350
Scandinavian Airlines System Denmark-Norway-Sweden, 9.65%, 6/16/14	EUR	800	1,113,147
US Airways Pass-Through Trust, Series 2011-1, Class C, 10.88%, 10/22/14	USD	7,420	7,679,708
Virgin Australia Trust:
Series 2013-1C, 7.13%, 10/23/18 (a)		36,445	37,629,463
Series 2013-1D, 8.50%, 10/23/16 (a)		18,810	19,106,000

			148,967,735
Auto Components — 1.8%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	7,744	14,588,150
Delphi Corp.:
6.13%, 5/15/21	USD	3,210	3,571,125
5.00%, 2/15/23		5,470	5,798,200
Grupo Antolin Dutch BV, 4.75%, 4/01/21	EUR	4,737	6,599,053
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17 (a)	USD	1,790	1,807,900
4.88%, 3/15/19 (a)		61,491	62,567,093
6.00%, 8/01/20 (a)		35,621	37,758,260
5.88%, 2/01/22 (a)		29,057	29,492,855
IDQ Holdings, Inc., 11.50%, 4/01/17 (a)		5,440	5,916,000
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)		10,740	11,679,750
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	4,205	6,169,596
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (g)		12,200	17,866,285
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		11,090	16,311,025
Titan International, Inc., 6.88%, 10/01/20 (a)	USD	12,715	13,477,900
UCI International, Inc., 8.63%, 2/15/19		16,830	16,325,100

			249,928,292

Corporate Bonds	Par (000)		Value
Automobiles — 0.7%
General Motors Co.:
4.88%, 10/02/23 (a)	USD	6,740	$6,908,500
6.25%, 10/02/43 (a)		48,105	52,073,663
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	11,086	20,976,960
5.00%, 2/15/22		12,630	21,397,199

			101,356,322
Banks — 0.6%
CIT Group, Inc.:
6.63%, 4/01/18 (a)	USD	7,460	8,345,875
5.50%, 2/15/19 (a)		40,494	43,632,285
5.00%, 8/01/23		6,444	6,588,990
6.00%, 4/01/36		21,122	21,500,401

			80,067,551
Biotechnology — 0.2%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (a)		20,165	20,618,713
Healthcare Technology Intermediate, Inc., 7.38% (7.38% Cash or 8.13% PIK), 9/01/18 (a)(g)		10,004	10,204,080

			30,822,793
Building Products — 0.5%
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		17,073	18,481,523
Building Materials Corp. of America, 6.75%, 5/01/21 (a)		9,975	10,822,875
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	2,891	4,496,485
The Ryland Group, Inc., 6.63%, 5/01/20	USD	4,025	4,377,187
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	4,404	6,931,778
USG Corp., 9.75%, 1/15/18	USD	20,889	25,223,467

			70,333,315
Capital Markets — 0.2%
American Capital Ltd., 6.50%, 9/15/18 (a)		1,200	1,272,000
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 6.00%, 10/15/21		11,620	12,055,750
E*Trade Financial Corp.:
0.00%, 8/31/19 (a)(e)(h)		1,420	3,161,275
Series A, 0.00%, 8/31/19 (e)(h)		328	730,210
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (b)(c)(d)	EUR	4,550	1,457,389
4.75%, 1/16/14 (b)(c)(d)		14,545	4,658,840
5.27%, 2/05/14 (b)(c)(d)		22,800	7,302,961

			30,638,425
Chemicals — 2.3%
Ashland, Inc., 3.88%, 4/15/18	USD	5,000	5,162,500
Axiall Corp., 4.88%, 5/15/23 (a)		4,388	4,305,725
Celanese US Holdings LLC:
5.88%, 6/15/21		5,240	5,633,000
4.63%, 11/15/22		4,035	3,974,475
Chemtura Corp., 5.75%, 7/15/21		6,600	6,847,500
GCS Holdco Finance I SA, 6.50%, 11/15/18	EUR	3,840	5,614,228
Huntsman International LLC:
8.63%, 3/15/20	USD	4,340	4,763,150
4.88%, 11/15/20		7,885	7,934,281
8.63%, 3/15/21		12,415	13,904,800
5.13%, 4/15/21	EUR	5,758	8,202,257
INEOS Finance PLC, 7.50%, 5/01/20 (a)	USD	10,538	11,565,455
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)		16,630	17,253,625
6.50%, 8/15/18	EUR	11,623	16,814,416
5.88%, 2/01/19 (a)	USD	10,463	10,685,339
5.75%, 2/15/19	EUR	14,155	19,985,915
LSB Industries, Inc., 7.75%, 8/01/19 (a)	USD	7,675	8,231,437

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	29

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Momentive Performance Materials, Inc., 8.88%, 10/15/20	USD	36,311	$39,397,435
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		4,370	4,413,700
NOVA Chemicals Corp., 8.63%, 11/01/19		8,646	9,359,295
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)		7,315	7,571,025
Orion Engineered Carbons Bondco GmbH, 10.00%, 6/15/18	EUR	6,802	10,203,253
Perstorp Holding AB, 8.75%, 5/15/17 (a)	USD	5,665	6,061,550
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		6,051	6,066,127
PolyOne Corp., 5.25%, 3/15/23		10,416	10,468,080
Rain CII Carbon LLC/CII Carbon Corp.:
8.25%, 1/15/21 (a)		9,441	9,724,230
8.50%, 1/15/21	EUR	810	1,132,641
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	43,654	45,072,755
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19		4,124	4,428,145
U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV:
5.75%, 2/01/21	EUR	3,000	4,420,296
7.38%, 5/01/21 (a)	USD	17,000	18,487,500

			327,684,135
Commercial Services & Supplies — 4.8%
ACCO Brands Corp., 6.75%, 4/30/20		1,482	1,520,903
ADS Waste Holdings, Inc., 8.25%, 10/01/20		8,980	9,765,750
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	10,222	15,352,363
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)	USD	7,360	8,119,927
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.99%, 12/01/17 (a)(b)		4,667	4,707,836
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (g)	EUR	3,045	4,341,790
Ceridian Corp.:
11.25%, 11/15/15	USD	4,170	4,201,275
8.88%, 7/15/19 (a)		108,130	122,727,550
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		50,641	58,363,753
Covanta Holding Corp.:
6.38%, 10/01/22		15,936	16,932,000
5.88%, 3/01/24		9,445	9,594,099
Garda World Security Corp., 7.25%, 11/15/21 (a)		11,176	11,930,380
GCL Holdings SCA:
9.38%, 4/15/18	EUR	2,588	3,832,031
9.38%, 4/15/18 (a)		5,145	7,618,161
HD Supply, Inc.:
8.13%, 4/15/19	USD	47,409	52,861,035
11.00%, 4/15/20		79,612	94,539,250
7.50%, 7/15/20		76,741	83,743,616
The Hertz Corp.:
4.25%, 4/01/18		6,099	6,281,970
7.50%, 10/15/18		5,615	5,979,975
6.75%, 4/15/19		7,060	7,563,025
5.88%, 10/15/20		2,250	2,399,069
7.38%, 1/15/21		13,500	14,850,000
6.25%, 10/15/22		7,780	8,324,600
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (a)(g)		10,152	10,393,110
IVS F. SpA, 7.13%, 4/01/20	EUR	9,646	14,168,339
Laureate Education, Inc., 9.25%, 9/01/19 (a)	USD	30,326	32,297,190
Mobile Mini, Inc., 7.88%, 12/01/20		9,500	10,556,875
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	2,083	3,031,078

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)	USD	8,220	$8,754,300
Tervita Corp.:
10.88%, 2/15/18 (a)		4,429	4,451,145
8.00%, 11/15/18 (a)		4,010	4,050,100
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		2,382	2,560,650
Univeg Holding BV, 7.88%, 11/15/20	EUR	5,580	7,994,820
Verisure Holding AB:
8.75%, 9/01/18		3,413	5,113,364
Series B, 8.75%, 12/01/18		2,957	4,431,243
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	16,887	18,069,090

			681,421,662
Communications Equipment — 0.6%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)		13,425	13,794,187
6.75%, 11/15/20 (a)		24,944	26,378,280
6.50%, 1/15/28		16,600	15,770,000
6.45%, 3/15/29		6,694	6,392,770
Nokia Oyj, 5.00%, 10/26/17 (h)	EUR	6,700	20,306,666

			82,641,903
Computer Services — 0.3%
SunGard Data Systems, Inc.:
7.38%, 11/15/18	USD	8,810	9,338,600
6.63%, 11/01/19		28,630	30,276,225

			39,614,825
Construction & Engineering — 0.7%
Aguila 3 SA, 7.88%, 1/31/18 (a)		20,437	21,714,313
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	8,025	11,193,895
Astaldi SpA, 7.13%, 12/01/20		15,010	22,181,971
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)	USD	23,957	25,394,420
Modular Space Corp., 10.25%, 1/31/19 (a)		7,820	8,132,800
Obrascon Huarte Lain SA, 5.00%, 3/15/22	EUR	5,605	7,765,474

			96,382,873
Construction Materials — 0.2%
Cemex Finance LLC, 6.00%, 4/01/24 (a)	USD	13,580	13,613,950
Cemex SAB de CV:
9.00%, 1/11/18 (a)		8,270	8,993,625
5.88%, 3/25/19 (a)		5,910	6,124,237
Kerneos Tech Group SAS:
5.05%, 3/01/21 (b)	EUR	1,648	2,304,435
5.75%, 3/01/21		2,153	3,042,808

			34,079,055
Containers & Packaging — 2.2%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17 (a)	USD	2,935	3,122,106
7.38%, 10/15/17 (a)	EUR	313	458,157
9.25%, 10/15/20 (a)		2,457	3,774,168
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
7.38%, 10/15/17		3,022	4,423,485
6.25%, 1/31/19 (a)	USD	12,025	12,566,125
Ball Corp.:
6.75%, 9/15/20		1,626	1,762,177
4.00%, 11/15/23		20,492	19,160,020
Berry Plastics Corp., 9.75%, 1/15/21		5,601	6,504,161
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (a)		19,822	20,317,550
6.00%, 6/15/17 (a)		16,870	17,460,450

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Crown Americas LLC/Crown Americas Capital Corp.:
III, 6.25%, 2/01/21	USD	2,847	$3,081,877
IV, 4.50%, 1/15/23		6,593	6,296,315
Graphic Packaging International, Inc., 7.88%, 10/01/18		3,730	3,991,100
Greif Nevada Holdings, Inc., 7.38%, 7/15/21 (a)	EUR	2,085	3,371,641
OI European Group BV, 4.88%, 3/31/21		8,846	13,055,549
Pactiv LLC, 7.95%, 12/15/25	USD	21,236	21,819,990
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.50%, 5/15/18		3,065	3,214,419
7.13%, 4/15/19		15,046	15,911,145
9.00%, 4/15/19		36,340	38,883,800
7.88%, 8/15/19		3,482	3,834,553
9.88%, 8/15/19		14,186	15,852,855
8.25%, 2/15/21		8,197	8,944,976
5.75%, 10/15/20		59,216	62,028,760
Sealed Air Corp., 5.25%, 4/01/23 (a)		5,000	5,050,000
Tekni-Plex, Inc., 9.75%, 6/01/19 (a)		10,225	11,605,375

			306,490,754
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		3,135	3,370,125
Diversified Financial Services — 2.1%
Ally Financial, Inc.:
8.00%, 3/15/20		8,339	10,048,495
7.50%, 9/15/20		4,901	5,826,064
8.00%, 11/01/31		104,460	128,746,950
8.00%, 11/01/31		35,018	42,721,960
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (a)		9,621	10,294,470
CNH Capital LLC, 3.63%, 4/15/18		9,640	9,808,700
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)		20,433	21,199,499
General Motors Financial Co., Inc.:
6.75%, 6/01/18		7,868	8,969,520
4.25%, 5/15/23		11,846	11,697,925
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		13,880	14,574,000
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		17,022	17,277,330
Springleaf Finance Corp.:
6.90%, 12/15/17		3,020	3,314,450
7.75%, 10/01/21		1,348	1,492,910
8.25%, 10/01/23		2,449	2,730,635

			288,702,908
Diversified Telecommunication Services — 3.5%
Avaya, Inc., 7.00%, 4/01/19 (a)		9,570	9,498,225
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		6,180	6,149,100
CenturyLink, Inc., 5.63%, 4/01/20		23,936	25,162,720
Columbus International, Inc., 7.38%, 3/30/21 (a)		27,705	28,501,519
CommScope Holding Co., Inc., 6.63% (6.63% Cash or 7.38% PIK), 6/01/20 (a)(g)		16,970	17,945,775
Consolidated Communications Finance Co., 10.88%, 6/01/20		15,453	17,964,113
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		6,025	6,266,000
5.50%, 8/01/23 (a)		26,856	26,318,880
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		40,900	43,251,750
Level 3 Communications, Inc., 8.88%, 6/01/19		6,755	7,422,056

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Level 3 Financing, Inc.:
8.13%, 7/01/19	USD	40,992	$44,988,720
7.00%, 6/01/20		16,799	18,205,916
8.63%, 7/15/20		20,460	22,940,775
6.13%, 1/15/21 (a)		34,093	35,968,115
Telecom Italia Finance SA, 6.13%, 11/15/16 (h)	EUR	10,200	16,525,273
Telecom Italia SpA:
6.38%, 6/24/19	GBP	9,050	16,208,889
4.88%, 9/25/20	EUR	7,295	10,578,881
4.50%, 1/25/21		10,785	15,284,309
5.88%, 5/19/23	GBP	15,150	25,607,473
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	8,444	12,738,066
6.75%, 8/15/24		13,069	19,895,084
TW Telecom Holdings, Inc.:
5.38%, 10/01/22	USD	9,640	9,832,800
5.38%, 10/01/22		6,700	6,834,000
UPCB Finance II Ltd., 6.38%, 7/01/20 (a)	EUR	12,406	18,330,670
VTR Finance BV, 6.88%, 1/15/24 (a)	USD	13,575	14,118,000
Windstream Corp.:
7.75%, 10/15/20		14,008	15,023,580
7.75%, 10/01/21		5,985	6,433,875

			497,994,564
Electric Utilities — 0.5%
CE Energy AS, 7.00%, 2/01/21	EUR	5,985	8,582,098
Curtis Palmer LLC, 5.90%, 7/15/14 (a)	USD	9,790	9,866,352
DPL, Inc., 6.50%, 10/15/16		6,483	7,001,640
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25%, 3/01/22 (a)		12,216	14,414,880
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)		161	156,927
Homer City Generation LP, 8.73% (8.73% Cash or 9.23% PIK), 10/01/26 (g)		16,500	17,325,000
Techem Energy Metering Service GmbH & Co. KG, 7.88%, 10/01/20	EUR	1,638	2,544,771
Texas Competitive Electric Holdings Co. LLC, 11.25% (10.50% Cash or 11.25% PIK), 11/01/16 (g)	USD	527,068	11,859,030

			71,750,698
Electrical Equipment — 0.3%
General Cable Corp., 6.50%, 10/01/22 (a)		18,460	18,736,900
GrafTech International Ltd., 6.38%, 11/15/20		5,000	5,150,000
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	10,424	15,015,546
Trionista TopCo GmbH, 6.88%, 4/30/21		2,927	4,385,399

			43,287,845
Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 5.50%, 4/15/23		4,490	6,331,044
Techem GmbH, 6.13%, 10/01/19 (a)		891	1,339,440

			7,670,484
Energy Equipment & Services — 0.9%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	9,247	9,940,525
CGG SA:
7.75%, 5/15/17		3,176	3,223,640
6.50%, 6/01/21		20,140	20,442,100
Gulfmark Offshore, Inc., 6.38%, 3/15/22		3,815	3,948,525
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		6,994	7,308,730
Oil States International, Inc.:
6.50%, 6/01/19		17,605	18,529,263
5.13%, 1/15/23		7,820	8,758,400
Pacific Drilling SA, 5.38%, 6/01/20 (a)		15,057	14,944,073

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	31

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Energy Equipment & Services (concluded)
Parker Drilling Co., 6.75%, 7/15/22 (a)	USD	5,700	$5,871,000
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (a)		15,180	16,280,550
Seadrill Ltd., 6.13%, 9/15/17 (a)		21,930	22,862,025

			132,108,831
Food & Staples Retailing — 0.4%
Brakes Capital, 7.13%, 12/15/18	GBP	6,440	10,951,103
Co-operative Group Holdings, 6.88%, 7/08/20 (i)		7,530	12,930,038
Findus Bondco SA:
9.50%, 7/01/18		3,687	6,699,948
9.13%, 7/01/18	EUR	6,232	9,371,481
Rite Aid Corp.:
9.25%, 3/15/20	USD	7,035	8,028,694
6.75%, 6/15/21		9,227	9,988,227

			57,969,491
Food Products — 0.8%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	9,911	17,638,318
8.75%, 6/15/20		5,071	9,426,279
Hawk Acquisition Sub, Inc., 4.25%, 10/15/20 (a)	USD	526	517,453
JBS Investments GmbH, 7.75%, 10/28/20 (a)		15,843	16,694,561
Labeyrie Fine Foods SAS, 5.63%, 3/15/21	EUR	2,290	3,225,819
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21	USD	13,174	12,877,585
Post Holdings, Inc., 6.75%, 12/01/21 (a)		5,876	6,221,215
Premier Foods PLC, 6.50%, 3/15/21	GBP	3,375	5,767,822
R&R Ice Cream PLC, 9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (g)	EUR	5,216	7,329,577
Smithfield Foods, Inc.:
5.25%, 8/01/18 (a)	USD	12,716	13,208,745
5.88%, 8/01/21 (a)		4,644	4,818,150
6.63%, 8/15/22		8,740	9,439,200
TreeHouse Foods, Inc., 4.88%, 3/15/22		5,839	5,875,494

			113,040,218
Health Care Equipment & Supplies — 1.0%
Alere, Inc.:
7.25%, 7/01/18		9,356	10,291,600
8.63%, 10/01/18		11,292	12,110,670
6.50%, 6/15/20		1,537	1,613,850
Biomet, Inc.:
6.50%, 8/01/20		44,063	47,455,851
6.50%, 10/01/20		14,912	15,844,000
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		9,376	10,196,400
Hanger, Inc., 7.13%, 11/15/18		4,032	4,273,920
Hologic, Inc., 6.25%, 8/01/20		19,083	20,180,273
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19		5,747	6,680,887
Ontex IV SA, 9.00%, 4/15/19	EUR	10,991	16,479,156

			145,126,607
Health Care Providers & Services — 3.6%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19	USD	9,615	10,384,200
Catamaran Corp., 4.75%, 3/15/21		13,893	14,084,029
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		20,925	21,971,250
5.13%, 8/01/21 (a)		6,677	6,843,925
6.88%, 2/01/22 (a)		29,519	30,847,355
Fresenius Medical Care US Finance, Inc.:
6.88%, 7/15/17		695	785,350
5.75%, 2/15/21 (a)		180	191,475

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
HCA Holdings, Inc., 7.75%, 5/15/21	USD	20,061	$22,117,253
HCA, Inc.:
3.75%, 3/15/19		44,430	44,596,613
6.50%, 2/15/20		40,169	44,989,280
7.88%, 2/15/20		18,125	19,294,063
5.88%, 3/15/22		28,095	30,272,363
5.88%, 5/01/23		7,444	7,658,015
IDH Finance PLC:
6.00%, 12/01/18	GBP	4,356	7,552,540
6.00%, 12/01/18 (a)		1,700	2,947,502
Kindred Healthcare, Inc., 6.38%, 4/15/22 (a)	USD	5,749	5,763,373
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (a)		7,520	7,717,400
Priory Group No. 3 PLC:
7.00%, 2/15/18	GBP	9,573	16,837,295
7.00%, 2/15/18 (a)		6,799	11,958,296
Symbion, Inc., 8.00%, 6/15/16	USD	6,870	7,213,500
Teleflex, Inc., 6.88%, 6/01/19		6,560	6,994,600
Tenet Healthcare Corp.:
6.25%, 11/01/18		31,164	34,377,787
5.00%, 3/01/19 (a)		11,976	11,961,030
8.00%, 8/01/20		9,479	10,355,807
6.00%, 10/01/20 (a)		11,828	12,655,960
4.50%, 4/01/21		8,757	8,559,967
4.38%, 10/01/21		24,402	23,547,930
8.13%, 4/01/22		48,715	54,439,013
Truven Health Analytics, Inc., 10.63%, 6/01/20		13,360	15,163,600
Voyage Care BondCo PLC, 6.50%, 8/01/18	GBP	10,179	17,733,449

			509,814,220
Health Care Technology — 0.4%
IMS Health, Inc.:
12.50%, 3/01/18 (a)	USD	36,543	41,659,020
6.00%, 11/01/20 (a)		8,779	9,239,897

			50,898,917
Hotels, Restaurants & Leisure — 2.6%
ARAMARK Corp., 5.75%, 3/15/20		22,415	23,675,844
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/15		8,540	7,515,200
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		3,905	4,168,587
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	21,940	31,585,959
Diamond Resorts Corp., 12.00%, 8/15/18	USD	31,693	34,664,219
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	4,347	7,627,523
Gala Group Finance PLC, 8.88%, 9/01/18		18,606	33,190,103
Gamenet SpA, 7.25%, 8/01/18	EUR	8,401	11,978,777
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		16,110	25,083,723
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	1,085	1,165,019
5.88%, 3/15/21		4,625	4,694,375
MGM Resorts International:
8.63%, 2/01/19		5,135	6,149,163
5.25%, 3/31/20		12,736	13,118,080
6.75%, 10/01/20		3,077	3,411,624
6.63%, 12/15/21		3,902	4,292,200
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		9,209	9,554,337
PNK Finance Corp., 6.38%, 8/01/21 (a)		12,167	12,653,680
Scientific Games Corp., 8.13%, 9/15/18		1,800	1,917,000
Scientific Games International, Inc., 9.25%, 6/15/19		185	196,100
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)		14,311	14,418,333
Snai SpA, 7.63%, 6/15/18	EUR	8,070	11,814,439

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Station Casinos LLC, 7.50%, 3/01/21	USD	27,195	$29,404,594
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		29,820	30,416,400
Travelport LLC/Travelport Holdings, Inc.:
6.36%, 3/01/16 (a)(b)		2,654	2,673,457
13.88% (11.34% Cash or 13.88% PIK), 3/01/16 (a)(g)		22,140	23,357,485
11.88%, 9/01/16 (a)		495	504,848
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (a)		3,204	192,235
Wynn Macau Ltd., 5.25%, 10/15/21 (a)		13,061	13,289,567

			362,712,871
Household Durables — 2.4%
Allegion US Holding Co., Inc., 5.75%, 10/01/21 (a)		3,673	3,865,833
Beazer Homes USA, Inc.:
7.50%, 9/15/21		9,695	10,422,125
6.63%, 4/15/18		16,197	17,411,775
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)		14,073	14,987,745
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		10,392	10,729,740
D.R. Horton, Inc., 4.38%, 9/15/22		4,577	4,485,460
K. Hovnanian Enterprises, Inc.:
7.00%, 1/15/19 (a)		2,273	2,329,825
7.25%, 10/15/20 (a)		41,092	44,584,820
9.13%, 11/15/20 (a)		2,685	3,013,913
KB Home:
4.75%, 5/15/19		16,655	16,779,913
7.00%, 12/15/21		11,377	12,244,496
7.50%, 9/15/22		7,992	8,751,240
Lennar Corp.:
4.50%, 6/15/19		3,578	3,640,615
4.75%, 11/15/22		13,245	12,880,763
Magnolia BC SA, 9.00%, 8/01/20	EUR	9,207	13,286,584
Pulte Group, Inc., 6.38%, 5/15/33	USD	6,170	6,046,600
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		36,781	40,551,053
Standard Pacific Corp.:
10.75%, 9/15/16		21,572	25,886,400
8.38%, 1/15/21		41,549	49,131,693
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		5,371	5,344,145
William Lyon Homes, Inc., 8.50%, 11/15/20		10,155	11,297,437
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		16,980	17,277,150

			334,949,325
Household Products — 0.2%
Libbey Glass, Inc., 6.88%, 5/15/20		4,463	4,875,827
Spectrum Brands, Inc.:
6.75%, 3/15/20		642	695,767
6.38%, 11/15/20		6,568	7,109,860
6.63%, 11/15/22		9,280	10,103,600

			22,785,054
Independent Power and Renewable Electricity Producers — 0.6%
Calpine Corp.:
7.50%, 2/15/21 (a)		5,126	5,600,155
6.00%, 1/15/22 (a)		5,544	5,821,200
5.88%, 1/15/24 (a)		17,489	17,751,335
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		806	810,443
Series C, 9.68%, 7/02/26		9,620	9,620,000
Mirant Mid-Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		6,959	7,446,346

Corporate Bonds	Par (000)		Value
Independent Power and Renewable Electricity Producers (concluded)
Series C, 10.06%, 12/30/28	USD	8,588	$9,554,601
NRG Energy, Inc.:
7.63%, 1/15/18		7,693	8,635,392
7.63%, 5/15/19		6,230	6,502,563
7.88%, 5/15/21		10,881	11,969,100

			83,711,135
Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)		21,005	22,475,350
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)		5,785	6,161,025
Galaxy Bidco Ltd., 6.38%, 11/15/20	GBP	1,990	3,420,452
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (a)	USD	6,230	6,650,525
MGIC Investment Corp., 2.00%, 4/01/20 (h)		1,876	2,639,297
Radian Group, Inc.:
3.00%, 11/15/17 (h)		2,216	3,285,220
2.25%, 3/01/19 (h)		5,448	8,325,225

			52,957,094
Internet Software & Services — 0.9%
Adria Bidco BV, 7.88%, 11/15/20	EUR	5,135	7,321,869
IAC/InterActiveCorp., 4.88%, 11/30/18	USD	12,878	13,441,413
VeriSign, Inc., 4.63%, 5/01/23		13,014	12,493,440
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		33,080	36,305,300
10.13%, 7/01/20		53,303	61,831,480

			131,393,502
IT Services — 0.4%
APX Group, Inc.:
6.38%, 12/01/19		4,320	4,406,400
8.75%, 12/01/20		27,647	28,130,823
Cerved Group SpA:
6.38%, 1/15/20	EUR	4,154	6,194,918
8.00%, 1/15/21		2,009	3,051,847
WEX, Inc., 4.75%, 2/01/23 (a)	USD	15,141	14,232,540

			56,016,528
Life Sciences Tools & Services — 0.1%
Jaguar Holding Co. I, 9.38% (9.38% Cash or 10.13% PIK), 10/15/17 (a)(g)		4,411	4,637,064
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)		14,574	16,213,575

			20,850,639
Machinery — 0.3%
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	15,395	21,061,841
DH Services Luxembourg S.a.r.l, 7.75%, 12/15/20 (a)	USD	3,400	3,629,500
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (a)		8,345	8,595,350
SPX Corp., 6.88%, 9/01/17		3,634	4,124,590

			37,411,281
Media — 6.1%
Altice Financing SA, 6.50%, 1/15/22 (a)		19,610	20,688,550
AMC Networks, Inc.:
7.75%, 7/15/21		8,319	9,379,673
4.75%, 12/15/22		3,549	3,531,255
Cablevision Systems Corp., 5.88%, 9/15/22		13,883	14,160,660
Catalina Marketing Corp., 11.63%, 10/01/17 (a)(i)		17,439	18,224,113
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25%, 2/15/22 (a)		3,889	3,986,225

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	33

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (continued)
5.63%, 2/15/24 (a)	USD	3,432	$3,517,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		19,275	19,034,063
5.13%, 2/15/23		21,395	20,592,687
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		13,690	13,553,100
Clear Channel Communications, Inc.:
9.00%, 12/15/19		25,852	27,144,600
9.00%, 3/01/21		42,698	44,566,037
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		13,701	14,540,186
Series B, 7.63%, 3/15/20		12,860	13,888,800
Series B, 6.50%, 11/15/22		43,328	46,306,800
DISH DBS Corp.:
4.25%, 4/01/18		18,705	19,523,344
5.13%, 5/01/20		43,581	45,433,193
5.88%, 7/15/22		33,895	36,182,913
5.00%, 3/15/23		2,550	2,569,125
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		5,905	6,392,163
Gannett Co., Inc.:
5.13%, 10/15/19 (a)		6,686	6,995,227
5.13%, 7/15/20 (a)		4,096	4,208,640
6.38%, 10/15/23 (a)		10,252	10,879,935
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (a)		6,880	7,774,400
Lamar Media Corp.:
5.00%, 5/01/23		11,756	11,756,000
5.38%, 1/15/24 (a)		14,672	15,038,800
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		5,241	5,732,344
Lynx II Corp.:
6.38%, 4/15/23 (a)		4,143	4,391,580
7.00%, 4/15/23	GBP	4,500	8,008,819
The McClatchy Co., 9.00%, 12/15/22	USD	13,896	16,171,470
MDC Partners, Inc., 6.75%, 4/01/20 (a)		10,055	10,582,887
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		12,955	13,473,200
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		11,901	12,615,060
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		3,771	4,053,825
Odeon & UCI Finco PLC:
9.00%, 8/01/18	GBP	1,770	3,101,506
9.00%, 8/01/18 (a)		3,074	5,386,457
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (a)	USD	2,591	2,733,505
Radio One, Inc., 9.25%, 2/15/20 (a)		14,599	15,474,940
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		11,595	12,261,713
Regal Entertainment Group, 5.75%, 2/01/25		3,894	3,806,385
Sirius XM Holdings, Inc.:
5.25%, 8/15/22 (a)		3,011	3,101,330
4.63%, 5/15/23 (a)		6,137	5,784,123
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	21,510	32,152,245
5.50%, 1/15/23 (a)	USD	14,175	14,458,500
5.75%, 1/15/23	EUR	9,400	14,050,725
5.63%, 4/15/23		1,147	1,714,487
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		7,525	11,971,662
Univision Communications, Inc.:
6.88%, 5/15/19 (a)	USD	6,936	7,456,200
8.50%, 5/15/21 (a)		35,122	38,897,615
6.75%, 9/15/22 (a)		704	778,800
5.13%, 5/15/23 (a)		12,417	12,696,383
Virgin Media Secured Finance PLC:
5.38%, 4/15/21 (a)		2,170	2,240,525

Corporate Bonds	Par (000)		Value
Media (concluded)
6.00%, 4/15/21	GBP	38,634	$68,111,722
Vougeot Bidco PLC, 7.88%, 7/15/20		6,271	11,414,782
WMG Acquisition Corp., 11.50%, 10/01/18	USD	36,448	41,423,152
Ziggo Bond Co. BV, 8.00%, 5/15/18 (a)	EUR	19,900	29,183,669

			853,097,900
Metals & Mining — 3.0%
Aperam SA:
7.38%, 4/01/16 (a)	USD	7,232	7,448,960
7.75%, 4/01/18 (a)		4,797	5,036,850
ArcelorMittal:
4.25%, 2/25/15		6,178	6,309,283
6.13%, 6/01/18		17,712	19,416,780
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	9,305	13,306,226
First Quantum Minerals Ltd., 6.75%, 2/15/20 (a)	USD	14,763	14,947,537
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (a)(j)		74,986	78,922,765
Global Brass & Copper, Inc., 9.50%, 6/01/19		8,225	9,499,875
Kaiser Aluminum Corp., 8.25%, 6/01/20		6,075	6,849,563
New Gold, Inc., 6.25%, 11/15/22 (a)		10,155	10,307,325
Novelis, Inc., 8.75%, 12/15/20		60,279	67,361,783
Peninsula Energy Ltd., 0.00%, 12/14/14 (c)(d)(e)(f)		19,200	19,200,000
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		18,005	19,422,894
S&B Minerals Finance SCA, 9.25%, 8/15/20	EUR	6,230	9,634,198
Steel Dynamics, Inc.:
6.38%, 8/15/22	USD	12,995	14,132,063
5.25%, 4/15/23		8,202	8,345,535
Taseko Mines Ltd., 7.75%, 4/15/19		9,402	9,590,040
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	16,295	22,570,596
Vedanta Resources PLC, 8.25%, 6/07/21 (a)	USD	2,940	3,116,400
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		73,818	79,169,805

			424,588,478
Multiline Retail — 0.0%
Enterprise Funding Ltd., 3.50%, 9/10/20 (h)	GBP	3,300	6,015,954
Oil, Gas & Consumable Fuels — 12.9%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22	USD	11,810	12,710,513
4.88%, 5/15/23		31,381	31,616,357
4.88%, 3/15/24		18,077	18,031,807
Alpha Natural Resources, Inc.:
3.75%, 12/15/17 (h)		26,067	21,863,696
6.25%, 6/01/21		3,954	2,975,385
Antero Resources Finance Corp.:
6.00%, 12/01/20		4,350	4,627,313
5.38%, 11/01/21 (a)		14,987	15,211,805
Arch Coal, Inc.:
7.00%, 6/15/19		13,064	10,091,940
7.25%, 10/01/20		5,494	4,202,910
7.25%, 6/15/21		4,045	3,053,975
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		9,705	10,335,825
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23		6,691	6,607,363
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (a)		19,253	21,226,433
7.50%, 4/01/20 (a)		20,933	23,078,633
Berry Petroleum Co. LLC:
6.75%, 11/01/20		2,940	3,101,700
6.38%, 9/15/22		19,661	20,349,135
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		96,078	96,078,000

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	USD	12,024	$12,835,620
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22		4,570	4,947,025
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		3,917	4,112,850
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		10,442	11,486,200
Chaparral Energy, Inc., 7.63%, 11/15/22		7,205	7,799,413
Chesapeake Energy Corp.:
7.25%, 12/15/18		5,302	6,176,830
6.63%, 8/15/20		18,996	21,323,010
6.88%, 11/15/20		10,891	12,361,285
6.13%, 2/15/21		13,368	14,571,120
5.75%, 3/15/23		60,419	63,968,616
Chesapeake Midstream Partners LP/CHKM Finance Corp., 5.88%, 4/15/21		33,832	36,031,080
Concho Resources, Inc.:
7.00%, 1/15/21		786	866,565
6.50%, 1/15/22		12,764	13,912,760
5.50%, 10/01/22		12,190	12,708,075
5.50%, 4/01/23		13,335	13,868,400
CONSOL Energy, Inc.:
8.00%, 4/01/17		13,842	14,447,587
8.25%, 4/01/20		20,508	22,276,815
Continental Resources, Inc.:
7.13%, 4/01/21		3,965	4,485,406
5.00%, 9/15/22		6,211	6,521,550
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (a)		9,068	9,476,060
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)		17,335	18,375,100
Denbury Resources, Inc., 4.63%, 7/15/23		40,269	37,450,170
Diamondback Energy, Inc., 7.63%, 10/01/21 (a)		17,326	18,712,080
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (a)		30,451	31,745,167
El Paso LLC:
7.80%, 8/01/31		10,738	11,416,867
7.75%, 1/15/32		6,917	7,397,925
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		14,890	16,192,875
7.75%, 6/15/19		8,438	9,049,755
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		5,805	6,712,031
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		27,560	29,764,800
EXCO Resources, Inc., 7.50%, 9/15/18		14,806	14,880,030
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)		2,285	2,390,681
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		1,790	1,852,650
Halcon Resources Corp.:
9.75%, 7/15/20 (a)		2,465	2,649,875
8.88%, 5/15/21		17,896	18,567,100
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (a)		3,272	3,558,300
Hilcorp Energy I LP/Hilcorp Finance Co.:
8.00%, 2/15/20 (a)		3,875	4,194,687
7.63%, 4/15/21 (a)		8,778	9,611,910
IVG Finance BV, 1.75%, 3/29/17 (h)	EUR	19,400	21,648,505
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22 (a)	USD	7,255	7,391,031
Kinder Morgan, Inc.:
5.00%, 2/15/21 (a)		3,083	3,087,359
5.63%, 11/15/23 (a)		14,491	14,331,758
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		28,836	31,971,915
5.50%, 2/01/22		7,475	7,652,531

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Laredo Petroleum, Inc.:
9.50%, 2/15/19	USD	22,575	$24,917,156
7.38%, 5/01/22		15,722	17,451,420
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21		5,649	5,634,877
Linn Energy LLC/Linn Energy Finance Corp.:
7.25%, 11/01/19 (a)		21,630	22,549,275
8.63%, 4/15/20		26,621	28,917,061
7.75%, 2/01/21		6,314	6,787,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		5,439	5,874,120
4.50%, 7/15/23		17,842	17,172,925
MEG Energy Corp.:
6.50%, 3/15/21 (a)		45,858	48,265,545
7.00%, 3/31/24 (a)		38,292	40,493,790
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		7,155	7,548,525
Newfield Exploration Co.:
6.88%, 2/01/20		6,350	6,762,750
5.63%, 7/01/24		5,264	5,461,400
Northern Oil and Gas, Inc., 8.00%, 6/01/20		7,207	7,657,437
Oasis Petroleum, Inc.:
7.25%, 2/01/19		5,760	6,163,200
6.50%, 11/01/21		6,115	6,573,625
6.88%, 3/15/22 (a)		12,637	13,679,553
6.88%, 1/15/23		13,425	14,566,125
Offshore Group Investment Ltd., 7.50%, 11/01/19		39,730	42,312,450
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (a)		12,417	13,099,935
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		6,390	6,933,150
PDC Energy, Inc., 7.75%, 10/15/22		5,605	6,137,475
Peabody Energy Corp.:
6.00%, 11/15/18		20,950	21,971,313
6.50%, 9/15/20		7,150	7,382,375
6.25%, 11/15/21 (j)		14,759	14,795,897
7.88%, 11/01/26		14,150	14,503,750
4.75%, 12/15/66 (h)		9,461	7,651,584
Penn Virginia Corp., 8.50%, 5/01/20		7,076	7,872,050
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.38%, 6/01/20		6,600	7,408,500
PetroBakken Energy Ltd., 8.63%, 2/01/20 (a)		7,002	7,002,000
Precision Drilling Corp., 6.63%, 11/15/20		2,008	2,148,560
QEP Resources, Inc., 5.38%, 10/01/22		6,439	6,471,195
Range Resources Corp.:
8.00%, 5/15/19		5,555	5,811,919
6.75%, 8/01/20		3,331	3,597,480
5.75%, 6/01/21		3,089	3,309,091
5.00%, 8/15/22		2,403	2,451,060
5.00%, 3/15/23		6,897	6,983,213
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		1,291	1,342,640
4.50%, 11/01/23		30,923	28,758,390
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		3,246	3,505,680
Rosetta Resources, Inc.:
5.63%, 5/01/21		19,375	19,810,937
5.88%, 6/01/22		15,631	15,982,697
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		19,857	20,477,531
5.63%, 4/15/23		11,738	11,679,310

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	35

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Sabine Pass LNG LP, 7.50%, 11/30/16	USD	79,006	$87,301,630
SandRidge Energy, Inc.:
8.75%, 1/15/20		8,848	9,533,720
7.50%, 3/15/21		3,050	3,255,875
8.13%, 10/15/22		2,425	2,643,250
7.50%, 2/15/23		11,653	12,352,180
Seven Generations Energy Ltd., 8.25%, 5/15/20 (a)		42,981	47,064,195
SM Energy Co.:
6.63%, 2/15/19		7,720	8,260,400
6.50%, 11/15/21		15,805	17,069,400
6.50%, 1/01/23		9,435	10,071,863
5.00%, 1/15/24 (a)		15,535	15,107,787
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		10,164	10,875,480
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20		4,483	4,684,735
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,175	3,105,473
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)	USD	6,925	7,271,250
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		5,750	6,195,625
Whiting Petroleum Corp.:
6.50%, 10/01/18		4,425	4,657,313
5.00%, 3/15/19		39,124	41,373,630
5.75%, 3/15/21		16,693	17,944,975

			1,814,589,456
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)		23,479	25,063,833
Cascades, Inc., 7.75%, 12/15/17		6,080	6,338,400
Clearwater Paper Corp.:
7.13%, 11/01/18		4,335	4,616,775
4.50%, 2/01/23		8,166	7,859,775
Mercer International, Inc., 9.50%, 12/01/17		8,840	9,547,200
Metsa Board OYJ, 4.00%, 3/13/19	EUR	7,672	10,574,670
NewPage Corp., 11.38%, 12/31/14 (c)(d)	USD	28,195	3
Sappi Papier Holding GmbH:
8.38%, 6/15/19 (a)		4,855	5,389,050
6.63%, 4/15/21 (a)		935	970,063
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		8,850	9,381,000

			79,740,769
Pharmaceuticals — 1.8%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR	1,435	2,174,632
9.88%, 8/01/19 (a)		4,600	6,970,945
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(g)	USD	5,660	5,829,800
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		7,518	7,640,167
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	4,903	7,143,046
Endo Finance LLC, 5.75%, 1/15/22 (a)	USD	13,589	13,928,725
Endo Health Solutions, Inc., 7.25%, 1/15/22		4,096	4,433,920
Forest Laboratories, Inc.:
4.38%, 2/01/19 (a)		19,545	20,571,113
4.88%, 2/15/21 (a)		14,425	15,254,437
5.00%, 12/15/21 (a)		12,785	13,520,137
Omnicare, Inc., 3.75%, 4/01/42 (h)		10,164	15,265,057
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		19,168	20,749,360
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (a)		4,622	5,089,977

Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)	USD	5,749	$6,137,057
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		53,618	58,979,800
6.38%, 10/15/20 (a)		6,621	7,150,680
7.50%, 7/15/21 (a)		17,737	19,954,125
6.75%, 8/15/21 (a)		2,389	2,574,147
5.63%, 12/01/21 (a)		15,759	16,546,950
7.25%, 7/15/22 (a)		4,405	4,867,525

			254,781,600
Professional Services — 0.1%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	5,225	8,044,054
Real Estate Investment Trusts (REITs) — 0.6%
Annaly Capital Management, Inc., 5.00%, 5/15/15 (h)	USD	9,543	9,769,646
DuPont Fabros Technology LP, 5.88%, 9/15/21		8,028	8,489,610
Felcor Lodging LP:
6.75%, 6/01/19		10,992	11,802,660
5.63%, 3/01/23		5,741	5,812,763
The Geo Group, Inc., 5.88%, 1/15/22		12,215	12,550,913
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (a)		9,446	9,693,957
Host Hotels & Resorts LP, 2.50%, 10/15/29 (a)(h)		4,310	6,742,456
iStar Financial, Inc.:
1.50%, 11/15/16 (a)(h)		8,980	9,715,237
4.88%, 7/01/18		10,020	10,270,500

			84,847,742
Real Estate Management & Development — 1.8%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (g)	GBP	3,833	8,306,790
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (a)	USD	7,914	7,914,000
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		36,440	40,903,900
The Howard Hughes Corp., 6.88%, 10/01/21 (a)		4,997	5,396,760
Realogy Group LLC:
7.88%, 2/15/19 (a)		37,881	40,864,129
7.63%, 1/15/20 (a)		48,491	53,946,237
9.00%, 1/15/20 (a)		5,358	6,121,515
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		24,183	24,303,915
RPG Byty Sro, 6.75%, 5/01/20	EUR	9,142	12,846,433
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
7.75%, 4/15/20 (a)	USD	5,000	5,512,500
5.25%, 4/15/21 (a)		9,519	9,614,190
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (c)(d)		1,115	—
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	14,966	26,229,937
Series A4, 5.66%, 6/30/27		5,003	8,392,456

			250,352,762
Road & Rail — 0.1%
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)	USD	7,699	7,814,485
Semiconductors & Semiconductor Equipment — 0.2%
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)		15,870	15,949,350
5.75%, 2/15/21 (a)		9,240	9,840,600

			25,789,950

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Software — 2.5%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)	USD	20,775	$21,865,687
Epicor Software Corp., 8.63%, 5/01/19		11,222	12,274,063
First Data Corp.:
7.38%, 6/15/19 (a)		67,307	72,355,025
8.88%, 8/15/20 (a)		1,625	1,799,687
6.75%, 11/01/20 (a)		17,186	18,474,950
8.25%, 1/15/21 (a)		27,280	29,598,800
11.25%, 1/15/21		800	913,000
10.63%, 6/15/21		21,475	24,159,375
11.75%, 8/15/21		8,944	9,391,200
8.75% (8.75% Cash or 8.85% PIK), 1/15/22 (a)(g)		4,800	5,244,000
Infor US, Inc.:
11.50%, 7/15/18		10,300	11,922,250
9.38%, 4/01/19		58,691	66,100,739
10.00%, 4/01/19	EUR	2,080	3,216,554
Interactive Data Corp., 10.25%, 8/01/18	USD	23,025	24,895,781
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (a)		5,167	5,167,000
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		30,832	30,677,840
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (a)		15,187	16,857,570

			354,913,521
Specialty Retail — 1.6%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		10,296	11,531,520
Autodis SA, 6.50%, 2/01/19	EUR	2,520	3,573,070
Brighthouse Group PLC:
7.88%, 5/15/18	GBP	2,565	4,537,231
7.88%, 5/15/18 (a)		400	707,560
Claire’s Stores, Inc., 7.75%, 6/01/20 (a)	USD	13,033	10,035,410
CST Brands, Inc., 5.00%, 5/01/23		8,766	8,612,595
DFS Furniture Holdings PLC, 7.63%, 8/15/18	GBP	1,904	3,412,300
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	2,777	2,892,967
Guitar Center, Inc.:
6.50%, 4/15/19 (a)		13,550	13,482,250
9.63%, 4/15/20 (a)		8,800	8,734,000
House of Fraser Funding PLC:
8.88%, 8/15/18	GBP	9,289	16,802,369
8.88%, 8/15/18 (a)		5,639	10,200,082
Limited Brands, Inc., 5.63%, 2/15/22	USD	5,570	5,883,313
Michaels Stores, Inc., 7.75%, 11/01/18		6,036	6,450,975
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		41,969	46,113,439
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00% (8.00% Cash or 8.75% PIK), 6/15/18 (a)(g)		5,174	5,296,883
Party City Holdings, Inc., 8.88%, 8/01/20		14,412	16,051,365
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK), 8/15/19 (a)(g)		6,365	6,579,819
Penske Automotive Group, Inc., 5.75%, 10/01/22		17,396	18,178,820
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24	GBP	321	524,449
Series A7, 4.77%, 6/30/33		1,003	1,596,291
QVC, Inc., 5.13%, 7/02/22	USD	2,357	2,445,159
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		5,964	6,306,930
5.50%, 11/01/23		11,247	11,443,823
Sonic Automotive, Inc., 5.00%, 5/15/23		2,939	2,883,894

			224,276,514

Corporate Bonds	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co.:
7.75%, 5/15/18	EUR	2,189	$3,151,699
6.88%, 5/01/22	USD	6,994	7,675,915
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	3,821	6,832,355
PVH Corp., 7.75%, 11/15/23	USD	450	526,472
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (a)		2,912	3,166,800
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (a)		14,463	15,041,520
The William Carter Co., 5.25%, 8/15/21 (a)		7,722	7,944,007

			44,338,768
Thrifts & Mortgage Finance — 0.2%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.88%, 4/15/22 (a)		22,188	22,354,410
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		8,990	9,259,700

			31,614,110
Trading Companies & Distributors — 1.6%
Aircastle Ltd.:
6.75%, 4/15/17		7,215	8,017,669
6.25%, 12/01/19		11,147	12,038,760
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		16,545	17,124,075
Ashtead Capital, Inc., 6.50%, 7/15/22 (a)		21,526	23,409,525
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		7,700	8,142,750
H&E Equipment Services, Inc., 7.00%, 9/01/22		13,987	15,385,700
Rexel SA, 5.25%, 6/15/20 (a)		1,056	1,079,760
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.00%, 6/01/20 (a)		9,905	11,068,837
United Rentals North America, Inc.:
7.38%, 5/15/20		6,115	6,749,431
8.25%, 2/01/21		10,542	11,793,863
7.63%, 4/15/22		45,106	50,575,103
6.13%, 6/15/23		11,520	12,211,200
5.75%, 11/15/24		43,029	43,351,717

			220,948,390
Transportation Infrastructure — 0.2%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	15,532	23,111,732
Wireless Telecommunication Services — 4.5%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/01/40 (a)(h)	USD	21,856	25,325,640
Crown Castle International Corp., 5.25%, 1/15/23		25,110	25,518,037
Digicel Group Ltd.:
10.50%, 4/15/18 (a)		5,119	5,426,140
8.25%, 9/30/20 (a)		33,859	36,144,483
7.13%, 4/01/22 (a)		19,935	20,159,269
Digicel Ltd., 6.00%, 4/15/21 (a)		63,825	65,261,063
DigitalGlobe, Inc., 5.25%, 2/01/21		13,321	13,154,487
Phones4u Finance PLC:
9.50%, 4/01/18	GBP	16,705	29,242,035
9.50%, 4/01/18 (a)		6,510	11,395,729
Play Finance 2 SA, 5.25%, 2/01/19	EUR	8,590	12,070,756
Sprint Capital Corp., 8.75%, 3/15/32	USD	11,945	13,139,500
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		63,011	77,030,947
7.00%, 3/01/20 (a)		42,404	48,870,610
11.50%, 11/15/21		40,000	53,200,000
Sprint Corp.:
7.88%, 9/15/23 (a)		65,509	72,059,900
7.13%, 6/15/24 (a)		20,125	21,131,250

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
T-Mobile USA, Inc.:
6.63%, 4/28/21	USD	42,235	$45,402,625
6.73%, 4/28/22		42,970	46,031,613
6.50%, 1/15/24		14,130	14,801,175

			635,365,259
Total Corporate Bonds — 76.1%			10,704,652,527

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.4%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		58,761	57,487,401
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 5.50%, 3/19/21		9,392	9,352,521
Ceva Intercompany BV, Dutch BV Term Loan, 5.50%, 3/19/21		9,904	9,862,659
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 5.50%, 3/19/21		1,708	1,700,458
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 5.50%, 3/19/21		13,661	13,603,668

			34,519,306
Airlines — 0.4%
American Airlines:
Term Loan, 0.00%, 12/31/49 (e)		21,080	9,190,880
Term Loan, 0.00%, 12/31/49 (e)		5,000	2,180,000
Term Loan, 0.00%, 12/31/49 (e)		1,000	436,000
AWAS Finance Luxembourg SA (FKA AWAS Finance Luxembourg S.à r.l.), Loan, 3.50%, 6/10/16		3,315	3,315,051
Genesee & Wyoming, Inc. (RP Acquisition Company Two), Term Loan, 1.90%, 9/29/17		9,727	9,726,780
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 1.56%, 9/10/18		6,269	5,939,901
Term Loan B757-200 (N554), 1.56%, 9/10/18		6,324	5,991,990
Term Loan B757-300 (N550), 1.56%, 3/10/17		6,227	5,900,147
Term Loan B757-300 (N583), 2.18%, 3/10/17		6,834	6,611,895
Term Loan B757-300 (N584), 2.18%, 3/10/17		6,845	6,622,971

			55,915,615
Auto Components — 0.5%
Federal-Mogul Corp.:
Tranche B Term Loan, 2.10%, 12/29/14		44,817	44,626,920
Tranche C Term Loan, 2.17%, 12/28/15		26,445	26,332,860
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		2,805	2,817,847

			73,777,627
Biotechnology — 0.3%
Grifols Worldwide Operations Ltd., US Tranche B Term Loam, 3.15%, 2/27/21		40,810	40,767,558

Floating Rate Loan Interests (b)	Par (000)		Value
Building Products — 0.1%
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19	USD	13,761	$13,722,152
Capital Markets — 0.1%
Gardner Denver, Inc., Initial Dollar Term Loan, 4.25%, 7/30/20		13,085	13,079,044
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		1,236	1,237,994

			14,317,038
Chemicals — 0.3%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		27,700	27,145,706
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems US Holdings, Inc.), Refinanced Euro Term Loan, 4.25%, 2/01/20	EUR	933	1,293,318
Oxea Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20	USD	12,840	13,100,780

			41,539,804
Commercial Services & Supplies — 0.3%
GCA Services Group, Inc., Initial Loan (Second Lien), 9.25%, 11/01/20		1,620	1,638,225
The ServiceMaster Co., Tranche C Term Loan , 4.25%, 1/31/17		15,053	15,056,468
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		16,256	16,227,324
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 6/26/20		3,805	3,695,606

			36,617,623
Communications Equipment — 0.4%
Alcatel-Lucent USA, Inc., U.S. Term Loan, 4.50%, 1/30/19		59,601	59,852,701
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		12,555	12,585,981
Containers & Packaging — 0.1%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA):
Dollar Term Loan, 4.25%, 12/17/19		6,658	6,679,153
Incremental Term Loan B, 3.00%, 12/17/19		7,605	7,601,806
Tekni-Plex, Inc., Term Loan, 4.75%, 8/10/19		5,983	5,982,886

			20,263,845
Diversified Telecommunication Services — 0.0%
Hawaiian Telcom Communications, Inc., Term Loan, 5.00%, 6/06/19		2,335	2,340,199
Electric Utilities — 0.1%
Sandy Creek Energy Associates LP, Term Loan, 5.00%, 11/09/20		9,381	9,374,451
Food & Staples Retailing — 0.3%
Alliance Boots Ltd. (FKA AB Acquisitions UK Topco 2 Ltd.):
Facility B1, 3.46%, 7/09/15	GBP	18,162	30,250,703
Facility B4, 3.96%, 7/10/17		4,250	7,106,951
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20	USD	8,395	8,579,690

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value
Food & Staples Retailing (concluded)
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20	USD	3,730	$3,806,950

			49,744,294
Health Care Equipment & Supplies — 0.1%
Mallinckrodt International Finance SA, Initial Term B Loan, 3.50%, 3/19/21		16,275	16,273,047
Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc., 2021 Term D Loan, 4.25%, 1/27/21		31,820	32,064,948
Genesis HealthCare LLC, Loan, 10.00% - 10.75%, 12/04/17		6,921	7,094,265
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		4,442	4,320,132
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		10,076	9,975,544

			53,454,889
Hotels, Restaurants & Leisure — 2.9%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		211,929	214,501,666
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		75,895	75,982,596
LA Quinta Intermediate Holdings LLC, Initial Term Loan, 3.00%, 2/19/21		50,855	50,823,470
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		21,995	21,956,824
MGM Resorts International (MGM Grand Detroit LLC), Term Loan B, 3.50%, 12/20/19		8,516	8,492,415
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		23,735	23,764,919
Travelport LLC (FKA Travelport, Inc.):
Tranche 1 Loan, 9.50%, 1/31/16		3,088	3,188,184
Tranche 2 Loan, 4.00% (4.00% Cash or 4.38% PIK), 12/01/16 (g)		6,583	6,731,427

			405,441,501
Insurance — 0.1%
Alliant Holdings I LLC, Initial Term Loan, 4.25%, 12/20/19		9,769	9,801,411
Internet Software & Services — 0.3%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		46,574	46,585,668
Machinery — 0.2%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II US Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		11,504	11,471,935
INA Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Facility C, 4.25%, 1/27/17		6,085	6,106,541
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		5,127	5,127,173

			22,705,649
Media — 1.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Term Loan, 6.00%, 3/06/20		61,535	62,176,195
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.80%, 1/29/16		3,451	3,408,332
Tranche C Term Loan, 3.80%, 1/29/16		2,367	2,315,631
Tranche D Term Loan, 6.90%, 1/30/19		38,576	37,752,770
Tribune Co., Initial Term Loan, 4.00%, 12/27/20		18,568	18,549,894

Floating Rate Loan Interests (b)	Par (000)		Value
Media (concluded)
Univision Communications, Inc., Replacement Term Loan (First-Lien), 4.00%, 3/01/20	USD	2,915	$2,918,460
Virgin Media Investment Holdings Ltd., Facility B, 3.50%, 6/08/20		12,650	12,616,225

			139,737,507
Metals & Mining — 0.5%
Constellium Holdco BV (Constellium France SAS), Initial Dollar Term Loan, 6.00%, 3/25/20		31,136	31,758,210
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Loan, 4.25%, 6/28/19		41,056	41,352,416
Walter Energy, Inc. (FKA Walter Industries, Inc.), Term Loan B, 7.25%, 4/02/18		1,058	1,021,606

			74,132,232
Multiline Retail — 0.1%
Hema Holding BV, Facility (Mezzanine), 5.22%, 7/05/17	EUR	9,777	11,449,177
Oil, Gas & Consumable Fuels — 0.4%
American Energy - Utica LLC, Loan (Second Lien), 11.00%, 9/09/18	USD	25,166	26,676,014
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		13,956	13,743,013
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		12,955	13,235,735
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		4,341	4,395,705

			58,050,467
Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		9,235	9,327,350
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 7.50%, 8/04/16		2,806	2,803,589
Term B-3 Loan, 7.75%, 5/15/18		1,163	1,155,931

			13,286,870
Professional Services — 0.1%
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		9,453	9,438,310
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		14,626	14,657,909
Real Estate Management & Development — 0.0%
Realogy Corp., Extended Synthetic Commitment, 0.01% - 4.40%, 10/10/16		2,494	2,502,676
Software — 0.5%
First Data Corp.:
2018 Dollar Term Loan, 4.15%, 3/23/18		10,375	10,392,326
2018B New Term Loan, 4.15%, 9/24/18		4,725	4,729,583
Infor (US), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		25,060	24,965,989
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		22,993	23,797,349

			63,885,247
Specialty Retail — 0.2%
The Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		19,656	19,706,842
Party City Holdings, Inc., 2014 Replacement Term Loan, 4.00%, 7/27/19		3,868	3,866,959

			23,573,801

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	39

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value
Technology Hardware, Storage & Peripherals — 0.1%
CDW LLC (FKA CDW Corp.), Term Loan, 3.25%, 4/29/20	USD 21,223	$21,010,619
Trading Companies & Distributors — 0.2%
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18	23,130	23,135,296
Total Floating Rate Loan Interests —10.9%		1,531,947,871

Investment Companies — 0.1%	Shares
Uranium Participation Corp. (c)	1,150,920	5,819,668

Non-Agency Mortgage-Backed Securities	Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)	USD 17,991	18,205,057

Other Interests (k)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (d)	7,955	69,606
Lear Corp., Escrow (d)	7,495	65,581

		135,187
Capital Markets — 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)	9,030	2,144,625
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)	5,675	1,347,813
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)	5,500	1,299,375
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)	2,520	598,500
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (c)(d)	1,000	236,250

		5,626,563
Electric Utilities — 0.0%
Mirant America Corp., Escrow (c)(d)	3,270	—
Mirant America, Inc., Escrow (c)(d)	1,880	—
Mirant Americas Generation LLC, Escrow (c)(d)	1,215	—

		—
Household Durables — 0.2%
Richland-Stryker Generation LLC (c)(f)	10,488	89,983
Stanley-Martin, Class B Membership Units	20	30,606,520

		30,696,503
Media — 0.0%
Adelphia Communications Corp., Escrow (c)(d)	27,425	3
Adelphia Communications Corp., Escrow (c)(d)	800	5,600
Adelphia Communications Corp., Escrow (c)(d)	325	2,275
Century Communications, Escrow (c)(d)	625	6,250

		14,128
Oil, Gas & Consumable Fuels — 0.0%
Post Oak Crown IV LLC (c)	1,250	49,125
Total Other Interests — 0.3%		36,521,506

Preferred Securities	Par (000)		Value
Capital Trusts
Banks — 0.2%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (b)(l)	EUR	7,200	$10,013,363
Banco Santander SA, 6.25% (b)(l)		6,100	8,298,662
Barclays PLC, 8.00% (b)(l)		6,525	9,438,674
Citigroup, Inc., 5.35% (b)(l)	USD	8,055	7,471,013

			35,221,712
Chemicals — 0.1%
Solvay Finance SA, 4.20% (b)(l)	EUR	5,200	7,217,546
Diversified Financial Services — 0.7%
Bank of America Corp., 5.20% (b)(l)	USD	14,874	13,981,560
JPMorgan Chase & Co.:
Series Q, 5.15% (b)(l)		11,460	10,743,750
Series S, 6.75% (b)(l)		32,248	33,941,020
Series U, 6.13% (b)(l)		34,293	33,754,806

			92,421,136
Insurance — 0.1%
AIG Life Holdings, Inc., 7.57% (a)(l)		10,310	12,539,022
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(l)		2,827	2,855,270
Total Capital Trusts — 1.1%			150,254,686

Preferred Stocks		Shares
Auto Components — 0.0%
The Goodyear Tire & Rubber Co., 0.07%		102,280	7,406,095
Banks — 0.0%
Royal Bank of Scotland Group PLC, Series T, 7.25%		84,000	2,093,280
Capital Markets — 0.0%
State Street Corp., 5.90%		166,804	4,318,556
Diversified Financial Services — 0.1%
Ally Financial, Inc., 0.05%		276,463	7,561,263
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., 1.44%		6,840	7,551,360
Total Preferred Stocks — 0.2%			28,930,554

Trust Preferreds
Diversified Financial Services — 1.0%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		4,934,633	134,715,481
RBS Capital Funding Trust VII, Series G, 6.08% (l)		604,440	13,448,790

			148,164,271
Total Trust Preferreds — 1.0%			148,164,271
Total Preferred Securities — 2.3%			327,349,511

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Warrants (m)	Shares	Value
Hotels, Restaurants & Leisure — 0.0%
BLB Worldwide Holdings, Inc. (Expires 11/08/17)	187	$149,600
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19)	11,931	42,861
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15) (f)	136,259,718	1,992,287
Peninsula Energy Ltd. (Expires 12/31/15) (f)	78,447,216	1,033,081

		3,025,368
Total Warrants — 0.0%		3,217,829
Total Long-Term Investments
(Cost — $13,485,034,798) — 100.0%		14,067,009,527

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(o)	123,322,309	$123,322,309
Total Short-Term Securities (Cost — $123,322,309) — 0.9%		123,322,309

Options Purchased
(Cost — $104,182) — 0.0%		1
Total Investments — 100.9% (Cost — $13,608,461,289)		14,190,331,837
Liabilities in Excess of Other Assets — (0.9)%		(124,015,007)

Net Assets — 100.0%		$14,066,316,830

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Zero-coupon bond.

(f)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2013	Shares/Par Purchased	Shares/ Par Sold	Shares/Par Held at March 31, 2014	Value Held at March 31, 2014	Gain
Peninsula Energy Ltd.	255,393,495	11,710,202	—	267,103,697	$8,669,947	—
Peninsula Energy Ltd.	$19,200,000	—	—	$19,200,000	$19,200,000	—
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	78,447,216	—	—	78,447,216	$1,033,081	—
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	132,804,617	3,455,101	—	136,259,718	$1,992,287	—
Richland-Stryker Generation LLC	10,487,500	—	—	10,487,500	$89,983	$6,477,884

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Convertible security.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(n)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	46,057,742	77,264,567	123,322,309	$29,906

(o)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	41

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.50)%	11/14/13	Open	$4,005,000	$4,005,000
Citigroup Global Markets, Inc.	(0.75)%	3/20/14	Open	12,139,278	12,139,278
Total				$16,144,278	$16,144,278

[1]	Rate shown is as of report date.

•	Financial futures contracts as of March 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(4,512)	E-Mini S&P 500 Futures	Chicago Mercantile	June 2014	USD	420,631,200	$(5,573,899)

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,400,000	USD	4,660,092	JPMorgan Chase Bank N.A.	4/22/14	$23,706
GBP	2,000,000	USD	3,322,704	Citibank N.A.	4/22/14	(3,587)
GBP	3,590,000	USD	5,914,127	Citibank N.A.	4/22/14	69,949
GBP	825,000	USD	1,341,092	Deutsche Bank AG	4/22/14	34,079
GBP	1,682,000	USD	2,768,839	Goldman Sachs Bank USA	4/22/14	34,842
GBP	2,100,000	USD	3,508,357	Goldman Sachs Bank USA	4/22/14	(7,922)
USD	8,235,729	AUD	9,294,000	JPMorgan Chase Bank N.A.	4/22/14	(370,569)
USD	46,580,209	CAD	51,114,000	Barclays Bank PLC	4/22/14	367,568
USD	20,171,257	CAD	22,299,910	Deutsche Bank AG	4/22/14	(27,854)
USD	4,876,589	EUR	3,500,000	Bank of America N.A.	4/22/14	55,032
USD	81,207	EUR	60,000	Barclays Bank PLC	4/22/14	(1,449)
USD	9,630,467	EUR	7,123,000	Barclays Bank PLC	4/22/14	(182,089)
USD	21,346,326	EUR	15,773,000	Barclays Bank PLC	4/22/14	(382,361)
USD	22,233,966	EUR	16,214,000	Barclays Bank PLC	4/22/14	(102,237)
USD	611,816	EUR	452,492	Citibank N.A.	4/22/14	(11,532)
USD	19,352,674	EUR	14,155,000	Citibank N.A.	4/22/14	(147,078)
USD	720,687,300	EUR	529,878,171	Citibank N.A.	4/22/14	(9,266,247)
USD	638,783	EUR	462,000	Credit Suisse International	4/22/14	2,337
USD	4,726,453	EUR	3,460,000	Credit Suisse International	4/22/14	(39,999)
USD	110,489	EUR	79,400	Deutsche Bank AG	4/22/14	1,109
USD	7,252,116	EUR	5,265,000	Deutsche Bank AG	4/22/14	29,205
USD	680,059	EUR	495,000	Goldman Sachs Bank USA	4/22/14	(1,847)
USD	2,196,357	EUR	1,622,000	Goldman Sachs Bank USA	4/22/14	(38,090)
USD	3,602,540	EUR	2,654,000	Goldman Sachs Bank USA	4/22/14	(53,578)
USD	8,011,500	EUR	5,920,000	Goldman Sachs Bank USA	4/22/14	(143,818)
USD	9,915,903	EUR	7,239,000	Goldman Sachs Bank USA	4/22/14	(56,453)
USD	9,937,836	EUR	7,287,000	Goldman Sachs Bank USA	4/22/14	(100,644)
USD	15,863,814	EUR	11,447,000	Goldman Sachs Bank USA	4/22/14	94,569
USD	414,891	EUR	298,357	UBS AG	4/22/14	3,878
USD	1,490,904	GBP	900,000	Bank of America N.A.	4/22/14	(9,282)
USD	20,931,257	GBP	12,630,000	Barclays Bank PLC	4/22/14	(121,355)
USD	266,450	GBP	160,000	Citibank N.A.	4/22/14	(250)
USD	13,267,077	GBP	8,140,000	Deutsche Bank AG	4/22/14	(301,274)
USD	165,864	GBP	100,000	Goldman Sachs Bank USA	4/22/14	(824)
USD	1,900,610	GBP	1,135,000	Goldman Sachs Bank USA	4/22/14	8,708

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,982,165	GBP	1,185,835	Goldman Sachs Bank USA	4/22/14	$5,528
USD	2,233,199	GBP	1,339,000	Goldman Sachs Bank USA	4/22/14	1,255
USD	9,802,402	GBP	5,900,000	Goldman Sachs Bank USA	4/22/14	(32,152)
USD	478,476,136	GBP	291,425,000	JPMorgan Chase Bank N.A.	4/22/14	(7,292,473)
USD	696,635	GBP	423,529	The Bank of New York Mellon	4/22/14	(9,334)
Total						$(17,972,533)

•	OTC options purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	107	$1

•	OTC credit default swaps – buy protection outstanding as of March 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Clear Channel Communications, Inc.	5.00%	Barclays Bank PLC	3/20/16	USD 3,773	$31,606	$358,416	$(326,810)
Clear Channel Communications, Inc.	5.00%	Deutsche Bank AG	3/20/16	USD 7,547	63,211	689,781	(626,570)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD 2,008	1,035,627	555,265	480,362
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD 2,008	1,035,627	495,486	540,141
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD 2,008	1,035,626	546,752	488,874
Total					$3,201,697	$2,645,700	$555,997

•	OTC credit default swaps – sold protection outstanding as of March 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	9/20/15	CCC-	USD	7,464	$(1,441,025)	$(1,267,797)	$(173,228)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	2,008	(773,252)	(225,642)	(547,610)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	2,008	(773,250)	(225,936)	(547,314)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC-	USD	2,008	(773,251)	(185,099)	(588,152)
Realogy Group LLC	5.00%	JPMorgan Chase Bank N.A.	9/20/15	B	USD	5,000	322,988	(108,352)	431,340
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	5,240	(1,219,981)	(1,010,703)	(209,278)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	2,555	(594,804)	(442,864)	(151,940)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	12/20/15	CCC-	USD	6,712	(1,562,533)	(724,270)	(838,263)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	9,176	(2,136,201)	(1,987,742)	(148,459)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	2,126	(494,973)	(399,430)	(95,543)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	1,173	(320,498)	(194,176)	(126,322)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	1,140	(311,289)	(166,976)	(144,313)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	2,373	(648,101)	(329,466)	(318,635)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	1,240	(338,630)	(185,586)	(153,044)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	OTC credit default swaps – sold protection outstanding as of March 31, 2014 were as follows: (continued)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	11,182	$(3,054,462)	$(1,982,829)	$(1,071,633)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	9,976	(2,725,085)	(1,359,408)	(1,365,677)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	3,718	(1,015,537)	(693,400)	(322,137)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	3,718	(1,015,537)	(693,400)	(322,137)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	2,598	(709,665)	(438,207)	(271,458)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	1,292	(352,853)	(205,756)	(147,097)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	6/20/16	CCC-	USD	6,960	(2,189,245)	(1,069,522)	(1,119,723)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	15,106	(4,751,589)	(2,967,833)	(1,783,756)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	14,700	(4,623,837)	(2,848,278)	(1,775,559)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	7,602	(2,391,174)	(1,520,759)	(870,415)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	4,277	(1,345,442)	(698,456)	(646,986)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/16	CCC-	USD	7,162	(2,252,928)	(1,163,814)	(1,089,114)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	9/20/16	CCC-	USD	5,135	(1,777,742)	(1,435,388)	(342,354)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	9/20/16	CCC-	USD	27,152	(9,400,068)	(5,059,688)	(4,340,380)
Community Health Systems, Inc.	5.00%	BNP Paribas S.A.	9/20/16	Not Rated	USD	2,000	186,488	(108,808)	295,296
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD	43,843	(17,960,789)	(16,178,063)	(1,782,726)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD	1,140	(466,855)	(277,042)	(189,813)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	8,421	(3,449,713)	(2,200,003)	(1,249,710)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	7,008	(2,871,116)	(1,626,121)	(1,244,995)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	2,320	(950,568)	(572,500)	(378,068)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	BB-	USD	11,410	2,126,417	(44,118)	2,170,535
CCO Holdings LLC/CCO Holdings Capital Corp.	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	16,770	3,574,089	(1,406)	3,575,495
Smithfield Foods, Inc.	5.00%	Credit Suisse International	6/20/18	BB-	USD	6,092	827,865	650,795	177,070
Techem GmbH	5.00%	Credit Suisse International	9/20/18	B+	EUR	6,400	927,932	623,624	304,308
Techem GmbH	5.00%	Credit Suisse International	9/20/18	B+	EUR	2,084	302,158	209,983	92,175
Techem GmbH	5.00%	Credit Suisse International	12/20/18	B+	EUR	2,120	302,408	208,598	93,810
Techem GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	2,777	388,660	381,692	6,968
Techem GmbH	5.00%	Citibank N.A.	3/20/19	B+	EUR	1,666	233,196	225,669	7,527
Techem GmbH	5.00%	Goldman Sachs International	3/20/19	B+	EUR	5,000	699,901	601,841	98,060
Techem GmbH	5.00%	Goldman Sachs International	3/20/19	B+	EUR	5,000	699,901	601,942	97,959
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	Not Rated	EUR	3,251	444,572	351,730	92,842
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	Not Rated	EUR	3,251	444,572	418,709	25,863
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	Not Rated	EUR	3,251	444,572	425,186	19,386
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	Not Rated	EUR	2,350	321,382	249,035	72,347

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

•	+OTC Credit default swaps – sold protection outstanding as of March 31, 2014 were as follows: (concluded)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Level 3 Communications, Inc.	5.00%	Goldman Sachs Bank USA	6/20/19	Not Rated	USD 14,000	$1,683,155	$(927,580)	$2,610,735
Total						$(60,761,737)	$(46,577,614)	$(14,184,123)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$233,393,918	$74,979,924	$308,373,842
Common Stocks	$716,590,589	260,849,240	153,481,887	1,130,921,716
Corporate Bonds	—	10,550,172,432	154,480,095	10,704,652,527
Floating Rate Loan Interests	—	1,338,201,496	193,746,375	1,531,947,871
Investment Companies	5,819,668	—	—	5,819,668
Non-Agency Mortgage-Backed Securities	—	18,205,057	—	18,205,057
Other Interests	—	5,769,625	30,751,881	36,521,506
Preferred Securities	169,543,465	157,806,046	—	327,349,511
Warrants	1,992,287	192,461	1,033,081	3,217,829
Short-Term Securities	123,322,309	—	—	123,322,309
Options Purchased:
Equity Contracts	—	1	—	1
Unfunded Loan Commitments	—	—	520,335	520,335
Total	$1,017,268,318	$12,564,590,276	$608,993,578	$14,190,852,172

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	45

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts.	—	$11,681,093	—	$11,681,093
Foreign currency exchange contracts	—	731,765	—	731,765
Liabilities:
Credit contracts.	—	(25,309,219)	—	(25,309,219)
Equity contracts	$(5,573,899)	—	—	(5,573,899)
Foreign currency exchange contracts	—	(18,704,298)	—	(18,704,298)
Total	$(5,573,899)	$(31,600,659)	—	$(37,174,558)

[1]    Derivative financial instruments are swaps, financial futures contracts, and forward foreign currency exchange contracts. Swaps, financial futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$8,758,246	—	—	$8,758,246
Foreign currency at value.	6,127,673	—	—	6,127,673
Cash pledged for financial futures contracts	23,937,000	—	—	23,937,000
Cash pledged as collateral for OTC derivatives	69,010,000	—	—	69,010,000
Liabilities:
Reverse repurchase agreements	—	$(16,144,278)	—	(16,144,278)
Cash received as collateral for OTC derivatives	—	(6,700,000)	—	(6,700,000)
Total	$107,832,919	$(22,844,278)	—	$84,988,641

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Options Purchased	Warrants	Unfunded Loan Commitments	Total
Assets:
Opening Balance, as of September 30, 2013	$136,358,189	$61,838,271	$70,775,109	$178,617,570	$37,933,490	$1	$453,736	—	$485,976,366
Transfers into Level 3	—	—	—	103,726,517	—	—	—	—	103,726,517
Transfers out of Level 3	(114,360,950)	(2,530,710)	—	(8,230,750)	(77,250)	(1)	—	—	(125,199,661)
Accrued discounts/premiums	61,100	—	25,377	883,407	—	—	—	—	969,884
Net realized gain (loss)	288,885	—	(6,367,129)	5,568,584	1,267	—	—	—	(508,393)
Net change in unrealized appreciation/depreciation[1,2]	329,639	(802,195)	7,882,646	9,674,312	(7,104,359)	—	579,345	$520,335	11,079,723
Purchases	66,456,273	94,976,521	141,324,174	47,771,194	—	—	—	—	350,528,162
Sales	(14,153,212)	—	(59,160,082)	(144,264,459)	(1,267)	—	—	—	(217,579,020)
Closing Balance, as of March 31, 2014	$74,979,924	$153,481,887	$154,480,095	$193,746,375	$30,751,881	—	$1,033,081	$520,335	$608,993,578

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[2]	$206,342	$(802,195)	$602,710	$11,084,006	$(7,104,359)	—	$579,345	$520,335	$5,086,184

[1] Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]    Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2014. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $426,041,835. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$74,999,999	Cost[3]	N/A	—
	17,903,801	Market Comparable Companies	Offshore Last 12 Months EBITDA multiple[4]	6.75x
			Onshore EBITDA multiple[4]	5.13x
Corporate Bonds[1]	19,200,000	Cost[3]	N/A	—
	8,785,692	Par	Call Price[4]	—
	30,416,400	Market Comparable Companies	Last 12 Months EBITDA Multiple[4]	10.50x
Other Interests[2]	30,606,520	Market Comparable Companies	Tangible Book Value Multiple	1.3x
	6,250	Estimated Recovery Value	Recovery Rate[4]	1.00%
Warrants	1,033,081	Black-Scholes	Implied Volatility[4]	58.94%
Total	$182,951,743

[1]

For the six months ended March 31, 2014, the valuation technique for certain investments classified as corporate bonds changed to utilizing par value. Market information previously utilized to determine fair value under the market approach no longer applied to this investment; therefore, the par value is considered to be a more relevant measure of fair value for this investment.

[2]

For the six months ended March 31, 2014, the valuation technique for certain investments classified as other interests changed to a market approach. The investments were previously valued utilizing an income approach. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[3]

The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	47

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACAS CLO Ltd., Series 2007-1A, Class A1S, 0.45%, 4/20/21 (a)(b)	USD	2,744	$2,709,667
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.42%, 5/10/32 (a)(b)		6,785	6,564,815
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17		10,769	11,201,095
Series 2012-4, Class B, 1.31%, 11/08/17		3,270	3,291,386
Series 2013-2, Class B, 1.19%, 5/08/18		10,190	10,173,054
Series 2013-2, Class C, 1.79%, 3/08/19		3,250	3,255,918
Series 2013-4, Class D, 3.31%, 10/08/19		6,600	6,810,830
Series 2014-1, Class D, 2.54%, 6/08/20		4,385	4,364,469
Series 2014-1, Class E, 3.58%, 8/09/21		5,300	5,275,085
APOLLO Trust, Series 2009-1, Class A3, 3.89%, 6/03/17 (b)	AUD	7,959	7,450,143
AUTO ABS FCT Compartiment, Series 2013-2, Class A, 1.09%, 1/27/23 (b)	EUR	13,200	18,196,276
BA Credit Card Trust, Series 2014-A1, Class A, 0.54%, 6/15/21 (b)	USD	15,055	15,077,583
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 21A1, 0.22%, 12/25/36 (b)		254	250,538
Berica ABS S.r.l., Series 2012-2, Class A1, 0.59%, 11/30/51 (b)	EUR	9,484	12,905,604
Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	USD	18,405	18,396,386
Chrysler Capital Auto Receivables Trust, Series 2014-AA, Class D, 2.64%, 7/15/21 (a)		11,845	11,779,853
Citibank Credit Card Issuance Trust:
Series 2007-A8, Class A8, 5.65%, 9/20/19		37,660	42,914,097
Series 2013-A6, Class A6, 1.32%, 9/07/18		29,287	29,525,162
Citibank Omni Master Trust, Series 2009-A14X, Class A14, 2.91%, 8/15/18 (b)		5,000	5,045,550
Conseco Financial Corp., Series 1993-4, Class A5, 7.05%, 1/15/19		44	45,050
Cornerstone CLO Ltd., Series 2007-1A, Class A1S, 0.46%, 7/15/21 (a)(b)		15,600	15,260,339
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.11%, 5/25/36 (b)		2,454	2,727,624
Series 2007-3, Class 2A1, 0.25%, 5/25/47 (b)		679	663,954
Series 2007-7, Class 2A2, 0.31%, 10/25/47 (b)		6,488	6,359,395
Credit Acceptance Auto Loan Trust:
Series 2011-1, Class A, 2.61%, 3/15/19 (a)		2,776	2,788,685
Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		6,000	6,048,066
Crusade ABS Trust, Series 2012-1, Class A, 3.63%, 7/12/23 (b)	AUD	13,246	12,304,426
Discover Card Execution Note Trust, Series 2013-A5, Class A5, 1.04%, 4/15/19	USD	8,915	8,924,477
Dryden XVI-Leveraged Loan CDO 2006, Series 2006-16A, Class A1, 0.48%, 10/20/20 (a)(b)		10,875	10,759,566
Ford Credit Floorplan Master Owner Trust, Series 2012-4, Class C, 1.39%, 9/15/16		7,005	7,027,458
Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24 (a)(b)		524	281,419
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T6, Class AT6, 1.29%, 9/15/44 (a)		7,500	7,511,250

Asset-Backed Securities	Par (000)		Value
HLSS Servicer Advance Receivables Trust:
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)	USD	3,000	$2,994,000
Series 2014-T1, Class AT1, 1.24%, 1/17/45 (a)		5,420	5,423,252
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		150	150,223
ING Investment Management Co., Series 2012-1RA, Class A1R, 1.69%, 3/14/22 (a)(b)		25,000	24,942,169
Katonah Ltd., Series 2007-10A, Class A2B, 0.47%, 4/17/20 (a)(b)		10,921	10,791,735
MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4, 0.40%, 10/25/35 (b)		93	92,740
Mayport CLO Ltd., Series 2006-1A, Class A1L, 0.49%, 2/22/20 (a)(b)		8,091	8,048,452
Muir Woods CLO Ltd., Series 2012-1A, Class X, 1.48%, 9/14/23 (a)(b)		2,250	2,250,000
Neuberger Berman CLO Ltd., Series 2012-12A, Class X, 1.49%, 7/25/23 (a)(b)		1,500	1,500,000
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class AR, 1.16%, 4/20/21 (a)(b)		19,922	19,772,209
OHA Park Avenue CLO I Ltd., Series 2007-1A, Class A1B, 0.46%, 3/14/22 (a)(b)		17,549	17,239,478
Opera Germany No. 2 PLC, Series 2, Class A, 0.52%, 10/20/14 (b)	EUR	16,228	22,133,725
PFS Financing Corp., Series 2014-AA, Class B, 1.10%, 2/15/19 (a)(b)	USD	4,400	4,410,560
Red & Black Auto France, Series 2012-1, Class A, 1.07%, 12/28/21 (b)	EUR	1,995	2,753,690
Regatta Funding Ltd., Series 2007-1A, Class A1L, 0.48%, 6/15/20 (a)(b)	USD	12,443	12,249,807
Residential Asset Mortgage Products, Inc. Trust, Series 2003-RZ3, Class A6, 3.90%, 3/25/33 (c)		2,198	2,190,286
Residential Asset Securities Corp. Trust, Series 2005-KS12, Class A2, 0.40%, 1/25/36 (b)		262	260,542
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		9,975	10,094,211
Series 2011-S2A, Class B, 2.06%, 6/15/17 (a)		678	678,597
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		53	52,941
Series 2012-5, Class C, 2.70%, 8/15/18		2,670	2,748,565
Series 2012-6, Class C, 1.94%, 3/15/18		2,470	2,497,360
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		10,440	10,470,913
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		7,215	7,239,531
Series 2013-1, Class C, 1.76%, 1/15/19		19,880	19,962,919
Series 2013-3, Class C, 1.81%, 4/15/19		18,925	18,988,720
Series 2013-5, Class C, 2.25%, 6/17/19		12,000	12,124,560
Series 2013-5, Class D, 2.73%, 10/15/19		8,000	8,068,504
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		13,400	13,771,756
Series 2013-A, Class D, 3.78%, 10/15/19 (a)		11,960	12,449,284
Series 2014-1, Class C, 2.36%, 4/15/20		8,000	8,068,936
Series 2014-1, Class D, 2.91%, 4/15/20		6,095	6,169,054
Series 2012-3, Class C, 3.01%, 4/16/18		17,630	18,135,787
SLC Private Student Loan Trust, Series 2006-A, Class A4, 0.36%, 1/15/19 (b)		104	104,398

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.63%, 3/15/22 (b)	USD	4,554	$4,456,185
Series 2004-B, Class A2, 0.43%, 6/15/21 (b)		6,378	6,317,196
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.66%, 1/15/43 (a)(b)		6,258	6,640,952
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		7,950	8,330,479
Series 2011-C, Class A1, 1.56%, 12/15/23 (a)(b)		15,793	15,909,416
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		8,725	9,370,013
Series 2012-B, Class A1, 1.26%, 12/15/21 (a)(b)		1,887	1,895,741
Series 2012-C, Class A1, 1.26%, 8/15/23 (a)(b)		8,399	8,449,005
Series 2012-E, Class A1, 0.91%, 10/16/23 (a)(b)		3,329	3,335,069
Series 2013-C, Class A1, 1.01%, 2/15/22 (a)(b)		15,467	15,549,023
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.98%, 12/15/25 (a)(b)		11,900	11,887,374
Series 2013-4, Class A, 0.70%, 6/25/27 (b)		14,878	14,928,493
Soundview Home Loan Trust, Series 2003-2, Class A2, 1.46%, 11/25/33 (b)		1,332	1,320,834
Torrens, Series 2013-1, Class A, 3.58%, 4/12/44 (b)	AUD	24,652	22,851,309
Triton European Loan Conduit PLC, Series 26X, Class H, 1.37%, 10/25/19 (b)	GBP	1,993	3,013,295
Turbo Finance 2 PLC, Series 2012-1, Class B, 5.50%, 2/20/19		8,282	14,174,670
Westbrook CLO Ltd., Series 2006-1A, Class A1, 0.47%, 12/20/20 (a)(b)	USD	13,873	13,628,766
WG Horizons CLO, Series 2006-1A, Class A1, 0.49%, 5/24/19 (a)(b)		20,165	19,899,599
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23		5,630	5,497,718
Total Asset-Backed Securities — 22.0%			772,173,261

Corporate Bonds
Aerospace & Defense — 0.3%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18		4,020	4,321,500
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		3,803	4,021,673
Spirit AeroSystems, Inc., 7.50%, 10/01/17		1,708	1,778,455

			10,121,628
Air Freight & Logistics — 0.1%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)		3,034	3,068,514
Airlines — 1.9%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (a)		4,385	4,571,358
Continental Airlines Pass-Through Certificates, Series 2003-ERJ1, Class RJO3, 7.88%, 1/02/20		288	315,741
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 5/01/22		6,337	6,717,369

Corporate Bonds	Par (000)		Value
Airlines (concluded)
Delta Air Lines Pass-Through Trust:
Series 2010-1, Class B, 6.38%, 7/02/17 (a)	USD	6,250	$6,734,375
Series 2010-2, Class B, 6.75%, 11/23/15		2,000	2,160,000
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 5/20/23		1,280	1,375,672
UAL Pass-Through Trust, Series 2009-2B, 12.00%, 1/15/16 (a)		3,141	3,549,859
United Airlines, Inc., 6.75%, 9/15/15 (a)		10,290	10,495,800
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		3,419	3,539,086
Series 2012-1, Class C, 9.13%, 10/01/15		5,104	5,410,207
Series 2012-2, Class C , 5.45%, 6/03/18		1,500	1,541,250
Virgin Australia Trust:
Series 2013-1A, 5.00%, 10/23/23 (a)		9,300	9,811,500
Series 2013-1B, 6.00%, 4/23/22 (a)		8,500	8,755,000

			64,977,217
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17 (a)		5,500	5,555,000
Automobiles — 0.6%
General Motors Co., 3.50%, 10/02/18 (a)		12,581	12,816,894
Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (a)		9,500	9,725,625

			22,542,519
Banks — 3.3%
ABN AMRO Bank NV, 1.04%, 10/28/16 (a)(b)		8,500	8,549,130
Banque Federative du Credit Mutuel SA, 1.09%, 10/28/16 (a)(b)		3,276	3,286,811
Barclays Bank PLC, 2.50%, 2/20/19		12,500	12,521,825
CIT Group, Inc., 4.25%, 8/15/17		15,455	16,189,113
Citigroup, Inc., 1.70%, 7/25/16		19,626	19,848,873
Huntington Bancshares, Inc., 2.60%, 8/02/18		2,000	2,013,504
Intesa Sanpaolo SpA, 2.38%, 1/13/17		16,500	16,555,473
KeyCorp, 2.30%, 12/13/18		11,200	11,159,400
Regions Financial Corp., 2.00%, 5/15/18		20,800	20,386,122
Santander Holdings USA, Inc., 3.00%, 9/24/15		3,785	3,897,872

			114,408,123
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17		1,214	1,408,240
Capital Markets — 3.0%
American Capital Ltd., 6.50%, 9/15/18 (a)		7,181	7,611,860
The Goldman Sachs Group, Inc.:
5.35%, 1/15/16		8,733	9,391,337
3.63%, 2/07/16		53,352	55,874,483
5.75%, 10/01/16		21,910	24,278,252
Morgan Stanley, 4.75%, 3/22/17		8,000	8,730,632

			105,886,564
Chemicals — 0.2%
Airgas, Inc., 4.50%, 9/15/14		2,880	2,928,018
Ashland, Inc., 3.00%, 3/15/16		5,000	5,100,000

			8,028,018
Commercial Services & Supplies — 1.1%
The ADT Corp., 4.13%, 4/15/19		13,500	13,394,579

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	49

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
Aviation Capital Group Corp.:
3.88%, 9/27/16 (a)	USD	14,855	$15,388,101
4.63%, 1/31/18 (a)		1,000	1,039,829
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 4.88%, 11/15/17		2,695	2,826,381
Leucadia National Corp., 8.13%, 9/15/15		6,450	7,054,687

			39,703,577
Communications Equipment — 0.2%
Motorola Solutions, Inc., 6.00%, 11/15/17		4,592	5,248,858
Consumer Finance — 0.4%
Capital One Financial Corp.:
3.15%, 7/15/16		10,000	10,458,570
6.75%, 9/15/17		2,000	2,331,242

			12,789,812
Diversified Financial Services — 6.2%
Ally Financial, Inc.:
5.50%, 2/15/17		15,000	16,275,000
6.25%, 12/01/17		1,770	1,975,763
Bank of America Corp.:
1.25%, 1/11/16		14,712	14,789,312
6.50%, 8/01/16 (d)		25,304	28,341,846
5.65%, 5/01/18		4,595	5,194,344
CNH Capital LLC:
3.88%, 11/01/15		4,020	4,130,550
6.25%, 11/01/16		7,500	8,221,875
Ford Motor Credit Co. LLC:
12.00%, 5/15/15		34,382	38,591,182
5.63%, 9/15/15		12,730	13,569,633
4.21%, 4/15/16		1,800	1,907,645
3.98%, 6/15/16		1,790	1,896,646
2.38%, 3/12/19		17,500	17,365,337
General Motors Financial Co., Inc.:
2.75%, 5/15/16		8,145	8,251,699
4.75%, 8/15/17		1,930	2,062,688
3.25%, 5/15/18		1,450	1,462,688
ING US, Inc., 2.90%, 2/15/18		22,549	23,104,089
JPMorgan Chase & Co.:
3.45%, 3/01/16		16,776	17,568,297
1.35%, 2/15/17		12,000	11,990,256
1.80%, 1/25/18		1,405	1,401,749

			218,100,599
Diversified Telecommunication Services — 2.3%
British Telecommunications PLC, 2.00%, 6/22/15		9,216	9,357,484
Intelsat Jackson Holdings SA, 8.50%, 11/01/19		3,590	3,850,275
Verizon Communications, Inc.:
2.50%, 9/15/16		60,000	62,128,200
2.55%, 6/17/19		5,000	5,028,870
Windstream Corp., 7.88%, 11/01/17		704	807,840

			81,172,669
Electric Utilities — 0.4%
AES Corp., 8.00%, 10/15/17		424	501,910
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,102,828
Oncor Electric Delivery Co. LLC:
6.38%, 1/15/15		5,960	6,219,385
5.00%, 9/30/17		3,085	3,416,656
Pepco Holdings, Inc., 2.70%, 10/01/15		3,765	3,849,524

			15,090,303
Electronic Equipment, Instruments & Components — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	7,538,670

Corporate Bonds	Par (000)		Value
Energy Equipment & Services — 0.2%
Transocean, Inc., 4.95%, 11/15/15	USD	5,659	$6,008,030
Food Products — 0.2%
Nabisco, Inc., 7.55%, 6/15/15		6,425	6,949,087
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15		5,605	6,067,138
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (a)		2,300	2,558,750

			8,625,888
Health Care Providers & Services — 1.8%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		8,000	8,400,000
Coventry Health Care, Inc., 5.95%, 3/15/17		6,403	7,212,493
HCA, Inc.:
6.50%, 2/15/16		9,860	10,698,100
3.75%, 3/15/19		8,400	8,431,500
7.25%, 9/15/20		1,482	1,602,413
Tenet Healthcare Corp., 8.00%, 8/01/20		11,200	12,236,000
WellPoint, Inc.:
2.38%, 2/15/17		925	945,553
1.88%, 1/15/18		11,000	10,917,632
2.30%, 7/15/18		4,000	4,011,068

			64,454,759
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc., 11.25%, 6/01/17		1,950	1,876,875
Carnival Corp.:
1.20%, 2/05/16		3,000	3,018,009
1.88%, 12/15/17		5,945	5,901,982

			10,796,866
Household Durables — 0.8%
D.R. Horton, Inc., 4.75%, 5/15/17		1,980	2,098,800
Jarden Corp., 7.50%, 5/01/17		1,750	2,014,688
Lennar Corp.:
4.75%, 12/15/17		4,332	4,591,920
4.50%, 6/15/19		3,500	3,561,250
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		13,255	14,613,637
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	2,069,100

			28,949,395
Independent Power and Renewable Electricity Producers — 0.3%
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (a)		10,884	11,945,190
Insurance — 2.4%
AIA Group Ltd., 2.25%, 3/11/19 (a)		6,215	6,142,757
American International Group, Inc.:
5.60%, 10/18/16		24,000	26,571,720
5.45%, 5/18/17		2,535	2,828,913
AXIS Specialty Finance PLC, 2.65%, 4/01/19		8,000	7,988,144
Hartford Financial Services Group, Inc., 4.00%, 10/15/17		1,711	1,838,754
Lincoln National Corp., 4.30%, 6/15/15		10,880	11,316,397
Marsh & McLennan Cos., Inc., 9.25%, 4/15/19		13,700	17,782,888
XLIT Ltd.:
5.25%, 9/15/14		5,300	5,409,313
2.30%, 12/15/18		4,000	3,967,880

			83,846,766
IT Services — 0.4%
Computer Sciences Corp., 2.50%, 9/15/15		5,631	5,747,348
The Western Union Co., 2.38%, 12/10/15		8,000	8,186,112

			13,933,460

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Machinery — 0.2%
Case New Holland Industrial, Inc., 7.88%, 12/01/17	USD	2,050	$2,403,625
Crane Co., 2.75%, 12/15/18		1,000	1,002,983
Pentair Finance SA, 1.35%, 12/01/15		4,480	4,503,529

			7,910,137
Media — 2.9%
Cablevision Systems Corp.:
8.63%, 9/15/17		1,973	2,342,938
7.75%, 4/15/18		3,345	3,821,663
Comcast Cable Communications LLC, 8.88%, 5/01/17		9,750	11,895,175
Comcast Corp., 4.95%, 6/15/16		3,000	3,261,975
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.13%, 2/15/16		7,340	7,627,677
2.40%, 3/15/17		8,264	8,444,387
DISH DBS Corp.:
7.75%, 5/31/15		2,350	2,517,437
4.63%, 7/15/17		1,820	1,938,300
4.25%, 4/01/18		9,510	9,926,063
The Interpublic Group of Cos., Inc.:
6.25%, 11/15/14		14,470	14,922,187
2.25%, 11/15/17		13,816	13,945,995
Omnicom Group, Inc., 5.90%, 4/15/16		4,192	4,585,683
SES Global Americas Holdings GP, 2.50%, 3/25/19 (a)		6,010	5,973,327
Time Warner Cable, Inc., 5.85%, 5/01/17		1,855	2,085,525
Virgin Media Secured Finance PLC, 7.00%, 1/15/18	GBP	4,020	6,944,843

			100,233,175
Metals & Mining — 0.4%
Anglo American Capital PLC, 9.38%, 4/08/14 (a)	USD	8,482	8,492,586
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (a)		3,000	3,157,500
Novelis, Inc., 8.38%, 12/15/17		1,900	2,033,000

			13,683,086
Multiline Retail — 0.5%
Dollar General Corp.:
4.13%, 7/15/17		8,183	8,751,899
1.88%, 4/15/18		8,046	7,905,356

			16,657,255
Multi-Utilities — 0.3%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15		4,865	5,209,734
CMS Energy Corp.:
4.25%, 9/30/15		2,395	2,508,133
6.88%, 12/15/15		1,727	1,899,733

			9,617,600
Oil, Gas & Consumable Fuels — 1.6%
Chesapeake Energy Corp.:
3.25%, 3/15/16		10,030	10,130,300
6.50%, 8/15/17 (d)		1,820	2,042,950
Husky Energy, Inc., 7.25%, 12/15/19		8,842	10,816,834
Petrohawk Energy Corp., 7.25%, 8/15/18		10,280	10,907,080
Sabine Pass LNG LP, 7.50%, 11/30/16		7,740	8,552,700
Southeast Supply Header LLC, 4.85%, 8/15/14 (a)		6,120	6,201,831
Tennessee Gas Pipeline Co. LLC, 8.00%, 2/01/16		7,040	7,857,668

			56,509,363

Corporate Bonds	Par (000)		Value
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 5.63%, 4/20/15	USD	4,015	$4,173,568
Pharmaceuticals — 1.8%
Actavis, Inc., 1.88%, 10/01/17		7,746	7,711,174
Forest Laboratories, Inc., 4.38%, 2/01/19 (a)		14,275	15,024,437
Mylan, Inc.:
6.00%, 11/15/18 (a)		1,215	1,282,712
7.88%, 7/15/20 (a)		5,476	6,138,454
Perrigo Co. PLC, 2.30%, 11/08/18 (a)		4,000	3,956,576
Valeant Pharmaceuticals International, 6.75%, 10/01/17 (a)		668	706,410
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18		24,000	25,620,000
Zoetis, Inc., 1.15%, 2/01/16		2,000	2,007,948

			62,447,711
Real Estate Investment Trusts (REITs) — 2.0%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2.00%, 2/06/17 (a)		17,150	17,155,076
ERP Operating LP:
5.13%, 3/15/16		7,784	8,418,248
5.38%, 8/01/16		10,216	11,229,243
5.75%, 6/15/17		2,000	2,257,292
Health Care REIT, Inc., 5.88%, 5/15/15		7,725	8,158,094
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,650,134
Prologis LP:
4.50%, 8/15/17		960	1,038,433
6.63%, 5/15/18		7,211	8,390,446
Ventas Realty LP, 1.55%, 9/26/16		11,197	11,295,209
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		2,245	2,239,870

			71,832,045
Real Estate Management & Development — 0.5%
Trafford Centre Finance Ltd., 0.72%, 7/28/15 (b)	GBP	388	641,946
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		5,020	8,798,650
Series M, 7.40%, 3/28/24		4,920	8,366,370

			17,806,966
Road & Rail — 1.8%
ERAC USA Finance LLC, 6.38%, 10/15/17 (a)	USD	6,000	6,906,900
JB Hunt Transport Services, Inc., 2.40%, 3/15/19		2,500	2,479,005
Kansas City Southern de Mexico SA de CV, 0.94%, 10/28/16 (b)		14,000	14,071,246
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.13%, 5/11/15 (a)		16,417	16,821,498
2.50%, 3/15/16 (a)		12,000	12,299,724
3.38%, 3/15/18 (a)		5,000	5,205,360
Ryder System, Inc., 2.45%, 11/15/18		5,500	5,504,317

			63,288,050
Semiconductors & Semiconductor Equipment — 0.6%
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	17,944,074
Xilinx, Inc., 2.13%, 3/15/19		1,628	1,608,598

			19,552,672
Software — 0.1%
Fiserv, Inc., 3.13%, 6/15/16		5,000	5,216,085

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	51

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail — 0.4%
QVC, Inc.:
3.13%, 4/01/19 (a)	USD	8,000	$7,949,888
7.50%, 10/01/19 (a)		3,000	3,192,147
7.38%, 10/15/20 (a)		1,260	1,358,800

			12,500,835
Technology Hardware, Storage & Peripherals — 0.6%
Hewlett-Packard Co., 2.63%, 12/09/14		4,780	4,844,238
Seagate HDD Cayman, 3.75%, 11/15/18 (a)		14,000	14,420,000

			19,264,238
Tobacco — 0.8%
Lorillard Tobacco Co.:
3.50%, 8/04/16		15,000	15,806,475
2.30%, 8/21/17		11,547	11,781,843

			27,588,318
Trading Companies & Distributors — 1.1%
Air Lease Corp.:
4.50%, 1/15/16		4,000	4,210,000
3.38%, 1/15/19		8,500	8,616,875
Aircastle Ltd., 6.75%, 4/15/17		8,750	9,723,437
GATX Corp., 2.50%, 3/15/19		15,000	14,840,115
United Rentals North America, Inc., 5.75%, 7/15/18		1,820	1,947,400

			39,337,827
Wireless Telecommunication Services — 2.2%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)		23,513	23,806,913
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17		1,500	1,500,087
Cricket Communications, Inc., 7.75%, 10/15/20		17,680	20,208,240
Rogers Communications, Inc.:
7.50%, 3/15/15		2,000	2,131,258
6.80%, 8/15/18		6,996	8,308,897
SBA Communications Corp., 5.63%, 10/01/19		2,190	2,294,025
SBA Tower Trust, 4.25%, 4/15/40 (a)		3,540	3,658,976
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		3,590	4,388,775
T-Mobile USA, Inc., 5.25%, 9/01/18		10,595	11,204,213

			77,501,384
Total Corporate Bonds — 44.9%			1,576,270,067

Floating Rate Loan Interests (b)
Chemicals — 0.0%
OXEA Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		640	652,998
Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		8,554	8,657,403
Hilton Worldwide Finance LLC, Initial Term Loan, 4.00%, 10/26/20		12,894	12,909,402

			21,566,805
Total Floating Rate Loan Interests — 0.6%			22,219,803

Foreign Agency Obligations	Par (000)		Value
Electricite de France, 1.15%, 1/20/17 (a)	USD	9,393	$9,377,802
Nexen, Inc., 5.20%, 3/10/15		6,580	6,856,393
Petrobras Global Finance BV, 2.00%, 5/20/16		10,798	10,703,517
Petrobras International Finance Co., 3.88%, 1/27/16		4,865	4,996,058
Sinopec Capital Ltd., 1.25%, 4/24/16 (a)		15,000	14,972,625
Total Foreign Agency Obligations — 1.3%			46,906,395

Foreign Government Obligations
Iceland — 0.5%
Republic of Iceland:
4.88%, 6/16/16		12,035	12,681,881
4.88%, 6/16/16		4,880	5,142,300

			17,824,181
Latvia — 0.5%
Republic of Latvia, 5.25%, 2/22/17		15,300	16,641,810
Slovenia — 0.2%
Republic of Slovenia, 4.38%, 4/02/14	EUR	6,050	8,334,826
Total Foreign Government Obligations — 1.2%			42,800,817

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.7%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 2.84%, 11/25/33 (b)	USD	1,276	1,282,300
BCAP LLC Trust, Series 2010-RR6, Class 9A6, 0.51%, 7/26/37 (a)(b)		854	853,035
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.07%, 7/25/34 (b)		1,943	1,951,127
Series 2004-7, Class 4A, 2.79%, 10/25/34 (b)		666	662,431
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.08%, 12/25/35 (a)(b)		40	38,492
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.69%, 2/25/35 (b)		1,005	941,155
Series 2005-17, Class 1A6, 5.50%, 9/25/35		3,485	3,482,733
Series 2005-HYB8, Class 2A1, 2.66%, 12/20/35 (b)		2,168	1,849,962
Crusade Global Trust, Series 2006-2, Class A1, 0.30%, 11/15/37 (b)		22,687	22,391,202
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 2.63%, 2/25/35 (b)		406	408,593
Granite Master Issuer PLC:
Series 2006-1A, Class A5, 0.30%, 12/20/54 (a)(b)		11,630	11,551,552
Series 2006-3, Class A3, 0.24%, 12/20/54 (b)		8,939	8,874,232
Lanark Master Issuer PLC, Series 2012-2A, Class 1A, 1.64%, 12/22/54 (a)(b)		7,048	7,154,580
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 5A, 0.39%, 1/26/37 (a)(b)		74	74,373
MortgageIT Trust, Series 2004-1, Class A1, 0.93%, 11/25/34 (b)		3,583	3,449,415

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
National RMBS Trust, Series 2012-2, Class A1, 3.74%, 6/20/44 (b)	AUD	5,573	$5,195,505
Opteum Mortgage Acceptance Corp., Series 2005-4, Class 1A1B, 0.43%, 11/25/35 (b)	USD	286	286,219
Progress Trust, Series 2007-1GA, Class 1A, 0.38%, 8/19/38 (a)(b)		7,058	6,927,074
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.45%, 5/25/35 (b)		316	315,991
Rochester Financing No.1 PLC, Series 1, Class A1, 1.97%, 7/16/46 (b)	GBP	6,187	10,355,342
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.45%, 9/25/34 (b)	USD	1,915	1,689,236
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22		1	696
Superannuation Members Home Loans Global Fund, Series 2007-1, Class A2, 0.47%, 6/12/40 (b)	EUR	2,907	3,992,851
Walsh Acceptance, Series 1997-2, Class A, 2.15%, 3/01/27 (a)(b)	USD	18	2,212

			93,730,308
Commercial Mortgage-Backed Securities — 16.0%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A1A, 5.60%, 6/10/49 (b)		11,349	12,301,718
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		15,141	16,457,358
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		4,880	5,396,788
Series 2007-PW17, Class A3, 5.74%, 6/11/50		4,586	4,787,338
CD Mortgage Trust, Series 2007-CD5, Class AJ, 6.12%, 11/15/44 (b)		5,970	6,548,189
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		19,704	20,659,329
Commercial Mortgage Pass-Through Certificates:
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		4,499	4,802,360
Series 2007-C9, Class A4, 5.80%, 12/10/49 (b)		19,400	21,790,526
Series 2010-C1, Class A1, 3.16%, 7/10/46 (a)		10,741	11,011,230
Series 2013-CR12, Class A2, 2.90%, 10/10/46		29,170	30,011,379
Series 2013-FL3, Class A, 1.67%, 10/13/16 (a)(b)		18,210	18,320,462
Credit Suisse Commercial Mortgage Trust:
Series 2007-C4, Class A1AM, 5.97%, 9/15/39 (b)		2,000	2,153,274
Series 2007-C4, Class A3, 5.97%, 9/15/39 (b)		1,709	1,717,023
Series 2008-C1, Class A2, 6.03%, 2/15/41 (b)		3,736	3,817,923
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A1, 0.34%, 4/15/22 (a)(b)		7,799	7,732,073
Series 2007-TF2A, Class A3, 0.43%, 4/15/22 (a)(b)		8,300	8,128,716
Del Coronado Trust, Series 2013-HDC, Class A, 0.96%, 3/15/26 (a)(b)		5,750	5,750,333

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.72%, 6/17/49 (a)(b)	USD	14,940	$16,088,408
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		2,627	2,627,410
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A, 5.48%, 12/10/49 (b)		13,669	14,822,318
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A1A, 5.43%, 3/10/39		21,737	23,964,661
GS Mortgage Securities Trust:
Series 2006-GG6, Class A2, 5.51%, 4/10/38 (b)		146	146,128
Series 2007-GG10, Class A1A, 5.82%, 8/10/45 (b)		4,485	4,921,133
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		11,250	11,444,243
Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)		13,515	13,675,801
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class A3, 5.34%, 5/15/47		8,400	9,170,868
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (b)		19,470	21,307,743
Series 2007-CB19, Class A1A, 5.70%, 2/12/49 (b)		10,551	11,731,818
Series 2007-CB20, Class AJ, 6.10%, 2/12/51 (b)		7,990	8,340,377
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (b)		1,822	1,822,659
Series 2007-LD11, Class ASB, 5.82%, 6/15/49 (b)		4,168	4,437,123
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		17,677	19,848,546
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, 5.85%, 7/15/44 (b)		9,990	10,993,018
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class A4, 5.83%, 6/15/38 (b)		2,701	2,944,134
Series 2007-C2, Class A1A, 5.39%, 2/15/40		8,449	9,276,385
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		12,250	13,016,642
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		12,445	13,338,484
Series 2007-C7, Class AM, 6.15%, 9/15/45 (b)		17,500	19,950,823
London & Regional Debt Securitisation PLC, Series 2, Class A, 3.52%, 10/15/15 (b)	GBP	11,210	18,781,987
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)	USD	7,867	8,369,861
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class AM, 5.58%, 4/12/49 (b)		2,200	2,388,107
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		3,795	4,132,155
Series 2012-C4, Class C, 5.53%, 3/15/45 (a)(b)		1,500	1,629,221
Series 2012-C4, Class D, 5.53%, 3/15/45 (a)(b)		2,000	2,113,494

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	53

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Re-REMIC Trust:
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)	USD	367	$372,939
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (a)		3,507	3,519,703
Motel 6 Trust:
Series 2012-MTL6, Class A1, 1.50%, 10/05/25 (a)		3,371	3,348,265
Series 2012-MTL6, Class A2, 1.95%, 10/05/25 (a)		15,935	15,812,460
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		4,683	4,799,536
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		4,596	4,550,225
Talisman Finance PLC, Series 6, Class A, 0.46%, 10/22/16 (b)	EUR	16,712	22,045,485
Titan Europe NHP Ltd., Series 2007-1X, Class A, 0.77%, 1/20/17 (b)	GBP	8,909	13,813,433
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22, Class AM, 5.34%, 12/15/44 (b)	USD	6,280	6,660,053
Series 2007-C32, Class A1A, 5.72%, 6/15/49 (b)		14,790	16,281,190
Series 2007-C33, Class AJ, 5.95%, 2/15/51 (b)		2,150	2,230,436
Series 2007-C33, Class AM, 5.92%, 2/15/51 (b)		5,540	6,142,669
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		4,572	4,575,369
Windermere PLC, Series XI-X, Class A, 0.77%, 4/24/17 (b)	GBP	2,347	3,893,772

			560,715,101
Interest Only Commercial Mortgage-Backed Securities — 1.7%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.51%, 3/10/47 (b)	USD	37,535	3,314,360
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 1.93%, 8/15/45 (b)		18,204	1,958,852
Series 2013-CR11, Class XA, 1.20%, 10/10/46 (b)		59,869	4,728,118
Series 2014-CR15, Class XA, 1.37%, 2/10/47 (b)		77,810	5,964,161
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C17, Class XA, 1.10%, 1/15/47 (b)		55,123	3,800,592
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class XA, 1.88%, 8/15/45 (a)(b)		84,767	7,741,768
Series 2013-C13, Class XA, 1.25%, 11/15/46 (b)		58,275	4,618,389
TAURUS PLC, Series 2013-GMF1, Class DAC, 1.15%, 5/21/24	EUR	142,000	4,695,056
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, 1.79%, 5/10/63 (a)(b)	USD	57,445	4,958,871
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.82%, 5/25/36 (a)(b)		3,944	61,131
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class XA, 2.22%, 8/15/45 (a)(b)		32,457	3,675,695

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2012-C9, Class XA, 2.25%, 11/15/45 (a)(b)	USD	57,822	$7,011,625
Series 2014-LC14, Class XA, 1.48%, 3/15/47 (b)		96,913	8,835,759

			61,364,377
Total Non-Agency Mortgage-Backed Securities — 20.4%			715,809,786

Taxable Municipal Bonds
Iowa Finance Authority RB, 5.00%, 12/01/19		7,990	7,970,025
Ohio State Water Development Authority RB, 3.38%, 7/01/33 (b)		6,000	6,102,240
State of California GO:
5.10%, 8/01/14		835	848,084
3.95%, 11/01/15		2,375	2,500,685
Total Taxable Municipal Bonds — 0.5%			17,421,034

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 3.0%
Fannie Mae:
Series 1997-20, Class FB, 0.63%, 3/25/27 (b)		514	503,925
Series 2002-T6, Class A1, 3.31%, 2/25/32		357	365,946
Series 2011-48, Class MG, 4.00%, 6/25/26 (c)		7,302	7,864,021
Series 2011-84, Class MG, 4.00%, 9/25/26 (c)		8,286	8,828,073
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		282	313,392
Series 2577, Class UC, 5.00%, 2/15/18		283	299,226
Series 3710, Class MG, 4.00%, 8/15/25 (c)		3,884	4,115,534
Series 3959, Class MA, 4.50%, 11/15/41		8,990	9,752,124
Series 3986, Class M, 4.50%, 9/15/41		8,460	9,080,944
Series 4253, Class PA, 3.50%, 8/15/41		44,887	46,189,805
Ginnie Mae:
Series 2006-6, Class C, 5.02%, 2/16/44 (b)		449	455,258
Series 2013-131, Class PA, 3.50%, 6/16/42		17,077	17,862,503

			105,630,751
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Multi-Family Structured Pass-Through Certificates, Series K003, Class A2, 3.61%, 6/25/14		31	31,366
Interest Only Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae:
Series 2012-M9, Class X1, 4.08%, 12/25/17 (b)		69,418	8,484,744
Series 2013-M4, Class X1, 3.93%, 2/25/18 (b)		30,790	3,823,247
Series 2013-M5, Class X2, 2.39%, 1/25/21		32,673	4,110,225

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Freddie Mac, Series K710, Class X1, 1.78%, 5/25/19 (b)	USD	46,561	$3,587,372
Ginnie Mae, Series 2012-120, Class IO, 1.02%, 2/16/53 (b)		43,845	3,159,291

			23,164,879
Mortgage-Backed Securities — 15.2%
Fannie Mae Mortgage-Backed Securities:
2.00%, 4/01/29 (f)		24,250	23,598,281
2.50%, 12/01/27-4/01/29 (d)(f)		160,032	160,046,094
3.00%, 4/01/29 (f)		118,250	121,464,922
3.50%, 4/01/29 (f)		68,600	71,922,813
3.73%, 9/01/42 (b)		23,271	24,440,931
4.00%, 4/01/44 (f)		124,700	129,461,281
5.00%, 4/01/21		5	5,674
5.50%, 6/01/20-10/01/21		1,904	2,069,948
6.00%, 2/01/17		9	9,717
6.50%, 4/01/21		438	469,858
7.00%, 3/01/15-11/01/17		251	261,603
7.50%, 4/01/15-8/01/16		128	132,541

			533,883,663
Total U.S. Government Sponsored Agency Securities — 18.9%			662,710,659

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes, 1.13%, 1/15/21 (d)		49,520	52,568,056
U.S. Treasury Notes:
0.25%, 2/29/16 (d)		91,000	90,758,304
0.63%, 7/15/16-12/15/16 (d)		88,507	88,389,050
0.88%, 1/31/17-4/30/17 (d)		229,560	229,631,888
0.75%, 3/15/17 (d)		49,000	48,816,250
1.50%, 2/28/19 (d)		66,255	65,596,497
1.63%, 3/31/19 (d)		35,000	34,822,270
Total U.S. Treasury Obligations — 17.4%			610,582,315
Total Long-Term Investments (Cost — $4,454,524,739) — 127.2%			4,466,894,137

Short-Term Securities	Par (000)/ Shares		Value
Foreign Agency Obligations — 0.5%
Brazil Letras do Tesouro Nacional, 0.00%, 4/01/14 (g)	BRL	38,000	$16,738,874
Money Market Fund — 0.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (h)(i)		2,896,960	2,896,960
Total Short-Term Securities (Cost — $20,334,433) — 0.6%			19,635,834

Options Purchased
(Cost — $10,098,397) — 0.2%			8,161,314
Total Investments Before TBA Sale Commitments and Options Written (Cost — $4,484,957,569) — 128.0%			4,494,691,285

TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 4/01/29	USD	34,000	(35,646,875)
4.00%, 4/01/44		41,400	(43,030,125)
Total TBA Sale Commitments (Proceeds — $78,715,563) — (2.2)%			(78,677,000)

Options Written
(Premiums Received — $ 1,886,143) — (0.1)%			(1,471,923)
Total Investments Net of TBA Sale Commitments and Options Written — 125.7%			4,414,542,362
Liabilities in Excess of Other Assets — (25.7)%			(902,520,463)

Net Assets — 100.0%			$3,512,021,899

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Convertible security.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2014 were as follows:

Counterparty	Value	Unrealized Depreciation
Credit Suisse Securities (USA) LLC	$44,647,312	$(194,203)
Deutsche Bank Securities, Inc.	$46,025,891	$(34,777)
Goldman Sachs & Co.	$71,000,281	$(230,125)
J.P. Morgan Securities LLC	$17,047,329	$(10,756)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$9,874,063	$(56,406)
Morgan Stanley & Co. LLC	$47,914,219	$(158,508)
Wells Fargo Securities, LLC	$60,758,141	$(64,695)

(g)	Zero-coupon bond.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	55

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

(h)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2013	Shares Purchased	Shares Sold	Shares Held at March 31, 2014	Value at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,918,802	—	(2,021,842)[1]	2,896,960	$2,896,960	$4,733
BlackRock Capital Finance LP, Series 1997-R2, Class AP	—	40,005	—	40,005	$38,492	$1,232

[1]	Represents net shares sold.

(i)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate[1]	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.75)%	11/05/13	Open	$1,942,000	$1,942,000
BNP Paribas Securities Corp.	0.34%	11/08/13	Open	27,437,000	27,474,314
Morgan Stanley & Co. LLC	0.12%	3/07/14	Open	75,187,500	75,193,766
BNP Paribas Securities Corp.	0.08%	3/12/14	Open	33,583,750	33,585,243
BNP Paribas Securities Corp.	0.09%	3/14/14	Open	25,093,750	25,094,879
BNP Paribas Securities Corp.	0.13%	3/17/14	Open	27,362,225	27,363,707
Credit Suisse Securities (USA) LLC	0.14%	3/17/14	4/16/14	26,571,829	26,573,276
Deutsche Bank Securities, Inc.	0.08%	3/19/14	Open	70,437,500	70,439,535
RBC Capital Markets LLC	0.10%	3/24/14	Open	26,125,150	26,125,731
BNP Paribas Securities Corp.	(0.37)%	3/27/14	Open	90,772,500	90,772,500
Credit Suisse Securities (USA) LLC	0.07%	3/28/14	Open	5,977,500	5,977,546
Deutsche Bank Securities, Inc.	(0.03)%	3/31/14	4/01/14	48,755,000	48,755,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.10)%	3/31/14	Open	62,386,830	62,386,830
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.05%	3/31/14	4/01/14	34,781,250	34,781,298
RBC Capital Markets LLC	0.12%	3/31/14	Open	25,000,000	25,000,083
RBC Capital Markets LLC	0.13%	3/31/14	Open	52,567,525	52,567,715
Total				$633,981,309	$634,033,423

[1]	Rate shown is as of report date.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(34)	Euro-Bund	Eurex	June 2014	USD	6,715,968	$12,230
3,838	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	USD	842,680,875	(1,230,548)
(264)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	USD	31,403,625	139,293
(2,895)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	357,532,500	1,570,305
12	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	2,990,400	22,683
12	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	2,986,800	6,378
(1,490)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	363,839,375	(77,363)
967	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	234,171,138	(18,611)
523	Euro Dollar Futures	Chicago Mercantile	December 2018	USD	125,892,637	(43,592)
Total						$380,775

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	36,495,697	USD	15,758,883	UBS AG	4/04/14	$308,845
USD	16,166,422	BRL	36,495,697	The Bank of New York Mellon	4/04/14	98,694
AUD	2,517,000	USD	2,253,382	BNP Paribas S.A.	4/22/14	77,375

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,635,000	USD	1,476,979	The Bank of New York Mellon	4/22/14	$37,041
EUR	818,000	USD	1,141,511	The Bank of New York Mellon	4/22/14	(14,644)
EUR	12,000,000	USD	16,492,776	The Bank of New York Mellon	4/22/14	38,274
GBP	7,187,000	USD	11,953,469	The Bank of New York Mellon	4/22/14	26,351
NZD	21,527,000	USD	17,710,284	Goldman Sachs Bank USA	4/22/14	938,216
USD	49,924,696	AUD	56,965,000	Goldman Sachs International	4/22/14	(2,825,230)
USD	16,323,108	EUR	12,000,000	Barclays Bank PLC	4/22/14	(207,942)
USD	82,755,544	EUR	60,866,000	Barclays Bank PLC	4/22/14	(1,092,697)
USD	12,000,009	EUR	8,868,000	BNP Paribas S.A.	4/22/14	(216,437)
USD	96,007,742	GBP	58,523,000	Barclays Bank PLC	4/22/14	(1,542,696)
USD	3,062,692	GBP	1,850,000	Citibank N.A.	4/22/14	(21,024)
USD	16,295,442	NZD	19,653,000	Royal Bank of Scotland PLC	4/22/14	(729,641)
CAD	9,654,736	AUD	9,500,000	UBS AG	5/02/14	(64,104)
USD	8,800,000	JPY	893,191,200	Barclays Bank PLC	5/02/14	144,791
USD	15,648,070	BRL	36,495,697	UBS AG	5/05/14	(289,785)
SEK	57,108,137	USD	8,800,000	BNP Paribas S.A.	5/06/14	18,454
USD	8,800,000	SEK	55,997,418	BNP Paribas S.A.	5/06/14	153,059
USD	8,800,000	SEK	56,667,195	Citibank N.A.	5/06/14	49,634
AUD	9,600,000	NZD	10,189,795	Barclays Bank PLC	5/07/14	63,996
EUR	12,730,000	CHF	15,535,819	Deutsche Bank AG	5/07/14	(42,555)
EUR	12,370,000	CHF	15,065,151	UBS AG	5/07/14	(5,912)
GBP	10,453,968	EUR	12,600,000	Barclays Bank PLC	5/07/14	66,372
NZD	10,244,237	AUD	9,600,000	Barclays Bank PLC	5/07/14	(16,892)
USD	8,300,000	CHF	7,363,245	UBS AG	5/07/14	(31,500)
EUR	12,200,000	CHF	14,839,775	Deutsche Bank AG	5/08/14	14,755
EUR	19,000,000	CHF	23,110,897	UBS AG	5/08/14	23,237
GBP	7,343,776	EUR	8,800,000	Barclays Bank PLC	5/08/14	117,264
AUD	19,080,000	GBP	10,600,000	Deutsche Bank AG	5/09/14	(19,292)
GBP	10,600,000	AUD	19,426,408	Deutsche Bank AG	5/09/14	(301,105)
Total						$(5,245,098)

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	126.00	5/23/14	1,000	$156,250
U.S. Treasury Notes (10 Year)	Put	USD	123.50	4/25/14	1,050	672,656
U.S. Treasury Notes (10 Year)	Put	USD	121.50	4/25/14	1,050	114,844
Euro Dollar 1-Year Mid-Curve	Put	USD	99.25	6/13/14	3,222	443,025
Total						$1,386,775

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Call	1.95%	Receive	6-month EURIBOR	6/30/14	EUR	35,000	$744,722
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.98%	Receive	3-month LIBOR	6/30/14	USD	61,000	446,044
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.98%	Receive	3-month LIBOR	6/30/14	USD	30,200	223,876
3-Year Interest Rate Swap	BNP Paribas S.A.	Call	1.80%	Receive	3-month LIBOR	1/09/15	USD	68,700	788,978

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	57

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
3-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.80%	Receive	3-month LIBOR	1/09/15	USD	68,700	$792,434
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.95%	Pay	6-month EURIBOR	6/30/14	EUR	35,000	325,780
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.98%	Pay	3-month LIBOR	6/30/14	USD	61,000	458,720
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.98%	Pay	3-month LIBOR	6/30/14	USD	30,200	223,876
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.85%	Pay	3-month LIBOR	11/07/14	USD	429,200	1,821,053
3-Year Interest Rate Swap	BNP Paribas S.A.	Put	1.80%	Pay	3-month LIBOR	1/09/15	USD	68,700	475,335
3-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	1.80%	Pay	3-month LIBOR	1/09/15	USD	68,700	473,721
Total									$6,774,539

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	122.50	4/25/14	2,100	$(590,625)

•	OTC interest rate swaptions written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	110,000	$(881,298)

•	Centrally cleared credit default swaps – sold protection outstanding as of March 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG Series 22 Version 1	1.00%	Chicago Mercantile	6/20/19	BBB+	USD	50,000	$53,293

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.50%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/05/15	USD	205,000	$(526,281)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/15/15	USD	61,200	(187,885)
0.84%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/16/16	USD	95,000	(342,859)
0.64%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	41,455	136,891
0.99%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/04/17	USD	40,270	257,870
2.34%[1]	3-month Canadian Bankers Acceptance	Chicago Mercantile	3/21/16[2]	3/21/18	CAD	214,400	(151,364)
2.34%[3]	3-month LIBOR	Chicago Mercantile	3/24/16[2]	3/24/18	USD	186,750	14,300
1.52%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/24/18	USD	82,500	(323,800)
1.66%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	215,300	155,321
1.71%[3]	3-month LIBOR	Chicago Mercantile	N/A	1/16/19	USD	86,100	149,013
1.89%[1]	3-month LIBOR	Chicago Mercantile	N/A	2/19/19	USD	54,000	(391,031)
Total							$(1,209,825)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

•	OTC Interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
1.08%[1]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/10/17	USD	74,900	$(343,535)	—	$(343,535)
0.88%[2]	3-month LIBOR	Citibank N.A.	4/11/18	USD	42,900	(810,455)	—	(810,455)
Total						$(1,153,990)	—	$(1,153,990)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$762,946,069	$9,227,192	$772,173,261
Corporate Bonds	—	1,552,463,154	23,806,913	1,576,270,067
Floating Rate Loan Interests	—	22,219,803	—	22,219,803
Foreign Agency Obligations	—	46,906,395	—	46,906,395
Foreign Government Obligations	—	42,800,817	—	42,800,817
Non-Agency Mortgage-Backed Securities	—	672,141,523	43,668,263	715,809,786
Taxable Municipal Bonds	—	17,421,034	—	17,421,034
U.S. Government Sponsored Agency Securities	—	662,710,659	—	662,710,659
U.S. Treasury Obligations	—	610,582,315	—	610,582,315
Short-Term Securities:
Foreign Agency Obligations	—	16,738,874	—	16,738,874
Money Market Fund	$2,896,960	—	—	2,896,960
Options Purchased:
Interest Rate Contracts	1,386,775	6,774,539	—	8,161,314
Liabilities:
Investments:
TBA Sale Commitments	—	(78,677,000)	—	(78,677,000)
Total	$4,283,735	$4,335,028,182	$76,702,368	$4,416,014,285

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	59

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$53,293	—	$53,293
Foreign currency exchange contracts	—	2,176,358	—	2,176,358
Interest rate contracts	$1,750,889	713,395	—	2,464,284
Liabilities:
Credit contracts	—	(3,077,210)	—	(3,077,210)
Foreign currency exchange contracts	—	(7,421,456)	—	(7,421,456)
Interest rate contracts	(1,960,739)	(881,298)	—	(2,842,037)
Total	$(209,850)	$(8,436,918)	—	$(8,646,768)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,255,849	—	—	$1,255,849
Cash pledged for financial futures contracts	2,470,000	—	—	2,470,000
Cash pledged as collateral for OTC derivatives	1,600,000	—	—	1,600,000
Cash pledged for centrally cleared swaps	4,950,000	—	—	4,950,000
Cash pledged as collateral for TBA commitments	690,000	—	—	690,000
Liabilities:
Bank overdraft	—	$(69,858)	—	(69,858)
Reverse repurchase agreements	—	(634,033,423)	—	(634,033,423)
Cash received as collateral for TBA commitments	—	(420,000)	—	(420,000)
Cash received as collateral for OTC derivatives	—	(4,440,000)	—	(4,440,000)
Total	$10,965,849	$(638,963,281)	—	$(627,997,432)

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2013	$175,739,095	$42,828,338	$22,102,533	$19,154,859	$259,824,825
Transfers into Level 3[1]	5,100,070	—	31,652,734	—	36,752,804
Transfers out of Level 3[2]	(139,236,543)	—	(10,170,877)	(19,154,859)	(168,562,279)
Accrued discounts/premiums	(17,122)	—	11,447	—	(5,675)
Net realized gain (loss)	49,580	—	70,885	—	120,465
Net change in unrealized appreciation/depreciation[3,4]	684	28,575	(1,597,891)	—	(1,568,632)
Purchases	—	—	8,598,643	—	8,598,643
Sales	(32,408,572)	(19,050,000)	(6,999,211)	—	(58,457,783)
Closing Balance, as of March 31, 2014	$9,227,192	$23,806,913	$43,668,263	—	$76,702,368

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[4]	$5,915	—	$(1,604,145)	—	$(1,598,230)

[1]

As of September 30, 2013, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2014, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $36,752,804 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of September 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $168,562,279 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2014

Statements of Assets and Liabilities

March 31, 2014 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Assets
Investments at value — unaffiliated[2]	$3,550,604,289	$14,036,024,230	$4,491,794,325
Investments at value — affiliated[3]	—	154,307,607	2,896,960
Cash	8,815,800	8,758,246	—
Cash pledged for financial futures contracts	4,953,000	23,937,000	2,470,000
Cash pledged as collateral for TBA commitments	—	—	690,000
Cash pledged as collateral for OTC derivatives	1,210,000	69,010,000	1,600,000
Cash pledged for centrally cleared swaps	1,850,000	—	4,950,000
Foreign currency at value[4]	1,131,120	6,127,673	1,255,849
Variation margin receivable on centrally cleared swaps	—	182	—
Variation margin receivable on financial futures contracts	262,451	19,402	567,380
Investments sold receivable	112,739,785	42,666,468	10,037,698
TBA sale commitments receivable	361,524,957	—	78,715,563
Swap premiums paid	188,782	7,594,504	—
Swaps receivable	190,450	—	9,625
Unrealized appreciation on forward foreign currency exchange contracts	505,100	731,765	2,176,358
Unrealized appreciation on OTC swaps	1,031,101	11,681,093	—
Unrealized appreciation on unfunded loan commitments	—	520,335	—
Capital shares sold receivable	2,889,170	68,692,824	8,092,938
Interest receivable	12,925,815	235,332,660	24,668,061
Receivable from Manager	63,328	11,514	40,164
Principal paydown receivable	8,186	—	81,626
Dividends receivable — affiliated	113	5,992	322
Dividends receivable	—	83,375	—
Prepaid expenses	95,642	303,630	122,677
Other assets	—	6,770,327	—

Total assets	4,060,989,089	14,672,578,827	4,630,169,546

Liabilities
Bank overdraft	—	—	69,858
Options written at value[5]	356,637	—	1,471,923
TBA sale commitments at value[6]	361,456,591	—	78,677,000
Reverse repurchase agreements	806,375,595	16,144,278	634,033,423
Cash received as collateral for OTC derivatives	—	6,700,000	4,440,000
Cash received as collateral for TBA commitments	—	—	420,000
Variation margin payable on centrally cleared swaps	23,522	—	86,605
Variation margin payable on financial futures contracts	300,746	3,158,400	135,770
Investments purchased payable	516,589,088	403,487,971	378,726,019
Swap premiums received	1,721,349	51,526,418	—
Unrealized depreciation on forward foreign currency exchange contracts	428,277	18,704,298	7,421,456
Unrealized depreciation on OTC swaps	641,217	25,309,219	1,153,990
Interest expense payable	—	366,602	—
Income dividends payable	2,393,274	18,509,828	2,092,323
Capital shares redeemed payable	3,088,414	50,470,435	6,439,188
Service and distribution fees payable	260,737	1,625,610	689,398
Investment advisory fees payable	717,797	4,858,267	957,097
Other affiliates payable	246,589	843,371	211,092
Officer’s and Trustees’ fees payable	17,233	37,063	16,067
Deferred capital gains tax liability	—	545,775	—
Other accrued expenses payable	1,120,429	3,974,462	1,106,438

Total liabilities	1,695,737,495	606,261,997	1,118,147,647

Net Assets	$2,365,251,594	$14,066,316,830	$3,512,021,899

Net Assets Consist of
Paid-in capital	$2,473,243,996	$13,598,483,277	$3,596,393,938
Undistributed (distributions in excess of) net investment income	(4,400,445)	(26,529,303)	11,704,105
Accumulated net realized loss	(121,621,774)	(57,373,269)	(99,108,242)
Net unrealized appreciation/depreciation	18,029,817	551,736,125	3,032,098

Net Assets	$2,365,251,594	$14,066,316,830	$3,512,021,899

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$3,535,558,950	$13,454,997,479	$4,482,060,609
[3] Investments at cost — affiliated	—	$153,463,810	$2,896,960
[4] Foreign currency at cost	$1,118,977	$6,095,905	$1,249,556
[5] Premiums received	$428,647	—	$1,886,143
[6] Proceeds from TBA sale commitments	$361,524,957	—	$78,715,563

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	61

Statements of Assets and Liabilities (continued)

March 31, 2014 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
BlackRock
Net assets	$614,924,726	$945,588,224	$388,967,579

Shares outstanding[7]	64,349,093	113,267,678	39,851,875

Net asset value	$9.56	$8.35	$9.76

Institutional
Net assets	$933,723,416	$7,415,481,214	$878,741,653

Shares outstanding[7]	97,973,148	888,708,530	89,959,315

Net asset value	$9.53	$8.34	$9.77

Service
Net assets	$196,207,906	$418,524,543	$229,692,153

Shares outstanding[7]	20,581,631	50,142,914	23,523,237

Net asset value	$9.53	$8.35	$9.76

Investor A
Net assets	$489,050,463	$4,532,506,671	$1,640,173,062

Shares outstanding[7]	51,248,872	543,212,244	167,994,909

Net asset value	$9.54	$8.34	$9.76

Investor A1
Net assets	—	—	$19,465,487

Shares outstanding[7]	—	—	1,991,670

Net asset value	—	—	$9.77

Investor B
Net assets	$2,026,965	$3,311,660	$1,967,024

Shares outstanding[7]	212,578	396,753	201,369

Net asset value	$9.54	$8.35	$9.77

Investor B1
Net assets	—	$7,140,213	—

Shares outstanding[7]	—	855,699	—

Net asset value	—	$8.34	—

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2014

Statements of Assets and Liabilities (concluded)

March 31, 2014 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net asset value
Investor B3
Net assets		—	$1,650,949

Shares outstanding[7]	—	—	168,997

Net asset value	—	—	$9.77

Investor C
Net assets	$126,881,237	$596,878,154	$310,390,317

Shares outstanding[7]	13,352,726	71,459,150	31,798,806

Net asset value	$9.50	$8.35	$9.76

Investor C1
Net assets	—	$86,214,636	—

Shares outstanding[7]	—	10,317,098	—

Net asset value	—	$8.36	—

Investor C2
Net assets	—	—	$8,442,301

Shares outstanding[7]	—	—	864,618

Net asset value	—	—	$9.76

Investor C3
Net assets	—	—	$27,952,540

Shares outstanding[7]	—	—	2,863,558

Net asset value	—	—	$9.76

Class R
Net assets	$2,436,881	$60,671,515	$4,578,834

Shares outstanding[7]	255,236	7,272,291	468,980

Net asset value	$9.55	$8.34	$9.76

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	63

Statements of Operations

Six Months Ended March 31, 2014 (Unaudited)	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$43,602,024	$397,169,313	$47,522,228
Interest — affiliated	—	—	1,232
Dividends — unaffiliated	125,688	11,408,754	—
Dividends — affiliated	995	29,906	4,733
Foreign taxes withheld	—	(17,779)	—

Total income	43,728,707	408,590,194	47,528,193

Expenses
Investment advisory	5,886,969	27,062,131	7,624,482
Service and distribution — class specific	1,563,556	9,167,352	3,990,196
Transfer agent — class specific	1,617,649	7,275,417	1,816,621
Administration	772,109	3,675,854	1,003,178
Custodian	171,931	262,778	73,346
Administration — class specific	275,109	657,173	318,978
Registration	69,296	247,859	109,043
Printing	34,631	142,643	40,810
Professional	68,144	312,193	57,910
Officer and Trustees	29,179	93,367	32,081
Miscellaneous	108,558	354,560	110,395
Recoupment of past waived fees	—	—	4,830
Recoupment of past waived fees — class specific	16,493	147,925	46,047

Total expenses excluding interest expense and income tax	10,613,624	49,399,252	15,227,917
Interest expense[2]	126,308	450,816	143,916
Income tax	—	1,590,516	—

Total expenses	10,739,932	51,440,584	15,371,833
Less fees waived by Manager	(1,426,632)	(55,688)	(2,188,381)
Less administration fees waived — class specific	(197,306)	(104,772)	(197,392)
Less transfer agent fees waived — class specific	(1,444)	(15,749)	(3,785)
Less transfer agent fees reimbursed — class specific	(351,565)	(26,944)	(242,774)

Total expenses after fees waived and reimbursed	8,762,985	51,237,431	12,739,501

Net investment income	34,965,722	357,352,763	34,788,692

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	17,658,230	191,389,143 [3]	19,980,927
Investments — affiliated	—	6,477,884 [4]	—
Options written	(502,565)	7,102,946	1,729,623
Financial futures contracts	(1,022,405)	(15,944,043)	(13,561,953)
Swaps	(858,000)	18,977,908	(2,260,400)
Foreign currency transactions	(15,716)	(38,709,001)	(9,382,581)

	15,259,544	169,294,837	(3,494,384)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	3,688,288	331,487,292 [5]	3,631,958
Investments — affiliated	—	1,052,316	—
Options written	72,010	(4,886,476)	(744,542)
Financial futures contracts	5,497,610	(5,573,899)	11,966,673
Swaps	(1,637,011)	(17,121,032)	(1,099,054)
Unfunded loan commitments	—	520,335	—
Foreign currency translations	444,050	11,736,000	5,746,159

	8,064,947	317,214,536	19,501,194

Total realized and unrealized gain	23,324,491	486,509,373	16,006,810

Net Increase in Net Assets Resulting from Operations	$58,290,213	$843,862,136	$50,795,502

[1]	Consolidated Statement of Operations.

[2]	See Note 8 of the Notes to Financial Statements for details of short-term borrowings.

[3]	Including losses on the disposal of investments in violation of investment restrictions and net increase from payment by affiliate.

[4]	Net of capital gains tax of $3,762,928.

[5]	Net of deferred capital gains tax of $545,775.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2014

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
Decrease in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$34,965,722	$70,347,074
Net realized gain	15,259,544	16,455,059
Net change in unrealized appreciation/depreciation	8,064,947	(106,967,373)

Net increase (decrease) in net assets resulting from operations	58,290,213	(20,165,240)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(9,558,311)	(16,499,006)[1]
Institutional	(16,997,869)	(35,281,489)[1]
Service	(2,765,366)	(4,926,129)[1]
Investor A	(6,919,536)	(13,410,642)[1]
Investor B	(23,063)	(63,309)[1]
Investor C	(1,352,493)	(2,712,743)[1]
Class R	(28,725)	(39,992)[1]
Return of capital:
BlackRock	—	(2,829,948)[1]
Institutional	—	(6,333,512)[1]
Service	—	(1,001,229)[1]
Investor A	—	(2,762,890)[1]
Investor B	—	(20,507)[1]
Investor C	—	(839,101)[1]
Class R	—	(9,426)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(37,645,363)	(86,729,923)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(478,947,682)	(261,289,904)

Net Assets
Total decrease in net assets	(458,302,832)	(368,185,067)
Beginning of period	2,823,554,426	3,191,739,493

End of period	$2,365,251,594	$2,823,554,426

Distributions in excess of net investment income, end of period	$(4,400,445)	$(1,720,804)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	65

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$357,352,763	$613,462,506	$34,788,692	$54,395,592
Net realized gain (loss)	169,294,837	289,408,858	(3,494,384)	8,388,260
Net change in unrealized appreciation/depreciation	317,214,536	8,161,327	19,501,194	(47,974,004)

Net increase in net assets resulting from operations	843,862,136	911,032,691	50,795,502	14,809,848

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(27,919,673)	(59,511,269)[2]	(3,715,131)	(7,170,018)[2]
Institutional	(199,835,772)	(305,374,598)[2]	(9,394,934)	(17,705,984)[2]
Service	(11,373,520)	(20,402,619)[2]	(2,126,888)	(4,534,880)[2]
Investor A	(118,538,488)	(219,514,236)[2]	(15,076,838)	(18,405,247)[2]
Investor A1	—	—	(201,371)	(434,245)[2]
Investor B	(91,487)	(317,584)[2]	(12,898)	(35,140)[2]
Investor B1	(202,960)	(809,457)[2]	—	—
Investor B3	—	—	(14,370)	(47,967)[2]
Investor C	(13,511,742)	(27,554,385)[2]	(1,717,550)	(3,116,082)[2]
Investor C1	(2,171,387)	(5,235,121)[2]	—	—
Investor C2	—	—	(80,513)	(224,019)[2]
Investor C3	—	—	(159,450)	(373,156)[2]
Class R	(1,415,167)	(2,290,868)[2]	(33,633)	(85,395)[2]
Net realized gain:
BlackRock	(12,608,707)	(2,392,510)[2]	—	—
Institutional	(88,444,495)	(12,466,754)[2]	—	—
Service	(5,457,352)	(872,341)[2]	—	—
Investor A	(56,798,367)	(9,406,215)[2]	—	—
Investor B	(52,146)	(15,732)[2]	—	—
Investor B1	(109,213)	(37,404)[2]	—	—
Investor C	(7,432,559)	(1,350,700)[2]	—	—
Investor C1	(1,163,716)	(246,820)[2]	—	—
Class R	(696,034)	(104,208)[2]	—	—
Return of capital:
BlackRock	—	—	—	(301,900)[2]
Institutional	—	—	—	(762,169)[2]
Service	—	—	—	(232,214)[2]
Investor A	—	—	—	(1,001,106)[2]
Investor A1	—	—	—	(20,189)[2]
Investor B	—	—	—	(3,139)[2]
Investor B3	—	—	—	(3,925)[2]
Investor C	—	—	—	(264,545)[2]
Investor C2	—	—	—	(12,240)[2]
Investor C3	—	—	—	(30,822)[2]
Class R	—	—	—	(5,428)[2]

Decrease in net assets resulting from dividends and distributions to shareholders	(547,822,785)	(667,902,821)	(32,533,576)	(54,769,810)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,921,505,351	2,317,718,312	202,914,078	1,090,570,075

Net Assets
Total increase in net assets	2,217,544,702	2,560,848,182	221,176,004	1,050,610,113
Beginning of period	11,848,772,128	9,287,923,946	3,290,845,895	2,240,235,782

End of period	$14,066,316,830	$11,848,772,128	$3,512,021,899	$3,290,845,895

Undistributed (distributions in excess of) net investment income, end of period	$(26,529,303)	$(8,821,870)	$11,704,105	$9,448,989

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2014

Statement of Cash Flows

Six Months Ended March 31, 2014 (Unaudited)	BlackRock Core Bond Portfolio

Cash Provided by Operating Activities
Net Increase in net assets resulting from operations:	$58,290,213
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Increase in cash pledged as collateral for financial futures contracts	(2,971,000)
Decrease in cash pledged as collateral for centrally cleared swaps	2,810,000
Decrease in cash pledged as collateral for reverse repurchase agreements	6,516,387
Increase in cash pledged as collateral for OTC derivatives	(600,000)
Decrease in variation margin receivable on financial futures contracts	203,161
Decrease in dividends receivable — affiliated	726
Increase in interest receivable	(149,877)
Decrease in principal paydown receivable	47,309
Decrease in receivable from manager	19,620
Increase in swap premiums paid	(188,782)
Decrease in swap receivable	159,277
Increase in prepaid expenses	(27,146)
Decrease in other assets	360,403
Decrease in cash received as collateral for OTC derivatives	(2,800,000)
Increase in variation margin payable on financial futures contracts	87,207
Decrease in variation margin payable on centrally cleared swaps	(687,211)
Decrease in investment advisory fees payable	(164,869)
Decrease in service and distribution fees payable	(24,382)
Increase in Officer’s and Trustee’s fees payable	2,624
Decrease in other accrued expenses payable	(146,677)
Decrease in other affiliates payable	(18,448)
Decrease in interest expense payable	(127,360)
Increase in swap premiums received	244,665
Amortization of premium and accretion of discount on investments	2,219,336
Net realized gain (loss) on investments and options written	(17,155,665)
Net unrealized gain (loss) on investments, options written, swaps and foreign currency translations	(1,458,909)
Premiums received from options written	3,363,376
Premiums paid on closing option written	(2,737,890)
Purchases of long-term investments	(11,767,626,486)
Proceeds from sales of long-term investments	11,966,983,621

Cash provided by operating activities	244,423,223

Cash Used For Financing Activities
Net borrowing of reverse repurchase agreements	273,275,619
Proceeds from insurance of capital shares	165,224,020
Payments on redemption of capital share	(669,045,101)
Cash dividends paid to shareholders	(13,449,699)

Cash used for financing activities	(243,995,161)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	12,593

Cash and Foreign Currency
Net increase in cash and foreign currency	440,655
Cash and foreign currency at beginning of period	9,506,265

Cash and foreign currency at end of period	$9,946,920

Supplemental Disclosure of cash Flow Information
Cash paid during the period for interest	$253,668

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$24,010,511

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	67

Financial Highlights	BlackRock Core Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.47	$9.81	$9.45	$9.61	$9.08	$8.63	$9.45	$9.78	$9.42	$9.58	$9.06	$8.62

Net investment income[1]	0.14	0.25	0.30	0.38	0.42	0.46	0.14	0.24	0.29	0.36	0.41	0.46
Net realized and unrealized gain (loss)	0.10	(0.29)	0.39	(0.13)	0.57	0.48	0.09	(0.28)	0.39	(0.12)	0.56	0.46

Net increase (decrease) from investment operations	0.24	(0.04)	0.69	0.25	0.99	0.94	0.23	(0.04)	0.68	0.24	0.97	0.92

Dividends and distributions from:
Net investment income	(0.15)	(0.26)[2]	(0.33)[2]	(0.41)[2]	(0.46)[2]	(0.49)[2]	(0.15)	(0.25)[2]	(0.32)[2]	(0.40)[2]	(0.45)[2]	(0.48)[2]
Return of capital	—	(0.04)[2]	—	—	—	—	—	(0.04)[2]	—	—	—	—

Total dividends and distributions	(0.15)	(0.30)	(0.33)	(0.41)	(0.46)	(0.49)	(0.15)	(0.29)	(0.32)	(0.40)	(0.45)	(0.48)

Net asset value, end of period	$9.56	$9.47	$9.81	$9.45	$9.61	$9.08	$9.53	$9.45	$9.78	$9.42	$9.58	$9.06

Total Investment Return[3]
Based on net asset value	2.57%[4]	(0.45)%	7.47%	2.69%	11.25%	11.97%	2.41%[4]	(0.47)%	7.36%	2.55%	11.03%	11.75%

Ratios to Average Net Assets
Total expenses	0.60%[5]	0.61%	0.60%	0.63%	0.81%	0.70%	0.76%[5]	0.75%[6]	0.73%[6]	0.78%	0.97%[6]	0.80%

Total expenses after fees waived, reimbursed and paid indirectly	0.46%[5]	0.48%	0.47%	0.47%	0.64%	0.51%	0.57%[5]	0.59%	0.58%	0.60%	0.77%	0.62%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[5]	0.45%	0.45%	0.45%	0.46%	0.42%	0.56%[5]	0.56%	0.56%	0.58%	0.58%	0.53%

Net investment income	2.99%[5]	2.54%	3.15%	4.04%	4.55%	5.47%	2.87%[5]	2.44%	3.03%	3.87%	4.44%	5.40%

Supplemental Data
Net assets, end of period (000)	$614,925	$597,618	$643,885	$830,056	$1,077,976	$1,256,814	$933,723	$1,307,731	$1,457,783	$1,488,219	$790,768	$810,795

Portfolio turnover	347%[7]	805%[8]	739%[9]	726%[10]	724%[11]	610%[12]	347%[7]	805%[8]	739%[9]	726%[10]	724%[11]	610%[12]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012. Excluding the recoupment of past waived fees for the year ended September 30, 2010, the ratio would have been 0.96%.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 251%.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 440%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 370%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,245%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 688%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 412%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,209%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 771%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 497%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,068%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 789%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 339%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 896%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 573%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service						Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.45	$9.79	$9.43	$9.59	$9.06	$8.62	$9.46	$9.80	$9.44	$9.60	$9.07	$8.62

Net investment income[1]	0.12	0.21	0.26	0.32	0.38	0.43	0.12	0.20	0.26	0.34	0.38	0.43
Net realized and unrealized gain (loss)	0.09	(0.29)	0.39	(0.11)	0.57	0.47	0.09	(0.28)	0.39	(0.13)	0.57	0.48

Net increase (decrease) from investment operations	0.21	(0.08)	0.65	0.21	0.95	0.90	0.21	(0.08)	0.65	0.21	0.95	0.91

Dividends and distributions from:
Net investment income	(0.13)	(0.22)[2]	(0.29)[2]	(0.37)[2]	(0.42)[2]	(0.46)[2]	(0.13)	(0.22)[2]	(0.29)[2]	(0.37)[2]	(0.42)[2]	(0.46)[2]
Return of capital	—	(0.04)[2]	—	—	—	—	—	(0.04)[2]	—	—	—	—

Total dividends and distributions	(0.13)	(0.26)	(0.29)	(0.37)	(0.42)	(0.46)	(0.13)	(0.26)	(0.29)	(0.37)	(0.42)	(0.46)

Net asset value, end of period	$9.53	$9.45	$9.79	$9.43	$9.59	$9.06	$9.54	$9.46	$9.80	$9.44	$9.60	$9.07

Total Investment Return[3]
Based on net asset value	2.27%[4]	(0.86)%	7.01%	2.25%	10.81%	11.46%	2.25%[4]	(0.89)%	7.01%	2.27%	10.81%	11.54%

Ratios to Average Net Assets
Total expenses	0.97%[5]	1.02%[6]	1.05%	1.03%[6]	1.20%[6]	1.10%[6]	1.02%[5,7]	1.03%[7]	1.02%[7]	1.01%	1.19%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly	0.86%[5]	0.92%	0.91%	0.90%	1.07%	0.90%	0.90%[5]	0.92%	0.90%	0.88%	1.06%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.85%[5]	0.88%	0.89%	0.88%	0.88%	0.81%	0.89%[5]	0.89%	0.89%	0.86%	0.87%	0.82%

Net investment income	2.60%[5]	2.13%	2.71%	3.50%	4.13%	5.14%	2.55%[5]	2.11%	2.69%	3.58%	4.13%	5.04%

Supplemental Data
Net assets, end of period (000)	$196,208	$199,772	$238,247	$278,072	$37,639	$39,291	$489,050	$566,334	$638,402	$551,875	$280,857	$226,782

Portfolio turnover	347%[8]	805%[9]	739%[10]	726%[11]	724%[12]	610%[13]	347%[8]	805%[9]	739%[10]	726%[11]	724%[12]	610%[13]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the year ended September 30, 2010. Excluding the recoupment of past waived fees for the years ended September 30, 2013, September 30, 2011 and September 30, 2009, the ratio would have been 0.98%, 1.02% and 1.08%, respectively.

[7]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 251%.

[9]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 440%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 370%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,245%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 688%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 412%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,209%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 771%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 497%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,068%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 789%.

[13]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 339%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 896%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 573%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	69

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.45	$9.79	$9.43	$9.59	$9.06	$8.62	$9.42	$9.76	$9.40	$9.56	$9.03	$8.59

Net investment income[1]	0.08	0.13	0.19	0.26	0.31	0.36	0.08	0.13	0.19	0.27	0.31	0.36
Net realized and unrealized gain (loss)	0.10	(0.29)	0.39	(0.13)	0.57	0.47	0.09	(0.29)	0.39	(0.13)	0.58	0.47

Net increase (decrease) from investment operations	0.18	(0.16)	0.58	0.13	0.88	0.83	0.17	(0.16)	0.58	0.14	0.89	0.83

Dividends and distributions from:
Net investment income	(0.09)	(0.14)[2]	(0.22)[2]	(0.29)[2]	(0.35)[2]	(0.39)[2]	(0.09)	(0.14)[2]	(0.22)[2]	(0.30)[2]	(0.36)[2]	(0.39)[2]
Return of capital	—	(0.04)[2]	—	—	—	—	—	(0.04)[2]	—	—	—	—

Total dividends and distributions	(0.09)	(0.18)	(0.22)	(0.29)	(0.35)	(0.39)	(0.09)	(0.18)	(0.22)	(0.30)	(0.36)	(0.39)

Net asset value, end of period	$9.54	$9.45	$9.79	$9.43	$9.59	$9.06	$9.50	$9.42	$9.76	$9.40	$9.56	$9.03

Total Investment Return[3]
Based on net asset value	1.93%[4]	(1.69)%	6.20%	1.40%	9.94%	10.53%	1.86%[4]	(1.63)%	6.26%	1.50%	10.04%	10.61%

Ratios to Average Net Assets
Total expenses	1.93%[5,6]	1.89%[5]	1.81%[5]	1.86%[5]	2.04%[5]	1.93%[5]	1.77%[6,7]	1.76%	1.74%[7]	1.77%	1.95%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly	1.74%[6]	1.76%	1.68%	1.73%	1.89%	1.74%	1.66%[6]	1.66%	1.63%	1.64%	1.81%	1.69%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.73%[6]	1.73%	1.66%	1.71%	1.71%	1.65%	1.65%[6]	1.62%	1.61%	1.62%	1.62%	1.60%

Net investment income	1.71%[6]	1.35%	1.95%	2.79%	3.32%	4.31%	1.79%[6]	1.40%	1.97%	2.85%	3.40%	4.27%

Supplemental Data
Net assets, end of period (000)	$2,027	$2,811	$5,894	$8,680	$10,118	$14,537	$126,881	$147,042	$206,568	$186,495	$133,691	$107,567

Portfolio turnover	347%[8]	805%[9]	739%[10]	726%[11]	724%[12]	610%[13]	347%[8]	805%[9]	739%[10]	726%[11]	724%[12]	610%[13]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the period ended March 31, 2014 and the year ended September 30, 2012. Excluding the recoupment of past waived fees for the years ended September 30, 2013, September 30, 2011, September 30, 2010 and September 30, 2009, the ratio would have been 1.86%, 1.84%, 2.02% and 1.92%, respectively.

[6]	Annualized.

[7]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 251%.

[9]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 440%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 370%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,245%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 688%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 412%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,209%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 771%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 497%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,068%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 789%.

[13]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 339%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 896%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 573%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.46	$9.81	$9.44	$9.60	$9.07	$8.63

Net investment income[1]	0.11	0.18	0.23	0.31	0.35	0.40
Net realized and unrealized gain (loss)	0.10	(0.30)	0.40	(0.13)	0.58	0.47

Net increase (decrease) from investment operations	0.21	(0.12)	0.63	0.18	0.93	0.87

Dividends and distributions from:
Net investment income	(0.12)	(0.19)[2]	(0.26)[2]	(0.34)[2]	(0.40)[2]	(0.43)[2]
Return of capital	—	(0.04)[2]	—	—	—	—

Total dividends and distributions	(0.12)	(0.23)	(0.26)	(0.34)	(0.40)	(0.43)

Net asset value, end of period	$9.55	$9.46	$9.81	$9.44	$9.60	$9.07

Total Investment Return[3]
Based on net asset value	2.21%[4]	(1.24)%	6.82%	1.95%	10.48%	11.10%

Ratios to Average Net Assets
Total expenses	1.31%[5]	1.38%[6]	1.34%[6]	1.38%[6]	1.54%[6]	1.38%

Total expenses after fees waived, reimbursed and paid indirectly	1.18%[5]	1.18%	1.19%	1.19%	1.36%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.17%[5]	1.15%	1.17%	1.17%	1.18%	1.11%

Net investment income	2.28%[5]	1.82%	2.40%	3.29%	3.81%	4.69%

Supplemental Data
Net assets, end of period (000)	$2,437	$2,246	$960	$441	$395	$283

Portfolio turnover	347%[7]	805%[8]	739%[9]	726%[10]	724%[11]	610%[12]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2011. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2010, the ratio would have been 1.36% and 1.51%, respectively.

[7]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 251%.

[8]	Includes mortgage dollar roll transactions and TBA Sale Commitments; excluding mortgage dollar roll transactions the portfolio turnover would have been 440%.

[9]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 370%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,245%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 688%.

[10]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 412%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,209%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 771%.

[11]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 497%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 1,068%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 789%.

[12]

Includes mortgage dollar roll transactions, excluding these transactions portfolio turnover was 339%. Including TBA Sale Commitments, to conform to the current presentation, portfolio turnover was 896%. Including TBA Sale Commitments and excluding mortgage dollar roll transactions, portfolio turnover was 573%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	71

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,
		2013[1]	2012[1]	2011	2010	2009		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.16	$7.94	$7.14	$7.48	$6.68	$6.61	$8.15	$7.94	$7.14	$7.47	$6.68	$6.61

Net investment income[2]	0.23	0.50	0.50	0.52	0.61	0.62	0.23	0.49	0.49	0.50	0.60	0.62
Net realized and unrealized gain (loss)	0.32	0.26	0.80	(0.32)[3]	0.79 [3]	0.07 [3]	0.31	0.26	0.80	(0.30)[3]	0.78 [3]	0.06 [3]

Net increase from investment operations	0.55	0.76	1.30	0.20	1.40	0.69	0.54	0.75	1.29	0.20	1.38	0.68

Dividends and distributions from:
Net investment income	(0.25)	(0.52)[4]	(0.50)[4]	(0.54)[4]	(0.60)[4]	(0.62)[4]	(0.24)	(0.52)[4]	(0.49)[4]	(0.53)[4]	(0.59)[4]	(0.61)[4]
Net realized gain	(0.11)	(0.02)[4]	—	—	—	—	(0.11)	(0.02)[4]	—	—	—	—

Total dividends and distributions	(0.36)	(0.54)	(0.50)	(0.54)	(0.60)	(0.62)	(0.35)	(0.54)	(0.49)	(0.53)	(0.59)	(0.61)

Net asset value, end of period	$8.35	$8.16	$7.94	$7.14	$7.48	$6.68	$8.34	$8.15	$7.94	$7.14	$7.47	$6.68

Total Investment Return[5]
Based on net asset value	6.82%[6]	9.84%	18.99%	2.29%[7]	21.72%[7]	12.82%[7]	6.80%[6]	9.64%	18.92%	2.35%[7]	21.43%[7]	12.75%[7]

Ratios to Average Net Assets
Total expenses	0.56%[8,9]	0.56%[8]	0.60%[8,10]	0.59%[8]	0.61%	0.63%	0.61%[9,11]	0.64%	0.65%[10,11]	0.66%[11]	0.71%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly	0.56%[9]	0.56%	0.58%[10]	0.58%	0.58%	0.56%	0.61%[9]	0.63%	0.65%[10]	0.65%	0.67%	0.63%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.53%[9]	0.54%	0.56%	0.58%	0.58%	0.56%	0.58%[9]	0.60%	0.63%	0.65%	0.67%	0.63%

Net investment income	5.69%[9]	6.13%	6.48%[10]	6.69%	8.53%	10.95%	5.63%[9]	6.05%	6.40%[10]	6.53%	8.38%	10.98%

Supplemental Data
Net assets, end of period (000)	$945,588	$934,195	$897,435	$694,075	$725,724	$615,626	$7,415,481	$5,923,843	$3,989,753	$2,017,038	$738,474	$502,356

Portfolio turnover	36%	84%	69%	91%	113%	99%	36%	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the period ended March 31, 2014 and the year ended September 30, 2013. Excluding the recoupment of past waived fees for the years ended September 30, 2012 and September 30, 2011, the ratio would have been 0.58% and 0.58%, respectively.

[9]	Annualized.

[10]	Restated to include income taxes for the consolidated entity.

[11]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service						Investor A
	Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,
		2013[1]	2012[1]	2011	2010	2009		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.16	$7.94	$7.14	$7.48	$6.68	$6.61	$8.15	$7.94	$7.14	$7.47	$6.68	$6.61

Net investment income[2]	0.22	0.47	0.47	0.48	0.58	0.60	0.22	0.47	0.47	0.48	0.58	0.60
Net realized and unrealized gain (loss)	0.31	0.26	0.80	(0.32)[3]	0.79 [3]	0.07 [3]	0.31	0.25	0.80	(0.30)[3]	0.78 [3]	0.06 [3]

Net increase from investment operations	0.53	0.73	1.27	0.16	1.37	0.67	0.53	0.72	1.27	0.18	1.36	0.66

Dividends and distributions from:
Net investment income	(0.23)	(0.49)[4]	(0.47)[4]	(0.50)[4]	(0.57)[4]	(0.60)[4]	(0.23)	(0.49)[4]	(0.47)[4]	(0.51)[4]	(0.57)[4]	(0.59)[4]
Net realized gain	(0.11)	(0.02)[4]	—	—	—	—	(0.11)	(0.02)[4]	—	—	—	—

Total dividends and distributions	(0.34)	(0.51)	(0.47)	(0.50)	(0.57)	(0.60)	(0.34)	(0.51)	(0.47)	(0.51)	(0.57)	(0.59)

Net asset value, end of period	$8.35	$8.16	$7.94	$7.14	$7.48	$6.68	$8.34	$8.15	$7.94	$7.14	$7.47	$6.68

Total Investment Return[5]
Based on net asset value	6.63%[6]	9.42%	18.52%	1.85%[7]	21.21%[7]	12.37%[7]	6.62%[6]	9.29%	18.56%	2.02%[7]	20.99%[7]	12.36%[7]

Ratios to Average Net Assets
Total expenses	0.93%[8,9]	0.95%[8]	0.98%[8,10]	1.06%[8]	1.02%[8]	1.04%[8]	0.96%[9,11]	0.98%[11]	1.02%[10]	1.06%[11]	1.05%	1.16%[11]

Total expenses after fees waived, reimbursed and paid indirectly	0.93%[9]	0.94%	0.98%[10]	1.01%	1.00%	0.96%	0.95%[9]	0.95%	0.94%[10]	0.98%	1.04%	0.98%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	0.89%[9]	0.92%	0.96%	1.01%	1.00%	0.96%	0.92%[9]	0.92%	0.92%[10]	0.98%	1.04%	0.98%

Net investment income	5.32%[9]	5.73%	6.08%[10]	6.22%	8.10%	10.69%	5.29%[9]	5.74%	6.10%[10]	6.20%	8.05%	10.67%

Supplemental Data
Net assets, end of period (000).	$418,525	$372,559	$304,707	$195,688	$173,027	$163,915	$4,532,507	$3,933,778	$3,437,217	$1,886,322	$848,953	$731,290

Portfolio turnover	36%	84%	69%	91%	113%	99%	36%	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2010. Excluding the recoupment of past waived fees for the period ended March 31, 2014, the years ended September 30, 2012, September 30, 2011 and September 30, 2009, the ratio would have been 0.92%, 0.95%, 1.03% and 1.02%, respectively.

[9]	Annualized.

[10]	Restated to include income taxes for the consolidated entity.

[11]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the period ended March 31, 2014 and the years ended September 30, 2013 and September 30, 2009. Excluding the recoupment of past waived fees for the year ended September 30, 2011, the ratio would have been 1.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	73

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B						Investor B1
	Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,
		2013[1]	2012[1]	2011	2010	2009		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.16	$7.94	$7.14	$7.47	$6.68	$6.61	$8.15	$7.94	$7.14	$7.47	$6.68	$6.61

Net investment income[2]	0.18	0.40	0.40	0.43	0.53	0.56	0.20	0.42	0.43	0.45	0.55	0.58
Net realized and unrealized gain (loss)	0.31	0.26	0.81	(0.31)[3]	0.77 [3]	0.06 [3]	0.31	0.26	0.80	(0.31)[3]	0.78 [3]	0.06 [3]

Net increase from investment operations	0.49	0.66	1.21	0.12	1.30	0.62	0.51	0.68	1.23	0.14	1.33	0.64

Dividends and distributions from:
Net investment income	(0.19)	(0.42)[4]	(0.41)[4]	(0.45)[4]	(0.51)[4]	(0.55)[4]	(0.21)	(0.45)[4]	(0.43)[4]	(0.47)[4]	(0.54)[4]	(0.57)[4]
Net realized gain	(0.11)	(0.02)[4]	—	—	—	—	(0.11)	(0.02)[4]	—	—	—	—

Total dividends and distributions	(0.30)	(0.44)	(0.41)	(0.45)	(0.51)	(0.55)	(0.32)	(0.47)	(0.43)	(0.47)	(0.54)	(0.57)

Net asset value, end of period	$8.35	$8.16	$7.94	$7.14	$7.47	$6.68	$8.34	$8.15	$7.94	$7.14	$7.47	$6.68

Total Investment Return[5]
Based on net asset value	6.13%[6]	8.51%	17.58%	1.26%[7]	20.11%[7]	11.55%[7]	6.33%[6]	8.74%	17.94%	1.55%[7]	20.50%[7]	11.86%[7]

Ratios to Average Net Assets
Total expenses	1.86%[8]	1.79%	1.78%[9]	1.75%[10]	1.79%[10]	1.85%[10]	1.69%[8]	1.58%[11]	1.58%[9,11]	1.48%	1.46%	1.55%

Total expenses after fees waived, reimbursed and paid indirectly	1.86%[8]	1.79%	1.78%[9]	1.75%	1.78%	1.72%	1.49%[8]	1.49%	1.48%[9]	1.44%	1.46%	1.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.83%[8]	1.76%	1.76%	1.75%	1.78%	1.72%	1.46%[8]	1.46%	1.46%	1.44%	1.46%	1.43%

Net investment income	4.41%[8]	4.90%	5.31%[9]	5.56%	7.47%	10.11%	4.77%[8]	5.20%	5.61%[9]	5.88%	7.73%	10.47%

Supplemental Data
Net assets, end of period (000)	$3,312	$4,597	$7,472	$9,577	$15,540	$27,218	$7,140	$9,009	$20,236	$32,194	$15,694	$21,173

Portfolio turnover	36%	84%	69%	91%	113%	99%	36%	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Annualized.

[9]	Restated to include income taxes for the consolidated entity.

[10]

Includes recoupment of past waived fees. There was no financial impact to the expense ratio for the year ended September 30, 2010. Excluding the recoupment of past waived fees for the years ended September 30, 2011 and September 30, 2009, the ratio would have been 1.73% and 1.84%, respectively.

[11]

Includes recoupment of past waived fees. There was no financial impact to the expense ratio for the year ended September 30, 2012. Excluding the recoupment of past waived fees for the year ended September 30, 2013, the ratio would have been 1.56%.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C						Investor C1
	Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,
		2013[1]	2012[1]	2011	2010	2009		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.16	$7.95	$7.14	$7.48	$6.68	$6.62	$8.17	$7.95	$7.15	$7.48	$6.69	$6.62

Net investment income[2]	0.19	0.40	0.41	0.43	0.52	0.56	0.19	0.42	0.42	0.44	0.54	0.57
Net realized and unrealized gain (loss)	0.31	0.26	0.81	(0.32)[3]	0.80 [3]	0.05 [3]	0.32	0.27	0.80	(0.31)[3]	0.78 [3]	0.06 [3]

Net increase from investment operations	0.50	0.66	1.22	0.11	1.32	0.61	0.51	0.69	1.22	0.13	1.32	0.63

Dividends and distributions from:
Net investment income	(0.20)	(0.43)[4]	(0.41)[4]	(0.45)[4]	(0.52)[4]	(0.55)[4]	(0.21)	(0.45)[4]	(0.42)[4]	(0.46)[4]	(0.53)[4]	(0.56)[4]
Net realized gain	(0.11)	(0.02)[4]	—	—	—	—	(0.11)	(0.02)[4]	—	—	—	—

Total dividends and distributions	(0.31)	(0.45)	(0.41)	(0.45)	(0.52)	(0.55)	(0.32)	(0.47)	(0.42)	(0.46)	(0.53)	(0.56)

Net asset value, end of period	$8.35	$8.16	$7.95	$7.14	$7.48	$6.68	$8.36	$8.17	$7.95	$7.15	$7.48	$6.69

Total Investment Return[5]
Based on net asset value	6.22%[6]	8.45%	17.77%	1.17%[7]	20.32%[7]	11.35%[7]	6.29%[6]	8.79%	17.83%	1.49%[7]	20.34%[7]	11.75%[7]

Ratios to Average Net Assets
Total expenses	1.69%[8,9]	1.72%[8]	1.75%[8,10]	1.71%[8]	1.72%[8]	1.80%	1.55%[9]	1.55%[11]	1.59%[10,11]	1.60%	1.56%	1.64%

Total expenses after fees waived, reimbursed and paid indirectly	1.69%[9]	1.72%	1.74%[10]	1.69%	1.72%	1.72%	1.54%[9]	1.55%	1.56%[10]	1.52%	1.56%	1.51%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.66%[9]	1.69%	1.72%	1.69%	1.72%	1.72%	1.51%[9]	1.52%	1.54%	1.52%	1.55%	1.51%

Net investment income	4.54%[9]	4.97%	5.31%[10]	5.54%	7.31%	9.78%	4.71%[9]	5.15%	5.53%[10]	5.77%	7.55%	10.22%

Supplemental Data
Net assets, end of period (000)	$596,878	$535,426	$498,541	$313,266	$144,224	$99,250	$86,215	$88,458	$100,404	$104,579	$26,266	$25,781

Portfolio turnover	36%	84%	69%	91%	113%	99%	36%	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the period ended March 31, 2014 and the years ended September 30, 2012 and September 30, 2010. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2011, the ratio would have been 1.71% and 1.70%, respectively.

[9]	Annualized.

[10]	Restated to include income taxes for the consolidated entity.

[11]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.52% and 1.57%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	75

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Class R
	Six Months Ended March 31, 2014[1] (Unaudited)	Year Ended September 30,
		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.15	$7.94	$7.13	$7.47	$6.67	$6.61

Net investment income[2]	0.21	0.44	0.44	0.46	0.56	0.59
Net realized and unrealized gain (loss)	0.31	0.25	0.81	(0.32)[3]	0.79 [3]	0.05 [3]

Net increase from investment operations	0.52	0.69	1.25	0.14	1.35	0.64

Dividends and distributions from:
Net investment income	(0.22)	(0.46)[4]	(0.44)[4]	(0.48)[4]	(0.55)[4]	(0.58)[4]
Net realized gain	(0.11)	(0.02)[4]	—	—	—	—

Total dividends and distributions	(0.33)	(0.48)	(0.44)	(0.48)	(0.55)	(0.58)

Net asset value, end of period	$8.34	$8.15	$7.94	$7.13	$7.47	$6.67

Total Investment Return[5]
Based on net asset value	6.45%[6]	8.92%	18.31%	1.57%[7]	20.89%[7]	11.95%[7]

Ratios to Average Net Assets
Total expenses	1.27%[8]	1.31%	1.36%[9]	1.42%	1.51%	1.71%

Total expenses after fees waived, reimbursed and paid indirectly	1.26%[8]	1.29%	1.30%[9]	1.28%	1.28%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and income tax	1.23%[8]	1.26%	1.28%	1.28%	1.28%	1.20%

Net investment income	4.98%[8]	5.41%	5.77%[9]	5.98%	7.74%	10.43%

Supplemental Data
Net assets, end of period (000)	$60,672	$47,906	$32,159	$19,920	$20,303	$12,190

Portfolio turnover	36%	84%	69%	91%	113%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Annualized.

[9]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.82	$9.56	$9.69	$9.38	$9.33	$9.71	$9.83	$9.57	$9.70	$9.39	$9.34

Net investment income[1]	0.12	0.23	0.26	0.29	0.31	0.39	0.11	0.22	0.25	0.29	0.31	0.38
Net realized and unrealized gain (loss)	0.04	(0.11)	0.25	(0.13)	0.34	0.05	0.06	(0.12)	0.26	(0.14)	0.33	0.06

Net increase from investment operations	0.16	0.12	0.51	0.16	0.65	0.44	0.17	0.10	0.51	0.15	0.64	0.44

Dividends and distributions from:
Net investment income	(0.11)	(0.22)[2]	(0.25)[2]	(0.29)[2]	(0.34)[2]	(0.39)[2]	(0.11)	(0.21)[2]	(0.25)[2]	(0.28)[2]	(0.33)[2]	(0.39)[2]
Return of capital	—	(0.01)[2]	—	—	—	—	—	(0.01)[2]	—	—	—	—

Total dividends and distributions	(0.11)	(0.23)	(0.25)	(0.29)	(0.34)	(0.39)	(0.11)	(0.22)	(0.25)	(0.28)	(0.33)	(0.39)

Net asset value, end of period	$9.76	$9.71	$9.82	$9.56	$9.69	$9.38	$9.77	$9.71	$9.83	$9.57	$9.70	$9.39

Total Investment Return[3]
Based on net asset value	1.65%[4]	1.21%	5.48%	1.59%	7.03%	5.02%	1.74%[4]	1.06%	5.43%	1.55%	6.98%	4.98%

Ratios to Average Net Assets
Total expenses	0.58%[5,6]	0.62%	0.61%	0.64%	0.79%	0.69%	0.66%[5,6]	0.70%	0.72%	0.75%	0.90%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly	0.42%[6]	0.45%	0.43%	0.44%	0.56%	0.43%	0.46%[6]	0.48%	0.47%	0.48%	0.61%	0.46%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%[6]	0.41%	0.41%	0.41%	0.42%	0.41%	0.45%[6]	0.45%	0.45%	0.45%	0.46%	0.44%

Net investment income	2.42%[6]	2.30%	2.65%	3.04%	3.27%	4.37%	2.35%[6]	2.25%	2.61%	2.99%	3.22%	4.30%

Supplemental Data
Net assets, end of period (000)	$388,968	$319,318	$310,879	$281,572	$289,968	$224,546	$878,742	$849,700	$762,769	$609,308	$306,895	$262,138

Portfolio turnover	143%[7]	301%[8]	203%[9]	280%[10]	140%[11]	154%[12]	143%[7]	301%[8]	203%[9]	280%[10]	140%[11]	154%[12]

	Service
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.82	$9.57	$9.70	$9.38	$9.34

Net investment income[1]	0.10	0.19	0.22	0.26	0.27	0.35
Net realized and unrealized gain (loss)	0.04	(0.11)	0.24	(0.14)	0.35	0.04

Net increase from investment operations	0.14	0.08	0.46	0.12	0.62	0.39

Dividends and distributions from:
Net investment income	(0.09)	(0.18)[2]	(0.21)[2]	(0.25)[2]	(0.30)[2]	(0.35)[2]
Return of capital	—	(0.01)[2]	—	—	—	—

Total dividends and distributions	(0.09)	(0.19)	(0.21)	(0.25)	(0.30)	(0.35)

Net asset value, end of period.	$9.76	$9.71	$9.82	$9.57	$9.70	$9.38

Total Investment Return[3]
Based on net asset value	1.45%[4]	0.79%	4.93%	1.23%	6.74%	4.49%

Ratios to Average Net Assets
Total expenses	0.96%[5,6]	1.00%[5]	1.01%[5]	0.96%	1.12%[5]	1.06%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.83%[6]	0.86%	0.85%	0.79%	0.93%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.82%[6]	0.82%	0.83%	0.75%	0.78%	0.80%

Net investment income	1.98%[6]	1.90%	2.24%	2.73%	2.82%	3.90%

Supplemental Data
Net assets, end of period (000)	$229,692	$231,914	$263,552	$330,091	$694,407	$373,497

Portfolio turnover	143%[7]	301%[8]	203%[9]	280%[10]	140%[11]	154%[12]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 103%.

[8]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 239%.

[9]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 172%.

[10]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 184%.

[11]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 126%.

[12]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 128%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	77

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A						Investor A1
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.82	$9.57	$9.70	$9.38	$9.34	$9.72	$9.83	$9.58	$9.71	$9.39	$9.34

Net investment income[1]	0.10	0.18	0.22	0.26	0.27	0.34	0.11	0.20	0.23	0.27	0.29	0.37
Net realized and unrealized gain (loss)	0.04	(0.10)	0.24	(0.14)	0.35	0.05	0.04	(0.10)	0.25	(0.14)	0.35	0.05

Net increase from investment operations	0.14	0.08	0.46	0.12	0.62	0.39	0.15	0.10	0.48	0.13	0.64	0.42

Dividends and distributions from:
Net investment income	(0.09)	(0.18)[2]	(0.21)[2]	(0.25)[2]	(0.30)[2]	(0.35)[2]	(0.10)	(0.20)[2]	(0.23)[2]	(0.26)[2]	(0.32)[2]	(0.37)[2]
Return of capital	—	(0.01)[2]	—	—	—	—	—	(0.01)[2]	—	—	—	—

Total dividends and distributions	(0.09)	(0.19)	(0.21)	(0.25)	(0.30)	(0.35)	(0.10)	(0.21)	(0.23)	(0.26)	(0.32)	(0.37)

Net asset value, end of period	$9.76	$9.71	$9.82	$9.57	$9.70	$9.38	$9.77	$9.72	$9.83	$9.58	$9.71	$9.39

Total Investment Return[3]
Based on net asset value	1.46%[4]	0.83%	4.94%	1.21%	6.71%	4.50%	1.54%[4]	0.98%	5.12%	1.36%	6.89%	4.77%

Ratios to Average Net Assets
Total expenses	0.94%[5,6]	0.97%[5]	1.02%[5]	0.98%[5]	1.16%[5]	1.08%[5]	0.81%[6,7]	0.85%	0.86%	0.87%	1.02%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly	0.80%[6]	0.83%	0.83%	0.80%	0.97%	0.83%	0.65%[6]	0.67%	0.66%	0.66%	0.79%	0.65%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.79%[6]	0.79%	0.81%	0.78%	0.82%	0.81%	0.64%[6]	0.64%	0.64%	0.63%	0.65%	0.63%

Net investment income	2.01%[6]	1.82%	2.25%	2.64%	2.84%	3.82%	2.17%[6]	2.08%	2.43%	2.82%	3.06%	4.15%

Supplemental Data
Net assets, end of period (000)	$1,640,173	$1,523,705	$546,318	$490,744	$191,079	$130,435	$19,465	$20,196	$22,846	$24,295	$24,987	$25,919

Portfolio turnover	143%[8]	301%[9]	203%[10]	280%[11]	140%[12]	154%[13]	143%[8]	301%[9]	203%[10]	280%[11]	140%[12]	154%[13]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2011. Excluding the recoupment of past waived fees for the period ended March 31, 2014 and the years ended September 30, 2013, September 30, 2010 and September 30, 2009, the ratio would have been 0.93%, 0.95%, 1.14% and 1.05%, respectively.

[6]	Annualized.

[7]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[8]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 103%.

[9]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 239%.

[10]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 172%.

[11]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 184%.

[12]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 126%.

[13]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 128%.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor B						Investor B3
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,		Period July 18, 2011[1] to September 30, 2011
		2013	2012	2011	2010	2009		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.83	$9.57	$9.70	$9.38	$9.34	$9.72	$9.83	$9.57	$9.71

Net investment income[2]	0.06	0.11	0.14	0.18	0.21	0.29	0.07	0.12	0.14	0.03
Net realized and unrealized gain (loss)	0.05	(0.12)	0.26	(0.14)	0.34	0.04	0.04	(0.11)	0.25	(0.14)

Net increase (decrease) from investment operations	0.11	(0.01)	0.40	0.04	0.55	0.33	0.11	0.01	0.39	(0.11)

Dividends and distributions from:
Net investment income	(0.05)	(0.10)[3]	(0.14)[3]	(0.17)[3]	(0.23)[3]	(0.29)[3]	(0.06)	(0.11)[3]	(0.13)[3]	(0.03)[3]
Return of capital	—	(0.01)[3]	—	—	—	—	—	(0.01)[3]	—	—

Total dividends and distributions	(0.05)	(0.11)	(0.14)	(0.17)	(0.23)	(0.29)	(0.06)	(0.12)	(0.13)	(0.03)

Net asset value, end of period	$9.77	$9.71	$9.83	$9.57	$9.70	$9.38	$9.77	$9.72	$9.83	$9.57

Total Investment Return[4]
Based on net asset value	1.15%[5]	(0.10)%	4.24%	0.39%	5.89%	3.71%	1.15%[5]	0.08%	4.23%	(1.13)%[5]

Ratios to Average Net Assets
Total expenses	1.82%[6,7]	1.84%[8]	1.87%[8]	1.82%[8]	1.97%[8]	1.88%[8]	1.55%[6,7]	1.74%	1.77%	1.81%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.63%[7]	1.65%	1.61%	1.64%	1.76%	1.59%	1.42%[7]	1.59%	1.62%	1.63%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.62%[7]	1.62%	1.59%	1.62%	1.62%	1.57%	1.42%[7]	1.56%	1.60%	1.62%[7]

Net investment income	1.18%[7]	1.11%	1.48%	1.85%	2.16%	3.25%	1.38%[7]	1.20%	1.42%	1.71%[7]

Supplemental Data
Net assets, end of period (000)	$1,967	$2,888	$3,670	$4,305	$4,867	$9,866	$1,651	$2,752	$6,146	$12,837

Portfolio turnover	143%[9]	301%[10]	203%[11]	280%[12]	140%[13]	154%[14]	143%[9]	301%[10]	203%[11]	280%[12]

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.82	$9.56	$9.69	$9.38	$9.34

Net investment income[2]	0.06	0.12	0.15	0.18	0.20	0.28
Net realized and unrealized gain (loss)	0.05	(0.11)	0.25	(0.13)	0.34	0.05

Net increase from investment operations	0.11	0.01	0.40	0.05	0.54	0.33

Dividends and distributions from:
Net investment income	(0.06)	(0.11)[3]	(0.14)[3]	(0.18)[3]	(0.23)[3]	(0.29)[3]
Return of capital	—	(0.01)[3]	—	—	—	—

Total dividends and distributions	(0.06)	(0.12)	(0.14)	(0.18)	(0.23)	(0.29)

Net asset value, end of period	$9.76	$9.71	$9.82	$9.56	$9.69	$9.38

Total Investment Return[4]
{Based on net asset value	1.09%[5]	0.08%	4.31%	0.45%	5.83%	3.71%

Ratios to Average Net Assets
Total expenses	1.71%[6,7]	1.74%	1.76%	1.74%[6]	1.88%[6]	1.81%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.54%[7]	1.56%	1.55%	1.56%	1.69%	1.58%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%[7]	1.53%	1.53%	1.54%	1.54%	1.56%

Net investment income	1.28%[7]	1.18%	1.53%	1.90%	2.11%	3.16%

Supplemental Data
Net assets, end of period (000)	$310,390	$293,864	$268,261	$239,979	$108,010	$59,823

Portfolio turnover	143%[9]	301%[10]	203%[11]	280%[12]	140%[13]	154%[14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[7]	Annualized.

[8]

Includes recoupment of past waived fees. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012. Excluding the recoupment of past waived fees for the years ended September 30, 2011, September 30, 2010 and September 30, 2009, the ratio would have been 1.78%, 1.96% and 1.87%, respectively.

[9]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 103%.

[10]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 239%.

[11]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 172%.

[12]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 184%.

[13]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 126%.

[14]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 128%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	79

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Investor C2
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.82	$9.57	$9.70	$9.38	$9.34

Net investment income[1]	0.09	0.17	0.21	0.25	0.27	0.34
Net realized and unrealized gain (loss)	0.04	(0.10)	0.24	(0.14)	0.34	0.04

Net increase (decrease) from investment operations	0.13	0.07	0.45	0.11	0.61	0.38

Dividends and distributions from:
Net investment income	(0.08)	(0.17)[2]	(0.20)[2]	(0.24)[2]	(0.29)[2]	(0.34)[2]
Return of capital	—	(0.01)[2]	—	—	—	—

Total dividends and distributions	(0.08)	(0.18)	(0.20)	(0.24)	(0.29)	(0.34)

Net asset value, end of period	$9.76	$9.71	$9.82	$9.57	$9.70	$9.38

Total Investment Return[3]
Based on net asset value	1.38%[4]	0.67%	4.81%	1.07%	6.60%	4.35%

Ratios to Average Net Assets
Total expenses	1.10%[5,6]	1.12%	1.12%	1.13%	1.27%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	0.96%[6]	0.98%	0.96%	0.96%	1.08%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.95%[6]	0.94%	0.94%	0.93%	0.93%	0.94%

Net investment income	1.86%[6]	1.78%	2.13%	2.54%	2.78%	3.83%

Supplemental Data
Net assets, end of period (000)	$8,442	$11,905	$13,838	$15,448	$18,151	$19,543

Portfolio turnover	143%[7]	301%[8]	203%[9]	280%[10]	140%[11]	154%[12]

	Investor C3				Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,		Period July 18, 2011[13] to September 30, 2011	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,		Period July 18, 2011[13] to September 30, 2011
		2013	2012			2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$9.71	$9.82	$9.56	$9.71	$9.71	$9.82	$9.57	$9.71

Net investment income[1]	0.06	0.12	0.14	0.04	0.08	0.15	0.18	0.04
Net realized and unrealized gain (loss)	0.04	(0.11)	0.25	(0.16)	0.04	(0.11)	0.24	(0.14)

Net increase (decrease) from investment operations	0.10	0.01	0.39	(0.12)	0.12	0.04	0.42	(0.10)

Dividends and distributions from:
Net investment income	(0.05)	(0.11)[2]	(0.13)[2]	(0.03)[2]	(0.07)	(0.14)[2]	(0.17)[2]	(0.04)[2]
Return of capital	—	(0.01)[2]	—	—	—	(0.01)[2]	—	—

Total dividends and distributions	(0.05)	(0.12)	(0.13)	(0.03)	(0.07)	(0.15)	(0.17)	(0.04)

Net asset value, end of period	$9.76	$9.71	$9.82	$9.56	$9.76	$9.71	$9.82	$9.57

Total Investment Return[3]
Based on net asset value	1.07%[4]	0.09%	4.23%	(1.12)%[4]	1.25%[4]	0.43%	4.48%	(1.06)%[4]

Ratios to Average Net Assets
Total expenses	1.70%[5,6]	1.70%	1.77%	1.73%[6]	1.34%[5,6]	1.36%	1.43%	1.46%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.57%[6]	1.56%	1.61%	1.55%[6]	1.21%[6]	1.22%	1.27%	1.29%[6]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.57%[6]	1.52%	1.60%	1.54%[6]	1.20%[6]	1.19%	1.26%	1.27%[6]

Net investment income	1.24%[6]	1.20%	1.46%	1.78%[6]	1.61%[6]	1.54%	1.81%	2.04%[6]

Supplemental Data
Net assets, end of period (000)	$27,953	$30,075	$35,383	$40,361	$4,579	$4,529	$6,573	$5,693

Portfolio turnover	143%[7]	301%[8]	203%[9]	280%[10]	143%[7]	301%[8]	203%[9]	280%[10]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes recoupment of past waived fees. There was no financial impact to the expense ratios.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 103%.

[8]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 239%.

[9]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 172%.

[10]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 184%.

[11]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 126%.

[12]	Includes mortgage dollar roll transactions; excluding mortgage dollar roll transactions the portfolio turnover would have been 128%.

[13]	Commencement of operations.

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Core Bond Portfolio (“Core Bond”), BlackRock High Yield Bond Portfolio (“High Yield Bond”) and BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is classified as diversified. Each Fund offers multiple classes of shares. BlackRock, Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 and Investor B3 Shares automatically convert to Investor A Shares after approximately ten years. Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan).

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “US Subsidiary”), both of which are wholly owned taxable subsidiaries of High Yield Bond (the “Taxable Subsidiaries”). The US Subsidiary enables High Yield Bond to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the US Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the US Subsidiary. Intercompany accounts and transactions have been eliminated. Both the Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with

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respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains and losses on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments or borrowings. Doing

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so allows the investment or borrowing to be excluded from treatment as a “senior security. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under US GAAP may be taxed at ordinary income rates. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds each Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Funds have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than each Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the subsidiaries.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by

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Notes to Financial Statements (continued)

a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage

Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and

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companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of March 31, 2014, High Yield Bond had outstanding bridge loan commitments of $19,149,434. In connection with either of these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of March 31, 2014, High Yield Bond had the following unfunded floating rate loan interests:

	Unfunded Floating Rate Loan Interests	Value of Underlying Floating Rate Loan Interests	Unrealized Appreciation
American Energy - Utica LLC, Term Loan (Second Lien)	$7,940,765	$8,461,100	$520,335

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as

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collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Typically, the Funds are permitted to sell, re-pledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (“MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of March 31, 2014:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
Core Bond
Counterparty
BNP Paribas Securities Corp.	$279,644,619	$(279,644,619)	—	—
Deutsche Bank Securities, Inc.	149,379,350	(149,379,350)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	205,909,348	(205,909,348)	—	—
Morgan Stanley & Co. LLC	101,352,139	(101,093,527)	—	$258,612
RBC Capital Markets LLC	70,090,139	(70,090,139)	—	—

Total	$806,375,595	$(806,116,983)	—	$258,612

High Yield Bond
Counterparty
Deutsche Bank Securities, Inc.	$4,005,000	$(4,005,000)	—	—
Citigroup Global Markets, Inc.	12,139,278	(12,139,278)	—	—

Total	$16,144,278	$(16,144,278)	—	—

86	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
Low Duration Bond
Counterparty
BNP Paribas Securities Corp.	$204,290,643	$(204,290,643)	—	—
Credit Suisse Securities (USA) LLC	32,550,822	(32,550,822)	—	—
Deutsche Bank Securities, Inc.	121,136,535	(121,041,424)	—	$95,111
Merrill Lynch, Pierce, Fenner & Smith, Inc.	97,168,128	(97,168,128)	—	—
Morgan Stanley & Co. LLC	75,193,766	(75,050,432)	—	—
RBC Capital Markets LLC	103,693,529	(103,614,313)	—	79,216

Total	$634,033,423	$(633,715,762)	—	$174,327

[1]

Collateral with a value of $806,885,085 for Core Bond, $19,468,291 for High Yield Bond, and $639,406,995 for Low Duration Bond has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds may purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option

BLACKROCK FUNDS II	MARCH 31, 2014	87

Notes to Financial Statements (continued)

expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single- name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

88	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•	Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2014
	Derivative Assets
		Core Bond	High Yield Bond	Low Duration Bond
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1];
	Unrealized appreciation on OTC swaps[1]; Swap premiums paid; Investments at value — unaffiliated[2]	$3,527,117	—	$10,625,598
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1];
	Unrealized appreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]	505,138	$731,765	2,176,358
Credit contracts	Unrealized appreciation on OTC swaps[1]; Swap premiums paid; Investments at value — unaffiliated[2]	1,160,870	19,275,597	53,293
Equity contracts	Investments at value — unaffiliated[2]	—	1	—
Total		$5,193,125	$20,007,363	$12,855,249

	Derivative Liabilities
		Core Bond	High Yield Bond	Low Duration Bond
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1];
	Unrealized depreciation on OTC swaps[1]; Swap premiums received; Options written at value	$1,309,958	—	$5,919,247
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1];
	Unrealized depreciation on forward foreign currency exchange contracts; Options written at value	428,277	$18,704,298	7,421,456
Credit contracts	Unrealized depreciation on over-the-counter swaps[1]; Swap premiums received; Options written at value	1,753,632	76,835,637	—
Equity contracts	Options written at value	—	5,573,899	—
Total		$3,491,867	$101,113,834	$13,340,703

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

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Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2014
	Net Realized Gain (Loss) From
	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts:
Financial futures contracts	$(1,022,405)	—	$(13,561,953)
Options[3]	376,570	—	345,671
Swaps	(1,279,033)	$5,504,989	(1,795,300)
Forward foreign currency exchange contracts:
Foreign currency transactions	(468,669)	(39,341,917)	(11,196,647)
Financial futures contracts	—	—	—
Options[3]	139,954	—	—
Credit contracts:
Swaps	421,033	13,472,919	(465,100)
Options[3]	—	—	—
Equity contracts:
Financial futures contracts	—	(15,944,043)	—
Options[3]	—	(37,830,378)	—
Other contracts:
Swaps	—	—	—

Total	$(1,832,550)	$(74,138,430)	$(26,673,329)

	Net Change in Unrealized Appreciation/Depreciation on
	Core Bond	High Yield Bond	Low Duration Bond
Interest rate contracts:
Financial futures contracts	$5,497,610	—	$11,966,673
Options[3]	(297,894)	—	(1,420,663)
Swaps	(2,151,206)	$62,640	53,556
Forward foreign currency exchange contracts:
Foreign currency translations	433,137	11,997,311	5,742,391
Options[3]	889	—	—
Credit contracts:
Swaps	514,195	(17,183,672)	(1,152,610)
Equity contracts:
Financial futures contracts	—	(5,573,899)	—
Options[3]	—	6,130,439	—

Total	$3,996,731	$(4,567,181)	$15,189,347

[3]	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments — unaffiliated.

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Financial futures contracts:
Average number of contracts purchased	542	—	5,420
Average number of contracts sold	4,607	2,793	5,844
Average notional value of contracts purchased	$70,808,735	—	$1,208,184,025
Average notional value of contracts sold	$627,263,203	$259,746,450	$801,751,273
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	6	24	26
Average number of contracts - USD sold	6	5	22
Average USD amounts purchased	$47,265,233	$1,395,439,748	$507,625,875
Average USD amounts sold	$61,157,304	$45,450,308	$247,632,380
Options:
Average number of option contracts purchased	1,315	107	8,161
Average number of option contracts written	982	—	6,050
Average notional value of option contracts purchased	$409,720,391	$100,886	$1,816,354,375
Average notional value of option contracts written	$252,994,987	—	$1,353,625,000
Average number of swaption contracts purchased	4	—	6
Average number of swaption contracts written	4	—	3
Average notional value of swaption contracts purchased	$92,323,191	—	$491,418,000
Average notional value of swaption contracts written	$75,687,512	—	$350,300,000
Credit default swaps:
Average number of contracts - buy protection	1	7	2
Average number of contracts - sell protection	8	45	3
Average notional value - buy protection	$1,913,500	$26,069,000	$24,625,000

90	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

	Core Bond	High Yield Bond	Low Duration Bond
Average notional value - sell protection	$22,218,000	$294,767,470	$77,625,000
Interest rate swaps:
Average number of contracts - pays fixed rate	5	—	9
Average number of contracts - receives fixed rate	2	—	2
Average notional value - pays fixed rate	$110,300,575	—	$831,944,697
Average notional value - receives fixed rate	$22,590,249	—	$179,325,000
Total return swaps:
Average number of contracts	—	1	—
Average notional value	—	$50,000,000	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either, $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

BLACKROCK FUNDS II	MARCH 31, 2014	91

Notes to Financial Statements (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At March 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Core Bond			High Yield Bond			Low Duration Bond
	Assets		Liabilities	Assets		Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$262,451		$300,746	$19,402		$3,158,400	$567,380		$135,770
Foreign currency exchange contracts	505,100		428,277	731,765		18,704,298	2,176,358		7,421,456
Options	748,453	[1]	356,637	1	[1]	—	8,161,314	[1]	1,471,923
Centrally cleared swaps	—		23,522	182		—	—		86,605
OTC swaps[2]	1,219,883		2,362,566	19,275,597		76,835,637	—		1,153,990

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,735,887		$3,471,748	$20,026,947		$98,698,335	$10,905,052		$10,269,744
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(928,676)		(597,293)	(19,584)		(3,158,400)	(1,954,155)		(813,000)

Total derivative assets and liabilities subject to an MNA	$1,807,211		$2,874,455	$20,007,363		$95,539,935	$8,950,897		$9,456,744

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of March 31, 2014:

Core Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$163,299	$(163,299)	—	—	—
The Bank of New York Mellon	39,549	(39,549)	—	—	—
Barclays Bank PLC	32,296	(32,296)	—	—	—
BNP Paribas S.A.	49,415	—	—	—	$49,415
Citibank N.A.	225,542	—	—	—	225,542
Credit Suisse International	199,177	(38,799)	—	—	160,378
Deutsche Bank AG	671,264	(671,264)	—	—	—
JPMorgan Chase Bank N.A.	255,396	(255,396)	—	—	—
Royal Bank of Scotland PLC	51,130	(51,130)	—	—	—
UBS AG	120,143	(39,477)	—	—	80,666

Total	$1,807,211	$(1,291,210)	—	—	$516,001

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$219,706	$(163,299)	—	—	$56,407
The Bank of New York Mellon	62,141	(39,549)	—	—	22,592
Barclays Bank PLC	90,067	(32,296)	—	—	57,771
Credit Suisse International	38,799	(38,799)	—	—	—
Deutsche Bank AG	1,420,445	(671,264)	—	$(700,000)	49,181
Goldman Sachs Bank USA	196,994	—	—	—	196,994
JPMorgan Chase Bank N.A.	614,898	(255,396)	—	(359,502)	—
Royal Bank of Scotland PLC	185,976	(51,130)	—	—	134,846
UBS AG	39,477	(39,477)	—	—	—
Westpac Banking Corp.	5,952	—	—	—	5,952

Total	$2,874,455	$(1,291,210)	—	$(1,059,502)	$523,743

92	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

High Yield Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[5]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$55,032	$(9,282)	—	—	$45,750
Barclays Bank PLC	725,984	(725,984)	—	—	—
BNP Paribas S.A.	295,296	(108,808)	—	—	186,488
Citibank N.A.	2,346,903	(2,346,903)	—	—	—
Credit Suisse International	2,362,700	(39,999)	—	—	2,322,701
Deutsche Bank AG	9,607,084	(3,320,975)	—	$(6,286,109)	—
Goldman Sachs & Co.	1	—	—	—	1
Goldman Sachs Bank USA	2,755,637	(2,755,637)	—	—	—
Goldman Sachs International	1,399,802	(1,399,802)	—	—	—
JPMorgan Chase Bank N.A.	455,046	(455,046)	—	—	—
UBS AG	3,878	—	—	—	3,878

Total	$20,007,363	$(11,162,436)	—	$(6,286,109)	$2,558,818

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$9,282	$(9,282)	—	—	—
The Bank of New York Mellon	9,334	—	—	—	$9,334
Barclays Bank PLC	23,806,002	(725,984)	—	$(23,000,000)	80,018
BNP Paribas S.A.	108,808	(108,808)	—	—	—
Citibank N.A.	14,007,952	(2,346,903)	—	(2,600,000)	9,061,049
Credit Suisse International	39,999	(39,999)	—	—	—
Deutsche Bank AG	3,320,975	(3,320,975)	—	—	—
Goldman Sachs Bank USA	30,266,633	(2,755,637)	—	(27,510,996)	—
Goldman Sachs International	10,962,601	(1,399,802)	—	(9,562,799)	—
JPMorgan Chase Bank N.A.	13,008,349	(455,046)	—	(5,040,000)	7,513,303

Total	$95,539,935	$(11,162,436)	—	$(67,713,795)	$16,663,704

Low Duration Bond
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[5]	Net Amount of Derivative Assets[2]
The Bank of New York Mellon	$200,360	$(14,644)	—	—	$185,716
Barclays Bank PLC	1,462,925	(1,462,925)	—	—	—
BNP Paribas S.A.	1,513,201	(216,437)	—	$(1,296,764)	—
Citibank N.A.	49,634	(49,634)	—	—	—
Deutsche Bank AG	3,188,324	(1,244,250)	—	(1,100,000)	844,074
Goldman Sachs Bank USA	938,216	—	—	(600,000)	338,216
JPMorgan Chase Bank N.A.	1,266,155	—	—	(1,266,155)	—
UBS AG	332,082	(332,082)	—	—	—

Total	$8,950,897	$(3,319,972)	—	$(4,262,919)	$1,368,006

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
The Bank of New York Mellon	$14,644	$(14,644)	—	—	—
Barclays Bank PLC	2,860,227	(1,462,925)	—	—	$1,397,302
BNP Paribas S.A.	216,437	(216,437)	—	—	—
Citibank N.A.	831,479	(49,634)	—	$(781,845)	—
Deutsche Bank AG	1,244,250	(1,244,250)	—	—	—
Goldman Sachs International	2,825,230	—	—	—	2,825,230
Morgan Stanley Capital Services LLC	343,535	—	—	(343,535)	—
Royal Bank of Scotland PLC	729,641	—	—	—	729,641
UBS AG	391,301	(332,082)	—	—	59,219

Total	$9,456,744	$(3,319,972)	—	$(1,125,380)	$5,011,392

[1]   The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]   Net amount represents the net amount receivable from the counterparty in the event of default.

[3]   Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]   Net amount represents the net amount payable due to the counterparty in the event of default.

[5]   Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

BLACKROCK FUNDS II	MARCH 31, 2014	93

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.425%
Greater than $3 Billion	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2014, the amounts waived were as follows:

Core Bond	$1,061
High Yield Bond	$55,688
Low Duration Bond	$8,538

The Manager provides investment management and other services to the US and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the US and Luxembourg Subsidiaries for providing investment management or administrative services. However, the High Yield Bond pays the Manager based on the Fund’s net assets which includes the assets of US and Luxembourg Subsidiaries.

The Manager, on behalf of each Fund, entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor A1	0.10%	—
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B3	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Investor C3	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

For the six months ended March 31, 2014, the following table shows the class specific service and/or distribution fees borne directly by each class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
Service	$246,030	$507,680	$287,683
Investor A	624,495	5,321,927	2,004,030
Investor A1	—	—	9,923
Investor B	11,957	19,596	12,390
Investor B1	—	29,815	—
Investor B3	—	—	10,314
Investor C	675,324	2,804,283	1,505,479
Investor C1	—	349,453	—
Investor C2	—	—	18,832
Investor C3	—	—	130,107
Class R	5,750	134,598	11,438

Total	$1,563,556	$9,167,352	$3,990,196

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2014, the Funds paid the following to affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$11,664	$40,068	$5,806
Institutional	333,167	307,382	129,991
Service	5,396	3,604	1,323
Investor A	2,927	9,297	2,464
Class R	—	50	—

Total	$353,154	$360,401	$139,584

94	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$856	$1,466	$274
Institutional	550	52,511	1,280
Service	—	587	663
Investor A	6,400	40,814	5,308
Investor A1	—	—	240
Investor B	25	264	16
Investor C	1,214	643	530
Investor C2	—	—	28
Class R	40	615	61

Total	$9,085	$96,900	$8,400

For the six months ended March 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$13,517	$78,420	$17,776
Institutional	939,947	2,567,324	381,497
Service	121,460	241,663	159,813
Investor A	419,470	3,789,232	987,623
Investor A1	—	—	13,757
Investor B	4,032	6,089	3,057
Investor B1	—	16,490	—
Investor B3	—	—	1,073
Investor C	116,789	432,027	206,781
Investor C1	—	85,736	—
Investor C2	—	—	5,645
Investor C3	—	—	33,468
Class R	2,434	58,436	6,131

Total	$1,617,649	$7,275,417	$1,816,621

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the six months ended March 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Core Bond	$842,865
High Yield Bond	$3,602,234
Low Duration Bond	$1,063,081

For the six months ended March 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$69,596	$95,225	$40,854
Institutional	101,299	243,798	88,400
Service	24,603	50,768	28,768
Investor A	62,139	181,233	114,875
Investor A1	—	—	2,481
Investor B	302	492	310
Investor B1	—	1,011	—
Investor B2	—	—	—
Investor B3	—	—	290
Investor C	16,883	66,996	37,637
Investor C1	—	10,920	—
Investor C2	—	—	1,177
Investor C3	—	—	3,614
Class R	287	6,730	572

Total	$275,109	$657,173	$318,978

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business.

BLACKROCK FUNDS II	MARCH 31, 2014	95

Notes to Financial Statements (continued)

The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond		Low Duration Bond
	Contractual	Contractual	Voluntary[2]	Contractual	Voluntary[2]
BlackRock	0.45%[1]	0.58%[1]	—	0.41%[1]	—
Institutional	0.56%[1]	0.70%[1]	0.67%	0.55%[1]	0.45%
Service	0.93%[1]	1.02%[1]	—	0.85%[1]	—
Investor A	0.89%[1]	0.92%[1]	—	0.81%[1]	—
Investor A1	N/A	N/A	N/A	—	0.64%
Investor B	1.73%[1]	—	—	1.62%[1]	—
Investor B1	N/A	1.46%[1]	—	N/A	N/A
Investor B3	N/A	N/A	N/A	—	—
Investor C	1.66%[1]	1.72%[1]	—	1.53%[1]	—
Investor C1	N/A	1.56%[1]	—	N/A	N/A
Investor C2	N/A	N/A	N/A	—	0.97%
Investor C3	N/A	N/A	N/A	—	—
Class R	1.17%[1]	—	1.28%	1.65%[1]	—

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

The amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2014, the amounts included in fees waived by Manager were as follows:

Core Bond	$1,425,571
Low Duration Bond	$2,179,843

Class specific expense waivers or reimbursements are as follows:

	Administration Fees Waived
	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$69,588	—	$40,030
Institutional	101,299	—	85,640
Service	—	—	72
Investor A	24,859	$103,761	32,913
Investor A1	—	—	2,350
Investor B	262	—	303
Investor B1	—	1,011	—
Investor C	1,129	—	35,926
Investor C2	—	—	158
Class R	169	—	—

Total	$197,306	$104,772	$197,392

	Transfer Agent Fees Waived
	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$854	—	$263
Institutional	550	—	1,224
Investor A	—	$15,749	1,587
Investor A1	—	—	217
Investor B	24	—	15
Investor C	—	—	478
Investor C2	—	—	1
Class R	16	—	—

Total	$1,444	$15,749	$3,785

	Transfer Agent Fees Reimbursed
	Core Bond	High Yield Bond	Low Duration Bond
BlackRock	$12,564	—	$16,631
Institutional	338,375	—	199,906
Investor A	—	$19,788	2,227
Investor A1	—	—	613
Investor B	616	—	465
Investor B1	—	7,156	—
Investor C	—	—	22,790
Investor C2	—	—	142
Class R	10	—	—

Total	$351,565	$26,944	$242,774

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2014, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Core Bond	High Yield Bond	Low Duration Bond
Fund Level	—	—	$4,830
BlackRock	—	$410	1,262
Institutional	—	97,188	4,180
Service	—	21,230	4,358
Investor A	$16,271	20,327	34,534
Investor B	11	—	—
Investor C	211	8,770	1,713

Total	$16,493	$147,925	$50,877

96	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

On March 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015	2016
Core Bond
Fund Level	$3,511,905	$3,132,443	$1,425,571
BlackRock	$215,898	$169,312	$83,006
Institutional	$713,367	$700,954	$440,225
Investor A	$8,867	$34,827	$24,859
Investor B	$299	$1,073	$902
Investor C	—	—	$1,129
Class R	—	$1,997	$194
High Yield Bond
Fund Level	$5,100	—	—
Investor A	$2,025,282	$1,251,129	$139,297
Investor B1	$24,294	$13,439	$8,167
Low Duration Bond
Fund Level	$3,348,096	$3,804,514	$2,179,843
BlackRock	$90,046	$110,066	$56,924
Institutional	$18,001	—	—
Service	—	—	$72
Investor A	—	—	$36,727
Investor A1	—	$30	$3,180
Investor B	$4,082	$1,574	$783
Investor C	$144,830	$101,002	$59,194
Investor C2	—	—	$300

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$10,776
High Yield Bond	$145,774
Low Duration Bond	$70,731

For the six months ended March 31, 2014, affiliates received CDSCs or front-end sales charges as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Investor A	$1,852	$44,657	$22,531
Investor B	$999	$1,812	$1,398
Investor B1	—	$53	—
Investor B3	—	—	$127
Investor C	$5,727	$49,816	$54,467

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Manager reimbursed High Yield Bond $5,709,664 for losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Core Bond	—	$3,141,242
High Yield Bond	$9,766,307	—
Low Duration Bond	$3,961,625	—

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Core Bond	$5,736,016,885	$6,216,073,280
High Yield Bond	$6,559,758,126	$4,804,278,243
Low Duration Bond	$4,585,818,010	$4,443,455,909

Purchases and sales of US government securities for the six months ended March 31, 2014, were as follows:

	Purchases	Sales
Core Bond	$5,952,021,844	$6,141,413,126
Low Duration Bond	$1,464,019,646	$1,064,126,125

Purchases and sales related to mortgage dollar rolls for the six months ended March 31, 2014, were as follows:

	Purchases	Sales
Core Bond	$3,223,155,192	$3,224,221,776
Low Duration Bond	$1,533,400,420	$1,537,224,394

Transactions in options written for the six months ended March 31, 2014, were as follows:

	Core Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	—	—	—	—	—	—
Options written	2,822	—	$1,140,666	5,938	308,067,460	$2,222,710
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options closed	(2,822)	—	(1,140,666)	(5,286)	(301,000,000)	(1,794,063)

Outstanding options, end of period	—	—	—	652	7,067,460	$428,647

BLACKROCK FUNDS II	MARCH 31, 2014	97

Notes to Financial Statements (continued)

	High Yield Bond
	Puts
	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	37,600	—	$5,976,876
Options written	23,000	—	1,126,069
Options exercised	—	—	—
Options expired	(60,600)	—	(7,102,945)

Outstanding options, end of period	—	—	—

	Low Duration Bond
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	—	110,000	$770,000	10,000	110,000	$2,375,600
Options written	18,530	—	277,950	2,100	400,800	2,649,008
Options expired	(18,530)	—	(277,950)	(10,000)	—	(978,600)
Options closed	—	(110,000)	(770,000)	—	(400,800)	(2,159,865)

Outstanding options, end of period	—	—	—	2,100	110,000	$1,886,143

[1]	Amount shown is in the currency in which the transaction was denominated.

7. Income Tax Information:

As of September 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond
2014	—	$2,315,474	$23,592,216
2015	—	21,774,534	14,223,477
2016	—	10,095,668	1,475,016
2017	$46,896,765	82,037,194	41,571,660
2018	79,322,289	92,528,020	24,738,576
2019	4,477,013	—	—
No expiration date[1]	—	1,675,253	—

Total	$130,696,067	$210,426,143	$105,600,945

[1]	Must be utilized prior to losses subject to expiration.

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,538,831,641	$13,637,367,340	$4,485,267,218

Gross unrealized appreciation	$53,854,436	$740,849,999	$46,736,235
Gross unrealized depreciation	(42,081,788)	(187,885,502)	(37,312,168)

Net unrealized appreciation	$11,772,648	$552,964,497	$9,424,067

8. Borrowings:

For the six months ended March 31, 2014, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$756,817,774	(0.03)%
High Yield Bond	$227,628,861	0.40%
Low Duration Bond	$274,571,491	(0.20)%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended March 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and

98	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Core Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	2,811,149	$26,788,117	7,068,345	$69,019,250
Shares issued in reinvestment of dividends	912,329	8,685,169	1,804,443	17,483,464
Shares redeemed	(2,462,729)	(23,345,321)	(11,412,306)	(110,842,084)

Net increase (decrease)	1,260,749	$12,127,965	(2,539,518)	$(24,339,370)

Institutional
Shares sold	8,456,624	$80,049,074	40,817,229	$395,681,699
Shares issued in reinvestment of dividends	1,205,876	11,439,403	2,894,116	27,961,099
Shares redeemed	(50,111,685)	(473,828,655)	(54,271,150)	(524,377,369)

Net decrease	(40,449,185)	$(382,340,178)	(10,559,805)	$(100,734,571)

Service
Shares sold	1,399,006	$13,254,140	2,525,446	$24,352,968
Shares issued in reinvestment of dividends	289,057	2,745,060	609,491	5,891,324
Shares redeemed	(2,246,575)	(21,283,118)	(6,331,091)	(60,952,777)

Net decrease	(558,512)	$(5,283,918)	(3,196,154)	$(30,708,485)

Investor A
Shares sold and automatic conversion of shares	3,417,552	$32,407,408	13,873,752	$134,540,237
Shares issued in reinvestment of dividends	696,962	6,624,524	1,600,829	15,491,364
Shares redeemed	(12,732,274)	(120,543,284)	(20,764,522)	(200,781,753)

Net decrease	(8,617,760)	$(81,511,352)	(5,289,941)	$(50,750,152)

Investor B
Shares sold	7,163	$67,897	79,366	$774,050
Shares issued in reinvestment of dividends	2,219	21,087	7,664	74,308
Shares redeemed and automatic conversion of shares	(94,162)	(891,857)	(391,623)	(3,787,746)

Net decrease	(84,780)	$(802,873)	(304,593)	$(2,939,388)

Investor C
Shares sold	539,479	$5,101,075	2,253,249	$21,884,154
Shares issued in reinvestment of dividends	125,154	1,184,573	321,611	3,103,138
Shares redeemed	(2,922,542)	(27,591,702)	(8,137,952)	(78,164,964)

Net decrease	(2,257,909)	$(21,306,054)	(5,563,092)	$(53,177,672)

BLACKROCK FUNDS II	MARCH 31, 2014	99

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Core Bond (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	47,234	$446,573	273,991	$2,640,056
Shares issued in reinvestment of dividends	3,018	28,707	5,087	49,178
Shares redeemed	(32,353)	(306,552)	(139,627)	(1,329,500)

Net increase	17,899	$168,728	139,451	$1,359,734

Total Net Decrease	(50,689,498)	$(478,947,682)	(27,313,652)	$(261,289,904)

High Yield Bond
BlackRock
Shares sold	16,902,607	$140,023,560	31,500,800	$256,465,644
Shares issued in reinvestment of dividends	4,614,850	38,145,671	7,243,772	58,872,900
Shares redeemed	(22,776,747)	(188,413,749)	(37,185,014)	(301,479,899)

Net increase (decrease)	(1,259,290)	$(10,244,518)	1,559,558	$13,858,645

Institutional
Shares sold	322,284,538	$2,662,413,998	506,444,116	$4,124,359,023
Shares issued in reinvestment of dividends	23,845,446	196,988,129	23,902,198	194,191,623
Shares redeemed	(183,772,044)	(1,519,464,784)	(306,427,874)	(2,488,607,267)

Net increase	162,357,940	$1,339,937,343	223,918,440	$1,829,943,379

Service
Shares sold	14,915,648	$123,275,417	27,698,072	$225,287,540
Shares issued in reinvestment of dividends	1,886,648	15,591,884	2,409,966	19,598,611
Shares redeemed	(12,331,396)	(101,715,764)	(22,795,477)	(186,407,482)

Net increase	4,470,900	$37,151,537	7,312,561	$58,478,669

Investor A
Shares sold and automatic conversion of shares	115,551,951	$955,570,359	234,027,346	$1,901,875,116
Shares issued in reinvestment of dividends	20,004,483	165,226,566	26,146,696	212,426,786
Shares redeemed	(74,780,087)	(618,621,950)	(210,569,815)	(1,707,793,649)

Net increase	60,776,347	$502,174,975	49,604,227	$406,508,253

Investor B
Shares sold	33,450	$277,656	124,845	$1,014,208
Shares issued in reinvestment of dividends	14,669	121,161	33,899	275,418
Shares redeemed and automatic conversion of shares	(214,944)	(1,779,184)	(535,734)	(4,349,715)

Net decrease	(166,825)	$(1,380,367)	(376,990)	$(3,060,089)

Investor B1
Shares sold	4,359	$35,932	34,852	$283,105
Shares issued in reinvestment of dividends	19,424	160,332	52,747	428,209
Shares redeemed	(272,953)	(2,257,327)	(1,530,304)	(12,487,812)

Net decrease	(249,170)	$(2,061,063)	(1,442,705)	$(11,776,498)

Investor C
Shares sold	12,027,252	$99,675,270	21,505,822	$175,188,242
Shares issued in reinvestment of dividends	2,204,446	18,217,778	2,995,707	24,359,997
Shares redeemed	(8,367,400)	(69,226,902)	(21,623,640)	(176,022,460)

Net increase	5,864,298	$48,666,146	2,877,889	$23,525,779

100	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	41,919	$347,970	120,089	$974,984
Shares issued in reinvestment of dividends	261,314	2,161,181	422,182	3,434,138
Shares redeemed	(818,563)	(6,780,963)	(2,333,238)	(18,979,245)

Net decrease	(515,330)	$(4,271,812)	(1,790,967)	$(14,570,123)

Class R
Shares sold	2,638,592	$21,809,960	4,073,500	$33,108,889
Shares issued in reinvestment of dividends	255,126	2,106,783	294,551	2,393,534
Shares redeemed	(1,497,482)	(12,383,633)	(2,542,312)	(20,692,126)

Net increase	1,396,236	$11,533,110	1,825,739	$14,810,297

Total Net Increase	232,675,106	$1,921,505,351	283,487,752	$2,317,718,312

Low Duration Bond
BlackRock
Shares sold	19,159,973	$186,947,543	28,087,018	$275,209,434
Shares issued in reinvestment of dividends	350,202	3,417,942	665,688	6,521,911
Shares redeemed	(12,556,145)	(122,347,112)	(27,523,249)	(269,532,382)

Net increase	6,954,030	$68,018,373	1,229,457	$12,198,963

Institutional
Shares sold	31,879,289	$311,138,600	55,872,359	$547,178,083
Shares issued in reinvestment of dividends	689,374	6,734,331	1,464,165	14,347,481
Shares redeemed	(30,074,036)	(293,505,407)	(47,504,759)	(464,280,661)

Net increase	2,494,627	$24,367,524	9,831,765	$97,244,903

Service
Shares sold	998,942	$9,749,255	1,341,860	$13,131,643
Shares issued in reinvestment of dividends	217,484	2,123,065	485,051	4,753,060
Shares redeemed	(1,574,144)	(15,355,489)	(4,779,830)	(46,850,671)

Net decrease	(357,718)	$(3,483,169)	(2,952,919)	$(28,965,968)

Investor A
Shares sold and automatic conversion of shares	24,659,365	$240,256,945	125,015,198	$1,228,640,611
Shares issued in reinvestment of dividends	1,495,346	14,594,951	1,890,883	18,489,799
Shares redeemed	(15,078,331)	(147,067,713)	(25,621,537)	(250,717,587)

Net increase	11,076,380	$107,784,183	101,284,544	$996,412,823

Investor A1
Shares sold	31,544	$307,967	60,218	$591,654
Shares issued in reinvestment of dividends	14,360	140,323	32,302	316,824
Shares redeemed	(132,064)	(1,290,275)	(338,685)	(3,325,418)

Net decrease	(86,160)	$(841,985)	(246,165)	$(2,416,940)

Investor B
Shares sold	33,426	$326,299	123,971	$1,214,817
Shares issued in reinvestment of dividends	1,209	11,806	3,582	35,140
Shares redeemed and automatic conversion of shares	(130,576)	(1,274,675)	(203,789)	(1,997,157)

Net decrease	(95,941)	$(936,570)	(76,236)	$(747,200)

BLACKROCK FUNDS II	MARCH 31, 2014	101

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Investor B3
Shares sold	1,604	$15,652	45,267	$445,327
Shares issued in reinvestment of dividends	1,056	10,310	3,457	33,925
Shares redeemed and automatic conversion of shares	(116,856)	(1,141,539)	(390,971)	(3,839,193)

Net decrease	(114,196)	$(1,115,577)	(342,247)	$(3,359,941)

Investor C
Shares sold	6,756,124	$65,887,858	14,652,876	$143,418,133
Shares issued in reinvestment of dividends	151,839	1,481,844	294,856	2,888,786
Shares redeemed	(5,380,335)	(52,467,183)	(11,999,976)	(117,374,748)

Net increase	1,527,628	$14,902,519	2,947,756	$28,932,171

Investor C2
Shares sold	338	$3,303	982	$9,643
Shares issued in reinvestment of dividends	5,749	56,120	13,563	132,921
Shares redeemed	(367,457)	(3,579,730)	(197,678)	(1,933,454)

Net decrease	(361,370)	$(3,520,307)	(183,133)	$(1,790,890)

Investor C3
Shares sold	13,815	$134,695	70,938	$696,787
Shares issued in reinvestment of dividends	9,236	90,132	23,706	232,264
Shares redeemed	(257,468)	(2,510,553)	(600,460)	(5,885,107)

Net decrease	(234,417)	$(2,285,726)	(505,816)	$(4,956,056)

Class R
Shares sold	72,719	$709,673	194,942	$1,910,235
Shares issued in reinvestment of dividends	3,449	33,661	9,291	91,046
Shares redeemed	(73,591)	(718,521)	(407,151)	(3,983,071)

Net increase (decrease)	2,577	$24,813	(202,918)	$(1,981,790)

Total Net Increase	20,805,440	$202,914,078	110,784,088	$1,090,570,075

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

102	BLACKROCK FUNDS II	MARCH 31, 2014

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

BLACKROCK FUNDS II	MARCH 31, 2014	103

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investment

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

104	BLACKROCK FUNDS II	MARCH 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2014	105

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

106	BLACKROCK FUNDS II	MARCH 31, 2014

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Taxable3-3/14-SAR

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

„  BlackRock Conservative Prepared Portfolio

„  BlackRock Moderate Prepared Portfolio

„  BlackRock Growth Prepared Portfolio

„  BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of March 31, 2014	BlackRock Prepared Portfolios

Portfolio Management Commentary

How did the Funds perform?

Conservative Prepared

•

For the six-month period ended March 31, 2014, the Fund outperformed both its reference benchmark (Barclays U.S. Aggregate Bond Index (60%)/ Russell 3000® Index (32%)/MSCI EAFE Index (8%)) and the fixed income benchmark, the Barclays U.S. Aggregate Bond Index.

Moderate Prepared

•

For the six-month period ended March 31, 2014, all of the Fund’s share classes outperformed the reference benchmark (Barclays U.S. Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)) with the exception of the Fund’s Investor C Shares, which underperformed the reference benchmark. For the same period, all of the Fund’s share classes underperformed the broad-market S&P 500® Index.

Growth Prepared

•

For the six-month period ended March 31, 2014, all of the Fund’s share classes underperformed its reference benchmark (Barclays U.S. Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)), with the exception of the Fund’s Institutional Shares, which outperformed the reference benchmark. For the same period, all of the Fund’s share classes underperformed the broad-market S&P 500® Index.

Aggressive Growth Prepared

•	For the six-month period ended March 31, 2014, the Fund underperformed • its reference benchmark (Russell 3000® Index (80%)/MSCI EAFE Index (20%)) and the broad-market S&P 500® Index.

What factors influenced performance?

•

At a broad asset allocation level, the Funds with larger allocations to equity generated larger returns than the Funds with smaller equity allocations as equity markets outperformed fixed income during the period. While the Funds’ overweight to equities relative to their respective reference benchmarks contributed positively to overall performance, the underlying equity strategies generally underperformed their respective benchmarks. The Funds’ fixed income allocation, however, outperformed the Barclays U.S. Aggregate Bond Index, resulting in outperformance of the Conservative Prepared and Moderate Prepared Portfolios relative to their respective reference benchmarks. The Conservative, Moderate and Growth Prepared Portfolios held higher-than-normal allocations to cash given a generally cautious view on valuations in equity and fixed income markets during the period. The cash position hindered relative results in these Portfolios as both equities and fixed income assets generated positive returns over the period.

•

The underperformance of the Funds’ equity allocation was attributable to investments in BlackRock Capital Appreciation Fund, Inc., BlackRock Equity Dividend Fund and BlackRock International Fund, each of which underperformed its respective benchmark and the broader equity market for the period. An overweight to Japan in the Funds’ equity allocation had a negative impact on results as Japanese stocks underperformed other developed markets during the period. Conversely, the Funds benefited from invest-

ments in Master Large Cap Growth Portfolio, Master Value Opportunities LLC and Master Basic Value LLC, which outperformed their respective benchmarks during the period. The Funds’ equity allocation also benefited from maintaining overweights to the financials and information technology (“IT”) sectors in the U.S. as well as German equities.

•

With the exception of the Aggressive Growth Prepared Portfolio, which does not have a fixed income component, the Funds benefited from investments in BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit”), BlackRock Strategic Income Opportunities Fund (“Strategic Income Opportunities”) and Master Total Return Portfolio, each of which outperformed core fixed income markets during the period.

Describe recent portfolio activity.

•

During the six-month period, the Funds reduced exposure to equities given broader macro concerns in several emerging markets and softer-than-expected economic data in the U.S. Following the stock market correction earlier in 2014, U.S. and European equities rallied strongly in February, reaching all-time highs and prompting a decision to take profits and wait for more attractive re-entry points. Despite the general reduction in equity exposure, the Fund added an overweight position in U.S. health care stocks and increased existing overweights to Germany and Japan in February.

•

Given an unfavorable risk/reward scenario in most core fixed income sectors in the beginning of the period, the Funds that have a fixed income component initiated positions in Strategic Income Opportunities and Global Long/Short Credit as these flexible, alternative fixed income strategies can help mitigate the impact of rising interest rates. Additionally, as credit markets continued to outpace core fixed income sectors, the Funds decreased exposure to high yield in order to capture gains on the back of credit spread tightening in recent months and rotated the proceeds into cash. Finally, the Funds added an Australian 10-year bond position in late March, largely driven by attractive valuations relative to the U.S. and the likelihood of slower economic growth in the region resulting in declining yields.

Describe Funds positioning at period end.

•

At period end, the Funds that invest in both equity and fixed income held equity weightings in line with their respective reference benchmarks, an underweight in fixed income and a non-benchmark allocation to cash and cash equivalents. Each Fund’s equity allocation continued to hold overweight positions in Germany and Japan given recent improvement in Europe’s economic landscape and the likelihood that massive economic stimulus will continue to support risk assets in Japan. In the U.S., the Fund was overweight in financials, health care, IT and consumer discretionary stocks. Each Fund with a fixed income component remained underweight in core fixed income in the U.S. and held a long position in Australian bonds. The Funds’ fixed income allocation ended the period with a shorter duration relative to the fixed income portion of their reference benchmarks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]

This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.25%	9.99%	N/A	13.25%	N/A	6.12%	N/A
Investor A	6.10	9.57	3.82%	12.81	11.60%	5.71	4.93%
Investor C	5.63	8.73	7.73	11.98	11.98	4.94	4.94
Class R	5.95	9.34	N/A	12.55	N/A	5.46	N/A
Barclays U.S. Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	5.44	8.25	N/A	11.27	N/A	5.62	N/A
Barclays U.S. Aggregate Bond Index	1.70	(0.10)	N/A	4.80	N/A	4.91	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,062.50	$1.44	$1,000.00	$1,023.54	$1.41	0.28%
Investor A	$1,000.00	$1,061.00	$3.49	$1,000.00	$1,021.54	$3.43	0.68%
Investor C	$1,000.00	$1,056.30	$7.18	$1,000.00	$1,017.95	$7.04	1.40%
Class R	$1,000.00	$1,059.50	$4.57	$1,000.00	$1,020.49	$4.48	0.89%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	5

BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.76%	13.95%	N/A	15.33%	N/A	6.23%	N/A
Investor A	7.60	13.53	7.57%	14.90	13.67%	5.85	5.07%
Investor C	7.22	12.71	11.71	14.03	14.03	5.05	5.05
Class R	7.48	13.33	N/A	14.76	N/A	5.70	N/A
Barclays U.S. Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	7.32	12.60	N/A	14.48	N/A	5.77	N/A
S&P 500® Index	12.51	21.86	N/A	21.16	N/A	6.16	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,077.60	$1.24	$1,000.00	$1,023.73	$1.21	0.24%
Investor A	$1,000.00	$1,076.00	$3.05	$1,000.00	$1,021.99	$2.97	0.59%
Investor C	$1,000.00	$1,072.20	$7.18	$1,000.00	$1,018.00	$6.99	1.39%
Class R	$1,000.00	$1,074.80	$3.83	$1,000.00	$1,021.24	$3.73	0.74%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

6	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock Growth Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays U.S. Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	9.30%	18.01%	N/A	17.26%	N/A	6.29%	N/A
Investor A	9.13	17.62	11.45%	16.86	15.61%	5.91	5.12%
Investor C	8.79	16.79	15.79	16.01	16.01	5.15	5.15
Class R	9.00	17.33	N/A	16.66	N/A	5.71	N/A
Barclays U.S. Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	9.20	17.07	N/A	17.66	N/A	5.79	N/A
S&P 500® Index	12.51	21.86	N/A	21.16	N/A	6.16	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,093.00	$1.10	$1,000.00	$1,023.88	$1.06	0.21%
Investor A	$1,000.00	$1,091.30	$3.08	$1,000.00	$1,021.99	$2.97	0.59%
Investor C	$1,000.00	$1,087.90	$6.82	$1,000.00	$1,018.40	$6.59	1.31%
Class R	$1,000.00	$1,090.00	$3.96	$1,000.00	$1,021.14	$3.83	0.76%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2014	7

BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]   The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

[3]   The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	10.66%	21.48%	N/A	18.84%	N/A	6.02%	N/A
Investor A	10.47	21.09	14.73%	18.45	17.18%	5.67	4.89%
Investor C	10.05	20.14	19.14	17.55	17.55	4.88	4.88
Class R	10.32	20.89	N/A	18.25	N/A	5.48	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	11.09	21.65	N/A	20.80	N/A	5.67	N/A
S&P 500® Index	12.51	21.86	N/A	21.16	N/A	6.16	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,106.60	$1.37	$1,000.00	$1,023.64	$1.31	0.26%
Investor A	$1,000.00	$1,104.70	$3.15	$1,000.00	$1,021.94	$3.02	0.60%
Investor C	$1,000.00	$1,100.50	$7.07	$1,000.00	$1,018.20	$6.79	1.35%
Class R	$1,000.00	$1,103.20	$3.99	$1,000.00	$1,021.14	$3.83	0.76%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	MARCH 31, 2014

BlackRock Conservative Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	48%
Equity Funds	40
Short-Term Securities	12

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	35%
BlackRock Liquidity Funds, TempFund, Institutional Class	12
Master Basic Value LLC	6
Master Large Cap Growth Portfolio	5
iShares U.S. Financials ETF	5
BlackRock Low Duration Bond Portfolio, BlackRock Class	5
BlackRock Long-Horizon Equity Fund, Institutional Class	4
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	4
BlackRock Global Long/Short Credit Fund, Institutional Class	4
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	4

BlackRock Moderate Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	58%
Fixed Income Funds	32
Short-Term Securities	10

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Total Return Portfolio	21%
Master Basic Value LLC	9
Master Large Cap Growth Portfolio	8
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	8
BlackRock Liquidity Funds, TempFund, Institutional Class	7
BlackRock Long-Horizon Equity Fund, Institutional Class	6
iShares U.S. Financials ETF	5
BlackRock Global Long/Short Credit Fund, Institutional Class	5
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	5
iShares U.S. Technology ETF	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	MARCH 31, 2014	9

BlackRock Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	77%
Fixed Income Funds	13
Short-Term Securities	10

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Basic Value LLC	14%
Master Large Cap Growth Portfolio	11
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	10
BlackRock Long-Horizon Equity Fund, Institutional Class	7
iShares U.S. Financials ETF	6
BlackRock Equity Dividend Fund, Institutional Class	6
BlackRock Liquidity Funds, TempFund, Institutional Class	5
BlackRock Liquidity Series, LLC, Money Market Series	5
BlackRock Global Long/Short Credit Fund, Institutional Class	4
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	3

BlackRock Aggressive Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	99%
Short-Term Securities	1

Ten Largest Holdings	Percent of Affiliated Investment Companies

Master Basic Value LLC	17%
Master Large Cap Growth Portfolio	16
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	12
BlackRock Long-Horizon Equity Fund, Institutional Class	10
BlackRock Equity Dividend Fund, Institutional Class	7
iShares U.S. Financials ETF	6
BlackRock International Opportunities Portfolio, Institutional Class	5
BlackRock International Fund, Institutional Class	5
iShares MSCI Japan ETF	3
iShares U.S. Technology ETF	3

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	MARCH 31, 2014

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS II	MARCH 31, 2014	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 39.9%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	122,651	$3,420,750
BlackRock Equity Dividend Fund, Institutional Class	72,663	1,789,695
BlackRock EuroFund, Institutional Class	61,082	1,028,614
BlackRock International Fund, Institutional Class	21,462	324,935
BlackRock International Opportunities Portfolio, Institutional Class	11,164	460,949
BlackRock Long-Horizon Equity Fund, Institutional Class	237,024	3,522,176
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	38,795	894,990
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	12,846	534,918
iShares MSCI Germany ETF	60,470	1,895,735
iShares MSCI Japan ETF	174,261	1,974,377
iShares U.S. Financials ETF	53,328	4,360,097
iShares U.S. Healthcare ETF	22,007	2,707,521
iShares U.S. Technology ETF	35,252	3,210,047
Master Basic Value LLC	$5,703,029	5,703,029
Master Large Cap Growth Portfolio	$4,863,679	4,863,679
Master Value Opportunities LLC	$1,162,408	1,162,408

		37,853,920

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 48.1%
BlackRock Global Long/Short Credit Fund, Institutional Class	384,245	$4,184,426
BlackRock Low Duration Bond Portfolio, BlackRock Class	437,712	4,272,069
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	407,768	4,187,779
Master Total Return Portfolio	$32,966,127	32,966,127

		45,610,401

Short-Term Securities — 11.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)	11,242,936	11,242,936
Total Affiliated Investment Companies (Cost — $88,097,552) — 99.9%		94,707,257
Other Assets Less Liabilities — 0.1%		124,042

Net Assets — 100.0%		$94,831,299

Portfolio Abbreviation

ETF	Exchange Traded Fund

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	13

Schedule of Investments (continued)	BlackRock Conservative Prepared Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2014	Value at March 31, 2014	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	127,409	44,909		49,667		122,651	$3,420,750	—	$634,510
BlackRock Equity Dividend Fund, Institutional Class	80,400	10,519		18,256		72,663	$1,789,695	$18,503	$128,839
BlackRock EuroFund, Institutional Class	73,837	962		13,717		61,082	$1,028,614	$15,071	$22,749
BlackRock Global Long/Short Credit Fund, Institutional Class	—	384,245		—		384,245	$4,184,426	$28,265	—
BlackRock High Yield Bond Portfolio, BlackRock Class	274,904	—		274,904		—	—	$10,760	$63,887
BlackRock International Fund, Institutional Class	62,804	681		42,023		21,462	$324,935	$10,084	$142,917
BlackRock International Opportunities Portfolio, Institutional Class	21,476	48		10,360		11,164	$460,949	$821	$208,956
BlackRock Liquidity Funds, TempFund, Institutional Class	1,768,015	9,474,921	[1]	—		11,242,936	$11,242,936	$1,194	—
BlackRock Liquidity Series, LLC, Money Market Series	$1,438,400	—		$1,438,400	[2]	—	—	$2,754	—
BlackRock Long-Horizon Equity Fund, Institutional Class	233,726	8,468		5,170		237,024	$3,522,176	$42,056	$77,435
BlackRock Low Duration Bond Portfolio, BlackRock Class	432,813	4,899		—		437,712	$4,272,069	$47,836	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	46,142	21,199		28,546		38,795	$894,990	—	$508,804
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	—	407,768		—		407,768	$4,187,779	$41,740	—
BlackRock U.S. Opportunities Portfolio, Institutional Class	14,700	3,552		5,406		12,846	$534,918	—	$163,349
iShares MSCI Germany ETF	60,470	—		—		60,470	$1,895,735	—	—
iShares MSCI Japan ETF	293,472	73,105		192,316		174,261	$1,974,377	$8,874	$(47,742)
iShares U.S. Financials ETF	53,328	—		—		53,328	$4,360,097	$35,656	—
iShares U.S. Healthcare ETF	—	22,007		—		22,007	$2,707,521	$6,431	—
iShares U.S. Technology ETF	35,252	—		—		35,252	$3,210,047	$18,147	—
Master Basic Value LLC	$5,879,306	—		$176,277	[2]	$5,703,029	$5,703,029	$57,328	$606,499
Master Large Cap Growth Portfolio	$3,846,905	$1,016,774	[1]	—		$4,863,679	$4,863,679	$30,328	$178,039
Master Total Return Portfolio	$36,679,422	—		$3,713,295	[2]	$32,966,127	$32,966,127	$684,504	$434,128
Master Value Opportunities LLC	$1,016,706	$145,702	[1]	—		$1,162,408	$1,162,408	$6,484	$106,208

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
47	Australian Government Bonds (10 Year)	Sydney	June 2014	$	5,036,500	$3,918
(1)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	$	123,500	(46)
Total						$3,872

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$50,012,014	$44,695,243	—	$94,707,257

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$3,918	—	—	$3,918
Liabilities:
Interest rate contracts	(46)	—	—	(46)
Total	$3,872	—	—	$3,872

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of March 31, 2014, cash pledged for financial futures contracts of $111,960 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	15

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 60.7%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	389,987	$10,876,743
BlackRock Equity Dividend Fund, Institutional Class	169,052	4,163,745
BlackRock EuroFund, Institutional Class	94,104	1,584,707
BlackRock International Fund, Institutional Class	89,012	1,347,634
BlackRock International Opportunities Portfolio, Institutional Class	40,696	1,680,350
BlackRock Long-Horizon Equity Fund, Institutional Class	546,914	8,127,141
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	140,921	3,251,046
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	38,480	1,602,313
iShares MSCI Germany ETF	104,539	3,277,298
iShares MSCI Japan ETF	305,498	3,461,292
iShares U.S. Financials ETF (c)	94,305	7,710,377
iShares U.S. Healthcare ETF	31,811	3,913,707
iShares U.S. Technology ETF	57,583	5,243,508
Master Basic Value LLC	$12,910,040	12,910,040
Master Large Cap Growth Portfolio	$11,664,142	11,664,142
Master Value Opportunities LLC	$2,052,817	2,052,817

		82,866,860

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 33.1%
BlackRock Global Long/Short Credit Fund, Institutional Class	590,296	$6,428,326
BlackRock Low Duration Bond Portfolio, BlackRock Class	308,410	3,010,080
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	624,950	6,418,234
Master Total Return Portfolio	$29,224,596	29,224,596

		45,081,236

Short-Term Securities — 10.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)	9,528,118	9,528,118
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (d)(e)	$4,413,750	4,413,750

		13,941,868
Total Affiliated Investment Companies (Cost — $128,322,481) — 104.0%		141,889,964
Liabilities in Excess of Other Assets — (4.0)%		(5,442,829)

Net Assets — 100.0%		$136,447,135

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Moderate Prepared Portfolio

Notes to Schedule of Investments
(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2014	Value at March 31, 2014	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	270,208	190,372		70,593		389,987	$10,876,743	—	$1,257,583
BlackRock Equity Dividend Fund, Institutional Class	180,910	68,526		80,384		169,052	$4,163,745	$41,468	$318,858
BlackRock EuroFund, Institutional Class	101,332	12,734		19,962		94,104	$1,584,707	$20,684	$24,011
BlackRock Global Long/Short Credit Fund, Institutional Class	—	590,296		—		590,296	$6,428,326	$40,590	—
BlackRock High Yield Bond Portfolio, BlackRock Class	263,263	—		263,263		—	—	$10,305	$78,405
BlackRock International Fund, Institutional Class	135,242	13,025		59,255		89,012	$1,347,634	$27,488	$163,266
BlackRock International Opportunities Portfolio, Institutional Class	57,842	4,238		21,384		40,696	$1,680,350	$2,691	$433,678
BlackRock Liquidity Funds, TempFund, Institutional Class	3,148,296	6,379,822	[1]	—		9,528,118	$9,528,118	$1,023	—
BlackRock Liquidity Series, LLC, Money Market Series	$4,046,800	$366,950	[1]	—		$4,413,750	$4,413,750	$15,325	—
BlackRock Long-Horizon Equity Fund, Institutional Class	480,803	72,312		6,201		546,914	$8,127,141	$87,330	$159,298
BlackRock Low Duration Bond Portfolio, BlackRock Class	273,865	34,545		—		308,410	$3,010,080	$31,342	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	110,522	68,961		38,562		140,921	$3,251,046	—	$1,174,856
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	—	624,950		—		624,950	$6,418,234	$59,934	—
BlackRock U.S. Opportunities Portfolio, Institutional Class	33,568	12,778		7,866		38,480	$1,602,313	—	$342,092
iShares MSCI Germany ETF	93,886	10,653		—		104,539	$3,277,298	—	—
iShares MSCI Japan ETF	568,620	126,478		389,600		305,498	$3,461,292	$15,705	$(110,517)
iShares U.S. Financials ETF	114,651	9,610		29,956		94,305	$7,710,377	$59,235	$460,192
iShares U.S. Healthcare ETF	—	31,811		—		31,811	$3,913,707	$9,295	—
iShares U.S. Technology ETF	48,859	8,724		—		57,583	$5,243,508	$28,051	—
Master Basic Value LLC	$11,796,557	$1,113,483	[1]	—		$12,910,040	$12,910,040	$112,536	$1,187,540
Master Large Cap Growth Portfolio	$7,941,538	$3,722,604	[1]	—		$11,664,142	$11,664,142	$65,462	$393,935
Master Total Return Portfolio	$32,017,454	—		$2,792,858	[2]	$29,224,596	$29,224,596	$569,310	$369,341
Master Value Opportunities LLC	$1,614,554	$438,263	[1]	—		$2,052,817	$2,052,817	$10,512	$174,904

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	17

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
67	Australian Government Bonds (10 Year)	Sydney	June 2014	$7,179,692	$5,585
(38)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	$4,693,000	(1,736)
Total					$3,849

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$81,624,619	$60,265,345	—	$141,889,964

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$5,585	—	—	$5,585
Liabilities:
Interest rate contracts	(1,736)	—	—	(1,736)
Total	$3,849	—	—	$3,849

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$212,410	—	—	$212,410
Liabilities:
Collateral on securities loaned at value	—	$(4,413,750)	—	(4,413,750)
Total	$212,410	$(4,413,750)	—	$(4,201,340)

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 80.9%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	353,369	$9,855,468
BlackRock Equity Dividend Fund, Institutional Class	240,965	5,934,973
BlackRock EuroFund, Institutional Class	68,359	1,151,168
BlackRock International Fund, Institutional Class	74,141	1,122,493
BlackRock International Opportunities Portfolio, Institutional Class	74,569	3,078,966
BlackRock Long-Horizon Equity Fund, Institutional Class	487,091	7,238,169
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	109,725	2,531,364
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	39,655	1,651,233
iShares MSCI Germany ETF	61,466	1,926,959
iShares MSCI Japan ETF	250,297	2,835,865
iShares U.S. Financials ETF (c)	76,177	6,228,232
iShares U.S. Healthcare ETF	22,105	2,719,578
iShares U.S. Technology ETF	37,114	3,379,601
Master Basic Value LLC	$13,568,240	13,568,240
Master Large Cap Growth Portfolio	$11,337,823	11,337,823
Master Value Opportunities LLC	$1,874,721	1,874,721

		76,434,853

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 13.9%
BlackRock Global Long/Short Credit Fund, Institutional Class	395,869	$4,311,012
BlackRock Low Duration Bond Portfolio, BlackRock Class	346,117	3,378,102
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	334,940	3,439,834
Master Total Return Portfolio	$2,028,978	2,028,978

		13,157,926

Short-Term Securities — 10.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)	5,628,655	5,628,655
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (d)(e)	$4,537,500	4,537,500

		10,166,155
Total Affiliated Investment Companies (Cost — $87,374,952) — 105.6%		99,758,934
Liabilities in Excess of Other Assets — (5.6)%		(5,297,679)

Net Assets — 100.0%		$94,461,255

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	19

Schedule of Investments (continued)	BlackRock Growth Prepared Portfolio

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2014	Value at March 31, 2014	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	253,413	125,471		25,515		353,369	$9,855,468	—	$1,103,547
BlackRock Equity Dividend Fund, Institutional Class	226,571	58,405		44,011		240,965	$5,934,973	$56,482	$172,232
BlackRock EuroFund, Institutional Class	81,286	1,058		13,985		68,359	$1,151,168	$16,592	$23,158
BlackRock Global Long/Short Credit Fund, Institutional Class	—	395,869		—		395,869	$4,311,012	$29,119	—
BlackRock High Yield Bond Portfolio, BlackRock Class	198,735	—		198,735		—	—	$7,779	$59,187
BlackRock International Fund, Institutional Class	129,387	1,665		56,911		74,141	$1,122,493	$24,647	$142,046
BlackRock International Opportunities Portfolio, Institutional Class	90,244	318		15,993		74,569	$3,078,966	$5,481	$85,322
BlackRock Liquidity Funds, TempFund, Institutional Class	1,320,603	4,308,052	[1]	—		5,628,655	$5,628,655	$816	—
BlackRock Liquidity Series, LLC, Money Market Series	—	$4,537,500	[1]	—		4,537,500	$4,537,500	$10,426	—
BlackRock Long-Horizon Equity Fund, Institutional Class	481,633	17,401		11,943		487,091	$7,238,169	$86,427	$159,566
BlackRock Low Duration Bond Portfolio, BlackRock Class	342,243	3,874		—		346,117	$3,378,102	$37,827	—
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	112,253	37,637		40,165		109,725	$2,531,364	—	$1,102,172
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	—	334,940		—		334,940	$3,439,834	$34,286	—
BlackRock U.S. Opportunities Portfolio, Institutional Class	36,376	8,789		5,510		39,655	$1,651,233	—	$363,245
iShares MSCI Germany ETF	61,466	—		—		61,466	$1,926,959	—	—
iShares MSCI Japan ETF	480,832	75,075		305,610		250,297	$2,835,865	$15,372	$(91,696)
iShares U.S. Financials ETF	76,177	—		—		76,177	$6,228,232	$50,934	—
iShares U.S. Healthcare ETF	—	22,105		—		22,105	$2,719,578	$6,459	—
iShares U.S. Technology ETF	37,114	—		—		37,114	$3,379,601	$19,105	—
Master Basic Value LLC	$12,409,870	$1,158,370	[1]	—		$13,568,240	$13,568,240	$129,014	$1,371,781
Master Large Cap Growth Portfolio	$9,560,754	$1,777,069	[1]	—		$11,337,823	$11,337,823	$76,804	$432,461
Master Total Return Portfolio	$6,533,722	—		$4,504,744	[2]	$2,028,978	$2,028,978	$51,100	$32,090
Master Value Opportunities LLC	$1,639,737	$234,984	[1]	—		$1,874,721	$1,874,721	$10,458	$171,292

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
47	Australian Government Bonds (10 Year)	Sydney	June 2014	$5,036,500	$3,918
(20)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	$2,470,000	(914)
Total					$3,004

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$66,411,672	$33,347,262	—	$99,758,934

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$3,918	—	—	$3,918
Liabilities:
Interest rate contracts	(914)	—	—	(914)
Total	$3,004	—	—	$3,004

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$138,330	—	—	$138,330
Liabilities:
Collateral on securities loaned at value	—	$(4,537,500)	—	(4,537,500)
Total	$138,330	$(4,537,500)	—	$(4,399,170)

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	21

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 98.9%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	183,121	$5,107,253
BlackRock Equity Dividend Fund, Institutional Class	125,469	3,090,293
BlackRock EuroFund, Institutional Class	27,045	455,430
BlackRock International Fund, Institutional Class	141,441	2,141,424
BlackRock International Opportunities Portfolio, Institutional Class	55,393	2,287,159
BlackRock Long-Horizon Equity Fund, Institutional Class	293,413	4,360,121
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	54,053	1,247,005
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	30,971	1,289,615
iShares MSCI Germany ETF	38,119	1,195,030
iShares MSCI Japan ETF	118,963	1,347,851
iShares U.S. Financials ETF	31,593	2,583,044
iShares U.S. Healthcare ETF	10,273	1,263,887
iShares U.S. Technology ETF	14,468	1,317,456
Master Basic Value LLC	$7,391,919	7,391,919

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds (concluded)
Master Large Cap Growth Portfolio	$6,833,022	$6,833,022
Master Value Opportunities LLC	$1,286,372	1,286,372

		43,196,881

Short-Term Securities — 0.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)	318,982	318,982
Total Affiliated Investment Companies (Cost — $35,519,362) — 99.6%		43,515,863
Other Assets Less Liabilities — 0.4%		173,407

Net Assets — 100.0%		$43,689,270

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares Sold		Shares/ Beneficial Interest Held at March 31, 2014	Value at March 31, 2014	Income	Realized Gain (Loss)
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	197,322	70,873		85,074		183,121	$5,107,253	—	$1,358,101
BlackRock Equity Dividend Fund, Institutional Class	139,376	40,588		54,495		125,469	$3,090,293	$31,541	$375,411
BlackRock EuroFund, Institutional Class	26,697	348		—		27,045	$455,430	$5,449	—
BlackRock International Fund, Institutional Class	138,814	2,627		—		141,441	$2,141,424	$38,882	—
BlackRock International Opportunities Portfolio, Institutional Class	55,156	237		—		55,393	$2,287,159	$4,072	$5,328
BlackRock Liquidity Funds, TempFund, Institutional Class	394,732	—		75,750	[2]	318,982	$318,982	$127	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—	[1]	—		—	—	$4,831	—
BlackRock Long-Horizon Equity Fund, Institutional Class	324,940	11,781		43,308		293,413	$4,360,121	$58,511	$151,204
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	63,876	29,347		39,170		54,053	$1,247,005	—	$682,819
BlackRock U.S. Opportunities Portfolio, Institutional Class	27,021	6,530		2,580		30,971	$1,289,615	—	$256,611
iShares MSCI Germany ETF	38,119	—		—		38,119	$1,195,030	—	—
iShares MSCI Japan ETF	272,868	35,512		189,417		118,963	$1,347,851	$7,321	$(55,072)
iShares U.S. Financials ETF	41,681	—		10,088		31,593	$2,583,044	$21,124	$154,975
iShares U.S. Healthcare ETF	—	10,273		—		10,273	$1,263,887	$3,002	—
iShares U.S. Technology ETF	20,051	—		5,583		14,468	$1,317,456	$7,448	$33,218
Master Basic Value LLC	$7,593,424	—		$201,505	[2]	$7,391,919	$7,391,919	$73,357	$776,517
Master Large Cap Growth Portfolio	$5,835,083	$997,939	[1]	—		$6,833,022	$6,833,022	$44,950	$251,702
Master Value Opportunities LLC	$1,165,860	$120,512	[1]	—		$1,286,372	$1,286,372	$7,350	$119,694

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares/beneficial interest sold.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$28,004,550	$15,511,313	—	$43,515,863

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	23

Statements of Assets and Liabilities

March 31, 2014 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Assets
Investments at value — affiliated[1,2]	$94,707,257	$141,889,964	$99,758,934	$43,515,863
Cash pledged for financial futures contracts	111,960	212,410	138,330	—
Investments sold receivable — affiliated	—	—	—	540,178
Variation margin receivable on financial futures contracts	207	2,668	1,440	—
Capital shares sold receivable	203,545	569,687	230,611	130,387
Receivable from Manager	4,166	6,269	10,979	13,761
Securities lending income receivable — affiliated	—	2,260	2,323	40
Dividends receivable — affiliated	263	225	131	11
Prepaid expenses	35,207	38,171	39,357	30,442

Total assets	95,062,605	142,721,654	100,182,105	44,230,682

Liabilities
Variation margin payable on financial futures contracts	5,770	8,225	5,770	—
Collateral on securities loaned at value	—	4,413,750	4,537,500	—
Investments purchased payable — affiliated	—	1,355,445	937,246	431,851
Capital shares redeemed payable	105,434	356,041	124,797	19,162
Service and distribution fees payable	42,925	56,371	41,728	20,281
Professional fees payable	33,845	37,867	32,962	33,883
Transfer agent fees payable	19,955	19,111	17,659	17,904
Officer’s and Trustees’ fees payable	5,500	5,616	5,493	5,445
Other affiliates payable	1,297	3,061	1,524	—
Payable to Manager	394	516	2,256	—
Other accrued expenses payable	16,186	18,516	13,915	12,886

Total liabilities	231,306	6,274,519	5,720,850	541,412

Net Assets	$94,831,299	$136,447,135	$94,461,255	$43,689,270

Net Assets Consist of
Paid-in capital	$84,590,553	$116,150,242	$80,231,343	$33,184,967
Undistributed (distributions in excess of) net investment income	185,519	(225,082)	443,641	157,937
Accumulated net realized gain	3,441,650	6,950,643	1,399,285	2,349,865
Net unrealized appreciation/depreciation	6,613,577	13,571,332	12,386,986	7,996,501

Net Assets	$94,831,299	$136,447,135	$94,461,255	$43,689,270

[1] Investments at cost — affiliated	$88,097,552	$128,322,481	$87,374,952	$35,519,362
[2] Securities loaned at value	—	$4,374,160	$4,496,800	—

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2014

Statements of Assets and Liabilities (concluded)

March 31, 2014 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Net Asset Value
Institutional
Net assets	$8,310,759	$21,227,233	$3,818,163	$1,922,932

Shares outstanding[1]	701,668	1,725,755	287,854	142,862

Net asset value	$11.84	$12.30	$13.26	$13.46

Investor A
Net assets	$40,303,831	$51,952,691	$49,299,517	$18,865,789

Shares outstanding[1]	3,431,268	4,243,840	3,758,076	1,417,310

Net asset value	$11.75	$12.24	$13.12	$13.31

Investor C
Net assets	$36,972,737	$44,924,109	$33,940,468	$15,840,910

Shares outstanding[1]	3,167,033	3,698,886	2,625,807	1,217,639

Net asset value	$11.67	$12.15	$12.93	$13.01

Class R
Net assets	$9,243,972	$18,343,102	$7,403,107	$7,059,639

Shares outstanding[1]	790,504	1,505,907	566,376	534,360

Net asset value	$11.69	$12.18	$13.07	$13.21

[1]	Unlimited shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	25

Statements of Operations

Six Months Ended March 31, 2014 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio

Investment Income
Dividends — affiliated	$285,438	$435,142	$391,326	$177,477
Other income — affiliated	831	1,908	1,269	761
Securities lending income — affiliated — net	1,923	13,417	9,157	4,070
Net investment income allocated from affiliated Master Portfolios:
Income	778,644	757,820	267,376	125,657
Expenses	(66,181)	(85,893)	(63,249)	(35,401)

Total income	1,000,655	1,122,394	605,879	272,564

Fund Expenses
Service and distribution — class specific	240,497	318,032	235,040	117,355
Transfer agent — class specific	55,245	59,753	48,311	43,941
Administration	32,511	44,373	33,206	15,992
Registration	24,526	24,803	33,072	22,899
Professional	23,972	26,408	23,567	22,406
Administration — class specific	10,817	14,767	11,067	5,328
Officer and Trustees	8,982	9,179	8,991	8,734
Accounting	7,432	7,435	7,432	5,587
Custodian	6,491	6,494	6,501	6,400
Printing	6,171	8,000	4,862	3,527
Miscellaneous	6,430	6,624	6,529	6,233
Recoupment of past waived fees — class specific	848	516	4,958	—

Total expenses	423,922	526,384	423,536	258,402
Less administration fees waived	(32,511)	(44,373)	(33,206)	(15,992)
Less administration fees waived — class specific	(6,186)	(3,884)	(5,304)	(5,328)
Less transfer agent fees waived — class specific	(383)	(64)	(315)	(855)
Less transfer agent fees reimbursed — class specific	(6,679)	(12,371)	(10,906)	(27,595)
Less expenses reimbursed by Manager	(27,310)	(35,393)	(59,604)	(56,262)

Total expenses after fees waived and/or reimbursed	350,853	430,299	314,201	152,370

Net investment income	649,802	692,095	291,678	120,194

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — affiliated	864,327	1,631,767	698,902	1,431,285
Financial futures contracts	120,702	181,824	137,553	73,694
Capital gain distributions received from affiliated investment companies	1,039,377	2,669,955	2,419,877	1,531,310
Allocation from affiliated Master Portfolios	1,324,874	2,125,720	2,007,624	1,147,913

	3,349,280	6,609,266	5,263,956	4,184,202

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	339,459	192,605	848,358	(776,031)
Allocation from affiliated Master Portfolios	588,204	1,213,988	1,167,771	713,903
Financial futures contracts	3,872	3,849	3,004	—

	931,535	1,410,442	2,019,133	(62,128)

Total realized and unrealized gain	4,280,815	8,019,708	7,283,089	4,122,074

Net Increase in Net Assets Resulting from Operations	$4,930,617	$8,711,803	$7,574,767	$4,242,268

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2014

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$649,802	$1,350,746	$692,095	$1,602,296
Net realized gain	3,349,280	2,591,678	6,609,266	5,500,421
Net change in unrealized appreciation/depreciation	931,535	1,783,481	1,410,442	4,375,570

Net increase in net assets resulting from operations	4,930,617	5,725,905	8,711,803	11,478,287

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(157,238)	(43,170)[1]	(201,907)	(41,026)[1]
Investor A	(791,678)	(637,546)[1]	(1,376,923)	(569,176)[1]
Investor C	(535,809)	(456,631)[1]	(931,454)	(318,258)[1]
Class R	(165,277)	(162,653)[1]	(489,718)	(199,833)[1]
Net realized gain:
Institutional	(183,312)	(30,932)[1]	(160,297)	—
Investor A	(1,079,203)	(521,537)[1]	(1,250,159)	—
Investor C	(1,034,459)	(544,466)[1]	(1,204,025)	—
Class R	(254,055)	(150,363)[1]	(466,844)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(4,201,031)	(2,547,298)	(6,081,327)	(1,128,293)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	13,307,439	13,785,652	21,940,438	5,289,192

Net Assets
Total increase in net assets	14,037,025	16,964,259	24,570,914	15,639,186
Beginning of period	80,794,274	63,830,015	111,876,221	96,237,035

End of period	$94,831,299	$80,794,274	$136,447,135	$111,876,221

Undistributed (distributions in excess of) net investment income, end of period	$185,519	$1,185,719	$(225,082)	$2,082,825

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	27

Statements of Changes in Net Assets (concluded)

	BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$291,678	$809,659	$120,194	$344,213
Net realized gain	5,263,956	5,073,570	4,184,202	3,822,745
Net change in unrealized appreciation/depreciation	2,019,133	4,441,391	(62,128)	3,061,235

Net increase in net assets resulting from operations	7,574,767	10,324,620	4,242,268	7,228,193

Dividends to Shareholders From
Net investment income:
Institutional	(55,355)	(47,248)[1]	(27,815)	(18,212)[1]
Investor A	(598,214)	(395,648)[1]	(217,014)	(164,705)[1]
Investor C	(201,512)	(221,638)[1]	(102,904)	(15,364)[1]
Class R	(72,928)	(101,698)[1]	(79,570)	(43,526)[1]

Decrease in net assets resulting from dividends to shareholders	(928,009)	(766,232)	(427,303)	(241,807)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	4,789,045	10,920,403	(5,089,416)	(1,281,193)

Net Assets
Total increase (decrease) in net assets	11,435,803	20,478,791	(1,274,451)	5,705,193
Beginning of period	83,025,452	62,546,661	44,963,721	39,258,528

End of period	$94,461,255	$83,025,452	$43,689,270	$44,963,721

Undistributed net investment income, end of period	$443,641	$1,079,972	$157,937	$465,046

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional						Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.78	$11.31	$10.14	$10.19	$9.50	$9.24	$11.67	$11.21	$10.06	$10.12	$9.45	$9.20

Net investment income[1]	0.13	0.29	0.32	0.33	0.31	0.33	0.10	0.25	0.27	0.28	0.25	0.29
Net realized and unrealized gain (loss)	0.60	0.68	1.23	(0.10)	0.70	0.24	0.60	0.68	1.22	(0.10)	0.71	0.24

Net increase from investment operations	0.73	0.97	1.55	0.23	1.01	0.57	0.70	0.93	1.49	0.18	0.96	0.53

Dividends and distributions from:
Net investment income	(0.31)	(0.29)[2]	(0.31)[2]	(0.28)[2]	(0.32)[2]	(0.21)[2]	(0.26)	(0.26)[2]	(0.27)[2]	(0.24)[2]	(0.29)[2]	(0.18)[2]
Net realized gain	(0.36)	(0.21)[2]	(0.07)[2]	—	—	(0.10)[2]	(0.36)	(0.21)[2]	(0.07)[2]	—	—	(0.10)[2]

Total dividends and distributions	(0.67)	(0.50)	(0.38)	(0.28)	(0.32)	(0.31)	(0.62)	(0.47)	(0.34)	(0.24)	(0.29)	(0.28)

Net asset value, end of period	$11.84	$11.78	$11.31	$10.14	$10.19	$9.50	$11.75	$11.67	$11.21	$10.06	$10.12	$9.45

Total Investment Return[3]
Based on net asset value	6.25%[4]	8.92%	15.66%	2.15%[5]	10.85%	6.85%	6.10%[4]	8.55%	15.19%	1.71%[5]	10.31%	6.41%

Ratios to Average Net Assets
Total expenses	0.48%[6,7]	0.63%[8]	0.84%[9]	0.77%[10]	0.53%[11]	0.64%[12]	0.82%[6,7]	0.97%[8]	1.15%[9]	1.10%[10]	0.91%[11]	1.01%[12]

Total expenses excluding recoupment of past waived fees	0.48%[6,7]	0.63%[8]	0.84%[9]	0.77%[10]	0.53%[11]	0.64%[12]	0.82%[6,7]	0.97%[8]	1.15%[9]	1.10%[10]	0.91%[11]	1.01%[12]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.28%[6,7]	0.35%[8]	0.47%[9]	0.40%[10]	0.13%[11]	0.13%[12]	0.68%[6,7]	0.75%[8]	0.87%[9]	0.78%[10]	0.53%[11]	0.52%[12]

Net investment income	2.20%[6,7]	2.55%[8]	3.00%[9]	3.11%[10]	3.14%[11]	3.94%[12]	1.80%[6,7]	2.17%[8]	2.56%[9]	2.67%[10]	2.62%[11]	3.45%[12]

Supplemental Data
Net assets, end of period (000)	$8,311	$5,252	$1,692	$1,399	$1,423	$1,352	$40,304	$34,939	$26,058	$14,922	$12,279	$9,657

Portfolio turnover	22%	45%	48%	144%	49%	80%	22%	45%	48%	144%	49%	80%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.24%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%.

[12]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	29

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.57	$11.12	$9.97	$10.03	$9.37	$9.11	$11.60	$11.15	$10.00	$10.05	$9.40	$9.16

Net investment income[1]	0.06	0.16	0.20	0.21	0.19	0.22	0.09	0.22	0.25	0.26	0.23	0.27
Net realized and unrealized gain (loss)	0.59	0.68	1.21	(0.10)	0.70	0.25	0.59	0.67	1.21	(0.09)	0.69	0.24

Net increase from investment operations	0.65	0.84	1.41	0.11	0.89	0.47	0.68	0.89	1.46	0.17	0.92	0.51

Dividends and distributions from:
Net investment income	(0.19)	(0.18)[2]	(0.19)[2]	(0.17)[2]	(0.23)[2]	(0.11)[2]	(0.23)	(0.23)[2]	(0.24)[2]	(0.22)[2]	(0.27)[2]	(0.17)[2]
Net realized gain	(0.36)	(0.21)[2]	(0.07)[2]	—	—	(0.10)[2]	(0.36)	(0.21)[2]	(0.07)[2]	—	—	(0.10)[2]

Total dividends and distributions	(0.55)	(0.39)	(0.26)	(0.17)	(0.23)	(0.21)	(0.59)	(0.44)	(0.31)	(0.22)	(0.27)	(0.27)

Net asset value, end of period	$11.67	$11.57	$11.12	$9.97	$10.03	$9.37	$11.69	$11.60	$11.15	$10.00	$10.05	$9.40

Total Investment Return[3]
Based on net asset value	5.63%[4]	7.74%	14.40%	0.99%[5]	9.61%	5.64%	5.95%[4]	8.22%	14.94%	1.62%[5]	10.02%	6.17%

Ratios to Average Net Assets
Total expenses	1.57%[6,7]	1.73%[8]	1.95%[9]	1.90%[10]	1.69%[11]	1.80%[12]	1.17%[6,7]	1.30%[8]	1.56%[9]	1.51%[10]	1.33%[11]	1.50%[12]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.40%[6,7]	1.47%[8]	1.59%[9]	1.52%[10]	1.25%[11]	1.25%[12]	0.89%[6,7]	0.96%[8]	1.08%[9]	1.01%[10]	0.74%[11]	0.74%[12]

Net investment income	1.08%[6,7]	1.46%[8]	1.89%[9]	1.97%[10]	1.93%[11]	2.69%[12]	1.58%[6,7]	1.96%[8]	2.40%[9]	2.47%[10]	2.36%[11]	3.30%[12]

Supplemental Data
Net assets, end of period (000)	$36,973	$32,357	$28,169	$22,824	$23,786	$20,403	$9,244	$8,247	$7,911	$6,796	$6,751	$4,432

Portfolio turnover	22%	45%	48%	144%	49%	80%	22%	45%	48%	144%	49%	80%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59% and 1.21% for the Investor C and Class R Shares, respectively.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.24%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.26%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%.

[12]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional						Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.15	$10.96	$9.48	$9.62	$8.94	$9.00	$12.06	$10.90	$9.43	$9.56	$8.90	$8.96

Net investment income[1]	0.11	0.26	0.26	0.24	0.18	0.22	0.09	0.21	0.22	0.20	0.18	0.18
Net realized and unrealized gain (loss)	0.81	1.11	1.50	(0.14)	0.71	0.06	0.81	1.11	1.49	(0.13)	0.65	0.08

Net increase from investment operations	0.92	1.37	1.76	0.10	0.89	0.28	0.90	1.32	1.71	0.07	0.83	0.26

Dividends and distributions from:
Net investment income	(0.43)	(0.18)[2]	(0.28)[2]	(0.24)[2]	(0.21)[2]	(0.15)[2]	(0.38)	(0.16)[2]	(0.24)[2]	(0.20)[2]	(0.17)[2]	(0.13)[2]
Net realized gain	(0.34)	—	—	—	—	(0.19)[2]	(0.34)	—	—	—	—	(0.19)[2]

Total dividends and distributions	(0.77)	(0.18)	(0.28)	(0.24)	(0.21)	(0.34)	(0.72)	(0.16)	(0.24)	(0.20)	(0.17)	(0.32)

Net asset value, end of period	$12.30	$12.15	$10.96	$9.48	$9.62	$8.94	$12.24	$12.06	$10.90	$9.43	$9.56	$8.90

Total Investment Return[3]
Based on net asset value	7.76%[4]	12.72%	18.90%	0.85%[5]	10.02%	4.04%	7.60%[4]	12.25%	18.45%	0.59%[5]	9.47%	3.71%

Ratios to Average Net Assets
Total expenses	0.41%[6,7]	0.54%[8]	0.70%[9]	0.64%[10]	0.47%[11]	0.49%[12]	0.73%[6,7]	0.81%[8]	0.96%[9]	0.89%[10]	0.68%[11]	0.76%[12]

Total expenses excluding recoupment of past waived fees	0.41%[6,7]	0.54%[8]	0.70%[9]	0.64%[10]	0.47%[11]	0.49%[12]	0.73%[6,7]	0.81%[8]	0.96%[9]	0.89%[10]	0.68%[11]	0.75%[12]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.24%[6,7]	0.27%[8]	0.37%[9]	0.31%[10]	0.09%[11]	0.09%[12]	0.59%[6,7]	0.62%[8]	0.74%[9]	0.69%[10]	0.48%[11]	0.48%[12]

Net investment income	1.73%[6,7]	2.22%[8]	2.49%[9]	2.34%[10]	1.92%[11]	2.85%[12]	1.46%[6,7]	1.88%[8]	2.12%[9]	1.95%[10]	1.91%[11]	2.36%[12]

Supplemental Data
Net assets, end of period (000)	$21,227	$4,948	$2,141	$1,336	$1,445	$1,327	$51,953	$49,473	$39,411	$24,336	$24,668	$22,657

Portfolio turnover	28%	51%	57%	147%	50%	62%	28%	51%	57%	147%	50%	62%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.36%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%.

[12]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	31

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.91	$10.78	$9.32	$9.46	$8.81	$8.88	$12.00	$10.84	$9.38	$9.51	$8.86	$8.93

Net investment income[1]	0.04	0.12	0.14	0.12	0.11	0.13	0.08	0.20	0.21	0.18	0.17	0.17
Net realized and unrealized gain (loss)	0.81	1.10	1.48	(0.13)	0.66	0.06	0.80	1.11	1.47	(0.12)	0.65	0.08

Net increase (decrease) from investment operations	0.85	1.22	1.62	(0.01)	0.77	0.19	0.88	1.31	1.68	0.06	0.82	0.25

Dividends and distributions from:
Net investment income	(0.27)	(0.09)[2]	(0.16)[2]	(0.13)[2]	(0.12)[2]	(0.07)[2]	(0.36)	(0.15)[2]	(0.22)[2]	(0.19)[2]	(0.17)[2]	(0.13)[2]
Net realized gain	(0.34)	—	—	—	—	(0.19)[2]	(0.34)	—	—	—	—	(0.19)[2]

Total dividends and distributions	(0.61)	(0.09)	(0.16)	(0.13)	(0.12)	(0.26)	(0.70)	(0.15)	(0.22)	(0.19)	(0.17)	(0.32)

Net asset value, end of period	$12.15	$11.91	$10.78	$9.32	$9.46	$8.81	$12.18	$12.00	$10.84	$9.38	$9.51	$8.86

Total Investment Return[3]
Based on net asset value	7.22%[4]	11.39%	17.51%	(0.23)%[5]	8.76%	2.83%	7.48%[4]	12.19%	18.16%	0.54%[5]	9.34%	3.63%

Ratios to Average Net Assets
Total expenses	1.52%[6,7]	1.62%[8]	1.77%[9]	1.68%[10]	1.48%[11]	1.57%[12]	1.03%[6,7]	1.12%[8]	1.26%[9]	1.19%[10]	1.01%[11]	1.10%[12]

Total expenses excluding recoupment of past waived fees	1.52%[6,7]	1.62%[8]	1.77%[9]	1.68%[10]	1.48%[11]	1.57%[12]	1.03%[6,7]	1.12%[8]	1.26%[9]	1.19%[10]	1.01%[11]	1.10%[12]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.39%[6,7]	1.42%[8]	1.52%[9]	1.46%[10]	1.24%[11]	1.24%[12]	0.74%[6,7]	0.77%[8]	0.87%[9]	0.81%[10]	0.59%[11]	0.59%[12]

Net investment income	0.68%[6,7]	1.11%[8]	1.41%[9]	1.22%[10]	1.17%[11]	1.68%[12]	1.33%[6,7]	1.76%[8]	2.04%[9]	1.81%[10]	1.84%[11]	2.20%[12]

Supplemental Data
Net assets, end of period (000)	$44,924	$41,748	$39,805	$36,963	$44,195	$37,646	$18,343	$15,707	$14,881	$12,385	$13,573	$10,028

Portfolio turnover	28%	51%	57%	147%	50%	62%	28%	51%	57%	147%	50%	62%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)% and 0.21% for the Investor C and Class R Shares, respectively.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.36%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.37%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%.

[12]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional						Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.32	$10.77	$9.04	$9.19	$8.53	$8.74	$12.18	$10.65	$8.95	$9.10	$8.45	$8.70

Net investment income[1]	0.09	0.21	0.22	0.16	0.15	0.13	0.06	0.16	0.16	0.12	0.11	0.09
Net realized and unrealized gain (loss)	1.05	1.55	1.70	(0.17)	0.62	(0.10)	1.05	1.54	1.70	(0.16)	0.62	(0.10)

Net increase (decrease) from investment operations	1.14	1.76	1.92	(0.01)	0.77	0.03	1.11	1.70	1.86	(0.04)	0.73	(0.01)

Dividends and distributions from:
Net investment income	(0.20)	(0.21)[2]	(0.19)[2]	(0.14)[2]	(0.11)[2]	—	(0.17)	(0.17)[2]	(0.16)[2]	(0.11)[2]	(0.08)[2]	—
Net realized gain	—	—	—	—	—	(0.24)[2]	—	—	—	—	—	(0.24)[2]

Total dividends and distributions	(0.20)	(0.21)	(0.19)	(0.14)	(0.11)	(0.24)	(0.17)	(0.17)	(0.16)	(0.11)	(0.08)	(0.24)

Net asset value, end of period	$13.26	$12.32	$10.77	$9.04	$9.19	$8.53	$13.12	$12.18	$10.65	$8.95	$9.10	$8.45

Total Investment Return[3]
Based on net asset value	9.30%[4]	16.62%	21.49%	(0.21)%[5]	9.00%	1.01%	9.13%[4]	16.20%	20.94%	(0.54)%[5]	8.72%	0.55%

Ratios to Average Net Assets
Total expenses	0.57%[6,7]	0.65%[8]	0.75%[9]	0.61%[10]	0.47%[11]	0.50%[12]	0.80%[6,7]	0.86%[8]	1.00%[9]	0.92%[10]	0.75%[11]	0.80%[12]

Total expenses excluding recoupment of past waived fees	0.57%[6,7]	0.65%[8]	0.75%[9]	0.61%[10]	0.47%[11]	0.50%[12]	0.78%[6,7]	0.86%[8]	1.00%[9]	0.90%[10]	0.74%[11]	0.79%[12]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.21%[6,7]	0.20%[8]	0.29%[9]	0.24%[10]	0.07%[11]	0.07%[12]	0.59%[6,7]	0.58%[8]	0.67%[9]	0.61%[10]	0.45%[11]	0.45%[12]

Net investment income	1.33%[6,7]	1.80%[8]	2.20%[9]	1.56%[10]	1.74%[11]	1.77%[12]	0.92%[6,7]	1.42%[8]	1.59%[9]	1.21%[10]	1.25%[11]	1.25%[12]

Supplemental Data
Net assets, end of period (000)	$3,818	$3,116	$2,415	$3,178	$3,321	$4,148	$49,300	$42,946	$24,239	$20,879	$18,737	$17,136

Portfolio turnover	21%	65%	46%	150%	46%	55%	21%	65%	46%	150%	46%	55%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.51%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.48%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%.

[12]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	33

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.96	$10.46	$8.77	$8.92	$8.31	$8.62	$12.11	$10.58	$8.88	$9.03	$8.41	$8.67

Net investment income[1]	0.01	0.09	0.09	0.05	0.05	0.04	0.05	0.15	0.14	0.10	0.08	0.06
Net realized and unrealized gain (loss)	1.04	1.50	1.67	(0.16)	0.62	(0.11)	1.04	1.52	1.69	(0.15)	0.62	(0.08)

Net increase (decrease) from investment operations	1.05	1.59	1.76	(0.11)	0.67	(0.07)	1.09	1.67	1.83	(0.05)	0.70	(0.02)

Dividends and distributions from:
Net investment income	(0.08)	(0.09)[2]	(0.07)[2]	(0.04)[2]	(0.06)[2]	—	(0.13)	(0.14)[2]	(0.13)[2]	(0.10)[2]	(0.08)[2]	—
Net realized gain	—	—	—	—	—	(0.24)[2]	—	—	—	—	—	(0.24)[2]

Total dividends and distributions	(0.08)	(0.09)	(0.07)	(0.04)	(0.06)	(0.24)	(0.13)	(0.14)	(0.13)	(0.10)	(0.08)	(0.24)

Net asset value, end of period	$12.93	$11.96	$10.46	$8.77	$8.92	$8.31	$13.07	$12.11	$10.58	$8.88	$9.03	$8.41

Total Investment Return[3]
Based on net asset value	8.79%[4]	15.30%	20.12%	(1.24)%[5]	7.92%	(0.16)%	9.00%[4]	16.03%	20.73%	(0.64)%[5]	8.36%	0.43%

Ratios to Average Net Assets
Total expenses	1.58%[6,7]	1.67%[8]	1.80%[9]	1.70%[10]	1.57%[11]	1.65%[12]	1.13%[6,7]	1.16%[8]	1.29%[9]	1.18%[10]	1.06%[11]	1.19%[12]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%[6,7]	1.30%[8]	1.39%[9]	1.34%[10]	1.17%[11]	1.17%[12]	0.76%[6,7]	0.75%[8]	0.84%[9]	0.79%[10]	0.62%[11]	0.62%[12]

Net investment income	0.20%[6,7]	0.77%[8]	0.89%[9]	0.52%[10]	0.55%[11]	0.57%[12]	0.75%[6,7]	1.32%[8]	1.44%[9]	1.03%[10]	0.92%[11]	0.87%[12]

Supplemental Data
Net assets, end of period (000)	$33,940	$29,793	$27,761	$26,464	$31,253	$29,994	$7,403	$7,171	$8,131	$7,856	$8,476	$5,297

Portfolio turnover	21%	65%	46%	150%	46%	55%	21%	65%	46%	150%	46%	55%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)% and (0.86)% for the Investor C and Class R Shares, respectively.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.51%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.48%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%.

[12]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2014

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional						Investor A
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.36	$10.44	$8.45	$8.74	$8.06	$8.57	$12.20	$10.32	$8.35	$8.65	$8.00	$8.53

Net investment income[1]	0.08	0.16	0.14	0.09	0.07	0.05	0.05	0.12	0.09	0.05	0.07	0.01
Net realized and unrealized gain (loss)	1.24	1.89	1.96	(0.30)	0.61	(0.31)	1.23	1.86	1.96	(0.30)	0.58	(0.29)

Net increase (decrease) from investment operations	1.32	2.05	2.10	(0.21)	0.68	(0.26)	1.28	1.98	2.05	(0.25)	0.65	(0.28)

Dividends and distributions from:
Net investment income	(0.22)	(0.13)[2]	(0.11)[2]	(0.08)[2]	—	—	(0.17)	(0.10)[2]	(0.08)[2]	(0.05)[2]	—	—
Net realized gain	—	—	—	—	—	(0.25)[2]	—	—	—	—	—	(0.25)[2]

Total dividends and distributions	(0.22)	(0.13)	(0.11)	(0.08)	—	(0.25)	(0.17)	(0.10)	(0.08)	(0.05)	—	(0.25)

Net asset value, end of period	$13.46	$12.36	$10.44	$8.45	$8.74	$8.06	$13.31	$12.20	$10.32	$8.35	$8.65	$8.00

Total Investment Return[3]
Based on net asset value	10.66%[4]	19.86%	25.05%	(2.55)%[5]	8.44%	(2.22)%	10.47%[4]	19.39%	24.72%	(3.00)%[5]	8.13%	(2.48)%

Ratios to Average Net Assets
Total expenses	0.77%[6,7]	0.81%[8]	0.92%[9]	0.77%[10]	0.72%[11]	0.79%[12]	1.09%[6,7]	1.09%[8]	1.18%[9]	1.07%[10]	1.00%[11]	1.15%[12]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.26%[6,7]	0.22%[8]	0.26%[9]	0.21%[10]	0.09%[11]	0.09%[12]	0.60%[6,7]	0.56%[8]	0.60%[9]	0.55%[10]	0.43%[11]	0.42%[12]

Net investment income	1.20%[6,7]	1.45%[8]	1.41%[9]	0.91%[10]	0.79%[11]	0.69%[12]	0.83%[6,7]	1.09%[8]	0.96%[9]	0.54%[10]	0.79%[11]	0.20%[12]

Supplemental Data
Net assets, end of period (000)	$1,923	$1,564	$1,754	$2,082	$2,112	$2,566	$18,866	$22,356	$17,299	$10,287	$8,512	$9,328

Portfolio turnover	20%	59%	61%	117%	46%	55%	20%	59%	61%	117%	46%	55%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[6]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.51%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.

[8]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.54%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%.

[12]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2014	35

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.90	$10.05	$8.12	$8.43	$7.86	$8.45	$12.12	$10.24	$8.29	$8.58	$7.95	$8.50

Net investment income (loss)[1]	0.01	0.04	0.03	(0.01)	(0.01)	(0.03)	0.04	0.11	0.08	0.04	0.03	0.00 [2]
Net realized and unrealized gain (loss)	1.18	1.82	1.90	(0.30)	0.58	(0.31)	1.21	1.85	1.92	(0.29)	0.60	(0.30)

Net increase (decrease) from investment operations	1.19	1.86	1.93	(0.31)	0.57	(0.34)	1.25	1.96	2.00	(0.25)	0.63	(0.30)

Dividends and distributions from:
Net investment income	(0.08)	(0.01)[3]	—	—	—	—	(0.16)	(0.08)[3]	(0.05)[3]	(0.04)[3]	—	—
Net realized gain	—	—	—	—	—	(0.25)[3]	—	—	—	—	—	(0.25)[3]

Total dividends and distributions	(0.08)	(0.01)	—	—	—	(0.25)	(0.16)	(0.08)	(0.05)	(0.04)	—	(0.25)

Net asset value, end of period	$13.01	$11.90	$10.05	$8.12	$8.43	$7.86	$13.21	$12.12	$10.24	$8.29	$8.58	$7.95

Total Investment Return[4]
Based on net asset value	10.05%[5]	18.54%	23.77%	(3.68)%[6]	7.25%	(3.24)%	10.32%[5]	19.29%	24.26%	(2.93)%[6]	7.92%	(2.73)%

Ratios to Average Net Assets
Total expenses	1.83%[7,8]	1.89%[9]	2.04%[10]	1.91%[11]	1.86%[12]	1.99%[13]	1.32%[7,8]	1.39%[9]	1.50%[10]	1.39%[11]	1.35%[12]	1.51%[13]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.35%[7,8]	1.31%[9]	1.35%[10]	1.30%[11]	1.18%[12]	1.18%[13]	0.76%[7,8]	0.72%[9]	0.76%[10]	0.71%[11]	0.59%[12]	0.59%[13]

Net investment income (loss)	0.11%[7,8]	0.38%[9]	0.28%[10]	(0.14%)[11]	(0.10)%[12]	(0.46)%[13]	0.68%[7,8]	0.98%[9]	0.87%[10]	0.41%[11]	0.41%[12]	0.02%[13]

Supplemental Data
Net assets, end of period (000)	$15,841	$15,000	$14,704	$14,245	$18,051	$16,047	$7,060	$6,044	$5,501	$4,774	$5,523	$3,073

Portfolio turnover	20%	59%	61%	117%	46%	55%	20%	59%	61%	117%	46%	55%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)% and (3.16)% for the Investor C and Class R Shares, respectively.

[7]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.51%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

[9]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.54%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.57%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]

Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[12]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%.

[13]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds generally will invest in other registered investment companies, including exchange-traded funds (“ETFs”) (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”).

As of March 31, 2014, Conservative Prepared’s investment in the Master Total Return Portfolio of Master Bond LLC (the “Master Total Return Portfolio”) was 34.8% of the Fund’s net assets. As such, the financial statements of the Master Total Return Portfolio, including the Schedule of Investments, can be read in conjunction with Conservative Prepared’s financial statements. The Master Total Return Portfolio’s financial statements, included in filings under Master Bond LLC, are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

BLACKROCK FUNDS II	MARCH 31, 2014	37

Notes to Financial Statements (continued)

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of March 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

38	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA as of March 31, 2014:

Moderate Prepared
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Clearing Corp.	$4,374,160	$(4,374,160)	—

Growth Prepared
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Clearing Corp.	$4,496,800	$(4,496,800)	—

[1]

Collateral with a value of $4,413,750 and $4,537,500 has been received in connection with securities lending agreements for Moderate Prepared and Growth Prepared, respectively. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as equity risk or interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

BLACKROCK FUNDS II	MARCH 31, 2014	39

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2014

Derivative Assets

		Conservative Prepared	Moderate Prepared	Growth Prepared

	Statements of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]	$ 3,918	$ 5,585	$ 3,918

Derivative Liabilities

		Conservative Prepared	Moderate Prepared	Growth Prepared

	Statements of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]	$ 46	$ 1,736	$ 914

[1]   Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations
Six Months Ended March 31, 2014

Net Realized Gain (Loss) From

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared

Interest rate contracts:
Financial futures contracts	$ (22,201)	(14,839)	(11,018)	—
Equity contracts:
Financial futures contracts	142,903	196,663	148,571	$ 73,694

Total	$ 120,702	$ 181,824	$ 137,553	$ 73,694

Net Change in Unrealized Appreciation/Depreciation on

	Conservative Prepared		Moderate Prepared	Growth Prepared

Interest rate contracts:
Financial futures contracts	$ 3,872		$ 3,849	$ 3,004

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared

Financial futures contracts:
Average number of contracts purchased	82	96	76	7
Average number of contracts sold	1	19	10	—
Average notional value of contracts purchased	$ 9,283,006	$ 10,707,304	$ 8,529,227	$ 598,325
Average notional value of contracts sold	$ 61,750	$ 2,346,500	$ 1,235,000	—

40	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended March 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Class R	Total
Conservative Prepared	$46,025	$172,572	$21,900	$240,497
Moderate Prepared	$59,923	$215,585	$42,524	$318,032
Growth Prepared	$57,626	$159,537	$17,877	$235,040
Aggressive Growth Prepared	$23,547	$77,339	$16,469	$117,355

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$2	$518	$417	$33	$970
Moderate Prepared	$8	$387	$262	$56	$713
Growth Prepared	$35	$489	$251	$29	$804
Aggressive Growth Prepared	$48	$578	$208	$21	$855

For the six months ended March 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$1,002	$22,335	$21,975	$9,933	$55,245
Moderate Prepared	$929	$20,270	$27,038	$11,516	$59,753
Growth Prepared	$2,038	$19,230	$20,683	$6,360	$48,311
Aggressive Growth Prepared	$1,300	$20,363	$15,719	$6,559	$43,941

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

BLACKROCK FUNDS II	MARCH 31, 2014	41

Notes to Financial Statements (continued)

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the six months ended March 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$805	$4,603	$4,314	$1,095	$10,817
Moderate Prepared	$1,259	$5,992	$5,390	$2,126	$14,767
Growth Prepared	$422	$5,763	$3,988	$894	$11,067
Aggressive Growth Prepared	$217	$2,355	$1,933	$823	$5,328

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the Independent Trustees.

In addition, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees. The contractual waiver or reimbursement excludes investment advisory fees charged to the Master Portfolios in which the Funds invest.

These amounts waived or reimbursed are included in administration fees waived, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the six months ended March 31, 2014, the amounts shown as administration fees waived were as follows:

Conservative Prepared	$32,511
Moderate Prepared	$44,373
Growth Prepared	$33,206
Aggressive Growth Prepared	$15,992

For the six months ended March 31, 2014, the Manager reimbursed expenses, which are shown as expenses reimbursed by Manager were as follows:

Conservative Prepared	$27,310
Moderate Prepared	$35,393
Growth Prepared	$59,604
Aggressive Growth Prepared	$56,262

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$805	$11	$4,275	$1,095	$6,186
Moderate Prepared	$1,259	—	$499	$2,126	$3,884
Growth Prepared	$422	—	$3,988	$894	$5,304
Aggressive Growth Prepared	$217	$2,355	$1,933	$823	$5,328

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$2	—	$348	$33	$383
Moderate Prepared	$8	—	—	$56	$64
Growth Prepared	$35	—	$251	$29	$315
Aggressive Growth Prepared	$48	$578	$208	$21	$855

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$1,000	—	$612	$5,067	$6,679
Moderate Prepared	$915	—	—	$11,456	$12,371
Growth Prepared	$2,003	—	$4,346	$4,557	$10,906
Aggressive Growth Prepared	$1,251	$11,285	$8,524	$6,535	$27,595

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds

42	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2014, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Conservative Prepared	Moderate Prepared	Growth Prepared
Investor A	$848	—	$4,958
Investor C	—	$516	—

On March 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2014	2015	2016
Conservative Prepared
Fund Level	$150,627	$146,983	$59,821
Institutional	$1,382	$2,217	$1,807
Investor A	$2,206	$6,745	$11
Investor C	$22,532	$18,309	$5,235
Class R	$15,221	$11,830	$6,195
Moderate Prepared
Fund Level	$182,614	$187,158	$79,766
Institutional	$2,008	$2,647	$2,182
Investor C	$14,053	$7,588	$499
Class R	$23,885	$26,261	$13,638
Growth Prepared
Fund Level	$187,416	$190,742	$92,810
Institutional	$3,916	$5,190	$2,460
Investor A	$768	$3,517	—
Investor C	$28,964	$24,128	$8,585
Class R	$11,907	$10,196	$5,480
Aggressive Growth Prepared
Fund Level	$166,944	$165,280	$72,254
Institutional	$3,465	$2,988	$1,516
Investor A	$13,701	$26,009	$14,218
Investor C	$31,688	$25,407	$10,665
Class R	$13,755	$15,311	$7,379

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$11,271
Moderate Prepared	$10,139
Growth Prepared	$4,798
Aggressive Growth Prepared	$2,806
For the six months ended March 31, 2014, affiliates received CDSCs as follows:

	Investor A	Investor C
Conservative Prepared	—	$1,196
Moderate Prepared	—	$2,095
Growth Prepared	$12,469	$2,362
Aggressive Growth Prepared	—	$926

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditios. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, each Fund retains 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 80% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated – net in the Statements of Operations. For the six months ended March 31, 2014, each Fund paid BIM the following

BLACKROCK FUNDS II	MARCH 31, 2014	43

Notes to Financial Statements (continued)

amounts for securities lending agent services:

Conservative Prepared	$1,017
Moderate Prepared	$6,358
Growth Prepared	$4,042
Aggressive Growth Prepared	$2,031

The Funds recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments in the Underlying Funds and Master Portfolios and excluding short-term securities for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Conservative Prepared	$17,769,948	$17,683,959
Moderate Prepared	$44,777,839	$31,827,828
Growth Prepared	$20,340,337	$17,747,590
Aggressive Growth Prepared	$8,510,270	$12,749,397

7. Income Tax Information:

As of September 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Growth Prepared	Aggressive Growth Prepared
2018	$3,356,217	$420,246
2019	2,752,753	2,324,746
Total	$6,108,970	$2,744,992

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Tax cost	$86,616,327	$126,009,609	$84,978,686	$34,570,963
Gross unrealized appreciation	$15,430,950	$24,531,910	$20,590,782	$12,844,861
Gross unrealized depreciation	(7,340,020)	(8,651,555)	(5,810,534)	(3,899,961)
Net unrealized appreciation	$8,090,930	$15,880,355	$14,780,248	$8,944,900

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions.

The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended March 31, 2014.

9. Market and Credit Risk:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

44	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	288,697	$3,404,636	364,512	$4,199,851
Shares issued in reinvestment of dividends and distributions	26,465	307,260	6,457	70,579
Shares redeemed	(59,347)	(702,766)	(74,694)	(853,891)

Net increase	255,815	$3,009,130	296,275	$3,416,539

Investor A
Shares sold	903,854	$10,634,302	1,521,534	$17,160,596
Shares issued in reinvestment of dividends and distributions	156,057	1,797,775	101,383	1,101,027
Shares redeemed	(622,785)	(7,340,865)	(952,471)	(10,810,187)

Net increase	437,126	$5,091,212	670,446	$7,451,436

Investor C
Shares sold	688,546	$8,039,668	972,487	$10,942,561
Shares issued in reinvestment of dividends and distributions	129,834	1,489,192	86,672	937,794
Shares redeemed	(448,594)	(5,237,705)	(795,362)	(8,941,784)

Net increase	369,786	$4,291,155	263,797	$2,938,571

Class R
Shares sold	195,314	$2,277,581	366,039	$4,107,957
Shares issued in reinvestment of dividends and distributions	36,527	419,332	28,956	313,015
Shares redeemed	(152,023)	(1,780,971)	(393,950)	(4,441,866)

Net increase (decrease)	79,818	$915,942	1,045	$(20,894)

Total Net Increase	1,142,545	$13,307,439	1,231,563	$13,785,652

Moderate Prepared
Institutional
Shares sold	1,355,164	$16,112,099	244,084	$2,853,074
Shares issued in reinvestment of dividends and distributions	28,834	348,891	3,481	37,805
Shares redeemed	(65,551)	(804,435)	(35,576)	(406,686)

Net increase	1,318,447	$15,656,555	211,989	$2,484,193

Investor A
Shares sold	1,103,813	$13,515,888	1,265,991	$14,505,483
Shares issued in reinvestment of dividends and distributions	212,525	2,560,930	51,406	555,700
Shares redeemed	(1,174,102)	(14,529,656)	(831,986)	(9,447,294)

Net increase	142,236	$1,547,162	485,411	$5,613,889

BLACKROCK FUNDS II	MARCH 31, 2014	45

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Moderate Prepared (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	584,747	$7,101,693	682,447	$7,719,824
Shares issued in reinvestment of dividends and distributions	164,380	1,969,272	26,913	289,052
Shares redeemed	(555,234)	(6,719,540)	(896,670)	(10,090,940)

Net increase (decrease)	193,893	$2,351,425	(187,310)	$(2,082,064)

Class R
Shares sold	267,605	$3,266,573	405,490	$4,605,339
Shares issued in reinvestment of dividends and distributions	79,713	956,561	18,571	199,832
Shares redeemed	(150,759)	(1,837,838)	(487,229)	(5,531,997)

Net increase (decrease)	196,559	$2,385,296	(63,168)	$(726,826)

Total Net Increase	1,851,135	$21,940,438	446,922	$5,289,192

Growth Prepared
Institutional
Shares sold	79,271	$1,032,702	80,121	$890,590
Shares issued in reinvestment of dividends	3,658	47,804	3,970	42,086
Shares redeemed	(47,902)	(624,808)	(55,461)	(651,265)

Net increase	35,027	$455,698	28,630	$281,411

Investor A
Shares sold	848,540	$10,851,441	1,805,740	$20,668,985
Shares issued in reinvestment of dividends	44,355	573,941	35,673	374,926
Shares redeemed	(660,324)	(8,535,854)	(591,555)	(6,644,940)

Net increase	232,571	$2,889,528	1,249,858	$14,398,971

Investor C
Shares sold	455,199	$5,753,055	430,343	$4,792,430
Shares issued in reinvestment of dividends	14,374	183,550	19,420	201,586
Shares redeemed	(333,752)	(4,198,179)	(614,276)	(6,766,094)

Net increase (decrease)	135,821	$1,738,426	(164,513)	$(1,772,078)

Class R
Shares sold	123,484	$1,573,851	258,946	$2,875,646
Shares issued in reinvestment of dividends	5,654	72,928	9,722	101,697
Shares redeemed	(154,869)	(1,941,386)	(444,866)	(4,965,244)

Net decrease	(25,731)	$(294,607)	(176,198)	$(1,987,901)

Total Net Increase	377,688	$4,789,045	937,777	$10,920,403

Aggressive Growth Prepared
Institutional
Shares sold	23,293	$307,486	45,130	$509,773
Shares issued in reinvestment of dividends	1,452	19,293	1,130	11,645
Shares redeemed	(8,396)	(110,717)	(87,684)	(975,109)

Net increase (decrease)	16,349	$216,062	(41,424)	$(453,691)

46	BLACKROCK FUNDS II	MARCH 31, 2014

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Aggressive Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	304,065	$3,944,573	650,209	$7,229,105
Shares issued in reinvestment of dividends	16,127	212,082	15,915	162,175
Shares redeemed	(734,904)	(9,406,475)	(510,969)	(5,617,091)

Net increase (decrease)	(414,712)	$(5,249,820)	155,155	$1,774,189

Investor C
Shares sold	137,095	$1,741,133	292,016	$3,144,280
Shares issued in reinvestment of dividends	7,437	95,716	1,440	14,523
Shares redeemed	(187,161)	(2,352,555)	(496,263)	(5,329,869)

Net decrease	(42,629)	$(515,706)	(202,807)	$(2,171,066)

Class R
Shares sold	89,542	$1,148,631	216,548	$2,376,384
Shares issued in reinvestment of dividends	6,097	79,569	4,296	43,525
Shares redeemed	(59,997)	(768,152)	(259,276)	(2,850,534)

Net increase (decrease)	35,642	$460,048	(38,432)	$(430,625)

Total Net Decrease	(405,350)	$(5,089,416)	(127,508)	$(1,281,193)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK FUNDS II	MARCH 31, 2014	47

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

48	BLACKROCK FUNDS II	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	MARCH 31, 2014	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	BLACKROCK FUNDS II	MARCH 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic

    Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	MARCH 31, 2014	51

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-3/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: June 2, 2014

3